PNC FUNDS PROSPECTUS

                                 A AND C SHARES

                                                                OCTOBER 1, 2009,
                                                                      AS AMENDED
                                                                FEBRUARY 8, 2010

                                                                    EQUITY FUNDS

                                                        Balanced Allocation Fund

                                                       International Equity Fund

                                                      Large Cap Core Equity Fund

                                                           Large Cap Growth Fund

                                                            Large Cap Value Fund

                                                              Mid Cap Value Fund

                                                Multi-Factor Small Cap Core Fund

                                              Multi-Factor Small Cap Growth Fund

                                               Multi-Factor Small Cap Value Fund

                                                              S&P 500 Index Fund

                                                             Small Cap Core Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                             (PNC(R) FUNDS LOGO)

INVESTMENT ADVISER

PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the Funds before investing. Class C Shares of the Multi-Factor Small Cap Growth Fund have not commenced operations and are currently not offered to shareholders. PNC Funds also offers Class A and Class C Shares of PNC Fixed Income, Tax Exempt Bond and Money Market Funds in separate prospectuses. To obtain more information about PNC Funds, visit pncfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ...............................    1
EQUITY FUNDS
   PNC BALANCED ALLOCATION FUND ...........................................    2
   PNC INTERNATIONAL EQUITY FUND ..........................................    4
   PNC LARGE CAP CORE EQUITY FUND .........................................    6
   PNC LARGE CAP GROWTH FUND ..............................................    8
   PNC LARGE CAP VALUE FUND ...............................................   10
   PNC MID CAP VALUE FUND .................................................   11
   PNC MULTI-FACTOR SMALL CAP CORE FUND ...................................   13
   PNC MULTI-FACTOR SMALL CAP GROWTH FUND .................................   15
   PNC MULTI-FACTOR SMALL CAP VALUE FUND ..................................   17
   PNC S&P 500 INDEX FUND .................................................   19
   PNC SMALL CAP CORE FUND ................................................   21
MORE INFORMATION ABOUT PRINCIPAL RISKS ....................................   28
INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS .....................   31
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ..........................   41
DISTRIBUTION AND SHAREHOLDER SERVICE PLANS ................................   50
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .......................   50
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   53
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   56
FINANCIAL HIGHLIGHTS ......................................................   58

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of each Fund may be changed at any time without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. GE Asset Management Incorporated, a wholly-owned subsidiary of General Electric Company ("GEAM" or the "Sub-Adviser") and Polaris Capital Management, LLC ("Polaris" or the "Sub-Adviser", and together with GEAM, the "Sub-Advisers") serve as sub-advisers to a portion of the assets of the PNC International Equity Fund. The Adviser, with the assistance of GEAM and Polaris in the case of the PNC International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY

Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS

Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk, derivatives risk, prepayment/extension risk

TICKER SYMBOL

Class A   PBAAX
Class C   PBCCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 20% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund may also invest in the common stock of small cap companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO")) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOATL RETURNS

                                  (BAR CHART)

1999    14.97%
2000     1.51%
2001    -7.08%
2002   -13.89%
2003    21.96%
2004     7.40%
2005     5.39%
2006    11.95%
2007     7.62%
2008   -27.38%

Best Quarter     16.10%(12/31/99)
Worst Quarter   -13.39%(12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 4.51%.

                                                                    EQUITY FUNDS

                                                    PNC BALANCED ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                  1 YEAR   5 YEARS  10 YEARS
--------------                                  ------   -------  --------
PNC Balanced Allocation Fund
   Returns Before Taxes                         -30.84%   -1.15%    0.72%
   Returns After Taxes on Distributions(1)      -31.29%   -1.87%   -0.39%
   Returns After Taxes on Distributions
   and Sale of Fund Shares(1)                   -19.83%   -1.09%    0.16%
Barclays U.S. Aggregate Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                       5.24%    4.65%    5.63%
S&P 500(R) Index(3)
   (reflects no deduction for
   fees, expenses or taxes)                     -37.00%   -2.19%   -1.38%
Balanced Allocation Hybrid Benchmark Index(4)
   (reflects no deduction for
   fees, expenses or taxes)                     -22.06%    0.71%    1.68%

                                                                    SINCE     DATE OF
CLASS C SHARES                                  1 YEAR   5 YEARS  INCEPTION  INCEPTION
--------------                                  ------   -------  ---------  ---------
PNC Balanced Allocation Fund                    -28.59%   -0.91%    -1.04%    4/20/00
Barclays U.S. Aggregate Bond Index(2)
   (reflects no deduction for                                                  Since
   fees, expenses or taxes)                       5.24%    4.65%     6.40%    4/30/00
S&P 500(R) Index(3)
   (reflects no deduction for                                                  Since
   fees, expenses or taxes)                     -37.00%   -2.19%    -3.65%    4/30/00
Balanced Allocation Hybrid Benchmark Index(4)
   (reflects no deduction for                                                  Since
   fees, expenses or taxes)                     -22.06%    0.71%     0.57%    4/30/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. THE BARCLAYS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(4) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500(R) INDEX AND 40% BARCLAYS U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of foreign issuers

PRINCIPAL RISKS

Market risk, foreign risk, multi-national companies risk, country risk, derivatives risk, active trading risk

SUB-ADVISERS

Polaris and GEAM

TICKER SYMBOL

Class A   PMIEX
Class C   PIUCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in foreign equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in all capitalization size common stocks.

The Adviser has delegated to Polaris and GEAM the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component"), value strategy ("International Value Component") and a core strategy ("International Core Component"). The Adviser manages the International Growth Component. Polaris and GEAM furnish investment advisory services to the International Value Component and International Core Component, respectively. The Adviser monitors the performance of Polaris and GEAM and, at any point, the Adviser could change the allocation of the Fund's assets between itself, Polaris and GEAM on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris and GEAM or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks for inclusion in the Fund's portfolio.

GEAM's investment philosophy is to invest in companies that it believes are not fairly valued and whose price-to-cash earnings ratios are low relative to calculated long-term growth rates. GEAM employs a fundamental investment decision-making process that is disciplined and research driven with bottom-up stock selection. GEAM utilizes a multi-portfolio manager approach whereby each portfolio manager will manage a separate sleeve of the portion of the Fund's portfolio that is assigned by PNC Capital Advisors, LLC to GEAM. GEAM selects stocks to buy and sell by combining fundamental analysis with quantitative analysis that utilizes a proprietary ranking system.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

                                                                    EQUITY FUNDS

                                                  PNC INTERNATIONAL EQUITY FUNDS

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDER YEAR TOTAL RETURNS

                                  (BAR CHART)

1999    49.71%
2000   -17.09%
2001   -25.52%
2002   -19.20%
2003    32.45%
2004    16.53%
2005    11.00%
2006    28.65%
2007    12.55%
2008   -47.04%

Best Quarter     36.05%  (12/31/99)
Worst Quarter   -23.52%  (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 16.92%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC International Equity Fund
   Returns Before Taxes                      -49.95%   -1.26%    -0.74%
   Returns After Taxes on Distributions(1)   -49.91%   -1.33%    -1.00%
   Returns After Taxes on Distributions
      and Sale of Fund Shares1               -32.12%   -0.93%    -0.63%
MSCI EAFE Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -43.38%    1.66%     0.80%

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC International Equity Fund                -47.97%   -0.87%     -4.57%       1/5/00
   MSCI EAFE Index(2)
   (reflects no deduction for fees,                                             Since
      expenses or taxes)                     -43.38%    1.66%     -1.75%     12/31/99


(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

Class A   PLEAX
Class C   PLECX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500(R) Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser's quantitative analysis narrows the investment universe focusing on earnings growth, earnings surprise, price momentum, stability of earnings and valuation factors. Fundamental analysis is done to identify a reward risk (high and low target) for every security in the portfolio, with a focus on identifying opportunities for earnings upside potential. The Adviser utilizes a disciplined sell process and may choose to sell a holding when it does not satisfy specific quantitative criteria, analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in domestic equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the S&P 500(R) Index. The market capitalization range of the S&P 500(R) Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the S&P 500(R) Index. As of August 31, 2009, market capitalizations of companies in the S&P 500(R) Index ranged from approximately $866.8 million to $332.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOATL RETURNS

                                  (BAR CHART)

1999    19.72%
2000     1.45%
2001   -14.49%
2002   -20.44%
2003    26.69%
2004     7.29%
2005     6.03%
2006     9.83%
2007     6.34%
2008   -41.91%

Best Quarter     13.70%   (6/30/03)
Worst Quarter   -25.70%  (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 5.04%.

                                                                    EQUITY FUNDS

                                                  PNC LARGE CAP CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   ---------
PNC Large Cap Core Equity Fund
   Returns Before Taxes                      -45.09%   -6.11%     -2.67%
   Returns After Taxes on Distributions(1)   -45.25%   -6.78%     -3.41%
   Returns After Taxes on Distributions
      and Sale of Fund Shares1               -29.09%   -4.92%     -2.14%
S&P 500(R) Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -37.00%   -2.19%     -1.38%

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Large Cap Core Equity Fund               -42.86%   -5.71%     -4.75%     1/20/00
   S&P 500(R) Index(2)
   (reflects no deduction for fees,                                            Since
      expenses or taxes)                     -37.00%   -2.19%     -3.08%     1/31/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER- TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC LARGE CAP GROWTH FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

Class A   PEWAX
Class C   PEWCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of growth-oriented large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Adviser utilizes a disciplined sell process and may choose to sell a holding when it does not satisfy specific quantitative criteria, analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Growth Index. The market capitalization range of the Russell 1000 Growth Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Growth Index. As of August 31, 2009, market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $276.1 million to $332.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999    22.66%
2000    -5.48%
2001   -16.53%
2002   -28.39%
2003    19.75%
2004     3.55%
2005     5.33%
2006     7.35%
2007    11.37%
2008   -43.00%

Best Quarter     18.07%  (12/31/99)
Worst Quarter   -25.29%  (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 4.59%.

                                                                    EQUITY FUNDS

                                                       PNC LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Large Cap Growth Fund
   Returns Before Taxes                      -46.13%   -6.83%    -5.26%
   Returns After Taxes on Distributions(1)   -46.13%   -7.51%    -5.74%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -29.98%   -5.38%    -4.14%
Russell 1000 Growth Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -38.44%   -3.42%    -4.27%

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Large Cap Growth Fund                    -43.95%   -6.43%     -7.67%     1/27/00
Russell 1000 Growth Index(2)
   (reflects no deduction for                                                 Since
   fees, expenses or taxes)                  -38.44%   -3.42%     -7.29%     1/31/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

Class A   PLVAX
Class C   PALVX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of publicly traded U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Value Index. The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Value Index. As of August 31, 2009, market capitalizations of companies in the Russell 1000 Value Index ranged from approximately $276.1 million to $332.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999    -0.25%
2000    11.30%
2001    -4.05%
2002   -15.22%
2003    26.78%
2004    13.03%
2005     9.71%
2006    20.74%
2007     1.69%
2008   -36.43%

Best Quarter     15.42%   (6/30/03)
Worst Quarter   -21.10%  (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 0.42%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Large Cap Value Fund
    Returns Before Taxes                     -39.93%   -1.77%     0.46%
    Returns After Taxes on Distributions(1)  -40.24%   -3.05%    -0.70%
    Returns After Taxes on Distributions
       and Sale of Fund Shares(1)            -25.53%   -1.26%     0.27%
Russell 1000 Value Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -36.85%   -0.79%     1.36%

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Large Cap Value Fund                     -37.47%   -1.33%     1.04%      1/27/00
Russell 1000 Value Index(2)
   (reflects no deduction for                                                 Since
   fees, expenses or taxes)                  -36.85%   -0.79%     1.10%      1/31/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                          PNC MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of mid cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

Class A   PMCAX
Class C   PMFCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in value-oriented common stocks of U.S. mid cap companies. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally sells securities upon market realization of a company's intrinsic value.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Value Index. As of August 31, 2009, market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $276.1 million to $12.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

2003    34.50%
2004    21.11%
2005    15.18%
2006    20.21%
2007     0.56%
2008   -39.84%

Best Quarter     16.95%    (6/30/03)
Worst Quarter   -23.80%   (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 6.58%.

EQUITY FUNDS

PNC MID CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                                  SINCE      DATE OF
CLASS A SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Mid Cap Value Fund                                                       7/1/02
   Returns Before Taxes                      -43.14%   -0.83%     2.51%
   Returns After Taxes on Distributions(1)   -43.16%   -2.46%     1.09%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -28.02%   -0.88%     1.94%
Russell Midcap Value Index(2)
   (reflects no deduction for                                                 Since
   fees, expenses or taxes)                  -38.44%    0.33%     3.27%      6/30/02

                                                     SINCE      DATE OF
CLASS C SHARES                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                  ------   -------   ---------   ---------
PNC Mid Cap Value Fund          -40.81%   -0.40%     2.97%      6/2/03
Russell Midcap Value Index(2)
   (reflects no deduction for                                    Since
   fees, expenses or taxes)     -38.44%    0.33%     4.07%      5/31/03

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                            PNC MULTI-FACTOR SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY
Investing in securities of small cap companies

PRINCIPAL RISKS

Active trading risk, market risk, small companies risk

TICKER SYMBOL

Class A   PLOAX
Class C   PLOCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's growth prospects and relative valuation by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. The Fund also utilizes an active trading approach.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $15.9 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

2006    16.07%
2007    -2.65%
2008   -36.23%

Best Quarter     13.81%    (3/31/06)
Worst Quarter   -23.47%   (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was -2.06%.

EQUITY FUNDS

PNC MULTI - FACTOR SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                        SINCE      DATE OF
CLASS A SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Multi-Factor Small Cap Core Fund                               9/29/05
   Returns Before Taxes                      -39.72%   -10.57%
   Returns After Taxes on Distributions(1)   -39.72%   -10.65%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -25.82%    -8.81%
Russell 2000 Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -33.79%    -7.35%     9/30/05

                                                        SINCE      DATE OF
CLASS C SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Multi-Factor
Small Cap Core Fund                          -37.54%    -9.04%     9/29/05
Russell 2000 Index2
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -33.79%    -7.35%     9/30/05

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                        PNC MULTI - FACTOR SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in securities of small cap companies with prospects for accelerated earnings or revenue growth

PRINCIPAL RISKS

Market risk, small companies risk, IPO risk, active trading risk

TICKER SYMBOL

Class A   PLWAX
Class C   PLWCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Growth Index). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of small cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $15.9 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

2006     7.13%
2007    10.38%
2008   -37.05%

Best Quarter     11.49%   (3/31/06)
Worst Quarter   -24.59%  (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was -1.62%.

EQUITY FUNDS

PNC MULTI - FACTOR SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                        SINCE      DATE OF
CLASS A SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Multi-Factor Small Cap Growth Fund                             9/29/05
   Returns Before Taxes                      -40.50%    -9.97%
   Returns After Taxes on Distributions(1)   -40.50%   -10.04%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -26.32%    -8.28%
Russell 2000 Growth Index(2)
   (reflects no deduction for                                        Since
   fees, expenses or taxes)                  -38.54%    -8.18%      9/30/05

                                                        SINCE      DATE OF
CLASS C SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Multi-Factor Small Cap Growth Fund       -37.71%    -8.17%     9/29/05
Russell 2000 Growth Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -38.54%    -8.18%     9/30/05

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                         PNC MULTI - FACTOR SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

Class A   PMRRX
Class C   PSVCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e. companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $53.8 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

Performance information prior to November 30, 2005 represents performance of the PNC Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the PNC Multi-Factor Small Cap Value Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999     7.65%
2000    33.22%
2001    17.03%
2002   -10.75%
2003    38.62%
2004    21.30%
2005   -1.44%
2006    13.03%
2007   -13.49%
2008   -29.60%

Best Quarter     19.22%   (12/31/01)
Worst Quarter   -22.26%   (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was -9.41%.

EQUITY FUNDS

PNC MULTI - FACTOR SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Multi-Factor
Small Cap Value Fund
   Returns Before Taxes                      -33.48%   -4.90%     4.91%
   Returns After Taxes on Distributions(1)   -33.48%   -7.34%     2.80%
   Returns After Taxes on Distributions
      and Sale of Fund Shares1               -21.76%   -4.08%     3.87%
Russell 2000 Value Index2
   (reflects no deduction for
   fees, expenses or taxes)                  -28.92%    0.27%    6.11%

                                                     SINCE      DATE OF
CLASS C SHARES                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                  ------   -------   ---------   ---------
PNC Multi-Factor
   Small Cap Value Fund         -30.80%   -4.48%     4.93%      1/27/00
Russell 2000 Value Index(2)
   (reflects no deduction for                                    Since
   fees, expenses or taxes)     -28.92%    0.27%     7.37%      1/31/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                          PNC S&P 500 INDEX FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

To approximate, before Fund expenses, the investment results of the S&P 500(R) Index

PRINCIPAL INVESTMENT STRATEGY

Investing in stocks that comprise the S&P 500(R) Index

PRINCIPAL RISKS

Market risk, tracking error risk, derivatives risk

TICKER SYMBOL

Class A   PIIAX
Class C   PPICX

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500(R) Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets are invested in stocks included in the S&P 500(R) Index in approximately the same relative proportion as those stocks are held in the S&P 500(R) Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500(R) Index. The Adviser may invest in S&P 500(R) Index futures in addition to or in place of S&P 500(R) Index stocks to attempt to equal the performance of the S&P 500(R) Index when futures are less expensive than actual stocks. The value of S&P 500(R) Index futures closely tracks changes in the value of the S&P 500(R) Index. The Fund may also invest in other S&P 500(R) Index derivatives with economic characteristics similar to the common stocks in the S&P 500(R) Index. Under normal circumstances, investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may purchase a security that is scheduled to be included in the S&P 500(R) Index prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500(R) Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500(R) Index with the goal of adding small incremental performance relative to the S&P 500(R) Index. Stocks that are held in very small proportions in the S&P 500(R) Index may be excluded from the Fund or held short if they are expected to underperform.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999    20.28%
2000    -9.45%
2001   -12.47%
2002   -22.57%
2003    27.96%
2004    10.29%
2005     4.26%
2006    15.10%
2007     5.02%
2008   -37.32%

Best Quarter     15.28%   (6/30/03)
Worst Quarter   -21.99%  (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 2.86%.

EQUITY FUNDS

PNC S&P 500 INDEX FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC S&P 500 Index Fund
   Returns Before Taxes                      -38.88%   -3.22%    -2.17%
   Returns After Taxes on Distributions(1)   -39.13%   -3.67%    -2.58%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -24.87%   -2.56%    -1.83%
S&P 500(R) Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -37.00%   -2.19%    -1.38%

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC S&P 500 Index Fund                       -38.46%   -3.45%     -4.86%     1/17/00
S&P 500(R) Index(2)
   (reflects no deduction for                                                 Since
   fees, expenses or taxes)                  -37.00%   -2.19%     -3.08%     1/31/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY PNC CAPITAL ADVISORS, LLC. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                         PNC SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

Class A   PPCAX
Class C   PPCCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of publicly traded small cap U.S. equity securities that possess both value and growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R))(1). CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are cash flow related impacts to an earnings warning, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $15.9 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 53.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

2005     3.43%
2006    11.15%
2007     0.08%
2008   -37.26%

Best Quarter     12.31%   (3/31/06)
Worst Quarter   -25.39%  (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 5.74%.


(1)  CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

EQUITY FUNDS

PNC SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                        SINCE      DATE OF
CLASS A SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Small Cap Core Fund                                             4/2/04
   Returns Before Taxes                      -40.70%    -5.74%
   Returns After Taxes on Distributions(1)   -40.70%    -6.12%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -26.45%    -4.69%
Russell 2000 Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -33.79%    -2.23%     3/31/04

                                                        SINCE      DATE OF
CLASS C SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Small Cap Core Fund                      -38.35%    -5.25%     4/2/04
Russell 2000 Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -33.79%    -2.23%     3/31/04

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 25 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                          FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                              BALANCED         INTERNATIONAL             LARGE CAP                LARGE CAP
                                             ALLOCATION           EQUITY                CORE EQUITY                GROWTH
                                               FUND                FUND                    FUND                     FUND
                                         -----------------  ------------------     --------------------     -------------------
                                         CLASS A   CLASS C  CLASS A    CLASS C     CLASS A      CLASS C     CLASS A     CLASS C
                                         -------   -------  -------    -------     -------      -------     -------     -------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of offering price)   4.75%(1)  None     5.50%(1)     None       5.50%(1)    None        5.50%(1)    None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)  None(2)   1.00%(3) None(2)     1.00%(3)    None(2)     1.00%(3)    None(2)     1.00%(3)
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price)   None      None     None        None        None        None        None        None
Redemption Fee (as a percentage
   of amount redeemed, if applicable)    None      None     None        None        None        None        None        None
Exchange Fee                             None      None     None        None        None        None        None        None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
   ASSETS)
Investment Advisory Fees                 0.75%     0.75%    1.00%(4,5)  1.00%(4,5)  0.75%*,(6)  0.75%*,(6)  0.75%*,(6)  0.75%*,(6)
Distribution (12b-1) Fees                0.04%(7)  0.75%    0.05%(7)    0.75%       0.05%(7)    0.75%       0.05%(7)    0.75%
Other Expenses:
   Shareholder Servicing Fees(8)         0.25%     0.25%    0.25%       0.25%       0.25%       0.25%       0.25%       0.25%
   Other                                 0.23%     0.23%    0.23%       0.23%       0.77%(11)   0.77%(11)   0.35%(11)   0.35%(11)
                                         ----      ----     ----       -----        ----        ----        ----        ----
Total Other Expenses                     0.48%     0.48%    0.48%       0.48%       1.02%       1.02%       0.60%       0.60%
                                         ----      ----     ----       -----        ----        ----        ----        ----
Acquired Fund Fees and Expenses          0.05%(9)  0.05%(9) 0.01%(9)    0.01%(9)     N/A         N/A         N/A         N/A
                                         ----      ----     ----       -----        ----        ----        ----        ----
Total Annual Fund Operating Expenses     1.32%     2.03%    1.54%(5)    2.24%(5)    1.82%*,(11) 2.52%*,(11) 1.40%*,(11) 2.10%*,(11)
                                         ----      ----     ----       -----        ----        ----        ----        ----

SEE PAGE 26 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING "TOTAL ANNUAL FUND OPERATING EXPENSES" TO THE AMOUNTS SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                         LARGE CAP CORE        LARGE CAP
                                          EQUITY FUND         GROWTH FUND
                                       -----------------   -----------------
                                       CLASS A   CLASS C   CLASS A   CLASS C
                                       -------   -------   -------   -------
Investment Advisory Fees                0.17%     0.17%     0.63%     0.63%
                                        ----      ----      ----      ----
Total Annual Fund Operating Expenses    1.24%     1.94%     1.28%     1.98%
                                        ----      ----      ----      ----

EQUITY FUNDS

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                     MULTI-FACTOR
                                              LARGE CAP            MID CAP            SMALL CAP
                                                VALUE               VALUE                CORE
                                                FUND                FUND                 FUND
                                          -----------------   -----------------   ------------------
                                          CLASS A   CLASS C   CLASS A   CLASS C   CLASS A    CLASS C
                                          -------   -------   -------   -------   -------    -------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of offering price)    5.50%(1)  None      5.50%(1)  None      5.50%(1)   None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)   None(2)   1.00%(3)  None(2)   1.00%(3)  None(2)    1.00%(3)
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price)    None      None      None      None      None       None
Redemption Fee (as a percentage
   of amount redeemed, if applicable)     None      None      None      None      None       None
Exchange Fee                              None      None      None      None      None       None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
   ASSETS)
Investment Advisory Fees                  0.75%(6)  0.75%(6)  0.75%(5)  0.75%(5)  1.00%*,(6) 1.00%*,(6)
Distribution (12b-1) Fees                 0.05%(7)  0.75%     0.05%(7)  0.75%     0.04%(7)   0.75%
Other Expenses:
   Shareholder Servicing Fees(8)          0.25%     0.25%     0.25%     0.25%     0.25%      0.25%
   Other                                  0.16%     0.16%     0.30%(10) 0.30%(10) 0.27%(10)  0.27%(10)
                                          ----      ----      ----      ----      ----       ----
Total Other Expenses                      0.41%     0.41%     0.55%     0.55%     0.52%      0.52%
                                          ----      ----      ----      ----      ----       ----
Total Annual Fund Operating Expenses      1.21%     1.91%     1.35%(5)  2.05%(5)  1.56%*     2.27%*
                                          ----      ----      ----      ----      ----       ----

SEE PAGE 26 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING "TOTAL ANNUAL FUND OPERATING EXPENSES" TO THE AMOUNT SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                          MULTI-FACTOR
                                           SMALL CAP
                                           CORE FUND
                                       -----------------
                                       CLASS A   CLASS C
                                       -------   -------
Investment Advisory Fees                0.68%     0.68%
                                        ----      ----
Total Annual Fund Operating Expenses    1.24%     1.95%
                                        ----      ----

                                                                    EQUITY FUNDS

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                          MULTI-FACTOR            MULTI-FACTOR
                                            SMALL CAP               SMALL CAP                 S&P 500                SMALL CAP
                                           GROWTH FUND              VALUE FUND               INDEX FUND              CORE FUND
                                       -------------------    ---------------------      ------------------      -----------------
                                       CLASS A     CLASS C    CLASS A       CLASS C      CLASS A    CLASS C      CLASS A   CLASS C
                                       -------     -------    -------       -------      -------    -------      -------   -------
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of offering price) 5.50%(1)    None        5.50%(1)     None         2.50%(1)     None       5.50%(1)  None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset
    value)                             None(2)     1.00%(3)    None(2)      1.00%(3)     None         1.00%(3)   None(2)   1.00%(3)
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price) None        None        None         None         None         None       None      None
Redemption Fee (as a percentage
   of amount redeemed, if applicable)  None        None        None         None         None         None       None      None
Exchange Fee                           None        None        None         None         None         None       None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
   ASSETS)
Investment Advisory Fees               1.00%*,(6)  1.00%*,(6)  1.00%*,(6)   1.00%*,(6)   0.13%(5,6)   0.13%(5,6) 1.00%(6)  1.00%(6)
Distribution (12b-1) Fees              0.03%(7)    0.75%       0.05%(7)     0.75%        0.00%(7)     0.75%      0.05%(7)  0.75%
Other Expenses:
   Shareholder Servicing Fees(8)       0.25%       0.25%       0.25%        0.25%        0.25%        0.25%      0.25%     0.25%
   Other                               0.78%(11)   0.78%(11)   0.65%(10,11) 0.65%(10,11) 0.22%        0.22%      0.17%(10) 0.17%(10)
                                       ----        ----        ----         ----         ----         ----       ----      ----
Total Other Expenses                   1.03%       1.03%       0.90%        0.90%        0.47%        0.47%      0.42%     0.42%
                                       ----        ----        ----         ----         ----         ----       ----      ----
Acquired Fund Fees and Expenses        0.01%(9)    0.01%(9)     N/A          N/A          N/A          N/A        N/A       N/A
                                       ----        ----        ----         ----         ----         ----       ----      ----
Total Annual Fund Operating Expenses   2.07%*,(11) 2.79%*,(11) 1.95%*,(11)  2.65%*,(11)  0.60%(5)     1.35%(5)   1.47%     2.17%
                                       ----        ----        ----         ----         ----         ----       ----      ----

SEE PAGE 26 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING "TOTAL ANNUAL FUND OPERATING EXPENSES" TO THE AMOUNTS SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                          MULTI-FACTOR        MULTI-FACTOR
                                            SMALL CAP           SMALL CAP
                                          GROWTH FUND          VALUE FUND
                                       -----------------   -----------------
                                       CLASS A   CLASS C   CLASS A   CLASS C
                                       -------   -------   -------   -------
Investment Advisory Fees                0.17%     0.17%     0.60%     0.60%
                                        ----      ----      ----      ----
Total Annual Fund Operating Expenses    1.24%     1.96%     1.55%     2.25%
                                        ----      ----      ----      ----

EQUITY FUNDS

(1) This sales charge varies depending upon how much you invest. For more information on the sales charge waiver, see the "Sales Charges" section of this prospectus.

(2) A contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4) From its advisory fee, the Adviser pays a sub-advisory fee to GEAM and Polaris based on the portion of assets of the Fund allocated to GEAM and Polaris as follows:

                  GEAM                                    POLARIS
----------------------------------------   ------------------------------------
0.55% of the first $50 million of assets      0.35% of the first $125 million
    managed, 0.50% of assets managed            of assets managed, 0.40% of
 between $50 million and $100 million,      assets managed between $125 million
    0.45% of assets managed between             and $200 million and 0.50%
     $100 million and $150 million         of assets managed over $200 million.
      and 0.40% of assets managed
           over $150 million.

(5) For the International Equity and Mid Cap Value Funds, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008. For the S&P 500 Index Fund, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2009.

(6) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Core Funds. The advisory fee is reduced to 0.70% on assets of $1 billion or more, but less than $1.5 billion and to 0.65% on assets of $1.5 billion and over for the Large Cap Core Equity, Large Cap Growth and Large Cap Value Funds. The advisory fee is 0.15% on assets of less than $50 million, and is reduced to 0.10% on assets of $50 million or more, but less than $150 million and to 0.075% on assets of $150 million and over for the S&P 500 Index Fund.

(7) The "Distribution (12b-1) Fee" listed in the table for the S&P 500 Index Fund's Class A Shares reflects rounding. The actual "Distribution (12b-1) Fee" incurred by the S&P 500 Index Fund's Class A Shares during the last fiscal year was 0.005%. For the other Funds, "Distribution (12b-1) Fees" have been restated to limit the maximum fees to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above for each Fund except the S&P 500 Index Fund which expects to reimburse 0.005% during the current fiscal year.

(8) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(9) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(10) "Other Expenses" for the Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Value and Small Cap Core Funds include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(11) "Other Expenses" and "Total Annual Fund Operating Expenses" for the Large Cap Core Equity, Large Cap Growth, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds have been restated to reflect current fees and expenses.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams" and "Distribution and Shareholder Service Plans".

EXAMPLES

These Examples are intended to help you compare the cost of investing in PNC Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
BALANCED ALLOCATION FUND
   Class A Shares                     $603     $  873    $1,164    $1,990
   Class C Shares(1)                  $306     $  637    $1,093    $2,358
   Class C Shares(2)                  $206     $  637    $1,093    $2,358
INTERNATIONAL EQUITY FUND
   Class A Shares                     $698     $1,010    $1,343    $2,284
   Class C Shares(1)                  $327     $  700    $1,200    $2,575
   Class C Shares(2)                  $227     $  700    $1,200    $2,575
LARGE CAP CORE EQUITY FUND
   Class A Shares                     $725     $1,091    $1,481    $2,570
   Class C Shares(1)                  $355     $  785    $1,340    $2,856
   Class C Shares(2)                  $255     $  785    $1,340    $2,856
LARGE CAP GROWTH FUND
   Class A Shares                     $685     $  969    $1,274    $2,137
   Class C Shares(1)                  $313     $  658    $1,129    $2,431
   Class C Shares(2)                  $213     $  658    $1,129    $2,431

                                                                    EQUITY FUNDS

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
LARGE CAP VALUE FUND
   Class A Shares                     $667     $  913    $1,178    $1,935
   Class C Shares(1)                  $294     $  600    $1,032    $2,233
   Class C Shares(2)                  $194     $  600    $1,032    $2,233
MID CAP VALUE FUND
   Class A Shares                     $680     $  954    $1,249    $2,085
   Class C Shares(1)                  $308     $  643    $1,103    $2,379
   Class C Shares(2)                  $208     $  643    $1,103    $2,379
MULTI-FACTOR SMALL CAP CORE FUND
   Class A Shares                     $700     $1,016    $1,353    $2,304
   Class C Shares(1)                  $330     $  709    $1,215    $2,605
   Class C Shares(2)                  $230     $  709    $1,215    $2,605
MULTI-FACTOR SMALL CAP GROWTH FUND
   Class A Shares                     $748     $1,163    $1,602    $2,818
   Class C Shares(1)                  $382     $  865    $1,474    $3,119
   Class C Shares(2)                  $282     $  865    $1,474    $3,119
MULTI-FACTOR SMALL CAP VALUE FUND
   Class A Shares                     $737     $1,129    $1,544    $2,700
   Class C Shares(1)                  $368     $  823    $1,405    $2,983
   Class C Shares(2)                  $268     $  823    $1,405    $2,983
S&P 500 INDEX FUND
   Class A Shares                     $310     $  437    $  576    $  981
   Class C Shares(1)                  $237     $  428    $  739    $1,624
   Class C Shares(2)                  $137     $  428    $  739    $1,624
SMALL CAP CORE FUND
   Class A Shares                     $691     $  989    $1,309    $2,211
   Class C Shares(1)                  $320     $  679    $1,164    $2,503
   Class C Shares(2)                  $220     $  679    $1,164    $2,503

(1)  IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD.

(2)  IF YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIOD.

MORE INFORMATION ABOUT PRINCIPAL RISKS

                                                                                               Multi-     Pre-
                   Active                                               Interest              National  payment/   Small   Tracking
                  Trading Allocation Country Credit Derivatives Foreign   Rate    IPO Market Companies Extension Companies   Error
                    Risk     Risk      Risk   Risk      Risk      Risk    Risk   Risk  Risk     Risk      Risk      Risk     Risk
                  ------- ---------- ------- ------ ----------- ------- -------- ---- ------ --------- --------- --------- --------
EQUITY FUNDS
   Balanced
      Allocation
      Fund           X         X                X        X         X        X            X                 X         X
   International
      Equity Fund    X                  X                X         X                     X       X
   Large Cap Core
      Equity Fund                                                                        X
   Large Cap
      Growth Fund                                                                        X
   Large Cap
      Value Fund                                                                         X
   Mid Cap Value
      Fund                                                                               X
   Multi-Factor
      Small Cap
      Core Fund      X                                                                   X                           X
   Multi-Factor
      Small Cap
      Growth Fund    X                                                             X     X                           X
   Multi-Factor
      Small Cap
      Value Fund                                                                         X                           X
   S&P 500
      Index Fund                                         X                               X                                     X
   Small Cap
      Core Fund                                                                          X                           X

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

ALLOCATION RISK. The Balanced Allocation Fund is subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.


The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

DERIVATIVES RISK. Derivative instruments include options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to a Fund.

If a Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the

Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Developing market countries are countries that the MSCI EAFE Index or the United Nations classifies as emerging or developing. Developing markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Developing market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of a developing market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. For the Balanced Allocation Fund, an investment in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates and the market prices of the Fund's fixed income investments may decline due to an increase in market interest rates.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

MARKET RISK. Market risk is the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Each Fund is also subject to the risk that its primary market segment defined in the Fund's Principal Investment Strategy may underperform other market segments or the markets as a whole.

MARKET RISK OF BALANCED ALLOCATION FUND. The Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market Risk" above. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income market or the fixed income or equity markets as a whole.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Balanced Allocation Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

TRACKING ERROR RISK. The S&P 500 Index Fund's ability to replicate the performance of the S&P 500(R) Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 53.

INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital managed approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) Allegiant Asset Management received for each Fund for the fiscal year ended May 31, 2009:

                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                           NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                              MANAGEMENT TEAM                           ENDED MAY 31, 2009
---------                            ---------------------------------------------------   ------------------------------
Balanced Allocation Fund                     Balanced Allocation Management Team                       0.75%
International Equity Fund             International Equity Investment Management Team,                 1.00%
                                        Polaris (sub-adviser) and GEAM (sub-adviser)
Large Cap Core Equity Fund           Large Core/Growth Equity Investment Management Team               0.75%
Large Cap Growth Fund                Large Core/Growth Equity Investment Management Team               0.75%
Large Cap Value Fund                  Large Cap Value Equity Investment Management Team                0.75%
Mid Cap Value Fund                     Mid Cap Value Equity Investment Management Team                 0.75%
Multi-Factor Small Cap Core Fund        Structured Equity Investment Management Team                   0.65%
Multi-Factor Small Cap Growth Fund      Structured Equity Investment Management Team                   0.09%
Multi-Factor Small Cap Value Fund       Structured Equity Investment Management Team                   1.00%
S&P 500 Index Fund                          Quantitative Analysis Management Team                      0.20%
Small Cap Core Fund                   Small Cap Core Equity Investment Management Team                 1.00%

A discussion regarding the basis for the Board's approval of the interim and new investment advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2009.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits PNC Funds, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, PNC Funds has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. PNC Funds may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Currently, the PNC International Equity Fund operates under the Manager of Managers Structure. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

SUB-ADVISERS

GEAM, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. GEAM's principal office is located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904.

GEAM is a wholly-owned subsidiary of General Electric Company ("GE"). GE's principal office is located at 3135 Easton Turnpike, Fairfield, Connecticut 06828. As of December 31, 2009, GEAM managed approximately $117.8 billion in assets.

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of December 31, 2009, Polaris managed over $2.9 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

GEAM and Polaris serve as Sub-Advisers to a portion of the assets of the International Equity Fund. For its services, GEAM receives sub-advisory fees from the Adviser at the annual rate of 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million, and 0.40% of assets managed over $150 million. For its services, Polaris receives sub-advisory fees from the Adviser at the annual rate of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS

               GROSS ANNUAL    NET ANNUAL                           COMPOSITE
                PERFORMANCE    COMPOSITE                            DISPERSION
                 COMPOSITE    PERFORMANCE    MSCI      NUMBER    ---------------      U.S.      TOTAL FIRM
 YEAR (AS OF      RESULTS       RESULTS      EAFE        OF       HIGH      LOW      DOLLARS      ASSETS
DECEMBER 31)        (%)           (%)         (%)     ACCOUNTS     (%)      (%)    (MILLIONS)   (MILLIONS)
------------   ------------   -----------   -------   --------   ------   ------   ----------   ----------
2008              (50.19)        (50.57)    (43.06)      22      (48.63)  (52.90)   $  675.9    $1,845.8
2007                1.25           0.62      11.63       26        4.65    (1.38)    1,444.1     4,288.1
2006               34.17          33.39      26.86       26        36.3     33.3       1,200     2,617.2
2005               16.83          15.86      14.02       17        19.9     15.2       594.4     1,260.9
2004               29.61          28.51      20.70        9        30.7     22.6       139.6       484.6
2003               53.63          52.29      39.17        6        55.4     36.8        52.0       237.2
2002                6.27           5.27     (15.66)       5        10.1      6.0        32.1       174.4
2001               (0.29)         (1.17)    (21.21)       5         0.8     (3.6)       29.7       113.7
2000               (5.26)         (5.72)    (13.96)       5        (2.5)    (6.8)       23.2        87.9
1999               21.52          21.26      27.30        7        39.6      7.4        26.6        92.7
1998               (5.88)         (6.45)     20.33        8        (3.2)   (11.5)       24.1        84.8
1997               10.93           9.86       2.06        7        14.3      7.3         7.1        52.9
1996               24.00          22.79       6.36        5        26.2     23.0         4.1        31.0
1995               19.01          17.86      11.85        3        20.9     14.3         1.2        17.8
1994                0.50          (0.17)      8.15        5         1.7     (2.4)        3.9          --
1993               26.69          25.89      33.29        5        28.2     22.9         3.9          --
1992                6.39           5.71     (11.36)       5         9.4      3.4         3.1          --
1991                5.81           5.15      13.01        5        12.2      4.0         2.8          --
1990               (4.57)         (5.54)    (22.77)       5        (1.5)    (4.8)        2.6          --
1989               25.77          24.56      10.93        4        31.1     20.4         0.8          --
1988               16.00          14.87      28.90        4        20.7     11.3         0.6          --
1987                1.44           0.46      24.53        4        10.0      0.4         0.5          --
1986               49.23          47.77      69.76        1        57.0     47.6         0.5          --
1985               33.53          32.22      56.79        2        33.0     33.0         0.3          --
1984                6.36           5.83       5.89        2                              0.2          --

ANNUALIZED RETURNS (AS OF JUNE 30, 2009)

                        POLARIS INTERNATIONAL
                           EQUITY COMPOSITE     MSCI EAFE
                        ---------------------   ---------
1 Year                         -31.69%           -30.96%
5 Years                          2.54%             2.79%
10 Years                         7.44%             1.56%
Since Inception
   (date of inception
   10/1984)                     11.39%             9.60%

NOTES:

(1.)  Polaris is a registered investment adviser.

(2.) Polaris has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards.

(3.) The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

(4.) Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

(5.) Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Polaris at adviserinfo@polariscapital.com.

(6.) The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees. The annual composite dispersion presented is an asset-weighted and equal-weighted standard deviation calculated for the accounts in the composite the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return. Additional information regarding the policies for calculating and reporting returns is available upon request.

(7.) The investment management fee schedule for the composite is 1% on the first $25 million in assets; 0.75% on the next $25 million; 0.60% on the next $1 billion; 0.55% on the next $2 billion, and 0.50% on the remainder. Actual investment advisory fees incurred by clients may vary.

(8.) The International Equity Composite was created April 1, 1995. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm performed an examination of this track record; an Independent Verifier's Report is available upon request. Polaris Capital Management, LLC's compliance with the GIPS standards has been verified for the period April 1, 1995 through December 31, 2008 by an independent firm. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984. A copy of the verification reports and complete list and description of composites is available upon request.

(9.) The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

(10.) Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

(11.) "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

(12.) Past performance is not indicative of future results.

PRIOR RELATED PERFORMANCE
INFORMATION FOR THE
LARGE CORE/GROWTH EQUITY INVESTMENT
MANAGEMENT TEAM

The performance being presented is that of the Adviser and its predecessor firm. The Adviser claims compliance with the Global Investment Performance Standards (GIPS(R)). The Adviser is an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC").

The senior team members of the investment team at the Adviser currently responsible for managing the Large Cap Core and Large Cap Growth investment management styles are Douglas Roman, CFA, CMT, Mark Batty, CFA and Ruairi O'Neill, CFA. These individuals have the primary responsibility for the day-to-day management of the PNC Large Cap Core Equity and PNC Large Cap Growth Funds. Messrs. Roman, Batty and O'Neill also manage separate accounts for the Adviser that have investment objectives, policies and strategies that are substantially similar to the PNC Large Cap Core Equity and PNC Large Cap Growth Funds.

The tables below prepared by the Adviser show the annual returns and performance record established by Messrs. Roman, Batty and O'Neill for the Large Cap Core and Large Cap Growth investment styles. These individuals fully implemented their current investment process for the large cap core investment style as of December 31, 2003, which is why the Adviser's performance in that style prior to that date is not presented. The investment strategies for both large cap core and large cap growth are materially similar to the investment styles being implemented at the Adviser. This performance record meets the portability requirements of the GIPS(R) standards, including the requirement that materially all of the key investment decision makers from the Adviser are employed at the Adviser, and the Adviser has access to all the books and records that support the performance history.

Please note that the performance results shown are those of the Adviser and not the investment results of the PNC Large Cap Core Equity Fund and PNC Large Cap Growth Fund. The results are not intended to predict or suggest the return to be experienced by the Funds or the return an individual investor might achieve by investing in the Funds.

The results of the PNC Large Cap Core Equity Fund and PNC Large Cap Growth Fund may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which were paid by clients directly. The overall expenses of PNC Bank's and the Adviser's client accounts were generally lower than those experienced by Fund shareholders and, therefore, the performance of the Funds would generally be lower. The Funds' results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Funds may not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the S&P 500 Index and the Russell 1000 Growth Index, both of which are unmanaged market indices. Investors cannot invest directly in the indices. The returns of both indices reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

PNC CAPITAL ADVISORS, INC. LARGE CAP CORE EQUITY NET COMPOSITE
PERFORMANCE RESULTS

                                                                           TOTAL ASSETS      PERCENTAGE       TOTAL
     YEAR       ANNUAL TOTAL    S&P 500     NUMBER OF      COMPOSITE         AT END OF         OF FIRM     FIRM ASSETS
(AS OF 12/31)    RETURN (%)    INDEX (%)   PORTFOLIOS   DISPERSION (%)   PERIOD (MILLIONS)    ASSETS (%)    (MILLIONS)
-------------   ------------   ---------   ----------   --------------   -----------------   -----------   -----------
2004                 7.20         10.88        128            0.6               $547                *              *
2005                 6.39          4.91        114            1.2               $495                *              *
2006                13.30         15.79        126            0.7               $486                *              *
2007                12.41          5.49        132            0.7               $368                *              *
2008               -34.06        -37.00      1,020            0.7               $516            3.91        $13,190

ANNUALIZED RETURNS (AS OF JUNE 30, 2009)

         PNC CAPITAL
          ADVISORS,
         INC. LARGE
          CAP CORE
            EQUITY     S&P 500
          COMPOSITE     INDEX
         -----------   -------
1 Year     -24.67%     -26.21%
5 Year      -0.79%      -2.24%

* The Large Core/Growth Equity Investment Management Team was not a part of PNC Capital Advisors, Inc. prior to February 11, 2008.

NOTES:

Past performance is no guarantee of future results.

The composite performance for the Large Cap Core Equity style shown is the investment performance of the Adviser. The Adviser claims compliance with GIPS(R).

Performance shown is for a composite of accounts using the Large Cap Core Equity Composite ("Core Composite"), a large-cap U.S. model portfolio. The Core Composite contains fully discretionary actively managed core equity accounts. For comparison purposes, the Core Composite is measured against the S&P 500 Index. The minimum account size for this composite is $100,000. Prior to December 31, 2007, the composite was named the PNC Advantage Core PortfolioSM and the minimum account size was $800,000. The Adviser provides investment advice with respect to equity and fixed income securities for a variety of clients, including institutional accounts and registered investment companies. The minimum account size for large cap core accounts is $2,000,000.

For GIPS(R), the Adviser includes:

1) Certain assets under management of PNC Bank that were previously attributed to assets of Mercantile-Safe Deposit and Trust Company ("MSD&T") and its subsidiary, Mercantile Capital Advisors, Inc. (now the Adviser). Effective September 14, 2007, MSD&T was merged into PNC Bank, and in conjunction with such merger, the Adviser became a subsidiary of PNC Bank. The Adviser commenced serving as sub-advisor to certain clients of PNC Bank and PNC Delaware Trust Company effective February 11, 2008.

2) Assets under management of PNC Municipal Investment Group ("PNC MIG"), formerly a part of PNC Bank, now a business unit of the Adviser.

3) Certain assets of PNC IIG, a part of PNC Bank, a major business unit of the Adviser. Investment management staff responsible for management of assets that were included in certain composites of PNC IIG transferred to the Adviser effective October 1, 2007. Accordingly, assets, and corresponding composites, for which those individuals were, and continue to be, responsible are now included under the Adviser. Additional information regarding the aforementioned events, as well as the policies and procedures for calculating and reporting returns, is available upon request. The Adviser claims compliance with GIPS(R). The Adviser maintains a complete list and description of the composites which is available upon request. Results are based on fully discretionary accounts under management, including those accounts no longer with the Adviser. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Prior to November 2004, settlement date valuation was used to calculate performance. Performance results are presented on a net basis and include the reinvestment of all income. The net results reflect the deduction of 0.74% for the period prior to January 1, 2008, 1.10% for the period January 1, 2008 through February 29, 2008 and 0.75% for the periods thereafter, representing the maximum advisory fees charged to client accounts during the representative periods in the Core Composite. The management fee schedule is as follows: 0.75% on the first $5 million, 0.60% on the next $10 million and 0.45% above $15 million. The actual fees paid by a client may vary based on assets under management and other factors. The annual standard deviation presented is an equal-weighted calculation of performance dispersion for accounts in the composite for the entire year.

Performance which may accompany this report prior to December 31, 2007 occurred while the portfolio management team was with the predecessor firm PNC IIG. All individuals who were responsible at PNC IIG for selecting the securities to buy and sell continued to hold the same responsibilities with the portfolio management at the Adviser. The Adviser maintains or has access to the records supporting this performance and will provide these records upon request.

PNC IIG's compliance with the GIPS(R) standards was verified for the period from January 1, 1994 through December 31, 2008 by an independent firm. In addition, a performance examination was conducted on the Core Composite beginning January 1, 1994.

The dispersion of annual returns for the Core Composite is measured by the standard deviation across equal-weighted portfolio returns represented within the composite for a full year.

This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

PNC CAPITAL ADVISORS, INC. LARGE CAP GROWTH NET COMPOSITE PERFORMANCE RESULTS

               ANNUAL                                                             PERCENTAGE     TOTAL
    YEAR        TOTAL     RUSSELL       NUMBER     COMPOSITE    TOTAL ASSETS AT     OF FIRM       FIRM
   (AS OF      RETURN   1000 GROWTH       OF       DISPERSION    END OF PERIOD      ASSETS      ASSETS
DECEMBER 31)     (%)     INDEX (%)    PORTFOLIOS      (%)          (MILLIONS)         (%)      (MILLIONS)
------------   ------   -----------   ----------   ----------   ---------------   ----------   ----------
2005             7.28        5.26          13         0.6            $126                *             *
2006             7.24        9.07          11         0.2            $ 92                *             *
2007            19.63       11.81          24         0.2            $159                *             *
2008           -38.53      -38.44         215         0.7            $132            1.00       $13,190

ANNUALIZED RETURNS (AS OF JUNE 30, 2009)

                    PNC CAPITAL ADVISORS,     RUSSELL
                       INC. LARGE CAP       1000 GROWTH
                      GROWTH COMPOSITE         INDEX
                    ---------------------   -----------
1 Year                    -26.55%              -24.50%
5 Year                     -1.04%               -1.83%
Since Inception**          -1.03%               -1.20%

* The Large Core/Growth Equity Investment Management Team was not a part of PNC Capital Advisors, Inc. prior to February 11, 2008.

**   Inception Date: January 31, 2004

NOTES:

Past performance is no guarantee of future results.

The composite performance for the Large Cap Growth style shown is the investment performance of the Adviser. The Adviser claims compliance with GIPS(R).

Performance shown is for a composite of accounts using the Large Cap Growth Composite ("Growth Composite"), a large-cap U.S. model portfolio. The Growth Composite contains fully discretionary actively managed growth equity accounts. For comparison purposes the Growth Composite is measured against the Russell 1000 Growth Index. The minimum account size for the Adviser for this composite is $100,000. Prior to December 31, 2007, the Growth Composite was named the PNC Advantage Growth PortfolioSM and the minimum account size was $800,000. The minimum account size for large cap core accounts is $2,000,000.

The Adviser provides investment advice with respect to equity and fixed income securities for a variety of clients, including institutional accounts and registered investment companies.

For GIPS(R) purposes, the Adviser includes:

1) Certain assets under management of PNC Bank that were previously attributed to the assets of MSD&T and its subsidiary, Mercantile Capital Advisors, Inc. (now the Adviser). Effective September 14, 2007, MSD&T was merged into PNC Bank, and in conjunction with such merger, the Adviser became a subsidiary of PNC Bank. The Adviser commenced serving as sub-advisor to certain clients of PNC Bank and PNC Delaware Trust Company effective February 11, 2008.

2) Assets under management of PNC MIG, formerly a part of PNC Bank, now a business unit of the Adviser.

3) Certain assets of PNC IIG, a part of PNC Bank. Investment management staff responsible for management of assets that were included in certain composites of PNC IIG transferred to the Adviser effective October 1, 2007. Accordingly, assets, and corresponding composites, for which those individuals were, and continue to be, responsible are now included under the Adviser. Additional information regarding the aforementioned events, as well as the policies and procedures for calculating and reporting returns, is available upon request. The Adviser claims compliance with GIPS(R). The Adviser maintains a complete list and description of the composites which is available upon request. Results are based on fully discretionary accounts under management, including those accounts no longer with the Adviser. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Prior to November 2004, settlement date valuation was used to calculate performance. Performance results are presented on a net basis and include the reinvestment of all income. The net results reflect the deduction of 0.74% for the period prior to January 1, 2008, 1.10% for the period January 1, 2008 through February 29, 2008 and 0.75% for the periods thereafter, representing the maximum advisory fees charged to client accounts during the representative periods in the Growth Composite. The management fee schedule is as follows: 0.75% on the first $5 million, 0.60% on the next $10 million and 0.45% above $15 million. The actual fees paid by a client may vary based on assets under management and other factors. The annual standard deviation presented is an equal-weighted calculation of performance dispersion for accounts in the composite for the entire year.

Performance which may accompany this report prior to December 31, 2007 occurred while the portfolio management team was with the predecessor firm PNC IIG. All individuals who were responsible at PNC IIG for selecting the securities to buy and sell continued to hold the same responsibilities with the portfolio management at the Adviser. The Adviser maintains or has access to the records supporting this performance and will provide these records upon request.

PNC IIG's compliance with GIPS(R) standards was verified for the period from July 1, 2006 through December 31, 2008 by an independent firm. In addition, a performance examination was conducted on the Growth Composite beginning July 1, 2006.

The dispersion of annual return for the Growth Composite is measured by the standard deviation across equal-weighted portfolio returns represented within the composite for a full year.

This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

PORTFOLIO MANAGEMENT TEAMS

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

NAME                                           BUSINESS EXPERIENCE
----                            -------------------------------------------------
BALANCED ALLOCATION MANAGEMENT TEAM

Edward A. Johnson, CFA          Mr. Johnson is responsible for portfolio
Portfolio Manager               management and research for the large cap value
Years with the Adviser: 5       portion of the Balanced Allocation Fund.
Industry experience: 12 years
                                Prior to joining the Adviser in 2004, Mr.
                                Johnson was a founding member of Volaris
                                Advisors, a derivatives advisory firm in New
                                York specializing in risk and volatility
                                management, which was acquired by Credit Suisse
                                First Boston. He had been with Volaris since
                                2000.

Gordon A. Johnson               Mr. Johnson is responsible for portfolio
Managing Director               management and equity research of the Balanced
Years with the Adviser: 6       Allocation Fund.
Industry experience: 24 years
                                Prior to joining the Adviser on December 31,
                                2005, Mr. Johnson was the President and Chief
                                Investment Officer of Allegiant Investment
                                Counselors Inc., the former sub-adviser to the
                                Small Cap Core Fund, since 1985.

Mark G. McGlone                 Mr. McGlone is responsible for portfolio
Managing Director               management and fixed income research of the
Years with the Adviser: 28      Balanced Allocation Fund.
Industry experience: 28 years

                                Mr. McGlone joined the Adviser in 1981.

Hitesh C. Patel, PhD            Mr. Patel is responsible for the portfolio
Managing Director               management and equity research for the
Years with the Adviser: 4       structured equity small cap core portion of the
Industry experience: 15 years   Balanced Allocation Fund.

                                Prior to joining the Adviser in April 2005, Mr.
                                Patel served as Director of Quantitative
                                Research at Harris Investment Management, Inc.
                                ("HIM"). Mr. Patel had been with HIM since 1998.

Douglas Roman, CFA, CMT         Mr. Roman is responsible for portfolio
Managing Director               management and research for the large cap growth
Years with the Adviser: 7       portion of the Balanced Allocation Fund.
Industry experience: 22 years
                                Prior to joining the Adviser in 2002, Mr. Roman
                                worked for Penn Street Advisors, Inc., the Penn
                                Street Funds, The Vanguard Group, Rittenhouse
                                Financial Services and CoreStates Investment
                                Advisors.

Martin C. Schulz, J.D.          Mr. Schulz is responsible for portfolio
Managing Director               management and research for the international
Years with the Adviser: 12      portion of the Balanced Allocation Fund.
Industry experience: 14 years
                                Mr. Schulz has been with the Adviser since 1997.

D. Andrew Shipman, CFA          Mr. Shipman is responsible for portfolio
Portfolio Manager               management and research for the large cap value
Years with the Adviser: 4       portion of the Balanced Allocation Fund.
Industry experience: 16 years
                                Prior to joining the Adviser in 2005, Mr.
                                Shipman served as an Associate Partner/
                                Portfolio Manager at INVESCO NAM Institutional
                                (N.A.), Inc. since 2001.

INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, GEAM (SUB-ADVISER) AND POLARIS
(SUB-ADVISER)

Martin C. Schulz, J.D.          Mr. Schulz is responsible for the day-to-day
Managing Director               management of the International Growth Component
Years with the Adviser: 12      of the International Equity Fund.
Industry experience: 14 years
                                Mr. Schulz has been with the Adviser since 1997.

Ralph R. Layman, CFA            Mr. Layman is the lead portfolio manager for the
President and Chief Investment  International Core Component of the
   Officer, GEAM                International Equity Fund's portfolio.
Years with GEAM: 18
Industry experience: 30 years   Mr. Layman joined GEAM in 1991.

NAME                                           BUSINESS EXPERIENCE
----                            -------------------------------------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, GEAM (SUB-ADVISER) AND POLARIS
(SUB-ADVISER) (CONTINUED)

Brian Hopkinson, AIA            Mr. Hopkinson is a co-portfolio manager for the
Senior Vice President, GEAM     International Core Component of the
Years with GEAM: 13             International Equity Fund's portfolio.
Industry experience: 31 years
                                Mr. Hopkinson joined GEAM in 1996.

Michael J. Solecki, CFA         Mr. Solecki is a co-portfolio manager for the
Co-Chief Investment Officer,    International Core Component of the
   GEAM                         International Equity Fund's portfolio.
Years with GEAM: 19
Industry experience: 22 years   Mr. Solecki joined GEAM in 1990.

Jonathan L. Passmore            Mr. Passmore is a co-portfolio manager for the
Senior Vice President, GEAM     International Core Component of the
Years with GEAM: 8              International Equity Fund's portfolio.
Industry experience: 34 years
                                Mr. Passmore joined GEAM in 2001.


Paul Nestro, CFA                Mr. Nestro is a co-portfolio manager for the
Senior Vice President, GEAM     International Core Component of the
Years with GEAM: 16             International Equity Fund's portfolio.
Industry experience: 16 years
                                Mr. Nestro joined GEAM in 1993.

Bernard R. Horn, Jr.            Mr. Horn is responsible for the day-to-day
President and Chief             management of the International Value Component
   Investment Officer,          of the International Equity Fund.
   Polaris
Years with Polaris: 15          Mr. Horn founded Polaris, sub-adviser of the
Industry experience: 29 years   Fund, in 1995.

Sumanta Biswas, CFA             Mr. Biswas is responsible for research and
Assistant Portfolio Manager,    assisting in management of the International
   Polaris                      Value Component of the International Equity
Years with Polaris: 8           Fund.
Industry experience: 12 years
                                Mr. Biswas joined Polaris in 2002.

LARGE CORE/GROWTH EQUITY INVESTMENT MANAGEMENT TEAM

Douglas Roman, CFA, CMT         Lead Portfolio Manager responsible for directing
Managing Director               the quantitative efforts of the Large
Years with the Adviser and      Core/Growth Equity Investment Management Team
affiliated entities: 7          and overseeing the research group.
Industry experience: 22 years

                                Prior to joining PNC in 2002, Mr. Roman worked for Penn Street Advisors, Inc., the Penn Street
                                Funds, The Vanguard Group, Rittenhouse Financial
                                Services and CoreStates Investment Advisors.

Mark Batty, CFA                 Co-directs the Large Core/Growth Equity Analyst
Senior Equity Analyst           team and provides research coverage on the
Years with the Adviser and      Financial Services sector.
affiliated entities: 6
Industry experience: 20 years   Prior to joining PNC in February 2003, Mr. Batty
                                served with The Pennsylvania Trust Company, Penn
                                Mutual Life Insurance, Ryan, Beck & Co. and
                                CoreStates Investment Advisors.

Ruairi O'Neill, CFA             Co-directs the Large Core/Growth Equity Analyst
Senior Equity Analyst           team and provides research coverage on the
Years with the Adviser and      Pharmaceutical, Biotechnology, Medical Device,
   affiliated entities: 11      and Health Care Services industries.
Industry experience: 14 years
                                Prior to joining the Adviser in June 1998, Mr.
                                O'Neill served with the Adviser's affiliate, PNC
                                Global Investment Servicing, at the company's
                                international offices in Dublin, Ireland.

NAME                                           BUSINESS EXPERIENCE
----                            -------------------------------------------------
LARGE CAP VALUE EQUITY INVESTMENT MANAGEMENT TEAM

D. Andrew Shipman, CFA          Mr. Shipman is a Portfolio Manager with shared
Portfolio Manager               responsibility for portfolio management of the
Years with the Adviser: 4       Large Cap Value Fund.
Industry experience: 16 years
                                Prior to joining the Adviser in 2005, Mr.
                                Shipman served as an Associate Partner/
                                Portfolio Manager at INVESCO NAM Institutional
                                (N.A.), Inc. since 2001.

Edward A. Johnson, CFA          Mr. Johnson is a Portfolio Manager with shared
Portfolio Manager               responsibility for portfolio management of the
Years with the Adviser: 5       Large Cap Value Fund.
Industry experience: 12 years
                                Prior to joining the Adviser in 2004, Mr.
                                Johnson was a founding member of Volaris
                                Advisors, a derivatives advisory firm in New
                                York specializing in risk and volatility
                                management, which was acquired by Credit Suisse
                                First Boston. He had been with Volaris since
                                2000.

STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM

Hitesh C. Patel, PhD            Mr. Patel has overall responsibility for
Managing Director               quantitative research and portfolio management.
Years with the Adviser: 4
Industry experience: 15 years   Prior to joining the Adviser in April 2005, Mr.
                                Patel served as Director of Quantitative
                                Research at Harris Investment Management, Inc.
                                ("HIM"). Mr. Patel had been with HIM since 1998.

Paul Kleinaitis, CFA            Mr. Kleinaitis is responsible for portfolio
Senior Portfolio Manager        management and investment research.
Years with the Adviser: 4
Industry experience: 22 years   Prior to joining the Adviser in April 2005, Mr.
                                Kleinaitis was a portfolio manager for HIM. Mr.
                                Kleinaitis had been with HIM since 1999.

MID CAP VALUE EQUITY INVESTMENT MANAGEMENT TEAM

Michael E. Santelli, CFA, CPA   Mr. Santelli is responsible for management of
Managing Director               the Mid Cap Value Fund.
Years with the Adviser: 14
Industry experience: 18 years   Mr. Santelli has been with the Adviser since
                                1995.

Alex L. Vallecillo, CFA         Mr. Vallecillo is responsible for management of
Senior Portfolio Manager        the Mid Cap Value Fund.
Years with the Adviser: 13
Industry experience: 14 years   Mr. Vallecillo has been with the Adviser since
                                1996.

Paul W. Hayes, CFA              Mr. Hayes is responsible for management of the
Senior Analyst                  Mid Cap Value Fund.
Years with the Adviser: 1
Industry experience: 10 years   Prior to joining the Adviser in 2008, Mr. Hayes
                                was a co-portfolio manager for the Michigan
                                Department of Treasury from 2007 to 2008. Mr.
                                Hayes had been with the Michigan Department of
                                Treasury since 2003.

QUANTITATIVE ANALYSIS MANAGEMENT TEAM

Hitesh C. Patel, PhD            Mr. Patel has overall responsibility for
Managing Director               quantitative research and portfolio management.
Years with the Adviser: 4
Industry experience: 15 years   Prior to joining the Adviser in April 2005, Mr.
                                Patel served as Director of Quantitative
                                Research at HIM. Mr. Patel had been with HIM
                                since 1998.

NAME                                           BUSINESS EXPERIENCE
----                            -------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM (CONTINUED)

Chen Chen, PhD                  Ms. Chen is responsible for quantitative
Senior Analyst                  research, index strategy research, and
Years with the Adviser: 4       structured equity research.
Industry experience: 4 years
                                Prior to joining the Adviser in July 2005, Ms.
                                Chen was a full time student at the University
                                of Illinois at Chicago pursuing a doctorate in
                                Business Statistics. Ms. Chen earned her
                                doctorate in September 2005.

SMALL CAP CORE EQUITY INVESTMENT MANAGEMENT TEAM

Gordon A. Johnson               Mr. Johnson has overall responsibility for the
Managing Director               team's investment operations.
Years with the Adviser: 6
Industry experience: 25 years   Prior to joining the Adviser on December 31,
                                2005, Mr. Johnson was the President and Chief
                                Investment Officer of Allegiant Investment
                                Counselors Inc., the former sub-adviser to the
                                Small Cap Core Fund, since 1985.

M. Jed Ellerbroek, Jr., CFA     Mr. Ellerbroek is responsible for providing
Analyst                         security analysis and idea generation to the
Years with the Adviser: 1       portfolio management process for the Small Cap
Industry experience: 4 years    Core Fund.

                                Prior to joining the Adviser in 2008, Mr.
                                Ellerbroek was an associate analyst at Wachovia
                                Capital Markets.

James E. Mineman                Mr. Mineman is responsible for coordinating the
Portfolio Manager               equity research process for the Small Cap Core
Years with the Adviser: 6       Fund.
Industry experience: 15 years
                                Prior to joining the Adviser on December 31,
                                2005, Mr. Mineman was the Director of Equity
                                Research at Allegiant Investment Counselors
                                Inc., the former sub-adviser to the Small Cap
                                Core Fund, since 1994.

Peter A. Roy, CFA               Mr. Roy is responsible for implementing and
Senior Analyst                  managing the investment philosophy.
Years with the Adviser: 6
Industry experience: 9 years    Prior to joining the Adviser on December 31,
                                2005, Mr. Roy was a portfolio manager at
                                Allegiant Investment Counselors Inc., the former
                                sub-adviser to the Small Cap Core Fund, since
                                2003.

Lisa A. Teter                   Ms. Teter is responsible for portfolio
Senior Analyst                  management and trading for the Small Cap Core
Years with the Adviser: 6       Fund.
Industry experience: 15 years
                                Prior to joining the Adviser on December 31,
                                2005, Ms. Teter was a portfolio manager at
                                Allegiant Investment Counselors Inc., the former
                                sub-adviser to the Small Cap Core Fund, since
                                1994.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

     CLASS A SHARES

     - FRONT-END SALES CHARGE (SEE PAGE 45 FOR INFORMATION ABOUT REDUCED OR WAIVED FRONT-END SALES CHARGES)

     - CONTINGENT DEFERRED SALES CHARGE ON CERTAIN PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     -    12B-1 FEES UP TO 0.10% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

     CLASS C SHARES

     -    NO FRONT-END SALES CHARGE

     - CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     -    12B-1 FEES UP TO 0.75% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.

For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 43. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                                        NEW ACCOUNT SET UP                           ADDING TO AN EXISTING ACCOUNT
                        -------------------------------------------------  -------------------------------------------------
ONLINE                  -   Visit our site and click on "Account Access"   -   You may place your purchase order on our
pncfunds.com                to submit an online application. Or log on to      website using your established banking
                            our on-line Forms Center to print an               instructions for payment. To authorize this
                            application and mail to the address below.         service, please complete an Account
                                                                               Maintenance Form or call 1-800-622-FUND
                                                                               (3863).
                        -   Unless you arrange to pay by wire or ACH,
                            write your check, payable in U.S. dollars, to
                            "PNC Funds (Fund name)." PNC Funds cannot
                            accept third-party checks, starter checks,
                            credit cards, credit card checks, cash or
                            cash equivalents (i.e., cashier's check, bank
                            draft, money order or travelers' check).

BY MAIL                 -   Complete and sign an application.              -   Provide purchase instructions with the fund
                            Applications may be requested by calling           name, share class, your account number and
                            1-800-622-FUND (3863) and are also available       account registration information.
                            at pncfunds.com.

                        -   Make your check payable to "PNC Funds (Fund    -   Make your check payable to "PNC Funds (Fund
                            Name)." PNC Funds cannot accept third-party        Name)." PNC Funds cannot accept third-party
                            checks, starter checks, credit cards, credit       checks, starter checks, credit cards, credit
                            card checks, cash or cash equivalents (i.e.,       card checks, cash or cash equivalents (i.e.,
                            cashier's check, bank draft, money order or        cashier's check, bank draft, money order or
                            travelers' check).                                 travelers' check).

                        -   Mail the completed and signed account          -   Mail the instructions and the check to one of
                            application and your check to:                     the two mailing addresses provided.

                               PNC Funds
                               c/o PNC Global Investment Servicing
                               P. O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               PNC Funds
                               c/o PNC Global Investment Servicing
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

BY TELEPHONE WITH       -   Call Investor Services at 1-800-622-FUND       -   If you previously selected the telephone
WIRE TRANSFER               (3863) to set up an account number and to          purchases option for your account, call
                            receive a wire control number to be included       Investor Services at 1-800-622-FUND (3863) to
                            in the body of the wire.                           purchase additional shares.

                        -   Ask your bank to immediately transmit          -   If your bank account information is on file,
                            available funds by wire. Your bank may charge      you can request purchases through federal
                            you a wiring fee for this service.                 funds wire or electronic transfer through the
                                                                               Automated Clearing House.

                        -   Wiring instructions are as follows:            -   To add telephone purchases option to your
                                                                               account, please complete an Account
                               PNC Bank, N.A.                                  Maintenance Form or call Investor Services.
                               Philadelphia, PA
                               ABA # 031000053
                               DDA# 8611711342
                               For credit to PNC Funds
                               Further credit (your fund number, your
                               account number and the name on the
                               account) Confirmation or order number
                               (if applicable)

                        - Complete and sign the account application and mail to:

                               PNC Funds
                               c/o PNC Global Investment Servicing
                               P.O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               PNC Funds
                               c/o PNC Global Investment Servicing
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

                                        NEW ACCOUNT SET UP                           ADDING TO AN EXISTING ACCOUNT
                        -------------------------------------------------  -------------------------------------------------
PLANNED INVESTMENT      -   With a $50 minimum initial investment, you     -   With current bank account information on your
PROGRAM (SYSTEMATIC         may purchase Class A or Class C Shares             account, participation in the program can be
INVESTING)                  automatically through regular deductions from      arranged via the Internet or by calling
                            your regular checking or savings bank account      1-800-622-FUND (3863).
                            in amounts of at least $50 per month per
                            account.                                       -   For existing accounts, without bank account
                                                                               information, participation can be arranged by
                        -   You may arrange for participation in this          completing an Account Maintenance Form with
                            program when a new account is established.         banking information. This form must include a
                                                                               signature guaranteed by a bank or other
                                                                               financial institution.

BY EXCHANGE             -   You may exchange your shares of a Fund for     -   If you previously selected the telephone
                            the same class of shares of another PNC Fund.      exchange option for your account, call our
                                                                               Investor Services at 1-800-622-FUND (3863) to
                        -   Call with your account name, number, and           exchange your shares.
                            amount of exchange into an existing account
                            (minimum amount is $1,000).                    -   To authorize exchanges to your account,
                                                                               please complete an Account Maintenance Form
                        -   You may exchange your shares on any Business       or call Investor Services.
                            Day. The deadline for submitting same day
                            exchange orders to PNC Funds' transfer agent
                            is 4:00 p.m. Eastern time.

SYSTEMATIC EXCHANGE     -   You may exchange shares of a PNC Fund for any other PNC Fund of the same class automatically, at
PROGRAM                     periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

                        -   Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A
                            Shares in connection with this program.

                        -   You may arrange for participation in this program via the Internet at pncfunds.com, by calling
                            1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY  -   Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

                        -   PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value
                            ("NAV") per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

                        -   Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the NYSE is open for business (Business
Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million. There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange your shares of a Fund for the same class of shares of another PNC Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

-    CLASS A SHARES

     You may exchange Class A Shares of any PNC Fund for Class A Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into a PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into a PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

-    CLASS C SHARES

     You may exchange Class C Shares of any PNC Fund for Class C Shares of any other PNC Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

SALES CHARGES

FRONT-END SALES CHARGES - CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

INTERNATIONAL EQUITY, LARGE CAP CORE EQUITY, LARGE CAP GROWTH, LARGE CAP VALUE, MID CAP VALUE, MULTI-FACTOR SMALL CAP CORE, MULTI-FACTOR SMALL CAP GROWTH, MULTI-FACTOR SMALL CAP VALUE, AND SMALL CAP CORE FUNDS

                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------             ---------------   -------------   ------------------
Less than $25,000                5.50             5.82              5.00
$25,000 but less
   than $50,000                  5.25             5.54              4.75
$50,000 but less
   than $100,000                 4.75             4.99              4.25
$100,000 but less
   than $250,000                 3.75             3.90              3.25
$250,000 but less
   than $500,000                 3.00             3.09              2.50
$500,000 but less
   than $1,000,000               2.00             2.04              1.50
$1,000,000 or more*                --               --                --

BALANCED ALLOCATION FUND

                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------             ---------------   -------------   ------------------
Less than $50,000                4.75             4.99              4.25
$50,000 but less
   than $100,000                 4.00             4.17              3.50
$100,000 but less
   than $250,000                 3.75             3.90              3.25
$250,000 but less
   than $500,000                 2.50             2.56              2.00
$500,000 but less
   than $1,000,000               2.00             2.04              1.50
$1,000,000 or more*                --               --                --

S&P 500 INDEX FUND

                                                                  DEALERS'
                           SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR                    A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:             PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------             ---------------   -------------   ------------------
Less than $100,000               2.50             2.56              2.00
$100,000 but less
   than $250,000                 2.00             2.04              1.50
$250,000 but less
   than $500,000                 1.50             1.52              1.00
$500,000 but less
   than $1,000,000               1.00             1.01              0.50
$1,000,000 or more*                --               --                --

* There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Underwriter, Adviser, or one of their affiliates, may make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. If you redeem the shares within 18 months after the purchase date, a contingent deferred sales charge of 1.00% will be assessed against your account.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. PNC Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)   your account;

(ii)  your spouse's account;

(iii) a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. PNC Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide PNC Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. PNC Funds may amend or terminate this right of accumulation at any time.

COMBINED PURCHASES. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, PNC Funds will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY PNC FUNDS OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of PNC Funds held in:

-    all of your accounts at PNC Funds or a financial intermediary;

-    any of your accounts at another financial intermediary; and

- accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. PNC Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send PNC Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes PNC Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, PNC Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit PNC Funds' website at pncfunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

- by Trustees and officers of PNC Funds and their immediate families (spouse, parents, siblings, children and grandchildren);

- by directors and retired directors of The PNC Financial Services Group, Inc. (PNC) or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of PNC or any of its affiliates;

- by officers, directors, employees and retirees of the Sub-Advisers, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

- by direct transfer or rollover from a qualified plan for which affiliates of PNC serve as trustee or agent (or certain institutions having relationships with affiliates of PNC);

- by investors purchasing through payroll deduction or investors investing through "one stop" networks;

- by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

- through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, PNC Funds must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY PNC FUNDS WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES

If you redeem your Class A Shares (for all Equity Funds other than the S&P 500 Index Fund) purchased in the amount of $1,000,000 or more, without a sales charge, within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00%. No contingent deferred sales charge will be charged if you redeem Class A Shares of the S&P 500 Index Fund purchased without a sales charge in the amount of $1,000,000 or more.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next calculated NAV. If you redeem your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another PNC Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 701/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

-    exchange of Class C Shares of a PNC Fund for Class C Shares of another PNC
     Fund;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from a PNC Fund to a non-PNC Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares (for all Equity Funds other than the S&P 500 Index Fund) of $1,000,000 or more, a payment may be made to the selected dealer in an amount not to exceed 1.00% of the amount invested. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE                  The minimum amount for Internet redemptions is $100. You
pncfunds.com            may arrange for participation  in a Systematic
                        Withdrawal Plan (see below for more information). To
                        authorize a Systematic Withdrawal Plan, please complete
                        an Account Maintenance Form or call 1-800-622-FUND
                        (3863).

BY TELEPHONE            Call with your account name, number, and amount of
1-800-622-FUND (3863)   redemption (minimum amount is $100). Redemptions will be
                        sent to the shareholder's address or bank account on
                        record.

SYSTEMATIC WITHDRAWAL   If you have at least $1,000 in your account, you may use
PLAN                    the Systematic Withdrawal Plan. Under the plan you may
                        arrange periodic automatic withdrawals of at least $100
                        from any Fund. There will be no deferred sales charge on
                        systematic withdrawals made on Class C Shares, as long
                        as the annual amounts withdrawn do not exceed 10% of the
                        account. The proceeds of each withdrawal will be mailed
                        to you by check or via electronic transfer to your bank
                        checking or savings account. Participation in this
                        program can be arranged when completing an account
                        application or an Account Maintenance Form, via the
                        Internet, or calling 1-800-622-FUND (3863).

FINANCIAL               Contact your financial consultant, financial
INTERMEDIARY            intermediary or institution to redeem your shares. Your
                        financial consultant, financial intermediary or
                        institution may charge a fee for its services, in
                        addition to the fees charged by the Funds.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined, after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

-    Reject a purchase or exchange order

- Delay payment of immediate cash redemption proceeds for up to seven calendar days

- Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

-    Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

Each Fund has adopted separate distribution plans with respect to Class A Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are limited to no more than: (i) 0.005% with respect to the S&P 500 Index Fund; (ii) 0.04% with respect to the Balanced Allocation and Multi-Factor Small Cap Core Funds; (iii) 0.03% with respect to the Multi-Factor Small Cap Growth Fund; and (iv) 0.05% with respect to each other Equity Fund.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

FUND NAME

Balanced Allocation             Quarterly
International Equity            Annually
Large Cap Core Equity           Quarterly
Large Cap Growth                Annually
Large Cap Value                 Quarterly
Mid Cap Value                   Annually
Multi-Factor Small Cap Core     Annually
Multi-Factor Small Cap Growth   Annually
Multi-Factor Small Cap Value    Annually
S&P 500 Index                   Quarterly
Small Cap Core                  Annually

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum federal income tax long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions paid to you.

Fund distributions attributable to dividends received from certain U.S. and foreign corporations ("qualifying dividends") will also generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must own your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

FOREIGN TAXES INCURRED BY THE PNC INTERNATIONAL EQUITY FUND

It is expected that the PNC International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The PNC International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund (excluding the PNC Small Cap Core, Multi-Factor Small Cap Value, Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds) publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.

                                          Emerging                  Initial                  Exchange     Fixed
                                         Countries      Equity       Public    Convertible    Traded      Income     Government
                                         Securities   Securities   Offerings    Securities    Funds     Securities   Securities
                                         ----------   ----------   ---------   -----------   --------   ----------   ----------
PNC Balanced Allocation Fund                              X                         X            X          X            X
PNC International Equity Fund                X            X                                      X
PNC Large Cap Core Equity Fund                            X                                      X
PNC Large Cap Growth Fund                                 X                                      X
PNC Large Cap Value Fund                                  X                                      X
PNC Mid Cap Value Fund                                    X                                      X
PNC Multi-Factor Small Cap Core Fund                      X                                      X
PNC Multi-Factor Small Cap Growth Fund                    X            X                         X
PNC Multi-Factor Small Cap Value Fund                     X                                      X
PNC S&P 500 Index Fund                                    X                                      X
PNC Small Cap Core Fund                                   X                                      X

                                         Asset-Backed   Mortgage-Backed    Foreign      Derivative
                                          Securities       Securities     Securities   Instruments
                                         ------------   ---------------   ----------   -----------
PNC Balanced Allocation Fund                   X               X               X           X
PNC International Equity Fund                                                  X           X
PNC Large Cap Core Equity Fund
PNC Large Cap Growth Fund
PNC Large Cap Value Fund
PNC Mid Cap Value Fund
PNC Multi-Factor Small Cap Core Fund
PNC Multi-Factor Small Cap Growth Fund
PNC Multi-Factor Small Cap Value Fund
PNC S&P 500 Index Fund                                                                      X
PNC Small Cap Core Fund

EMERGING COUNTRIES SECURITIES

The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS

An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

- A Fund may incur substantial costs in connection with conversions between various currencies;

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored ADRs. ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section.

Each Fund also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 101.5% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisers believe that these risks can be controlled through careful security selection and monitoring.

FOREIGN SECURITIES

Each Equity Fund may invest in foreign securities. The Balanced Allocation Fund and International Equity Fund invest in foreign securities as part of their principal investment strategies. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500(R) Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the fiscal year ended May 31, 2009 have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2009 and are incorporated by reference into the Statement of Additional Information. The audited financial statements and financial highlights for all prior fiscal periods were audited by Ernst & Young LLP, the Funds' prior independent registered public accounting firm.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                       REALIZED AND                    DIVIDENDS   DISTRIBUTIONS
            VALUE,          NET            UNREALIZED        PAYMENT      FROM NET       FROM NET      NET ASSET
          BEGINNING      INVESTMENT       GAIN (LOSS)          BY        INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME (LOSS)(1)   ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
          ---------   ----------------   --------------   ------------   ----------   -------------   ----------   -------
BALANCED ALLOCATION FUND
CLASS A
2009       $10.90          $ 0.18            $(2.65)        $--            $(0.17)       $   --         $ 8.26     (22.68)%
2008        11.88            0.20             (0.25)         --**,(2)       (0.22)        (0.71)         10.90      (0.61)
2007        10.64            0.20              1.52          --             (0.18)        (0.30)         11.88      16.47
2006         9.96            0.14              0.69          --             (0.15)           --          10.64       8.35
2005         9.36            0.12              0.60          --             (0.12)           --           9.96       7.74
CLASS C
2009       $10.84          $ 0.12            $(2.64)        $--            $(0.11)       $   --         $ 8.21     (23.24)%
2008        11.81            0.11             (0.24)         --**,(2)       (0.13)        (0.71)         10.84      (1.25)
2007        10.59            0.12              1.51          --             (0.11)        (0.30)         11.81      15.60
2006         9.91            0.07              0.68          --             (0.07)           --          10.59       7.60
2005         9.33            0.04              0.60          --             (0.06)           --           9.91       6.85
INTERNATIONAL EQUITY FUND
CLASS A
2009       $17.78          $ 0.11            $(6.77)        $--            $(0.26)       $   --         $10.86     (37.15)%
2008*       17.93            0.21             (0.24)         --**,(2)       (0.12)           --          17.78      (0.18)
2007*       14.10            0.11              3.72          --                --**          --          17.93      27.17
2006*       11.03            0.11              3.21          --             (0.25)           --          14.10      30.39
2005        10.09            0.13              0.95          --             (0.14)           --          11.03      10.62
CLASS C
2009       $17.14          $ 0.01            $(6.47)        $--            $(0.11)       $   --         $10.57     (37.58)%
2008*       17.30            0.07             (0.23)         --**,(2)          --            --          17.14      (0.93)
2007*       13.69            0.02              3.59          --                --            --          17.30      26.37
2006*       10.68            0.01              3.12          --             (0.12)           --          13.69      29.43
2005         9.78            0.05              0.93          --             (0.08)           --          10.68      10.01
LARGE CAP CORE EQUITY FUND
CLASS A
2009       $11.60          $ 0.03            $(4.29)        $--            $(0.02)       $(0.13)        $ 7.19     (36.63)%
2008        13.33           (0.03)            (0.59)         --**,(2)       (0.07)        (1.04)         11.60      (5.05)
2007        12.26            0.09              1.77          --             (0.03)        (0.76)         13.33      15.62
2006        11.41            0.02              1.10          --             (0.02)        (0.25)         12.26       9.81
2005        10.81            0.05              0.77          --             (0.06)        (0.16)         11.41       7.53
CLASS C
2009       $10.95          $(0.03)           $(4.04)        $--            $   --        $(0.13)        $ 6.75     (37.05)%
2008        12.70           (0.11)            (0.56)         --**,(2)       (0.04)        (1.04)         10.95      (5.69)
2007        11.77              --**            1.69          --                --         (0.76)         12.70      14.78
2006        11.02           (0.06)             1.06          --                --         (0.25)         11.77       9.11
2005        10.49           (0.03)             0.75          --             (0.03)        (0.16)         11.02       6.82

                                                       RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES    INVESTMENT INCOME
                        RATIO OF     INVESTMENT      TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME (LOSS)     NET ASSETS       NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE     (BEFORE FEE       (BEFORE FEE     TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS       WAIVERS)         WAIVERS)         RATE
          ----------   ----------   -------------   ------------   -----------------   ---------
BALANCED ALLOCATION FUND
CLASS A
2009        $13,863       1.27%          2.11%           1.27%            2.11%          93%(3)
2008         17,959       1.23           1.75            1.23             1.75          126(3)
2007         17,125       1.22           1.81            1.22             1.81          148(3)
2006         14,323       1.29           1.38            1.29             1.38          223(3)
2005         17,859       1.31           1.24            1.31             1.24          201(3)
CLASS C
2009        $ 1,182       1.99%          1.41%           1.99%            1.41%          93%(3)
2008          2,026       1.96           1.02            1.96             1.02          126(3)
2007          2,236       1.95           1.08            1.95             1.08          148(3)
2006          1,246       1.99           0.68            1.99             0.68          223(3)
2005          1,685       2.01           0.54            2.01             0.54          201(3)
INTERNATIONAL EQUITY FUND
CLASS A
2009        $10,174       1.53%          0.94%           1.60%            0.87%          37%
2008*        19,319       1.48           1.28            1.63             1.13           43
2007*        19,630       1.47           0.70            1.62             0.55           37
2006*        14,083       1.59           0.88            1.74             0.73          123
2005         11,333       1.61           1.02            1.71             0.92          225
CLASS C
2009        $   314       2.23%          0.08%           2.31%            0.00%          37%
2008*           988       2.20           0.56            2.35             0.41           43
2007*         1,164       2.19          (0.02)           2.34            (0.17)          37
2006*         1,001       2.27           0.20            2.42             0.05          123
2005          1,277       2.30           0.33            2.40             0.23          225
LARGE CAP CORE EQUITY FUND
CLASS A
2009        $ 3,343       1.21%          0.34%           1.21%            0.34%          89%
2008          5,361       1.17          (0.23)           1.17            (0.23)          83
2007          5,918       1.17           0.72            1.17             0.72           66
2006          5,863       1.22           0.18            1.22             0.18           65
2005          7,881       1.23           0.41            1.23             0.41           69
CLASS C
2009        $   148       1.92%         (0.39)%          1.92%           (0.39)%         89%
2008            315       1.89          (0.95)           1.89            (0.95)          83
2007            431       1.89           0.00            1.89             0.00           66
2006            408       1.90          (0.50)           1.90            (0.50)          65
2005            731       1.92          (0.27)           1.92            (0.27)          69

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY OR SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

          NET ASSET                       REALIZED AND                    DIVIDENDS   DISTRIBUTIONS
            VALUE,          NET            UNREALIZED        PAYMENT      FROM NET       FROM NET      NET ASSET
          BEGINNING      INVESTMENT       GAIN (LOSS)          BY        INVESTMENT      REALIZED     VALUE, END    TOTAL
           OF YEAR    INCOME (LOSS)(1)   ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
          ---------   ----------------   --------------   ------------   ----------   -------------   ----------   -------
LARGE CAP GROWTH FUND
CLASS A
2009       $18.17          $ 0.03            $(6.83)         $  --         $(0.02)        $   --        $11.35     (37.40)%
2008        20.47           (0.12)            (0.33)          0.01(2)          --          (1.86)        18.17      (2.79)(3)
2007        19.48            0.05              2.96             --          (0.11)         (1.91)        20.47      16.26
2006        18.78           (0.05)             1.51             --          (0.12)         (0.64)        19.48       7.74
2005        18.49            0.03              0.50             --             --          (0.24)        18.78       2.93
CLASS C
2009       $16.98          $(0.06)           $(6.37)         $  --         $   --*        $    --       $10.55     (37.85)%
2008        19.38           (0.22)            (0.33)          0.01(2)          --          (1.86)        16.98      (3.49)(3)
2007        18.58           (0.10)             2.81             --             --          (1.91)        19.38      15.35
2006        17.94           (0.18)             1.46             --             --          (0.64)        18.58       7.08
2005        17.80           (0.10)             0.48             --             --          (0.24)        17.94       2.20
LARGE CAP VALUE FUND
CLASS A
2009       $16.68          $ 0.23            $(5.72)         $  --         $(0.22)        $(0.29)       $10.68     (32.84)%
2008        20.91            0.23             (2.32)            --*,(2)     (0.28)         (1.86)        16.68     (10.48)
2007        18.81            0.23              4.23             --          (0.22)         (2.14)        20.91      24.95
2006        17.53            0.20              2.61             --          (0.18)         (1.35)        18.81      16.48
2005        16.39            0.21              1.82             --          (0.21)         (0.68)        17.53      12.50
CLASS C
2009       $16.43          $ 0.15            $(5.64)         $  --         $(0.13)        $(0.29)       $10.52     (33.31)%
2008        20.66            0.09             (2.29)            --*,(2)     (0.17)         (1.86)        16.43     (11.13)
2007        18.62            0.09              4.18             --          (0.09)         (2.14)        20.66      24.04
2006        17.36            0.07              2.59             --          (0.05)         (1.35)        18.62      15.70
2005        16.24            0.09              1.80             --          (0.09)         (0.68)        17.36      11.72
MID CAP VALUE FUND
CLASS A
2009       $13.30          $ 0.09            $(4.67)         $  --         $(0.13)        $   --        $ 8.59     (34.33)%
2008        16.38            0.09             (2.26)            --*,(2)     (0.20)         (0.71)        13.30     (13.42)
2007        13.57            0.31              3.30             --          (0.04)         (0.76)        16.38      27.48
2006        12.35            0.04              2.53             --          (0.08)         (1.27)        13.57      21.66
2005        12.44            0.07              2.10             --          (0.01)         (2.25)        12.35      17.86
CLASS C
2009       $13.06          $ 0.02            $(4.58)         $  --         $(0.10)        $   --        $ 8.40     (34.82)%
2008        16.13           (0.02)            (2.22)            --*,(2)     (0.12)         (0.71)        13.06     (14.04)
2007        13.43            0.15              3.31             --             --          (0.76)        16.13      26.58
2006        12.23           (0.04)             2.51             --             --          (1.27)        13.43      20.95
2005        12.42           (0.02)             2.08             --             --          (2.25)        12.23      16.91

                                                        RATIO         RATIO OF NET
                                    RATIO OF NET    OF EXPENSES    INVESTMENT INCOME
                        RATIO OF     INVESTMENT      TO AVERAGE    (LOSS) TO AVERAGE
          NET ASSETS    EXPENSES    INCOME (LOSS)     NET ASSETS       NET ASSETS      PORTFOLIO
            END OF     TO AVERAGE     TO AVERAGE     (BEFORE FEE       (BEFORE FEE      TURNOVER
          YEAR (000)   NET ASSETS     NET ASSETS       WAIVERS)         WAIVERS)          RATE
          ----------   ----------   -------------   ------------   -----------------   ---------
LARGE CAP GROWTH FUND
CLASS A
2009       $ 14,664       1.24%          0.24%          1.24%             0.24%            93%
2008         24,234       1.17          (0.47)          1.17             (0.47)            92
2007        121,321       1.18           0.19           1.18              0.19             79
2006        118,848       1.22          (0.26)          1.22             (0.26)            76
2005        129,193       1.23           0.13           1.23              0.13             78
CLASS C
2009       $    230       1.94%         (0.49)%         1.94%            (0.49)%           93%
2008            500       1.89          (1.19)          1.89             (1.19)            92
2007            707       1.90          (0.53)          1.90             (0.53)            79
2006            826       1.90          (0.94)          1.90             (0.94)            76
2005          1,239       1.92          (0.56)          1.92             (0.56)            78
LARGE CAP VALUE FUND
CLASS A
2009       $ 30,435       1.22%          1.98%          1.22%             1.98%            65%
2008         52,495       1.16           1.27           1.16              1.27            104
2007         65,300       1.17           1.17           1.17              1.17             71
2006         54,448       1.22           1.05           1.22              1.05             46
2005         48,306       1.23           1.22           1.23              1.22             37
CLASS C
2009       $    259       1.92%          1.29%          1.92%             1.29%            65%
2008            440       1.88           0.55           1.88              0.55            104
2007            808       1.89           0.45           1.89              0.45             71
2006            588       1.90           0.37           1.90              0.37             46
2005            776       1.92           0.53           1.92              0.53             37
MID CAP VALUE FUND
CLASS A
2009       $ 46,524       1.33%          0.96%          1.45%             0.84%            73%
2008         94,590       1.26           0.58           1.51              0.33             58
2007        194,866       1.18           1.61           1.43              1.36             45
2006         10,777       1.26           0.37           1.51              0.12             44
2005          6,042       1.27           0.50           1.52              0.25             75
CLASS C
2009       $  4,176       2.04%          0.27%          2.15%             0.16%            73%
2008          7,699       1.97          (0.13)          2.22             (0.38)            58
2007          5,620       1.90           0.89           2.15             (0.64)            45
2006          1,745       1.94          (0.31)          2.19             (0.56)            44
2005            951       1.96          (0.19)          2.21             (0.44)            75

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) DURING THE PERIOD ENDED MAY 31, 2008, 0.05% AND 0.05% OF THE LARGE CAP GROWTH FUND'S CLASS A AND CLASS C TOTAL RETURNS, RESPECTIVELY, WAS ATTRIBUTABLE TO A PAYMENT BY AN AFFILIATE AS REFERENCED IN FOOTNOTE 2. EXCLUDING THIS ITEM, THE TOTAL RETURNS WOULD HAVE BEEN (2.84)% AND (3.59%), RESPECTIVELY, FOR CLASS A AND CLASS C.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



                   NET ASSET                       REALIZED AND                    DIVIDENDS   DISTRIBUTIONS
                     VALUE,          NET            UNREALIZED        PAYMENT      FROM NET       FROM NET      NET ASSET
                   BEGINNING     INVESTMENT         GAIN (LOSS)         BY        INVESTMENT      REALIZED     VALUE, END
                    OF YEAR    INCOME (LOSS)(1)   ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS    OF YEAR
                   ---------   ----------------   --------------   ------------   ----------   -------------   ----------
MULTI - FACTOR SMALL CAP CORE FUND
CLASS A
2009                 $11.03         $ 0.02            $(4.05)       $  --         $   --          $   --         $ 7.00
2008                  12.31           0.01             (1.25)          --**,(2)    (0.04)(4)          --          11.03
2007                  11.15           0.05              1.21           --          (0.04)          (0.06)         12.31
2006(3)               10.00             --              1.15           --             --              --          11.15
MULTI - FACTOR SMALL CAP GROWTH FUND
CLASS A
2009                 $11.35         $(0.02)           $(4.18)       $  --            $--          $   --         $ 7.15
2008                  11.74          (0.06)            (0.12)          --             --           (0.21)         11.35
2007                  10.56          (0.06)             1.24           --             --              --          11.74
2006(3)               10.00          (0.05)             0.61           --             --              --          10.56
MULTI - FACTOR SMALL CAP VALUE FUND
CLASS A
2009                 $12.20         $ 0.02            $(4.24)       $  --         $(0.11)(5)      $   --         $ 7.87
2008*                 18.49          (0.05)            (3.50)        0.01(2)          --           (2.75)         12.20
2007*                 19.90          (0.04)             1.66           --             --           (3.03)         18.49
2006*                 19.84          (0.05)             2.74           --             --           (2.63)         19.90
2005                  21.42          (0.07)             2.74           --             --           (4.25)         19.84
CLASS C
2009                 $11.02         $(0.04)           $(3.83)       $  --         $(0.04)(5)      $   --         $ 7.11
2008*                 17.13          (0.15)            (3.22)        0.01(2)          --           (2.75)         11.02
2007*                 18.78          (0.16)             1.54           --             --           (3.03)         17.13
2006*                 18.99          (0.18)             2.60           --             --           (2.63)         18.78
2005                  20.79          (0.21)             2.66           --             --           (4.25)         18.99
S & P 500 INDEX FUND
CLASS A
2009                 $11.22         $ 0.16            $(3.84)       $  --         $(0.16)         $(0.11)        $ 7.27
2008                  13.06           0.16             (1.05)          --**,(2)    (0.17)          (0.78)         11.22
2007                  10.88           0.17              2.21           --          (0.17)          (0.03)         13.06
2006                  10.23           0.14              0.68           --          (0.17)             --          10.88
2005                   9.64           0.14              0.60           --          (0.15)             --          10.23
CLASS C
2009                 $11.15         $ 0.10            $(3.82)       $  --         $(0.09)         $(0.11)        $ 7.23
2008                  12.99           0.07             (1.05)          --**,(2)    (0.08)          (0.78)         11.15
2007                  10.82           0.08              2.21           --          (0.09)          (0.03)         12.99
2006                  10.17           0.06              0.68           --          (0.09)             --          10.82
2005                   9.59           0.07              0.59           --          (0.08)             --          10.17

                                                                            RATIO        RATIO OF NET
                                                          RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                                             RATIO OF      INVESTMENT     TO AVERAGE   (LOSS) TO AVERAGE
                               NET ASSETS    EXPENSES    INCOME (LOSS)    NET ASSETS       NET ASSETS      PORTFOLIO
                    TOTAL        END OF     TO AVERAGE     TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
                   RETURN+     YEAR (000)   NET ASSETS     NET ASSETS      WAIVERS)         WAIVERS)          RATE
                   -------     ----------   ----------   -------------   -----------   -----------------   ---------
MULTI - FACTOR SMALL CAP CORE FUND
CLASS A
2009               (36.54)%     $    235       1.20%          0.22%         1.55%            (0.13)%          186%
2008               (10.09)           454       1.20           0.00          1.49             (0.29)           107
2007                11.35            648       1.20           0.48          1.46              0.22            189
2006(3)             11.50            116       1.24           0.18          1.80             (0.38)            64
MULTI - FACTOR SMALL CAP GROWTH FUND
CLASS A
2009               (37.00)%     $     38       1.20%         (0.23)%        2.10%            (1.13)%          128%
2008                (1.65)            60       1.20          (0.52)         1.92             (1.24)           137
2007                11.17             35       1.20          (0.59)         1.83             (1.22)           160
2006(3)              5.60             21       1.22          (0.70)         1.89             (1.37)            77
MULTI - FACTOR SMALL CAP VALUE FUND
CLASS A
2009               (34.57)%     $ 18,641       1.64%          0.16%         1.64%             0.16%            81%
2008*              (19.77)(6)     32,620       1.45          (0.34)         1.45             (0.34)           102
2007*                9.08        172,928       1.42          (0.20)         1.42             (0.20)            74
2006*               14.62        198,542       1.45          (0.24)         1.45             (0.24)            94
2005                11.34        233,391       1.47          (0.33)         1.47             (0.33)           103
CLASS C
2009               (35.08)%     $  1,707       2.34%         (0.46)%        2.34%            (0.46)%           81%
2008*              (20.33)(6)      4,151       2.17          (1.06)         2.17             (1.06)           102
2007*                8.29         12,547       2.14          (0.92)         2.14             (0.92)            74
2006*               13.81         19,237       2.13          (0.92)         2.13             (0.92)            94
2005                10.58         26,923       2.16          (1.02)         2.16             (1.02)           103
S & P 500 INDEX FUND
CLASS A
2009               (32.90)%     $ 17,535       0.67%          1.95%         0.73%             1.89%            36%
2008                (7.15)        26,299       0.62           1.39          0.77              1.24             29
2007                22.09         32,716       0.60           1.41          0.75              1.26             26
2006                 8.03         25,281       0.60           1.31          0.75              1.16             30
2005                 7.72         22,176       0.61           1.48          0.76              1.33             30
CLASS C
2009               (33.38)%     $  1,132       1.41%          1.21%         1.48%             1.15%            36%
2008                (7.88)         1,726       1.36           0.65          1.51              0.50             29
2007                21.22          1,895       1.35           0.66          1.50              0.51             26
2006                 7.23          1,595       1.35           0.56          1.50              0.41             30
2005                 6.87          2,195       1.36           0.73          1.51              0.58             30

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) THE MULTI-FACTOR SMALL CAP CORE AND THE MULTI-FACTOR SMALL CAP GROWTH FUNDS COMMENCED OPERATIONS ON SEPTEMBER 30, 2005. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(4) INCLUDES A TAX RETURN OF CAPITAL OF $(0.0434) FOR CLASS A FOR THE MULTI-FACTOR SMALL CAP CORE FUND.

(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.0475) AND $(0.0475) FOR CLASS A AND CLASS C, RESPECTIVELY, FOR THE MULTI-FACTOR SMALL CAP VALUE FUND.

(6) DURING THE PERIOD ENDED MAY 31, 2008, 0.05% AND 0.06% OF THE MULTI-FACTOR SMALL CAP VALUE FUND'S CLASS A AND CLASS C TOTAL RETURNS, RESPECTIVELY, WAS ATTRIBUTABLE TO A PAYMENT BY AN AFFILIATE AS REFERENCED IN FOOTNOTE 2. EXCLUDING THIS ITEM, THE TOTAL RETURNS WOULD HAVE BEEN (19.82)% AND (20.39)%, RESPECTIVELY, FOR CLASS A AND CLASS C.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



              NET ASSET                 REALIZED AND                    DIVIDENDS   DISTRIBUTIONS
                VALUE,        NET        UNREALIZED        PAYMENT      FROM NET       FROM NET      NET ASSET
              BEGINNING   INVESTMENT     GAIN (LOSS)         BY        INVESTMENT      REALIZED     VALUE, END    TOTAL
               OF YEAR      LOSS(1)    ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS     OF YEAR    RETURN+
              ---------   ----------   --------------   ------------   ----------   -------------   ----------   -------
SMALL CAP CORE FUND
CLASS A
2009            $11.39      $(0.03)        $(3.92)        $--              $--          $   --        $ 7.44     (34.68)%
2008*            13.62       (0.02)         (1.40)         --**,(2)         --           (0.81)        11.39     (10.57)
2007*            12.35       (0.03)          1.86          --               --           (0.56)        13.62      15.42
2006             10.99       (0.08)          1.44          --               --              --         12.35      12.38
2005              9.50       (0.09)          1.58          --               --              --         10.99      15.68
CLASS C
2009            $11.06      $(0.09)        $(3.80)        $--              $--          $   --        $ 7.17     (35.17)%
2008*            13.34       (0.11)         (1.36)         --**,(2)         --           (0.81)        11.06     (11.18)
2007*            12.20       (0.11)          1.81          --               --           (0.56)        13.34      14.52
2006             10.92       (0.16)          1.44          --               --              --         12.20      11.72
2005              9.50       (0.16)          1.58          --               --              --         10.92      14.95

                                                          RATIO        RATIO OF NET
                                        RATIO OF NET   OF EXPENSES      INVESTMENT
                            RATIO OF     INVESTMENT     TO AVERAGE   LOSS TO AVERAGE
              NET ASSETS    EXPENSES       LOSS TO      NET ASSETS      NET ASSETS     PORTFOLIO
                END OF     TO AVERAGE      AVERAGE     (BEFORE FEE     (BEFORE FEE      TURNOVER
              YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)        WAIVERS)         RATE
              ----------   ----------   ------------   -----------   ---------------   ---------
SMALL CAP CORE FUND
CLASS A
2009            $1,510        1.46%        (0.41)%         1.46%          (0.41)%          83%
2008*            2,521        1.41         (0.17)          1.41           (0.17)           44
2007*            3,139        1.41         (0.21)          1.41           (0.21)           45
2006             3,514        1.46         (0.71)          1.46           (0.71)           78
2005             2,533        1.48         (0.86)          1.48           (0.86)           54
CLASS C
2009            $  525        2.17%        (1.11)%         2.17%          (1.11)%          83%
2008*              867        2.13         (0.89)          2.13           (0.89)           44
2007*            1,013        2.13         (0.93)          2.13           (0.93)           45
2006               948        2.14         (1.39)          2.14           (1.39)           78
2005               700        2.17         (1.55)          2.17           (1.55)           54

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                               INVESTMENT ADVISER

                            PNC Capital Advisors, LLC
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201

                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

     The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

     PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

     "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

     We may collect nonpublic personal information about you from the following sources:

     - Information that you provide to us, such as on applications or other forms, or

     -    Information about your transactions with us

OUR SECURITY PROCEDURES

     To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

     PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

     PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

     We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

     We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                      NOTES

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY

CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP

Director:
     Commercial Metals Company

JOHN R. MURPHY

CO-CHAIRMAN
Vice Chairman, National Geographic Society

Director:
     Omnicon Group, Inc.
     SirsiDynix

DOROTHY A. BERRY

President, Talon Industries, Inc.

Chairman and Director:
     Professionally Managed Portfolios

KELLEY J. BRENNAN

AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST

Dean Emeritus and Garvice D. Kincaid
     Professor of Finance (Emeritus), Gatton
     College of Business and Economics,
     University of Kentucky

Director:
     Central Bank & Trust Co.
     Central Bancshares

DALE C. LAPORTE

LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General Counsel, Invacare Corporation

Director:
     Invacare Corporation

L. WHITE MATTHEWS, III

Retired; Chairman, Ceridian Corporation

Director:
     Matrixx Initiatives, Inc.
     Imation Corp.
     Constar International Inc.

EDWARD D. MILLER, JR.

Dean and Chief Executive Officer,
     Johns Hopkins Medicine

Director:
     Bradmer Pharmaceuticals, Inc.
     Care Fusion

        PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                             (PNC(R) FUNDS LOGO)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:

pncfunds.com

BY TELEPHONE:

Call 1-800-622-FUND (3863)

BY MAIL:

PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act registration number is 811-4416

(PNC(R) FUNDS LOGO)

PS-018-0210

                              PNC FUNDS PROSPECTUS

                                 A AND C SHARES

                                                                OCTOBER 1, 2009,
                                                                      AS AMENDED
                                                                FEBRUARY 8, 2010

                                                              FIXED INCOME FUNDS

                                                                       Bond Fund

                                                        Government Mortgage Fund

                                                            High Yield Bond Fund

                                                          Intermediate Bond Fund

                                                      Limited Maturity Bond Fund

                                                     Total Return Advantage Fund

                                                           Ultra Short Bond Fund

                                                           TAX EXEMPT BOND FUNDS

                                               Intermediate Tax Exempt Bond Fund

                                       Michigan Intermediate Municipal Bond Fund

                                          Ohio Intermediate Tax Exempt Bond Fund

                                   Pennsylvania Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                             (PNC(R) FUNDS LOGO)

INVESTMENT ADVISER

PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the Funds before investing. Class C Shares of the Ultra Short Bond Fund have not commenced operations and are currently not offered to shareholders. PNC Funds also offers Class A and Class C Shares of PNC Equity and Money Market Funds in separate prospectuses. To obtain more information about PNC Funds, visit pncfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ...............................    1
FIXED INCOME FUNDS
   PNC BOND FUND ..........................................................    2
   PNC GOVERNMENT MORTGAGE FUND ...........................................    4
   PNC HIGH YIELD BOND FUND ...............................................    6
   PNC INTERMEDIATE BOND FUND .............................................    7
   PNC LIMITED MATURITY BOND FUND .........................................    9
   PNC TOTAL RETURN ADVANTAGE FUND ........................................   11
   PNC ULTRA SHORT BOND FUND ..............................................   13
TAX EXEMPT BOND FUNDS
   PNC INTERMEDIATE TAX EXEMPT BOND FUND ..................................   18
   PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ..........................   20
   PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND .............................   22
   PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ......................   24
MORE INFORMATION ABOUT PRINCIPAL RISKS ....................................   28
INVESTMENT ADVISER AND INVESTMENT TEAMS ...................................   31
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ..........................   33
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS ...............................   42
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .......................   43
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   45
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   47
FINANCIAL HIGHLIGHTS ......................................................   49

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

FIXED INCOME FUNDS

PNC BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

Class A   PAAAX
Class C   PFDCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the PNC Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999   -2.04%
2000    7.30%
2001    7.26%
2002    9.71%
2003    3.80%
2004    3.63%
2005    1.84%
2006    3.99%
2007    6.01%
2008    0.47%

Best Quarter     4.44%  (9/30/02)
Worst Quarter   -3.18%  (9/30/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 3.99%.

                                                              FIXED INCOME FUNDS

                                                                   PNC BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Bond Fund
   Returns Before Taxes                      -4.08%    2.23%      3.66%
   Returns After Taxes on Distributions(1)   -5.67%    0.73%      1.87%
   Returns After Taxes on Distributions
       and Sale of Fund Shares(1)            -2.66%    1.02%      2.02%
Barclays U.S. Aggregate Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                   5.24%    4.65%      5.63%

                                                     SINCE      DATE OF
CLASS C SHARES                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                  ------   -------   ---------   ---------
PNC Bond Fund                   -1.33%    2.41%      4.15%      6/12/00
Barclays U.S.
Aggregate Bond Index(2)
   (reflects no deduction for                                    Since
   fees, expenses or taxes)      5.24%    4.65%      6.46%      5/31/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. THE BARCLAYS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. government, while normally maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

Class A   POMAX
Class C   PGTCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the PNC Government Mortgage Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999    0.95%
2000   10.00%
2001    7.35%
2002    7.92%
2003    1.88%
2004    3.94%
2005    1.97%
2006    4.45%
2007    6.32%
2008    7.27%

Best Quarter     3.76%  (12/31/08)
Worst Quarter   -1.25%   (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 2.96%.

                                                              FIXED INCOME FUNDS

                                                    PNC GOVERNMENT MORTGAGE FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Government Mortgage Fund
   Returns Before Taxes                       2.49%    3.82%      4.68%
   Returns After Taxes on Distributions(1)    0.80%    2.14%      2.79%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)              1.57%    2.25%      2.83%
Barclays Fixed Rate Mortgage-Backed
   Securities Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                   8.52%    5.59%      6.07%

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Government Mortgage Fund                  5.61%    4.03%      4.90%      6/21/00
Barclays Fixed Rate Mortgage-Backed
   Securities Index(2)
   (reflects no deduction for                                                 Since
   fees, expenses or taxes)                   8.52%    5.59%      6.49%      6/30/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX. THE BARCLAYS FIXED RATE MORTGAGE-BACKED SECURITIES INDEX IS A WIDELY-RECOGNIZED, UNMANAGED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

PNC HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in high yield, high risk debt securities

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

TICKER SYMBOL

Class A   PAHBX

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed at any time without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

No performance information has been provided because the Fund has not yet completed a full calendar year of operations. The Fund will compare its performance to the Barclays U.S. Corporate High Yield Bond Index, an unmanaged index representative of the U.S. corporate high yield fixed income markets.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                      PNC INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

Class A   PBFAX
Class C   PIBCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999   -0.37%
2000    6.52%
2001    7.60%
2002    9.67%
2003    3.75%
2004    2.57%
2005    1.00%
2006    3.55%
2007    6.47%
2008    2.99%

Best Quarter     4.70%  (9/30/02)
Worst Quarter   -2.54%  (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 4.49%.

FIXED INCOME FUNDS

PNC INTERMEDIATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Intermediate Bond Fund
   Returns Before Taxes                      -1.67%    2.36%      3.85%
   Returns After Taxes on Distributions(1)   -3.12%    1.02%      2.18%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -1.10%    1.22%      2.25%
Barclays Intermediate U.S.
   Government/Credit Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                   5.08%    4.21%      5.43%

                                                     SINCE      DATE OF
CLASS C SHARES                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                  ------   -------   ---------   ---------
PNC Intermediate Bond Fund       1.26%    2.57%      4.37%      5/30/00
Barclays Intermediate U.S.
   Government/Credit Index(2)
   (reflects no deduction for                                    Since
   fees, expenses or taxes)      5.08%    4.21%      6.13%      5/31/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX. THE BARCLAYS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                  PNC LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

Class A   PLFAX
Class C   PFLCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOATL RETURNS

                                  (BAR CHART)

1999   3.15%
2000   4.40%
2001   9.03%
2002   5.09%
2003   2.07%
2004   0.84%
2005   1.54%
2006   4.06%
2007   5.66%
2008   3.34%

Best Quarter     3.59%   (3/31/01)
Worst Quarter   -1.20%   (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 3.86%.

FIXED INCOME FUNDS

PNC LIMITED MATURITY BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Limited Maturity Bond Fund
   Returns Before Taxes                       1.31%    2.65%      3.68%
   Returns After Taxes on Distributions(1)    0.01%    1.45%      2.15%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)              0.84%    1.55%      2.19%
Merrill Lynch 1-3 Year U.S.
   Corporate/Government Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                   4.69%    3.73%      4.73%

                                                        SINCE      DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                     ------   -------   ---------   ---------
PNC Limited Maturity Bond Fund      1.60%    2.34%      3.23%      1/27/00
Merrill Lynch 1-3 Year U.S.
   Corporate/Government Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)         4.69%    3.73%      4.95%      1/31/00

(1) AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED, UNMANAGED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                 PNC TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

TICKER SYMBOL

Class A   PTVAX
Class C   PTVCX

PRINCIPAL INVESTMENT  STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDER YEAR TOTAL RETURNS

                                  (BAR CHART)

1999   -3.21%
2000   12.33%
2001    7.01%
2002   10.81%
2003    4.86%
2004    3.64%
2005    2.23%
2006    3.44%
2007    6.09%
2008   -3.06%

Best Quarter    5.74%  (9/30/02)
Worst Quarter  -4.38%  (9/30/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 7.21%.

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Total Return Advantage Fund
   Returns Before Taxes                      -7.41%     1.49%     3.83%
   Returns After Taxes on Distributions(1)   -9.26%    -0.10%     1.89%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -4.71%     0.39%     2.11%
Barclays U.S. Aggregate Bond Index(2)
   (reflects no deduction for fees,
   expenses or taxes)                        5.24%      4.65%     5.63%
Barclays U.S. Government/ Credit Index(3)
   (reflects no deduction for fees,
   expenses or taxes)                        5.70%      4.64%     5.64%

                                                                  SINCE       DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Total Return Advantage Fund              -4.66%    1.68%      4.03%      10/3/00
Barclays U.S. Aggregate Bond Index(2)
   (reflects no deduction for fees,                                           Since
   expenses or taxes)                         5.24%    4.65%      6.09%      9/30/00
Barclays U.S. Government/Credit Index(3)
   (reflects no deduction for fees,                                           Since
   expenses or taxes)                         5.70%    4.64%      6.27%      9/30/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) EFFECTIVE OCTOBER 1, 2009, THE FUND CHANGED ITS BENCHMARK TO THE BARCLAYS U.S. AGGREGATE BOND INDEX TO MORE CLOSELY TRACK THE FUND'S INVESTMENT MANAGEMENT STYLE. FORMERLY THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. THE BARCLAYS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) FORMERLY THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX. THE BARCLAYS U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                       PNC ULTRA SHORT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in high-quality fixed income securities, while normally maintaining a dollar-weighted average maturity of less than 18 months

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

TICKER SYMBOL

Class A   PSBAX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary in response to market conditions. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDER YEAR TOTAL REURNS

                                  (BAR CHART)

2004   0.69%
2005   1.98%
2006   4.16%
2007   5.35%
2008   4.41%

Best Quarter     1.90%  (12/31/08)
Worst Quarter   -0.42%   (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 1.70%.

FIXED INCOME FUNDS

PNC ULTRA SHORT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                                   SINCE      DATE OF
CLASS A SHARES                                1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                ------   -------   ---------   ---------
PNC Ultra Short Bond Fund                                                      1/6/03
   Returns Before Taxes                        3.37%    3.10%      2.87%
   Returns After Taxes on Distributions(1)     2.07%    1.94%      1.81%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)               2.18%    1.96%      1.83%
Merrill Lynch 1-Year U.S. Treasury Index(2)
   (reflects no deduction for                                                  Since
   fees, expenses or taxes)                    4.75%    3.62%      3.25%     12/31/02

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1-YEAR U.S. TREASURY INDEX IS AN UNMANAGED, MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES.

FUND FEES AND EXPENSES

See page 16 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                          FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       GOVERNMENT        HIGH       INTERMEDIATE
                                                       BOND             MORTGAGE        YIELD           BOND
                                                       FUND               FUND        BOND FUND         FUND
                                                -----------------   ----------------  ---------   ----------------
                                                CLASS A   CLASS C   CLASS A  CLASS C   CLASS A    CLASS A  CLASS C
                                                -------   -------   -------  -------   -------    -------  -------
Maximum Sales Charge (Load)
Imposed on Purchases
   (as a percentage of offering price)          4.50%(1)   None     4.50%(1) None      4.50%(1)   4.50%(1) None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)         None(2)    1.00%(3) None(2)  1.00%(3)  None(2)    None(2)  1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price)          None       None     None     None      None       None     None
Redemption Fee (as a percentage of
   amount redeemed, if applicable)              None       None     None     None      None       None     None
Exchange Fee                                    None       None     None     None      None       None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                        0.45%(4)   0.45%(4) 0.40%(4) 0.40%(4)  0.50%*     0.40%(4) 0.40%(4)
Distribution (12b-1) Fees                       0.03%(5)   0.75%    0.03%(5) 0.75%     0.01%(5)   0.03%(5) 0.75%
Other Expenses:
   Shareholder Servicing Fees(6)                0.25%      0.25%    0.25%    0.25%     0.25%      0.25%    0.25%
   Other                                        0.13%      0.13%    0.20%    0.20%     0.46%(9)   0.14%(7) 0.14%(7)
                                                ----       ----     ----     ----      ----       ----     ----
Total Other Expenses                            0.38%      0.38%    0.45%    0.45%     0.71%      0.39%    0.39%
                                                ----       ----     ----     ----      ----       ----     ----
Acquired Fund Fees and Expenses                  N/A        N/A      N/A      N/A      0.01%(8)    N/A      N/A
                                                ----       ----     ----     ----      ----       ----     ----
Total Annual Fund
   Operating Expenses                           0.86%(4)   1.58%(4) 0.88%(4) 1.60%(4)  1.23%*,(9) 0.82%(4) 1.54%(4)
                                                ----       ----     ----     ----      ----       ----     ----

SEE PAGE 16 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS AGREED TO WAIVE FEES AND REIMBURSE EXPENSES TO THE EXTENT NEEDED TO LIMIT "TOTAL ANNUAL FUND OPERATING EXPENSES" TO THE AMOUNT SET FORTH BELOW. THIS VOLUNTARY WAIVER AND REIMBURSEMENT ARRANGEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "INVESTMENT ADVISORY FEES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD
     BE:

                                       HIGH YIELD
                                          BOND
                                          FUND
                                       ----------
Investment Advisory Fees                  0.29%
                                          ----
Total Annual Fund Operating Expenses      1.02%
                                          ----

FIXED INCOME FUNDS

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                       LIMITED        TOTAL RETURN
                                                       MATURITY         ADVANTAGE       ULTRA SHORT
                                                      BOND FUND           FUND           BOND FUND
                                                  ----------------  ----------------  ----------------
                                                  CLASS A  CLASS C  CLASS A  CLASS C  CLASS A  CLASS C
                                                  -------  -------  -------  -------  -------  -------
Maximum Sales Charge (Load)
Imposed on Purchases
   (as a percentage of offering price)            2.00%(1) None     4.50%(1) None     1.00%(1) None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)           None(2)  1.00%(3) None(2)  1.00%(3) None(2)  1.00%(3)
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and Other Distributions
   (as a percentage of offering price)            None     None     None     None     None     None
Redemption Fee (as a percentage of
   amount redeemed, if applicable)                None     None     None     None     None     None
Exchange Fee                                      None     None     None     None     None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(4)                       0.35%    0.35%    0.40%    0.40%    0.20%    0.20%
Distribution (12b-1) Fees                         0.03%(5) 0.75%    0.03%(5) 0.75%    0.03%(5) 0.75%
Other Expenses:
   Shareholder Servicing Fees(6)                  0.25%    0.25%    0.25%    0.25%    0.25%    0.25%
   Other                                          0.16%(7) 0.16%(7) 0.19%    0.19%    0.18%(7) 0.18%(7)
                                                  ----     ----     ----     ----     ----     ----
Total Other Expenses                              0.41%    0.41%    0.44%    0.44%    0.43%    0.43%
                                                  ----     ----     ----     ----     ----     ----
Total Annual Fund
   Operating Expenses(4)                          0.79%    1.51%    0.87%    1.59%    0.66%    1.38%
                                                  ----     ----     ----     ----     ----     ----

(1) This sales charge varies depending upon how much you invest. For more information on the sales charge waiver, see the "Sales Charges" section of this prospectus.

(2) A contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months for all Funds other than the Limited Maturity Bond Fund which charges a contingent deferred sales charge of 0.25% if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months. No contingent deferred sales charge will be charged if you redeem Class A Shares of the Ultra Short Bond Fund purchased without a sales charge in the amount of $1,000,000 or more. Please see "Contingent Deferred Sales Charges" on page 39 for additional information.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4) For the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(5) "Distribution (12b-1) Fees" have been restated to limit the maximum fees to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) "Other Expenses" for the Intermediate Bond, Limited Maturity Bond and Ultra Short Bond Funds include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(8) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(9) "Other Expenses" and "Total Annual Fund Operating Expenses" for the High Yield Bond Fund have been restated to reflect current fees and expenses.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution and Shareholder Service Plans".

                                                              FIXED INCOME FUNDS

EXAMPLES

These Examples are intended to help you compare the cost of investing in PNC Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                              ------   -------   -------   --------
BOND FUND
   Class A Shares              $534      $712      $905     $1,463
   Class C Shares(1)            261       499       860      1,878
   Class C Shares(2)            161       499       860      1,878
GOVERNMENT MORTGAGE FUND
   Class A Shares              $536      $718      $916     $1,486
   Class C Shares(1)            263       505       871      1,900
   Class C Shares(2)            163       505       871      1,900
HIGH YIELD BOND FUND
   Class A Shares              $224      $486      $769     $1,574
INTERMEDIATE BOND FUND
   Class A Shares              $530      $700      $885     $1,418
   Class C Shares(1)            257       486       839      1,834
   Class C Shares(2)            157       486       839      1,834
LIMITED MATURITY BOND FUND
   Class A Shares              $279      $447      $630     $1,158
   Class C Shares(1)            254       477       824      1,802
   Class C Shares(2)            154       477       824      1,802
TOTAL RETURN ADVANTAGE FUND
   Class A Shares              $535      $715      $911     $1,474
   Class C Shares(1)            262       502       866      1,889
   Class C Shares(2)            162       502       866      1,889
ULTRA SHORT BOND FUND
   Class A Shares              $167      $309      $464     $  914
   Class C Shares(1)            240       437       755      1,657
   Class C Shares(2)            140       437       755      1,657

(1)  IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD.

(2)  IF YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIOD.

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk

TICKER SYMBOL

Class A   PTBIX
Class C   PITCX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but this may vary in response to market conditions.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999   -0.91%
2000    8.87%
2001    4.48%
2002    8.15%
2003    3.73%
2004    2.06%
2005    1.27%
2006    3.35%
2007    3.62%
2008    1.71%

Best Quarter     3.66%   (6/30/02)
Worst Quarter   -2.16%   (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 2.68%.

                                                           TAX EXEMPT BOND FUNDS

                                           PNC INTERMEDIATE TAX EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Intermediate Tax
Exempt Bond Fund
   Returns Before Taxes                      -1.39%    1.78%      3.28%
   Returns After Taxes on Distributions(1)   -1.44%    1.72%      3.25%
   Returns After Taxes on
   Distributions and Sale of Fund
      Shares(1)                               0.31%     2.03%      3.35%
Barclays 7-Year
Municipal Bond Index(2)
   (reflects no deduction
   for fees, expenses or taxes)              4.59%     3.69%      4.80%

                                                                  SINCE      DATE OF
CLASS C SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Intermediate Tax
Exempt Bond Fund                             -0.01%    1.66%       3.25%      2/24/00
Barclays 7-Year
Municipal Bond Index(2)
   (reflects no deduction for fees,                                            Since
   expenses or taxes)                         4.59%    3.69%       5.45%      2/29/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED, BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Michigan personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

TICKER SYMBOL

Class A   PMMAX
Class C   PMICX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but this may vary in response to market conditions. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the PNC Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999   -1.60%
2000    8.71%
2001    4.38%
2002    8.06%
2003    3.83%
2004    1.59%
2005    1.01%
2006    2.96%
2007    3.80%
2008    3.04%

Best Quarter     3.75%   (6/30/02)
Worst Quarter   -2.02%   (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 1.34%.

                                                           TAX EXEMPT BOND FUNDS

                                   PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                     1 YEAR   5 YEARS   10 YEARS
--------------                     ------   -------   --------
PNC Michigan Intermediate
Municipal Bond Fund
   Returns Before Taxes            -0.03%    1.85%      3.22%
   Returns After Taxes on
      Distributions(1)             -0.21%    1.69%      3.14%
   Returns After Taxes on
   Distributions and Sale of
      Fund Shares(1)                1.45%    2.13%      3.33%
Barclays 7-Year
Municipal Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)         4.59%    3.69%      4.80%

                                                        SINCE      DATE OF
CLASS C SHARES                     1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                     ------   -------   ---------   ---------
PNC Michigan Intermediate
Municipal Bond Fund                 1.30%    1.75%      2.58%       8/6/01
Barclays 7-Year
Municipal Bond Index(2)
(reflects no deduction for fees,                                    Since
   expenses or taxes)               4.59%    3.69%      4.67%      7/31/01

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

TICKER SYMBOL

Class A   POXAX
Class C   POXCX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but this may vary in response to market conditions.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999   -1.14%
2000    8.67%
2001    4.23%
2002    8.53%
2003    3.51%
2004    1.91%
2005    1.36%
2006    3.33%
2007    3.65%
2008    3.23%

Best Quarter    3.73%   (6/30/02)
Worst Quarter   1.96%   (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 2.63%.

                                                           TAX EXEMPT BOND FUNDS

                                      PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                      1 YEAR   5 YEARS   10 YEARS
--------------                      ------   -------   --------
PNC Ohio Intermediate
Tax Exempt Bond Fund
   Returns Before Taxes              0.14%    2.07%      3.37%
   Returns After Taxes on
   Distributions(1)                  0.14%    2.07%      3.37%
   Returns After Taxes on
   Distributions and Sale of Fund
      Shares(1)                      1.27%    2.26%      3.42%
Barclays 7-Year
Municipal Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)          4.59%    3.69%      4.80%

                                                     SINCE      DATE OF
CLASS C SHARES                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                  ------   -------   ---------   ---------
PNC Ohio Intermediate
   Tax Exempt Bond Fund          1.38%    1.94%      3.37%      6/23/00
Barclays 7-Year
   Municipal Bond Index(2)
   (reflects no deduction for                                    Since
   fees, expenses or taxes)      4.59%    3.69%      5.29%      6/30/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Pennsylvania personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

TICKER SYMBOL

Class A   PPMAX
Class C   PPMCX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but this may vary in response to market conditions.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 28, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 45.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year and by showing how the average annual returns of the Fund's Class A and Class C Shares compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart shows changes in the performance of the Fund's Class A Shares and does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. The performance of Class C Shares will differ due to differences in expenses. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999   -1.05%
2000    8.77%
2001    4.20%
2002    8.03%
2003    3.63%
2004    1.77%
2005    1.40%
2006    3.27%
2007    3.98%
2008    2.60%

Best Quarter     3.79%   (9/30/02)
Worst Quarter   -2.17%   (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 2.71%.

                                                           TAX EXEMPT BOND FUNDS

                               PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                         1 YEAR   5 YEARS   10 YEARS
--------------                         ------   -------   --------
PNC Pennsylvania Intermediate
Municipal Bond Fund
   Returns Before Taxes                -0.46%     1.98%     3.30%
   Returns After Taxes on
      Distributions(1)                 -0.58%     1.93%     3.27%
   Returns After Taxes on
      Distributions and Sale of Fund
      Shares(1)                         0.96%     2.15%     3.35%
Barclays 7-Year
Municipal Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)             4.59%     3.69%     4.80%

                                                     SINCE      DATE OF
CLASS C SHARES                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                  ------   -------   ---------   ---------
PNC Pennsylvania Intermediate
   Municipal Bond Fund           0.95%    1.88%      2.96%      2/24/00
Barclays 7-Year
   Municipal Bond Index(2)
   (reflects no deduction for                                    Since
   fees, expenses or taxes)      4.59%    3.69%      5.45%      2/29/00

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER- TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 26 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                        MICHIGAN               OHIO           PENNSYLVANIA
                                                  INTERMEDIATE        INTERMEDIATE         INTERMEDIATE       INTERMEDIATE
                                                    TAX EXEMPT          MUNICIPAL           TAX EXEMPT          MUNICIPAL
                                                    BOND FUND           BOND FUND           BOND FUND           BOND FUND
                                                -----------------   -----------------   -----------------   -----------------
                                                CLASS A   CLASS C   CLASS A   CLASS C   CLASS A   CLASS C   CLASS A   CLASS C
                                                -------   -------   -------   -------   -------   -------   -------   -------
Maximum Sales Charge (Load)
Imposed on Purchases
   (as a percentage of offering price)          3.00%(1)  None      3.00%(1)  None      3.00%(1)  None      3.00%(1)  None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)         None(2)   1.00%(3)  None(2)   1.00%(3)  None(2)   1.00%(3)  None(2)   1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price)          None      None      None      None      None      None      None      None
Redemption Fee (as a percentage
   of amount redeemed, if applicable)           None      None      None      None      None      None      None      None
Exchange Fee                                    None      None      None      None      None      None      None      None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(4)                     0.40%     0.40%     0.40%     0.40%     0.40%     0.40%     0.40%     0.40%
Distribution (12b-1) Fees                       0.03%(5)  0.75%     0.02%(5)  0.75%     0.03%(5)  0.75%     0.02%(5)  0.75%
Other Expenses:
   Shareholder Servicing Fees(6)                0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%     0.25%
   Other                                        0.18%(7)  0.18%(7)  0.20%     0.20%     0.15%(7)  0.15%(7)  0.18%     0.18%
                                                ----      ----      ----      ----      ----      ----      ----      ----
Total Other Expenses                            0.43%     0.43%     0.45%     0.45%     0.40%     0.40%     0.43%     0.43%
                                                ----      ----      ----      ----      ----      ----      ----      ----
Acquired Fund Fees & Expenses                    N/A       N/A      0.01%(8)  0.01%(8)   N/A       N/A      0.01%(8)  0.01%(8)
Total Annual Fund
Operating Expenses(4)                           0.86%     1.58%     0.88%     1.61%     0.83%     1.55%     0.86%     1.59%

(1) This sales charge varies depending upon how much you invest. For more information on the sale charge waiver, see the "Sales Charges" section of this prospectus.

(2) A contingent deferred sales charge of 1.00% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4) "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(5) "Distribution (12b-1) Fees" have been restated to limit the maximum fees to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.

(6) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(7) "Other Expenses" for the Intermediate Tax Exempt Bond and Ohio Intermediate Tax Exempt Bond Funds include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(8) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution and Shareholder Service Plans".

                                                           TAX EXEMPT BOND FUNDS

EXAMPLES

These Examples are intended to help you compare the cost of investing in PNC Tax Exempt Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                                $385      $566      $762     $1,329
   Class C Shares(1)                              261       499       860      1,878
   Class C Shares(2)                              161       499       860      1,878
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                                $387      $572      $773     $1,352
   Class C Shares(1)                              264       508       876      1,911
   Class C Shares(2)                              164       508       876      1,911
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
   Class A Shares                                $382      $557      $747     $1,295
   Class C Shares(1)                              258       490       845      1,845
   Class C Shares(2)                              158       490       845      1,845
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   Class A Shares                                $385      $566      $762     $1,329
   Class C Shares(1)                              262       502       866      1,889
   Class C Shares(2)                              162       502       866      1,889

(1)  IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD.

(2)  IF YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIOD.

MORE INFORMATION ABOUT PRINCIPAL RISKS

                                                                                                                  Pre-
                                          Active                          Interest                 Non-         Payment/    Single
                                         Trading   Credit   Derivatives     Rate     Market   Diversification   Extension   State
                                           Risk     Risk        Risk        Risk      Risk         Risk           Risk       Risk
                                         -------   ------   -----------   --------   ------   ---------------   ---------   ------
FIXED INCOME FUNDS
Bond Fund                                   X         X          X            X        X                            X
Government Mortgage Fund                    X         X                       X        X                            X
High Yield Bond Fund                        X         X          X            X        X                            X
Intermediate Bond Fund                      X         X          X            X        X                            X
Limited Maturity Bond Fund                  X         X                       X        X                            X
Total Return Advantage Fund                 X         X          X            X        X                            X
Ultra Short Bond Fund                       X         X                       X        X                            X
TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund                     X                       X        X
Michigan Intermediate Municipal
   Bond Fund                                          X                       X        X             X                         X
Ohio Intermediate Tax Exempt Bond
   Fund                                               X                       X        X             X                         X
Pennsylvania Intermediate Municipal
   Bond Fund                                          X                       X        X             X                         X

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the results may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

For the Intermediate Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds, there may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. For the High Yield Bond Fund, Total Return Advantage Fund and Bond Fund, junk bonds and high-yield bonds involve a greater risk of default or downgrade and are more volatile than investment grade securities. Junk bonds and high-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds and high-yield bonds may be more susceptible than other issuers to economic downturns. Junk bonds and high-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to a Fund.

If a Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

INTEREST RATE RISK. An investment by the Funds in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that a Fund's yield will decline due to falling interest rates and the market prices of a Fund's fixed income investments may decline due to an increase in market interest rates.

MARKET RISK. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Government Mortgage Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Bond, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Intermediate Tax Exempt Bond Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are also subject to the risk that the relevant state-specific municipal securities in which they invest may underperform other segments of the fixed income markets or the fixed income markets as a whole.

NON-DIVERSIFICATION RISK. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are non-diversified, which means that the Funds may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

SINGLE STATE RISK. A Fund's focus on investments in securities of issuers located in Michigan (in the case of the Michigan Intermediate Municipal Bond
Fund), Ohio (in the case of the Ohio Intermediate Tax Exempt Bond Fund) and Pennsylvania (in the case of the Pennsylvania Intermediate Municipal Bond Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 45.

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital managed approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) Allegiant Asset Management received for each Fund for the fiscal year ended May 31, 2009:

                                                                                           ADVISORY FEES PAID AS
                                                                                          A PERCENTAGE OF AVERAGE
                                                                                       NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                 MANAGEMENT TEAM                    ENDED MAY 31, 2009
---------                                       ------------------------------------   ------------------------------
Bond Fund                                       Taxable Fixed Income Management Team               0.45%
Government Mortgage Fund                        Taxable Fixed Income Management Team               0.40%
High Yield Bond Fund                            Taxable Fixed Income Management Team               0.00%
Intermediate Bond Fund                          Taxable Fixed Income Management Team               0.40%
Limited Maturity Bond Fund                      Taxable Fixed Income Management Team               0.35%
Total Return Advantage Fund                     Taxable Fixed Income Management Team               0.40%
Ultra Short Bond Fund                           Taxable Fixed Income Management Team               0.20%
Intermediate Tax Exempt Bond Fund                   Tax Exempt Fixed Income Team                   0.40%
Michigan Intermediate Municipal Bond Fund           Tax Exempt Fixed Income Team                   0.40%
Ohio Intermediate Tax Exempt Bond Fund              Tax Exempt Fixed Income Team                   0.40%
Pennsylvania Intermediate Municipal Bond Fund       Tax Exempt Fixed Income Team                   0.40%

A discussion regarding the basis for the Board's approval of the interim and new investment advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2009.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

PORTFOLIO MANAGEMENT TEAMS

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

NAME                                               BUSINESS EXPERIENCE
----                                     ---------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM

Andrew D. Harding                        Mr. Harding has primary responsibility
Chief Investment Officer, Fixed Income   for taxable fixed income strategy and
Years with the Adviser: 9                performance at the Adviser.
Industry experience: 28 years
                                         Mr. Harding has been with the Adviser
                                         since 2000.

Timothy D. Compan, Jr., CFA              Mr. Compan has responsibility for
Portfolio Manager, Corporate Bonds       corporate bond portfolio management and
Years with the Adviser: 6                trading.
Industry experience: 10 years
                                         Prior to joining the Adviser in 2003,
                                         Mr. Compan was a corporate bond trader
                                         for Goldman Sachs Asset Management,
                                         L.P. Mr. Compan had been with Goldman
                                         Sachs Asset Management, L.P. since
                                         1999.

Kenneth F. Karwowski, CFA                Mr. Karwowski has primary
Portfolio Manager, High Yield            responsibility for high yield
Years with the Adviser: 3                investment and strategy.
Industry experience: 22 years
                                         Prior to joining the Adviser in 2006,
                                         Mr. Karwowski served as a senior credit
                                         analyst covering several industries in
                                         both high yield and investment grade
                                         areas for Henderson Global Investors.

Mark A. Lozina, CFA                      Mr. Lozina has day-to-day
Portfolio Manager, Short Duration        responsibility for fixed income
Years with the Adviser: 7                security and portfolio research.
Industry experience: 13 years
                                         Mr. Lozina has been with the Adviser
                                         since 2002.

Sean T. Rhoderick, CFA                   Mr. Rhoderick has responsibility for
Portfolio Manager, Senior Credit         fixed income portfolio management and
Analyst Years with the Adviser: 5        credit analysis.
Industry experience: 15 years
                                         Prior to joining the Adviser in 2004,
                                         Mr. Rhoderick was a corporate bond
                                         analyst with Freddie Mac.

TAX EXEMPT FIXED INCOME TEAM

Stephen Winterstein                      Mr. Winterstein has overall
Managing Director, Municipal Bonds       responsibility for the team's
Years with the Adviser: 16               investment operations.
Industry experience: 25 years
                                         Mr. Winterstein has been with the
                                         Adviser since 1993.

Adam Mackey                              Mr. Mackey has responsibility for
Portfolio Manager, Municipal Bonds       portfolio management and trading for
Years with the Adviser: 8                municipal bonds.
Industry experience: 12 years
                                         Mr. Mackey joined the Adviser in 2001.
                                         Prior to joining the Adviser, he was a
                                         municipal bond trader at the Vanguard
                                         Group.

Rebecca Rogers                           Ms. Rogers leads the municipal bond
Portfolio Manager, Municipal Bonds       trading desk and is responsible for the
Years with the Adviser: 9                execution of trades.
Industry experience: 25 years
                                         Prior to joining the Adviser in 2000,
                                         Ms. Rogers was in the institutional
                                         sales group of A.H. Williams.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

     CLASS A SHARES

     - FRONT-END SALES CHARGE (SEE PAGE 37 FOR INFORMATION ABOUT REDUCED OR WAIVED FRONT-END SALES CHARGES)

     - CONTINGENT DEFERRED SALES CHARGE ON CERTAIN PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     -    12B-1 FEES UP TO 0.10% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

     CLASS C SHARES

     -    NO FRONT-END SALES CHARGE

     - CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     -    12B-1 FEES UP TO 0.75% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.

For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 35. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                                            NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
                         -------------------------------------------------------   -------------------------------------------------
ONLINE                   -  Visit our site and click on "Account Access" to        -  You may place your purchase order on our
pncfunds.com                submit an online application. Or log on to our            website using your established banking
                            on-line Forms Center to print an application and          instructions for payment. To authorize this
                            mail to the address below.                                service, please complete an Account
                                                                                      Maintenance Form or call 1-800-622-FUND
                                                                                      (3863).

                         - Unless you arrange to pay by wire or ACH, write your check, payable in U.S. dollars, to "PNC Funds (Fund name)." PNC Funds cannot accept third-party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashier's check, bank draft, money order or travelers' check).

BY MAIL                  -  Complete and sign an application. Applications may     -  Provide purchase instructions with the fund
                            be requested by calling 1-800-622-FUND (3863) and         name, share class, your account number and
                            are also available at pncfunds.com.                       account registration information.

                         -  Make your check payable to "PNC Funds (Fund Name)."    -  Make your check payable to "PNC Funds (Fund
                            PNC Funds cannot accept third-party checks, starter       Name)." PNC Funds cannot accept third-party
                            checks, credit cards, credit card checks, cash or         checks, starter checks, credit cards, credit
                            cash equivalents (i.e., cashier's check, bank draft,      card checks, cash or cash equivalents (i.e.,
                            money order or travelers' check).                         cashier's check, bank draft, money order or
                                                                                      travelers' check).
                         -  Mail the completed and signed account application
                            and your check to:                                     -  Mail the instructions and the check to one of
                                                                                      the two mailing addresses provided.
                               PNC Funds
                               c/o PNC Global Investment Servicing
                               P.O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               PNC Funds
                               c/o PNC Global Investment Servicing
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

BY TELEPHONE WITH        -  Call Investor Services at 1-800-622-FUND (3863) to     -  If you previously selected the telephone
WIRE TRANSFER               set up an account number and to receive a wire            purchases option for your account, call
                            control number to be included in the body of the          Investor Services at 1-800-622-FUND (3863) to
                            wire.                                                     purchase additional shares.

                         -  Ask your bank to immediately transmit available        -  If your bank account information is on file,
                            funds by wire. Your bank may charge you a wiring fee      you can request purchases through federal
                            for this service.                                         funds wire or electronic transfer through the
                                                                                      Automated Clearing House.
                         -  Wiring instructions are as follows:
                                                                                   -  To add telephone purchases option to your
                               PNC Bank, N.A.                                         account, please complete an Account
                               Philadelphia, PA                                       Maintenance Form or call Investor Services.
                               ABA # 031000053
                               DDA# 8611711342
                               For credit to the PNC Funds
                               Further credit (your fund number, your account
                               number and the name on the account)
                               Confirmation or order number (if applicable)

                         - Complete and sign the account application and mail to:

                               PNC Funds
                               c/o PNC Global Investment Servicing
                               P.O. Box 9795
                               Providence, RI 02940-9795

                               OVERNIGHT DELIVERY TO:

                               PNC Funds
                               c/o PNC Global Investment Servicing
                               101 Sabin Street
                               Pawtucket, RI 02860-1427

                                            NEW ACCOUNT SET UP                               ADDING TO AN EXISTING ACCOUNT
                         -------------------------------------------------------   -------------------------------------------------
PLANNED INVESTMENT       -  With a $50 minimum initial investment, you may         -  With current bank account information on your
PROGRAM                     purchase Class A or Class C Shares automatically          account, participation in the program can be
(SYSTEMATIC INVESTING)      through regular deductions from your regular              arranged via the Internet or by calling
                            checking or savings bank account in amounts of at         1-800-622-FUND (3863).
                            least $50 per month per account.
                                                                                   -  For existing accounts, without bank account
                         -  You may arrange for participation in this program         information, participation can be arranged by
                            when a new account is established.                        completing an Account Maintenance Form with
                                                                                      banking information. This form must include a
                                                                                      signature guaranteed by a bank or other
                                                                                      financial institution.

BY EXCHANGE              -  You may exchange your shares of a Fund for the same    -  If you previously selected the telephone
                            class of shares of another PNC Fund.                      exchange option for your account, call our
                                                                                      Investor Services at 1-800-622-FUND (3863) to
                         -  Call with your account name, number, and amount of        exchange your shares.
                            exchange into an existing account (minimum amount is
                            $1,000).                                               -  To authorize exchanges to your account, please
                                                                                      complete an Account Maintenance Form or call
                         -  You may exchange your shares on any Business Day.         Investor Services.
                            The deadline for submitting same day exchange orders
                            to PNC Funds' transfer agent is 4:00 p.m. Eastern
                            time.

SYSTEMATIC EXCHANGE      -  You may exchange shares of a PNC Fund for any other PNC Fund of the same class automatically, at
PROGRAM                     periodic intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

                         -  Because purchases of Class A Shares of Funds may be subject to an initial sales charge, it may be beneficial for you to execute a Letter of Intent indicating an intent to purchase Class A Shares in connection with this program.

                         -  You may arrange for participation in this program via the Internet at pncfunds.com, by calling
                            1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY   -  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC
                            Funds' transfer agent on time.

                         -  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

                         -  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange (NYSE)) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the NYSE is open for business (Business
Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time. However, the Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with all of the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million. There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange your shares of a Fund for the same class of shares of another PNC Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

-    CLASS A SHARES

     You may exchange Class A Shares of any PNC Fund for Class A Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into a PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into a PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

-    CLASS C SHARES

     You may exchange Class C Shares of any PNC Fund for Class C Shares of any other PNC Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

BOND, GOVERNMENT MORTGAGE, HIGH YIELD BOND, INTERMEDIATE BOND AND TOTAL RETURN ADVANTAGE FUNDS

                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR              A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------        ---------------   -------------   ------------------
Less than $50,000          4.50             4.71              4.00
$50,000 but less
   than $100,000           4.00             4.17              3.50
$100,000 but less
   than $250,000           3.75             3.90              3.25
$250,000 but less
   than $500,000           2.50             2.56              2.00
$500,000 but less
   than $1,000,000         2.00             2.04              1.50
$1,000,000 or more         0.00             0.00              0.00

INTERMEDIATE TAX EXEMPT BOND, MICHIGAN INTERMEDIATE MUNICIPAL BOND, OHIO INTERMEDIATE TAX EXEMPT BOND AND PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUNDS

                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR              A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE      INVESTED       PRICE PER SHARE
-------------        ---------------   -------------   ------------------
Less than $100,000         3.00             3.09              2.50
$100,000 but less
   than $250,000           2.00             2.04              1.50
$250,000 but less
   than $500,000           1.50             1.52              1.00
$500,000 but less
   than $1,000,000         1.00             1.01              0.50
$1,000,000 or more         0.00             0.00              0.00

LIMITED MATURITY BOND FUND

                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET      REALLOWANCE
IF YOUR              A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE      INVESTED      PRICE PER SHARE
-------------        ---------------   -------------   ------------------
Less than $100,000         2.00             2.04              1.50
$100,000 but less
   than $250,000           1.50             1.52              1.25
$250,000 but less
   than $500,000           1.00             1.01              0.75
$500,000 but less
   than $1,000,000         0.50             0.50              0.25
$1,000,000 or more         0.00             0.00              0.00

ULTRA SHORT BOND FUND

                                                            DEALERS'
                     SALES CHARGE AS   AS A % OF NET      REALLOWANCE
IF YOUR              A % OF OFFERING      AMOUNT       AS A % OF OFFERING
INVESTMENT IS:       PRICE PER SHARE     INVESTED       PRICE PER SHARE
-------------        ---------------   -------------   ------------------
Less than $100,000         1.00             1.01              0.50
$100,000 but less
   than $1,000,000         0.50             0.50              0.25
$1,000,000 or more         0.00             0.00              0.00

There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Underwriter, Adviser, or one of their affiliates, may make a payment to the selected dealer in an amount not to exceed 0.50% of the amount invested. If you redeem the shares purchased without a sales charge within 18 months after the purchase date, a contingent deferred sales charge of up to 0.50% may be assessed against your account. Please see "Contingent Deferred Sales Charges" on page 39 for additional information.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. PNC Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)   your account;

(ii)  your spouse's account;

(iii) a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. PNC Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide PNC Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. PNC Funds may amend or terminate this right of accumulation at any time.

COMBINED PURCHASES. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, PNC Funds will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY PNC FUNDS OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of PNC Funds held in:

     -    all of your accounts at PNC Funds or a financial intermediary;

     -    any of your accounts at another financial intermediary; and

     - accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. PNC Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send PNC Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90-days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90 day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes PNC Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, PNC Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit PNC Funds' website at pncfunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

- by Trustees and officers of PNC Funds and their immediate families (spouse, parents, siblings, children and grandchildren);

- by directors and retired directors of The PNC Financial Services Group, Inc. (PNC) or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/ retirement plans of PNC or any of its affiliates;

- by officers, directors, employees and retirees of any sub-advisers of any PNC Fund, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

- by direct transfer or rollover from a qualified plan for which affiliates of PNC serve as trustee or agent (or certain institutions having relationships with affiliates of PNC);

- by investors purchasing through payroll deduction or investors investing through "one stop" networks;

- by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

- through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker dealer to see if you qualify for this exemption.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, PNC Funds must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY PNC FUNDS WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES

If you redeem your Class A Shares of the Funds (except the Limited Maturity Bond and Ultra Short Bond Funds) purchased in the amount of $1,000,000 or more, without a sales charge, within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.50%. If you redeem your Class A Shares of the Limited Maturity Bond Fund purchased in the amount of $1,000,000 or more, without a sales charge, within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.25%. No contingent deferred sales charge will be charged if you redeem Class A Shares of the Ultra Short Bond Fund purchased without a sales charge in the amount of $1,000,000 or more.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next calculated NAV. If you redeem your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another PNC Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

-    exchange of Class C Shares of a PNC Fund for Class C Shares of another PNC
     Fund;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from a PNC Fund to a non-PNC Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares (except the Ultra Short Bond Fund) of $1,000,000 or more, a payment may be made to the selected dealer in an amount not to exceed 0.50% of the amount invested (0.25% for the Limited Maturity Bond Fund). When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE                       The minimum amount for Internet redemptions is
PNCFUNDS.COM                 $100. You may arrange for participation in a
                             Systematic Withdrawal Plan (see below for more
                             information). To authorize a Systematic Withdrawal
                             Plan, please complete an Account Maintenance Form
                             or call 1-800-622-FUND (3863).

BY TELEPHONE                 Call with your account name, number, and amount of
1-800-622-FUND (3863)        redemption (minimum amount is $100). Redemptions
                             will be sent to the shareholder's address or bank
                             account on record.

SYSTEMATIC WITHDRAWAL PLAN   If you have at least $1,000 in your account, you
                             may use the Systematic Withdrawal Plan. Under the
                             plan you may arrange periodic automatic withdrawals
                             of at least $100 from any Fund. There will be no
                             deferred sales charge on systematic withdrawals
                             made on Class C Shares, as long as the annual
                             amounts withdrawn do not exceed 10% of the account.
                             The proceeds of each withdrawal will be mailed to
                             you by check or via electronic transfer to your
                             bank checking or savings account. Participation in
                             this program can be arranged when completing an
                             account application or an Account Maintenance Form,
                             via the Internet, or calling 1-800-622-FUND (3863).

FINANCIAL INTERMEDIARY       Contact your financial consultant, financial
                             intermediary or institution to redeem your shares.
                             Your financial consultant, financial intermediary
                             or institution may charge a fee for its services,
                             in addition to the fees charged by the Funds.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and

(if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

-    Reject a purchase or exchange order

- Delay payment of immediate cash redemption proceeds for up to seven calendar days

- Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

-    Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted separate distribution plans with respect to Class A Shares and Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are limited to no more than 0.01% with respect to the High Yield Bond Fund, 0.02% with respect to the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds and 0.03% with respect to each other Fund.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

All of the Funds listed in this prospectus distribute income on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents.

You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum federal income tax long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. If you receive an exempt-interest dividend with respect to any share of a Tax Exempt Bond Fund (defined below) and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX EXEMPT BOND FUNDS

The Tax Exempt Bond Funds anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                   High-
                                                                   Yield
                               Exchange    Fixed                   Lower                   Asset-     Mortgage-
                                Traded     Income    Government    Rated      Municipal   Backed       Backed     Derivative
                                Funds    Securities  Securities  Securities  Securities  Securities  Securities  Instruments
                               --------  ----------  ----------  ----------  ----------  ----------  ----------  -----------
PNC Bond Fund                      X         X            X                                  X           X           X
PNC Government
   Mortgage Fund                   X         X            X                                  X           X
PNC High Yield
   Bond Fund                       X         X                        X                      X           X           X
PNC Intermediate
   Bond Fund                       X         X            X                                  X           X           X
PNC Limited Maturity
   Bond Fund                       X         X            X                                  X           X
PNC Total Return
   Advantage Fund                  X         X            X           X                      X           X           X
PNC Ultra Short
    Bond Fund                      X         X            X                                  X           X
PNC Intermediate Tax
    Exempt Bond Fund                         X                                   X
PNC Michigan Intermediate
    Municipal Bond Fund                      X                                   X
PNC Ohio Intermediate Tax
    Exempt Bond Fund                         X                                   X
PNC Pennsylvania Intermediate
    Municipal Bond Fund                      X                                   X

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial

Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

- Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

SECURITIES LENDING

The Fixed Income Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Funds will receive collateral from the borrower equal to at least 101.5% of the market value of the securities loaned. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

CONVERTIBLE SECURITIES

The Fixed Income Funds may invest in convertible securities, which have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FOREIGN SECURITIES

Each of the Fixed Income Funds may invest in foreign securities. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

- A Fund may incur substantial costs in connection with conversions between various currencies;

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A Shares and Class C Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the fiscal year ended May 31, 2009 have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2009 and are incorporated by reference into the Statement of Additional Information. The audited financial statements and financial highlights for all prior fiscal periods were audited by Ernst & Young LLP, the Funds' prior independent registered public accounting firm.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



            NET ASSET                 REALIZED AND                    DIVIDENDS   DISTRIBUTIONS
              VALUE,        NET        UNREALIZED        PAYMENT      FROM NET       FROM NET      NET ASSET
            BEGINNING   INVESTMENT     GAIN (LOSS)         BY        INVESTMENT      REALIZED     VALUE, END    TOTAL
            OF PERIOD    INCOME(1)   ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS    OF PERIOD   RETURN+
            ---------   ----------   --------------   ------------   ----------   -------------   ----------   -------
BOND FUND
CLASS A
2009          $10.05       $0.45         $(0.22)         $--           $(0.46)         $--          $ 9.82       2.44%
2008            9.92        0.46           0.13           --*,(2)       (0.46)          --           10.05       6.00
2007            9.73        0.44           0.17           --            (0.42)          --            9.92       6.31
2006           10.25        0.40          (0.51)          --            (0.41)          --            9.73      (1.07)
2005           10.00        0.38           0.26           --            (0.39)          --           10.25       6.52
CLASS C
2009          $10.03       $0.37         $(0.21)         $--           $(0.39)         $--          $ 9.80       1.70%
2008            9.89        0.38           0.14           --*,(2)       (0.38)          --           10.03       5.34
2007            9.71        0.36           0.16           --            (0.34)          --            9.89       5.43
2006           10.22        0.33          (0.50)          --            (0.34)          --            9.71      (1.68)
2005            9.98        0.31           0.25           --            (0.32)          --           10.22       5.68
GOVERNMENT MORTGAGE FUND
CLASS A
2009          $ 9.18       $0.41         $ 0.35          $--           $(0.43)         $--          $ 9.51       8.54%
2008            9.01        0.42           0.18           --*,(2)       (0.43)          --            9.18       6.77
2007            8.90        0.43           0.11           --            (0.43)          --            9.01       6.15
2006            9.33        0.41          (0.42)          --            (0.42)          --            8.90      (0.07)
2005            9.23        0.39           0.14           --            (0.43)          --            9.33       5.81
CLASS C
2009          $ 9.17       $0.32         $ 0.38          $--           $(0.37)         $--          $ 9.50       7.75%
2008            9.00        0.36           0.17           --*,(2)       (0.36)          --            9.17       5.99
2007            8.89        0.36           0.11           --            (0.36)          --            9.00       5.38
2006            9.32        0.34          (0.41)          --            (0.36)          --            8.89      (0.76)
2005            9.22        0.32           0.14           --            (0.36)          --            9.32       5.07
HIGH YIELD BOND FUND
CLASS A
2009          $ 9.94       $0.79         $(1.98)         $--           $(0.78)         $--          $ 7.97     (11.25)%
2008(4)        10.00        0.07          (0.08)          --            (0.05)          --            9.94      (0.05)

                                                          RATIO         RATIO OF NET
                                        RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                            RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
             NET ASSETS     EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
               END OF      TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
            PERIOD (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)          RATE
            ------------   ----------   ------------   -----------   -----------------   ---------
BOND FUND
CLASS A
2009           $ 5,526        0.86%         4.66%          0.90%            4.62%          105%(3)
2008             6,110        0.84          4.53           0.94             4.43           168(3)
2007             6,424        0.84          4.39           0.94             4.29           298(3)
2006             7,519        0.92          4.04           0.99             3.97           447(3)
2005            10,908        1.01          3.74           1.01             3.74           515(3)
CLASS C
2009           $   370        1.58%         3.86%          1.61%            3.83%          105%(3)
2008               200        1.58          3.79           1.68             3.69           168(3)
2007               178        1.57          3.66           1.67             3.56           298(3)
2006               184        1.62          3.34           1.69             3.27           447(3)
2005               279        1.71          3.04           1.71             3.04           515(3)
GOVERNMENT MORTGAGE FUND
CLASS A
2009           $16,590        0.88%         4.35%          0.92%            4.31%           83%(3)
2008            11,961        0.84          4.68           0.99             4.53           173(3)
2007            11,963        0.84          4.69           0.99             4.54           409(3)
2006            16,160        0.89          4.45           1.04             4.30           593(3)
2005            21,300        0.92          4.19           1.07             4.04           753(3)
CLASS C
2009           $ 2,589        1.59%         3.42%          1.63%            3.38%           83%(3)
2008               949        1.58          3.94           1.73             3.79           173(3)
2007             1,423        1.57          3.96           1.72             3.81           409(3)
2006             2,055        1.59          3.75           1.74             3.60           593(3)
2005             2,095        1.62          3.49           1.77             3.34           753(3)
HIGH YIELD BOND FUND
CLASS A
2009           $   180        1.00%         9.99%          1.59%            9.40%          100%
2008(4)            203        1.00          6.87           7.49             0.38            11

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) DUE TO THEIR INVESTMENT STRATEGY, BOND FUND AND GOVERNMENT MORTGAGE FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(4) HIGH YIELD BOND FUND CLASS A COMMENCED OPERATIONS ON APRIL 29, 2008. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                 REALIZED AND                    DIVIDENDS   DISTRIBUTIONS
            VALUE,        NET        UNREALIZED        PAYMENT      FROM NET       FROM NET      NET ASSET             NET ASSETS
          BEGINNING   INVESTMENT     GAIN (LOSS)         BY        INVESTMENT      REALIZED     VALUE, END    TOTAL       END OF
           OF YEAR     INCOME(1)   ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS     OF YEAR    RETURN+   YEAR (000)
          ---------   ----------   --------------   ------------   ----------   -------------   ----------   -------   ----------
INTERMEDIATE BOND FUND
CLASS A
2009        $10.76       $0.43         $ 0.11          $--           $(0.43)       $   --         $10.87       5.19%     $10,018
2008         10.49        0.45           0.28           --*,(3)       (0.46)           --          10.76       7.02        8,022
2007         10.36        0.43           0.11           --            (0.41)           --          10.49       5.28        8,768
2006         10.80        0.40          (0.44)          --            (0.40)           --          10.36      (0.42)      10,642
2005         10.70        0.34           0.11           --            (0.35)           --          10.80       4.21       14,108
CLASS C
2009        $10.79       $0.34         $ 0.12          $--           $(0.35)       $   --         $10.90       4.42%     $   970
2008         10.51        0.37           0.29           --*,(3)       (0.38)           --          10.79       6.33          566
2007         10.39        0.36           0.09           --            (0.33)           --          10.51       4.42          390
2006         10.82        0.32          (0.43)          --            (0.32)           --          10.39      (1.01)         441
2005         10.73        0.27           0.09           --            (0.27)           --          10.82       3.39          442
LIMITED MATURITY BOND FUND
CLASS A
2009        $ 9.99       $0.34         $ 0.16          $--           $(0.35)       $   --         $10.14       5.11%     $ 6,842
2008          9.82        0.40           0.16           --*,(3)       (0.39)           --           9.99       5.81        2,865
2007          9.73        0.38           0.09           --            (0.38)           --           9.82       4.90        3,617
2006          9.88        0.29          (0.12)          --            (0.32)           --           9.73       1.71        4,764
2005          9.98        0.22          (0.06)          --            (0.26)           --           9.88       1.60        6,798
CLASS C
2009        $ 9.98       $0.26         $ 0.18          $--           $(0.28)       $   --         $10.14       4.45%     $ 1,630
2008          9.82        0.32           0.16           --*,(3)       (0.32)           --           9.98       4.93          411
2007          9.73        0.31           0.09           --            (0.31)           --           9.82       4.14          422
2006          9.88        0.23          (0.13)          --            (0.25)           --           9.73       1.00          517
2005          9.98        0.15          (0.06)          --            (0.19)           --           9.88       0.89          870
TOTAL RETURN ADVANTAGE FUND
CLASS A
2009        $10.10       $0.49         $(0.35)         $--           $(0.49)       $(0.11)        $ 9.64       1.80%     $10,179
2008         10.00        0.47           0.10           --*,(3)       (0.47)           --          10.10       5.81       11,262
2007          9.87        0.44           0.13           --            (0.44)           --          10.00       5.80        9,742
2006         10.46        0.40          (0.52)          --            (0.40)        (0.07)          9.87      (1.22)       6,129
2005         10.22        0.36           0.34           --            (0.36)        (0.10)         10.46       6.97        4,384
CLASS C
2009        $10.11       $0.40         $(0.32)         $--           $(0.43)       $(0.11)        $ 9.65       1.08%     $   138
2008         10.02        0.39           0.10           --*,(3)       (0.40)           --          10.11       4.94          235
2007          9.88        0.37           0.13           --            (0.36)           --          10.02       5.14          252
2006         10.47        0.33          (0.52)          --            (0.33)        (0.07)          9.88      (1.90)         216
2005         10.24        0.29           0.33           --            (0.29)        (0.10)         10.47       6.12          352
ULTRA SHORT BOND FUND
CLASS A
2009        $10.02       $0.23         $ 0.14          $--           $(0.31)       $   --         $10.08       3.74%     $11,846
2008          9.88        0.41           0.13           --*,(3)       (0.40)           --          10.02       5.58          231
2007          9.83        0.41           0.04           --            (0.40)           --           9.88       4.71        1,408
2006          9.90        0.32          (0.06)          --            (0.33)           --           9.83       2.67        1,541
2005          9.99        0.21          (0.09)          --            (0.21)           --           9.90       1.22        1,662

                                         RATIO         RATIO OF NET
                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
           RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
           EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
          TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)         RATE(2)
          ----------   ------------   -----------   -----------------   ---------
INTERMEDIATE BOND FUND
CLASS A
2009         0.81%         4.02%          0.86%            3.97%           110%
2008         0.79          4.26           0.94             4.11            126
2007         0.81          4.12           0.96             3.97            174
2006         0.84          3.74           0.99             3.59            285
2005         0.85          3.18           1.00             3.03            280
CLASS C
2009         1.53%         3.24%          1.58%            3.19%           110%
2008         1.52          3.53           1.67             3.38            126
2007         1.54          3.39           1.69             3.24            174
2006         1.54          3.04           1.69             2.89            285
2005         1.55          2.48           1.70             2.33            280
LIMITED MATURITY BOND FUND
CLASS A
2009         0.79%         3.45%          0.81%            3.43%            86%
2008         0.76          4.02           0.86             3.92             95
2007         0.76          3.86           0.86             3.76            143
2006         0.81          3.00           0.91             2.90            115
2005         0.80          2.22           0.90             2.12            132
CLASS C
2009         1.50%         2.64%          1.52%            2.62%            86%
2008         1.49          3.29           1.59             3.19             95
2007         1.49          3.13           1.59             3.03            143
2006         1.51          2.30           1.61             2.20            115
2005         1.50          1.52           1.60             1.42            132
TOTAL RETURN ADVANTAGE FUND
CLASS A
2009         0.88%         5.24%          0.94%            5.18%           101%
2008         0.83          4.63           0.98             4.48            100
2007         0.83          4.42           0.98             4.27            171
2006         0.87          3.95           1.02             3.80            218
2005         0.88          3.49           1.03             3.34            214
CLASS C
2009         1.61%         4.20%          1.67%            4.14%           101%
2008         1.56          3.90           1.71             3.75            100
2007         1.56          3.69           1.71             3.54            171
2006         1.57          3.25           1.72             3.10            218
2005         1.58          2.79           1.73             2.64            214
ULTRA SHORT BOND FUND
CLASS A
2009         0.66%         2.29%          0.67%            2.28%           101%
2008         0.62          4.07           0.82             3.87            116
2007         0.60          4.14           0.80             3.94            111
2006         0.61          3.21           0.81             3.01             85
2005         0.63          2.02           0.83             1.82            219

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, INTERMEDIATE BOND FUND, LIMITED MATURITY BOND FUND, TOTAL RETURN ADVANTAGE FUND AND ULTRA SHORT BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(3) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED



          NET ASSET                 REALIZED AND                    DIVIDENDS   DISTRIBUTIONS
            VALUE,        NET        UNREALIZED        PAYMENT      FROM NET       FROM NET      NET ASSET             NET ASSETS
          BEGINNING   INVESTMENT     GAIN (LOSS)         BY        INVESTMENT      REALIZED     VALUE, END    TOTAL      END OF
           OF YEAR     INCOME(1)   ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS     OF YEAR    RETURN+   YEAR (000)
          ---------   ----------   --------------   ------------   ----------   -------------   ----------   -------   ----------
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2009        $ 9.85       $0.33         $ 0.06          $--          $(0.34)        $(0.01)        $ 9.89      4.07%      $ 5,229
2008          9.80        0.36           0.09           --*,(2)      (0.36)         (0.04)          9.85      4.69         4,466
2007          9.93        0.36          (0.03)          --           (0.36)         (0.10)          9.80      3.29         5,823
2006         10.22        0.36          (0.28)          --           (0.37)            --           9.93      0.76         6,027
2005         10.17        0.37           0.05           --           (0.37)            --          10.22      4.18         9,945
CLASS C
2009        $ 9.81       $0.22         $ 0.08          $--          $(0.28)        $(0.01)        $ 9.82      3.17%      $    43
2008          9.76        0.29           0.09           --*,(2)      (0.29)         (0.04)          9.81      3.99             9
2007          9.89        0.29          (0.03)          --           (0.29)         (0.10)          9.76      2.58             6
2006         10.19        0.30          (0.30)          --           (0.30)            --           9.89     (0.04)           39
2005         10.12        0.30           0.07           --           (0.30)            --          10.19      3.66            41
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2009        $10.06       $0.36         $ 0.01          $--          $(0.36)        $(0.11)        $ 9.96      3.76%      $10,808
2008         10.15        0.39           0.11           --*,(2)      (0.39)         (0.20)         10.06      4.97        11,971
2007         10.37        0.41          (0.08)          --           (0.41)         (0.14)         10.15      3.22        13,460
2006         10.79        0.44          (0.38)          --           (0.44)         (0.04)         10.37      0.62        18,193
2005         10.92        0.45          (0.11)          --           (0.45)         (0.02)         10.79      3.14        12,645
CLASS C
2009        $10.09       $0.29         $   --*         $--          $(0.29)        $(0.11)        $ 9.98      2.89%      $    82
2008         10.17        0.31           0.12           --*,(2)      (0.31)         (0.20)         10.09      4.31            55
2007         10.39        0.34          (0.08)          --           (0.34)         (0.14)         10.17      2.49            40
2006         10.82        0.38          (0.40)          --           (0.37)         (0.04)         10.39     (0.16)          172
2005         10.94        0.37          (0.10)          --           (0.37)         (0.02)         10.82      2.51           301
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2009        $11.05       $0.37         $ 0.20          $--          $(0.37)        $   --         $11.25      5.27%      $12,439
2008         10.89        0.38           0.16           --*,(2)      (0.38)            --          11.05      5.08         9,772
2007         10.91        0.38          (0.02)          --           (0.38)            --          10.89      3.33        10,094
2006         11.20        0.39          (0.30)          --           (0.38)            --          10.91      0.86        10,509
2005         11.17        0.39           0.03           --           (0.39)            --          11.20      3.84        12,098
CLASS C
2009        $11.04       $0.29         $ 0.19          $--          $(0.29)        $   --         $11.23      4.43%      $   635
2008         10.88        0.30           0.16           --*,(2)      (0.30)            --          11.04      4.31           648
2007         10.89        0.30          (0.01)          --           (0.30)            --          10.88      2.68           612
2006         11.18        0.31          (0.29)          --           (0.31)            --          10.89      0.16           645
2005         11.15        0.32           0.03           --           (0.32)            --          11.18      3.12           652
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2009        $10.42       $0.32         $ 0.18          $--          $(0.32)        $(0.08)        $10.52      4.92%      $ 2,738
2008         10.30        0.34           0.17           --*,(2)      (0.34)         (0.05)         10.42      4.96         2,199
2007         10.30        0.34           0.03           --           (0.34)         (0.03)         10.30      3.63         2,002
2006         10.58        0.35          (0.28)          --           (0.35)            --          10.30      0.66         1,941
2005         10.48        0.33           0.10           --           (0.33)            --          10.58      4.15         1,170
CLASS C
2009        $10.41       $0.23         $ 0.19          $--          $(0.24)        $(0.08)        $10.51      4.15%      $ 1,768
2008         10.29        0.26           0.17           --*,(2)      (0.26)         (0.05)         10.41      4.19           620
2007         10.30        0.27           0.02           --           (0.27)         (0.03)         10.29      2.78           544
2006         10.57        0.27          (0.27)          --           (0.27)            --          10.30      0.05           790
2005         10.48        0.26           0.09           --           (0.26)            --          10.57      3.32           805

                                          RATIO        RATIO OF NET
                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
           RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
           EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
          TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
          NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)          RATE
          ----------   -----------    -----------   -----------------   ---------
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2009         0.85%         3.42%         0.90%            3.37%            18%
2008         0.82          3.64          0.97             3.49             33
2007         0.82          3.58          0.97             3.43             56
2006         0.86          3.64          1.01             3.49             49
2005         0.86          3.60          1.01             3.45              9
CLASS C
2009         1.51%         2.21%         1.55%            2.17%            18%
2008         1.56          2.90          1.71             2.75             33
2007         1.55          2.85          1.70             2.70             56
2006         1.56          2.94          1.71             2.79             49
2005         1.56          2.90          1.71             2.75              9
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2009         0.88%         3.60%         0.93%            3.55%             6%
2008         0.85          3.82          1.00             3.67             42
2007         0.83          3.97          0.98             3.82             47
2006         0.86          4.17          1.01             4.02             28
2005         0.87          4.12          1.02             3.97              7
CLASS C
2009         1.61%         2.84%         1.66%            2.79%             6%
2008         1.59          3.08          1.74             2.93             42
2007         1.56          3.24          1.71             3.09             47
2006         1.56          3.47          1.71             3.32             28
2005         1.57          3.42          1.72             3.27              7
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS A
2009         0.82%         3.34%         0.87%            3.29%            11%
2008         0.80          3.49          0.95             3.34             18
2007         0.81          3.47          0.96             3.32             39
2006         0.85          3.48          1.00             3.33             39
2005         0.87          3.51          1.02             3.36             11
CLASS C
2009         1.54%         2.62%         1.59%            2.57%            11%
2008         1.53          2.76          1.68             2.61             18
2007         1.54          2.74          1.69             2.59             39
2006         1.55          2.78          1.70             2.63             39
2005         1.57          2.81          1.72             2.66             11
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
CLASS A
2009         0.85%         3.06%         0.90%            3.01%            17%
2008         0.82          3.23          0.97             3.08             25
2007         0.83          3.29          0.98             3.14             29
2006         0.87          3.34          1.02             3.19             52
2005         0.89          3.11          1.04             2.96             15
CLASS C
2009         1.58%         2.24%         1.61%            2.21%            17%
2008         1.56          2.49          1.71             2.34             25
2007         1.57          2.55          1.72             2.40             29
2006         1.57          2.64          1.72             2.49             52
2005         1.59          2.41          1.74             2.26             15

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                               INVESTMENT ADVISER

                            PNC Capital Advisors, LLC
                                Two Hopkins Plaza
                           Baltimore, Maryland 21201

                                  UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                      King of Prussia, Pennsylvania 19406

                                 LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

     The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

     PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

     "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

     We may collect nonpublic personal information about you from the following sources:

     - Information that you provide to us, such as on applications or other forms, or

     -    Information about your transactions with us

OUR SECURITY PROCEDURES

     To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

     PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

     PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

     We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

     We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                     NOTES

                                     NOTES

                                     NOTES

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
   Commercial Metals Company

JOHN R. MURPHY
CO-CHAIRMAN
Vice Chairman, National Geographic Society
Director:
   Omnicon Group, Inc.
   SirsiDynix

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid
Professor of Finance (Emeritus), Gatton
College of Business and Economics,
University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

DALE C. LAPORTE
LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General
   Counsel, Invacare Corporation
Director:
   Invacare Corporation

L. WHITE MATTHEWS, III
Retired; Chairman, Ceridian Corporation
Director:
   Matrixx Initiatives, Inc.
   Imation Corp.
   Constar International Inc.

EDWARD D. MILLER, JR.
   Dean and Chief Executive Officer,
   Johns Hopkins Medicine
Director:
   Bradmer Pharmaceuticals, Inc.
   Care Fusion

       PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                             (PNC(R) FUNDS LOGO)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:
By Internet:
pncfunds.com

BY TELEPHONE:
Call 1-800-622-FUND (3863)

BY MAIL:
PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act
registration number is 811-4416

(PNC(R) FUNDS LOGO)

PS-006-0210

                              PNC FUNDS PROSPECTUS
                                    I SHARES

                                                                OCTOBER 1, 2009,
                                                                AS AMENDED
                                                                FEBRUARY 8, 2010

                                                                    EQUITY FUNDS

                                                        Balanced Allocation Fund
                                                       International Equity Fund
                                                      Large Cap Core Equity Fund
                                                           Large Cap Growth Fund
                                                            Large Cap Value Fund
                                                              Mid Cap Value Fund
                                                Multi-Factor Small Cap Core Fund
                                              Multi-Factor Small Cap Growth Fund
                                               Multi-Factor Small Cap Value Fund
                                                              S&P 500 Index Fund
                                                             Small Cap Core Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                             (PNC(R) FUNDS LOGO)

INVESTMENT ADVISER

PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. PNC Funds also offers Class I Shares of PNC Fixed Income, Tax Exempt Bond and Money Market Funds in separate prospectuses. To obtain more information about PNC Funds, visit pncfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ...............................    1
EQUITY FUNDS
   PNC BALANCED ALLOCATION FUND ...........................................    2
   PNC INTERNATIONAL EQUITY FUND ..........................................    4
   PNC LARGE CAP CORE EQUITY FUND .........................................    6
   PNC LARGE CAP GROWTH FUND ..............................................    7
   PNC LARGE CAP VALUE FUND ...............................................    8
   PNC MID CAP VALUE FUND .................................................    9
   PNC MULTI-FACTOR SMALL CAP CORE FUND ...................................   10
   PNC MULTI-FACTOR SMALL CAP GROWTH FUND .................................   11
   PNC MULTI-FACTOR SMALL CAP VALUE FUND ..................................   13
   PNC S&P 500 INDEX FUND .................................................   14
   PNC SMALL CAP CORE FUND ................................................   15
MORE INFORMATION ABOUT PRINCIPAL RISKS ....................................   21
INVESTMENT ADVISER, SUB-ADVISERS AND INVESTMENT TEAMS .....................   25
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ..........................   35
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .......................   41
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................   43
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................   46
FINANCIAL HIGHLIGHTS ......................................................   48

RISK/RETURN INFORMATION
COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of each Fund may be changed at any time without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. GE Asset Management Incorporated, a wholly-owned subsidiary of General Electric Company ("GEAM" or the "Sub-Adviser") and Polaris Capital Management, LLC ("Polaris" or the "Sub-Adviser", and together with GEAM, the "Sub-Advisers") serve as sub-advisers to a portion of the assets of the PNC International Equity Fund. The Adviser, with the assistance of GEAM and Polaris in the case of the PNC International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

EQUITY FUNDS

PNC BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY

Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS

Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk, derivatives risk, prepayment/extension risk

TICKER SYMBOL

PBLIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 20% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund may also invest in the common stock of small cap companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO")) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as a part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDER YEAR TOTAL RETURNS

                                  (BAR CHART)

1999    15.27%
2000     1.66%
2001    -6.85%
2002   -13.69%
2003    22.26%
2004     7.66%
2005     5.68%
2006    12.15%
2007     7.90%
2008   -27.24%

Best Quarter     16.09%(12/31/99)
Worst Quarter   -13.39%(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 4.71%.

                                                                    EQUITY FUNDS

                                                    PNC BALANCED ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2008)

CLASS I SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Balanced Allocation Fund
   Returns Before Taxes                      -27.24%    0.03%     1.44%
   Returns After Taxes on Distributions(1)   -27.76%   -0.76%     0.25%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -17.45%   -0.11%     0.73%
Barclays U.S. Aggregate
Bond Index(2)
(reflects no deduction for
   fees, expenses or taxes)                    5.24%    4.65%     5.63%
S&P 500(R) Index(3)
   (reflects no deduction for
   fees, expenses or taxes)                  -37.00%   -2.19%    -1.38%
Balanced Allocation Hybrid
Benchmark Index(4)
   (reflects no deduction for
   fees, expenses or taxes)                  -22.06%    0.71%     1.68%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. THE BARCLAYS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(4) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500(R) INDEX AND 40% BARCLAYS U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of foreign issuers

PRINCIPAL RISKS

Market risk, foreign risk, multi-national companies risk, country risk, derivatives risk, active trading risk

SUB-ADVISERS

Polaris and GEAM

TICKER SYMBOL

PIUIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in foreign equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in all capitalization size common stocks.

The Adviser has delegated to Polaris and GEAM the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component"), value strategy ("International Value Component") and a core strategy ("International Core Component"). The Adviser manages the International Growth Component. Polaris and GEAM furnish investment advisory services to the International Value Component and International Core Component, respectively. The Adviser monitors the performance of Polaris and GEAM and, at any point, the Adviser could change the allocation of the Fund's assets between itself, Polaris and GEAM on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris and GEAM or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks for inclusion in the Fund's portfolio.

GEAM's investment philosophy is to invest in companies that it believes are not fairly valued and whose price-to-cash earnings ratios are low relative to calculated long-term growth rates. GEAM employs a fundamental investment decision-making process that is disciplined and research driven with bottom-up stock selection. GEAM utilizes a multi-portfolio manager approach whereby each portfolio manager will manage a separate sleeve of the portion of the Fund's portfolio that is assigned by PNC Capital Advisors, LLC to GEAM. GEAM selects stocks to buy and sell by combining fundamental analysis with quantitative analysis that utilizes a proprietary ranking system.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index in a

                                                                    EQUITY FUNDS

                                                   PNC INTERNATIONAL EQUITY FUND

more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOATL RETURNS

                                  (BAR CHART)

1999    50.13%
2000   -16.89%
2001   -25.42%
2002   -18.86%
2003    33.21%
2004    16.76%
2005    11.25%
2006    28.98%
2007    12.83%
2008   -46.97%

Best Quarter     36.24%   (12/31/99)
Worst Quarter   -23.52%   (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 17.12%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC International Equity Fund
   Returns Before Taxes                      -46.97%   -0.035    -0.08%
   Returns After Taxes on Distributions(1)   -46.97%   -0.03%    -0.22%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -30.12%    0.22%     0.07%
MSCI EAFE Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -43.38%    1.66%     0.80%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

PLEIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500(R) Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, quantitative and technical factors to help identify appropriate investments for the Fund. The Adviser's quantitative analysis narrows the investment universe focusing on earnings growth, earnings surprise, price momentum, stability of earnings and valuation factors. Fundamental analysis is done to identify a reward risk (high and low target) for every security in the portfolio, with a focus on identifying opportunities for earnings upside potential. The Adviser utilizes a disciplined sell process and may choose to sell a holding when it does not satisfy specific quantitative criteria, analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in domestic equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the S&P 500(R) Index. The market capitalization range of the S&P 500(R) Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the S&P 500(R) Index. As of August 31, 2009, market capitalizations of companies in the S&P 500(R) Index ranged from approximately $866.8 million to $332.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOATL RETURNS

                                  (BAR CHART)


1999    19.94%
2000     1.76%
2001   -14.25%
2002   -20.23%
2003    27.06%
2004     7.50%
2005     6.34%
2006    10.07%
2007     6.62%
2008   -41.79%

Best Quarter     13.73%   (6/30/03)
Worst Quarter   -25.68%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 5.89%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Large Cap Core Equity Fund
   Returns Before Taxes                      -41.79%   -4.83%    -1.87%
   Returns After Taxes on Distributions(1)   -41.97%   -5.53%    -2.65%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -26.92%   -3.86%    -1.50%
S&P 500(R) Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -37.00%   -2.19%    -1.38%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                       PNC LARGE CAP GROWTH FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

PEWIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of growth-oriented large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Adviser utilizes a disciplined sell process and may choose to sell a holding when it does not satisfy specific quantitative criteria, analysts project earnings below consensus or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Growth Index. The market capitalization range of the Russell 1000 Growth Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Growth Index. As of August 31, 2009, market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $276.1 million to $332.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOATL RETURNS

                                  (BAR CHART)

1999    22.98%
2000    -5.21%
2001   -16.31%
2002   -28.17%
2003    20.10%
2004     3.71%
2005     5.64%
2006     7.61%
2007    11.61%
2008   -42.86%

Best Quarter     18.10%   (12/31/99)
Worst Quarter   -25.25%   (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 4.75%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Large Cap Growth Fund
   Returns Before Taxes                      -42.86%   -5.55%     -4.48%
   Returns After Taxes on Distributions(1)   -42.88%   -6.26%     -4.98%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -27.83%   -4.34%     -3.54%
Russell 1000 Growth Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -38.44%   -3.42%     -4.27%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

PLIVX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of publicly traded U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Value Index. The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Value Index. As of August 31, 2009, market capitalizations of companies in the Russell 1000 Value Index ranged from approximately $276.1 million to $332.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOATL RETURNS

                                  (BAR CHART)

1999    -0.13%
2000    11.62%
2001    -3.79%
2002   -15.04%
2003    27.18%
2004    13.32%
2005     9.96%
2006    21.02%
2007     1.93%
2008   -36.23%

Best Quarter     15.45%   (6/30/03)
Worst Quarter   -21.03%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 0.47%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Large Cap Value Fund
   Returns Before Taxes                      -36.23%   -0.40%     1.28%
   Returns After Taxes on Distributions(1)   -36.57%   -1.74%     0.05%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -23.06%   -0.11%     0.94%
Russell 1000 Value Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -36.85%   -0.79%     1.36%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                          PNC MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of mid cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

PMVIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in value-oriented common stocks of U.S. mid cap companies. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally sells securities upon market realization of a company's intrinsic value.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Value Index. As of August 31, 2009, market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $276.1 million to $12.3 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

2003    34.79%
2004    21.47%
2005    15.44%
2006    20.55%
2007     0.79%
2008   -39.68%

Best Quarter     17.08%   (6/30/03)
Worst Quarter   -23.71%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 6.71%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                                  SINCE      DATE OF
CLASS I SHARES                               1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                               ------   -------   ---------   ---------
PNC Mid Cap Value Fund                                                        7/1/02
   Returns Before Taxes                      -39.68%    0.55%     3.74%
   Returns After Taxes on Distributions(1)   -39.73%   -1.14%     2.27%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -25.72%    0.27%     2.99%
Russell Midcap Value Index(2)
   (reflects no deduction for                                                 Since
   fees, expenses or taxes)                  -38.44%    0.33%     3.27%      6/30/02

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC MULTI-FACTOR SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in securities of small cap companies

PRINCIPAL RISKS

Active trading risk, market risk, small companies risk

TICKER SYMBOL

PLOIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. In selecting securities, the Adviser integrates both growth and valuation considerations. The Adviser focuses on companies that appear to have potential for above-average earnings, sales and asset value growth. Additionally, the Adviser buys those securities it considers to be attractively valued relative to the securities of comparable companies. The Adviser assesses a company's growth prospects and relative valuation by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. The Fund also utilizes an active trading approach.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $15.9 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.


                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

2006    16.37%
2007    -2.34%
2008   -36.08%

Best Quarter     13.91%   (3/31/06)
Worst Quarter   -23.48%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was -2.06%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                        SINCE      DATE OF
CLASS I SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Multi-Factor Small Cap Core Fund                               9/29/05
   Returns Before Taxes                      -36.08%    -8.78%
   Returns After Taxes on Distributions(1)   -36.08%    -8.88%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -23.45%    -7.35%
Russell 2000 Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -34.80%    -8.55%     9/30/05

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS COMPRISED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                        PNC MULTI - FACTOR SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in securities of small cap companies with prospects for accelerated earnings or revenue growth

PRINCIPAL RISKS

Market risk, small companies risk, IPO risk, active trading risk

TICKER SYMBOL

PLTIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Growth Index). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of small cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $15.9 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

2006      7.53%
2007     10.63%
2008    -36.95%

Best Quarter     11.70%   (3/31/06)
Worst Quarter   -24.59%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was -1.48%.

EQUITY FUNDS

PNC MULTI - FACTOR SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                        SINCE      DATE OF
CLASS I SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Multi-Factor Small Cap Growth Fund                             9/29/05
   Returns Before Taxes                      -36.95%   -8.21%
   Returns After Taxes on Distributions(1)   -36.95%   -8.28%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -24.02%   -6.84%
                                             ------    -----
Russell 2000 Growth Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -38.96%   -8.71%      9/30/05
                                             ------    -----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 18 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                        PNC MULTI - FACTOR SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

PMUIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e., companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $53.8 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

Performance information prior to November 30, 2005 represents performance of the PNC Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the PNC Multi-Factor Small Cap Value Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999     7.91%
2000    33.60%
2001    17.32%
2002   -10.56%
2003    38.98%
2004    21.62%
2005    -1.16%
2006    13.30%
2007   -13.27%
2008   -29.36%

Best Quarter     19.26%  (12/31/01)
Worst Quarter   -22.14%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was -9.51%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                               1 YEAR   5 YEARS   10 YEARS
--------------                               ------   -------   --------
PNC Multi-Factor Small Cap Value Fund
   Returns Before Taxes                      -29.36%   -3.55%     5.78%
   Returns After Taxes on Distributions(1)   -29.36%   -5.92%     3.69%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -19.08%   -2.98%     4.61%
                                              -----     ----      ----
Russell 2000 Value Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -30.61%   -1.66%     3.88%
                                              -----     ----      ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS

PNC S&P 500 INDEX FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

To approximate, before Fund expenses, the investment results of the S&P 500(R) Index

PRINCIPAL INVESTMENT STRATEGY

Investing in stocks that comprise the S&P 500(R) Index

PRINCIPAL RISKS

Market risk, tracking error risk, derivatives risk

TICKER SYMBOL

PSXIX

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500(R) Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets are invested in stocks included in the S&P 500(R) Index in approximately the same relative proportion as those stocks are held in the S&P 500(R) Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500(R) Index. The Adviser may invest in S&P 500(R) Index futures in addition to or in place of S&P 500(R) Index stocks to attempt to equal the performance of the S&P 500(R) Index when futures are less expensive than actual stocks. The value of S&P 500(R) Index futures closely tracks changes in the value of the S&P 500(R) Index. The Fund may also invest in other S&P 500(R) Index derivatives with economic characteristics similar to the common stocks in the S&P 500(R) Index. Under normal circumstances, investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may purchase a security that is scheduled to be included in the S&P 500(R) Index prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500(R) Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500(R) Index with the goal of adding small incremental performance relative to the S&P 500(R) Index. Stocks that are held in very small proportions in the S&P 500(R) Index may be excluded from the Fund or held short if they are expected to underperform.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999    20.61%
2000    -9.20%
2001   -12.22%
2002   -22.33%
2003    28.05%
2004    10.65%
2005     4.51%
2006    15.45%
2007     5.26%
2008   -37.18%

Best Quarter     15.30%   (6/30/03)
Worst Quarter   -21.97%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 3.12%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                               1 YEAR    5 YEARS   10 YEARS
--------------                               ------    -------   --------
PNC S&P 500 Index Fund
   Returns Before Taxes                      -37.18%    -2.46%    -1.68%
   Returns After Taxes on Distributions(1)   -37.46%    -2.95%    -2.14%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -23.71%    -1.92%    -1.44%
                                              -----      ----      ----
S&P 500(R) Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                  -37.00%    -2.19%    -1.38%
                                              -----      ----      ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY PNC CAPITAL ADVISORS, LLC. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                         PNC SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

PPCIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of publicly traded small cap U.S. equity securities that possess both value and growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R))(1). CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are cash flow related impacts to an earnings warning, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies.

The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2009, market capitalizations of companies in the Russell 2000 Index ranged from approximately $15.9 million to $2.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 21, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 43.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual return compares with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

2005     3.70%
2006    11.45%
2007     0.30%
2008   -37.10%

Best Quarter     12.44%   (3/31/06)
Worst Quarter   -25.41%  (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 5.83%.

(1)  CFROI IS A REGISTERED TRADEMARK OF CSFB HOLT.

EQUITY FUNDS

PNC SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                        SINCE      DATE OF
CLASS I SHARES                               1 YEAR   INCEPTION   INCEPTION
--------------                               ------   ---------   ---------
PNC Small Cap Core Fund                                            4/2/04
   Returns Before Taxes                      -37.10%    -4.38%
   Returns After Taxes on Distributions(1)   -37.12%    -4.78%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)             -24.10%    -3.57%
                                              -----      ----
Russell 2000 Index(2)
   (reflects no deduction for                                       Since
   fees, expenses or taxes)                  -34.80%    -3.46%     3/31/04
                                              -----      ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 19 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS

                                                          FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 BALANCED    INTERNATIONAL    LARGE CAP     LARGE CAP
                                                ALLOCATION       EQUITY      CORE EQUITY      GROWTH
                                                   FUND           FUND           FUND          FUND
                                                ----------   -------------   -----------    ---------
Maximum Sales Charge (Load)
   Imposed on Purchases (as a percentage of
      offering price)                              None          None           None           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)            None          None           None           None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and Other
      Distributions (as a percentage of
         offering price)                           None          None           None           None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                        None          None           None           None
      Exchange Fee                                 None          None           None           None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                           0.75%         1.00%(1,2)     0.75%*,(3)     0.75%*,(3)
Distribution (12b-1) Fees(4)                       None          None           None           None
Other Expenses                                     0.23%         0.23%          0.77%(7)       0.35%(7)
Acquired Fund Fees and Expenses                    0.05%(5)      0.01%(5)        N/A            N/A
                                                   ----          ----           ----           ----
Total Annual Fund
Operating Expenses(4)                              1.03%         1.24%(2)       1.52%*,(7)     1.10%*,(7)
                                                   ----          ----           ----           ----

SEE PAGE 19 FOR ALL OTHER FOOTNOTES

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING "TOTAL ANNUAL FUND OPERATING EXPENSES" TO THE AMOUNTS SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                        LARGE CAP    LARGE CAP
                                       CORE EQUITY    GROWTH
                                          FUND         FUND
                                       -----------   ---------
Investment Advisory Fees                  0.17%        0.63%
                                          ----         ----
Total Annual Fund Operating Expenses      0.94%        0.98%
                                          ----         ----

EQUITY FUNDS

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          MULTI-FACTOR
                                                   LARGE CAP   MID CAP      SMALL CAP    MULTI-FACTOR
                                                     VALUE      VALUE         CORE         SMALL CAP
                                                      FUND       FUND         FUND        GROWTH FUND
                                                   ---------   -------    ------------   ------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                None       None         None           None
Maximum Deferred Sales Charge (Load) (as a
   percentage of net asset value)                     None       None         None           None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and Other Distributions
   (as a percentage of offering price)                None       None         None           None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                           None       None         None           None
Exchange Fee                                          None       None         None           None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                              0.75%(3)   0.75%(2)     1.00%*,(3)     1.00%*,(3)
Distribution (12b-1) Fees(4)                          None       None         None           None
Other Expenses                                        0.16%      0.30%(6)     0.27%(6)       0.78%(7)
Acquired Fund Fees and Expenses                        N/A        N/A          N/A           0.01%(5)
                                                      ----       ----         ----           ----
Total Annual Fund Operating Expenses(4)               0.91%      1.05%(2)     1.27%*         1.79%*,(7)
                                                      ----       ----         ----           ----

SEE PAGE 19 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING "TOTAL ANNUAL FUND OPERATING EXPENSES" TO THE AMOUNT SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                       MULTI-FACTOR
                                         SMALL CAP    MULTI-FACTOR
                                           CORE        SMALL CAP
                                           FUND        GROWTH FUND
                                       ------------   ------------
Investment Advisory Fees                   0.68%          0.17%
                                           ----           ----
Total Annual Fund Operating Expenses       0.95%          0.96%
                                           ----           ----

                                                                    EQUITY FUNDS

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MULTI-FACTOR                  SMALL CAP
                                                      SMALL CAP       S&P 500        CORE
                                                     VALUE FUND     INDEX FUND       FUND
                                                    ------------    ----------     --------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                   None           None         None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                  None           None         None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and Other Distributions (as a
   percentage of offering price)                         None           None         None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                              None           None         None
Exchange Fee                                             None           None         None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                                 1.00%*,(3)     0.13%(2,3)   1.00%(3)
Distribution (12b-1) Fees(4)                             None           None         None
Other Expenses                                           0.65%6,(7)     0.22%        0.17%(6)
Acquired Fund Fees and Expenses                           N/A            N/A          N/A
                                                         ----           ----         ----
Total Annual Fund Operating Expenses(4)                  1.65%*,(7)     0.35%(2)     1.17%
                                                         ----           ----         ----

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING "TOTAL ANNUAL FUND OPERATING EXPENSES" TO THE AMOUNT SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                       MULTI-FACTOR
                                        SMALL CAP
                                        VALUE FUND
                                       ------------
Investment Advisory Fees                  0.60%
                                          ----
Total Annual Fund Operating Expenses      1.25%
                                          ----

(1) From its advisory fee, the Adviser pays a sub-advisory fee to GEAM and Polaris based on the portion of assets of the Fund allocated to GEAM and Polaris as follows:

                  GEAM                                    POLARIS
----------------------------------------   -------------------------------------
0.55% of the first $50 million of assets      0.35% of the first $125 million
    managed, 0.50% of assets managed            of assets managed, 0.40% of
 between $50 million and $100 million,      assets managed between $125 million
    0.45% of assets managed between             and $200 million and 0.50%
     $100 million and $150 million         of assets managed over $200 million.
      and 0.40% of assets managed
           over $150 million.

(2) For the International Equity and Mid Cap Value Funds, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008. For the S&P 500 Index Fund, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2009.

(3) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Core Funds. The advisory fee is reduced to 0.70% on assets of $1 billion or more, but less than $1.5 billion and to 0.65% on assets of $1.5 billion and over for the Large Cap Core Equity, Large Cap Growth and Large Cap Value Funds. The advisory fee is 0.15% on assets of less than $50 million, and is reduced to 0.10% on assets of $50 million or more, but less than $150 million and to 0.075% on assets of $150 million and over for the S&P 500 Index Fund.

(4) "Distribution (12b-1) Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect that, effective June 18, 2009, the Distribution (12b-1) Plan for Class I Shares has been terminated.

(5) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(6) "Other Expenses" for the Mid Cap Value, Multi-Factor Small Cap Core, Multi-Factor Small Cap Value and Small Cap Core Funds include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(7) "Other Expenses" and "Total Annual Fund Operating Expenses" for the Large Cap Core Equity, Large Cap Growth, Multi-Factor Small Cap Growth and Multi-Factor Small Cap Value Funds have been restated to reflect current fees and expenses.

For more information about these fees, see "Investment Adviser, Sub-Advisers and Investment Teams".

EQUITY FUNDS

EXAMPLES

These Examples are intended to help you compare the cost of investing in PNC Equity Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
BALANCED ALLOCATION FUND              $105      $328      $569      $1,259
INTERNATIONAL EQUITY FUND             $126      $393      $681      $1,500
LARGE CAP CORE EQUITY FUND            $155      $480      $829      $1,813
LARGE CAP GROWTH FUND                 $112      $350      $606      $1,340
LARGE CAP VALUE FUND                  $ 93      $290      $504      $1,120
MID CAP VALUE FUND                    $107      $334      $579      $1,283
MULTI-FACTOR SMALL CAP CORE FUND      $129      $403      $697      $1,534
MULTI-FACTOR SMALL CAP GROWTH FUND    $182      $563      $970      $2,105
MULTI-FACTOR SMALL CAP VALUE FUND     $168      $520      $897      $1,955
S&P 500 INDEX FUND                    $ 36      $113      $197      $  443
SMALL CAP CORE FUND                   $119      $372      $644      $1,420

MORE INFORMATION ABOUT PRINCIPAL RISKS


                                     Active                                                     Interest
                                    Trading  Allocation  Country  Credit  Derivatives  Foreign    Rate
                                     Risk       Risk      Risk     Risk      Risk        Risk     Risk
                                    -------  ----------  -------  ------  -----------  -------  --------
EQUITY FUNDS
Balanced Allocation Fund               X          X                  X         X          X         X
International Equity Fund              X                    X                  X          X
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Value Fund
Multi-Factor Small Cap Core Fund       X
Multi-Factor Small Cap Growth Fund     X
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund                                                             X
Small Cap Core Fund


                                                    Multi-      Pre-
                                                   National   Payment/    Small    Tracking
                                    IPO   Market  Companies  Extension  Companies    Error
                                    Risk   Risk      Risk       Risk       Risk      Risk
                                    ----  ------  ---------  ---------  ---------  --------
EQUITY FUNDS
Balanced Allocation Fund                     X                   X          X
International Equity Fund                    X        X
Large Cap Core Equity Fund                   X
Large Cap Growth Fund                        X
Large Cap Value Fund                         X
Mid Cap Value Fund                           X
Multi-Factor Small Cap Core Fund             X                              X
Multi-Factor Small Cap Growth Fund    X      X                              X
Multi-Factor Small Cap Value Fund            X                              X
S&P 500 Index Fund                           X                                         X
Small Cap Core Fund                          X                              X

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

ALLOCATION RISK. The Balanced Allocation Fund is subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

DERIVATIVES RISK. Derivative instruments include options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to a Fund.

If a Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Developing market countries are countries that the MSCI EAFE Index or the United Nations classifies as emerging or developing. Developing markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Developing market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of a developing market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. For the Balanced Allocation Fund, an investment in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that the Fund's yield will decline due to falling interest rates and the market prices of the Fund's fixed income investments may decline due to an increase in market interest rates.

IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

MARKET RISK. Market risk is the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Each Fund is also subject to the risk that its primary market segment defined in the Fund's Principal Investment Strategy may underperform other market segments or the markets as a whole.

MARKET RISK OF BALANCED ALLOCATION FUND. The Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market Risk" above. The value of your investment in the Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income market or the fixed income or equity markets as a whole.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Balanced Allocation Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

TRACKING ERROR RISK. The S&P 500 Index Fund's ability to replicate the performance of the S&P 500(R) Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 43.

INVESTMENT ADVISER,

SUB-ADVISERS AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital managed approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) Allegiant Asset Management received for each Fund for the fiscal year ended May 31, 2009:

                                                                                                ADVISORY FEES PAID AS
                                                                                               A PERCENTAGE OF AVERAGE
                                                                                           NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                              MANAGEMENT TEAM                           ENDED MAY 31, 2009
---------                            ---------------------------------------------------   ------------------------------
Balanced Allocation Fund                     Balanced Allocation Management Team                        0.75%
International Equity Fund              International Equity Investment Management Team,                 1.00%
                                         Polaris (sub-adviser) and GEAM (sub-adviser)
Large Cap Core Equity Fund           Large Core/Growth Equity Investment Management Team                0.75%
Large Cap Growth Fund                Large Core/Growth Equity Investment Management Team                0.75%
Large Cap Value Fund                  Large Cap Value Equity Investment Management Team                 0.75%
Mid Cap Value Fund                     Mid Cap Value Equity Investment Management Team                  0.75%
Multi-Factor Small Cap Core Fund         Structured Equity Investment Management Team                   0.65%
Multi-Factor Small Cap Growth Fund       Structured Equity Investment Management Team                   0.09%
Multi-Factor Small Cap Value Fund        Structured Equity Investment Management Team                   1.00%
S&P 500 Index Fund                          Quantitative Analysis Management Team                       0.20%
Small Cap Core Fund                    Small Cap Core Equity Investment Management Team                 1.00%

A discussion regarding the basis for the Board's approval of the interim and new investment advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2009.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits PNC Funds, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, PNC Funds has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. PNC Funds may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Currently, the PNC International Equity Fund operates under the Manager of Managers Structure. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

SUB-ADVISERS

GEAM, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. GEAM's principal office is located at 3001 Summer

Street, P.O. Box 7900, Stamord, Connecticut 06904. GEAM is a wholly-owned subsidiary of General Electric Company ("GE"). GE's principal office is located at 3135 Easton Turnpike, Fairfield, Connecticut 06828. As of December 31, 2009, GEAM managed approximately $117.8 billion in assets.

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of December 31, 2009, Polaris managed over $2.9 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

GEAM and Polaris serve as Sub-Advisers to a portion of the assets of the International Equity Fund. For its services, GEAM receives sub-advisory fees from the Adviser at the annual rate of 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million, and 0.40% of assets managed over $150 million. For its services, Polaris receives sub-advisory fees from the Adviser at the annual rate of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS

               GROSS ANNUAL    NET ANNUAL
                PERFORMANCE     COMPOSITE    MSCI     NUMBER    COMPOSITE DISPERSION      U.S.      TOTAL FIRM
 YEAR (AS OF     COMPOSITE    PERFORMANCE    EAFE       OF        HIGH        LOW        DOLLARS      ASSETS
DECEMBER 31)    RESULTS (%)   RESULTS (%)     (%)    ACCOUNTS      (%)        (%)      (MILLIONS)   (MILLIONS)
------------   ------------   -----------   ------   --------   --------   ---------   ----------   ----------
    2008          (50.19)       (50.57)     (43.06)     22       (48.63)    (52.90)     $  675.9     $1,845.8
    2007            1.25          0.62       11.63      26         4.65      (1.38)      1,444.1      4,288.1
    2006           34.17         33.39       26.86      26         36.3       33.3         1,200      2,617.2
    2005           16.83         15.86       14.02      17         19.9       15.2         594.4      1,260.9
    2004           29.61         28.51       20.70       9         30.7       22.6         139.6        484.6
    2003           53.63         52.29       39.17       6         55.4       36.8          52.0        237.2
    2002            6.27          5.27      (15.66)      5         10.1        6.0          32.1        174.4
    2001           (0.29)        (1.17)     (21.21)      5          0.8       (3.6)         29.7        113.7
    2000           (5.26)        (5.72)     (13.96)      5         (2.5)      (6.8)         23.2         87.9
    1999           21.52         21.26       27.30       7         39.6        7.4          26.6         92.7
    1998           (5.88)        (6.45)      20.33       8         (3.2)     (11.5)         24.1         84.8
    1997           10.93          9.86        2.06       7         14.3        7.3           7.1         52.9
    1996           24.00         22.79        6.36       5         26.2       23.0           4.1         31.0
    1995           19.01         17.86       11.85       3         20.9       14.3           1.2         17.8
    1994            0.50         (0.17)       8.15       5          1.7       (2.4)          3.9           --
    1993           26.69         25.89       33.29       5         28.2       22.9           3.9           --
    1992            6.39          5.71      (11.36)      5          9.4        3.4           3.1           --
    1991            5.81          5.15       13.01       5         12.2        4.0           2.8           --
    1990           (4.57)        (5.54)     (22.77)      5         (1.5)      (4.8)          2.6           --
    1989           25.77         24.56       10.93       4         31.1       20.4           0.8           --
    1988           16.00         14.87       28.90       4         20.7       11.3           0.6           --
    1987            1.44          0.46       24.53       4         10.0        0.4           0.5           --
    1986           49.23         47.77       69.76       1         57.0       47.6           0.5           --
    1985           33.53         32.22       56.79       2         33.0       33.0           0.3           --
    1984            6.36          5.83        5.89       2                                   0.2           --

ANNUALIZED RETURNS (AS OF JUNE 30, 2009)

                                     POLARIS INTERNATIONAL
                                        EQUITY COMPOSITE     MSCI EAFE
                                     ---------------------   ---------
1 Year                                      -31.69%           -30.96%
5 Years                                       2.54%             2.79%
10 Years                                      7.44%             1.56%
Since Inception (date of inception
   10/1984)                                  11.39%             9.60%

NOTES:

1.   Polaris is a registered investment adviser.

2. Polaris has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards.

3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Polaris at adviserinfo@polariscapital.com.

6. The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees. The annual composite dispersion presented is an asset-weighted and equal-weighted standard deviation calculated for the accounts in the composite the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return. Additional information regarding the policies for calculating and reporting returns is available upon request.

7. The investment management fee schedule for the composite is 1% on the first $25 million in assets; 0.75% on the next $25 million; 0.60% on the next $1 billion; 0.55% on the next $2 billion, and 0.50% on the remainder. Actual investment advisory fees incurred by clients may vary.

8. The International Equity Composite was created April 1, 1995. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm performed an examination of this track record; an Independent Verifier's Report is available upon request. Polaris Capital Management, LLC's compliance with the GIPS standards has been verified for the period April 1, 1995 through December 31, 2008 by an independent firm. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984. A copy of the verification reports and complete list and description of composites is available upon request.

9. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

10. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

11. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

12.  Past performance is not indicative of future results.

PRIOR RELATED PERFORMANCE INFORMATION FOR THE LARGE CORE/GROWTH EQUITY INVESTMENT MANAGEMENT TEAM

The performance being presented is that of the Adviser and its predecessor firm. The Adviser claims compliance with the Global Investment Performance Standards (GIPS(R)). The Adviser is an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. ("PNC").

The senior team members of the investment team at the Adviser currently responsible for managing the Large Cap Core and Large Cap Growth investment management styles are Douglas Roman, CFA, CMT, Mark Batty, CFA and Ruairi O'Neill, CFA. These individuals have the primary responsibility for the day-to-day management of the PNC Large Cap Core Equity and PNC Large Cap Growth Funds. Messrs. Roman, Batty and O'Neill also manage separate accounts for the Adviser that have investment objectives, policies and strategies that are substantially similar to the PNC Large Cap Core Equity and PNC Large Cap Growth Funds.

The tables below prepared by the Adviser show the annual returns and performance record established by Messrs. Roman, Batty and O'Neill for the Large Cap Core and Large Cap Growth investment styles. These individuals fully implemented their current investment process for the large cap core investment style as of December 31, 2003, which is why the Adviser's performance in that style prior to that date is not presented. The investment strategies for both large cap core and large cap growth are materially similar to the investment styles being implemented at the Adviser. This performance record meets the portability requirements of the GIPS(R) standards, including the requirement that materially all of the key investment decision makers from the Adviser are employed at the Adviser, and the Adviser has access to all the books and records that support the performance history.

Please note that the performance results shown are those of the Adviser and not the investment results of the PNC Large Cap Core Equity Fund and PNC Large Cap Growth Fund. The results are not intended to predict or suggest the return to be experienced by the Funds or the return an individual investor might achieve by investing in the Funds.

The results of the PNC Large Cap Core Equity Fund and PNC Large Cap Growth Fund may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which were paid by clients directly. The overall expenses of PNC Bank's and the Adviser's client accounts were generally lower than those experienced by Fund shareholders and, therefore, the performance of the Funds would generally be lower. The Funds' results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Funds may not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the S&P 500 Index and the Russell 1000 Growth Index, both of which are unmanaged market indices. Investors cannot invest directly in the indices. The returns of both indices reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

PNC CAPITAL ADVISORS, INC. LARGE CAP CORE EQUITY NET COMPOSITE PERFORMANCE
RESULTS

         ANNUAL                                                           PERCENTAGE      TOTAL
 YEAR     TOTAL                 NUMBER      COMPOSITE   TOTAL ASSETS AT     OF FIRM       FIRM
(AS OF   RETURN    S&P 500        OF       DISPERSION    END OF PERIOD      ASSETS       ASSETS
12/31)     (%)    INDEX (%)   PORTFOLIOS       (%)         (MILLIONS)         (%)      (MILLIONS)
------   ------   ---------   ----------   ----------   ---------------   ----------   ----------
 2004      7.20      10.88         128         0.6            $547               *             *
 2005      6.39       4.91         114         1.2            $495               *             *
 2006     13.30      15.79         126         0.7            $486               *             *
 2007     12.41       5.49         132         0.7            $368               *             *
 2008    -34.06     -37.00       1,020         0.7            $516           3.91       $13,190

ANNUALIZED RETURNS (AS OF JUNE 30, 2009)

            PNC CAPITAL
          ADVISORS, INC.
          LARGE CAP CORE    S&P 500
         EQUITY COMPOSITE    INDEX
         ----------------   -------
1 Year        -24.67%       -26.21%
5 Year         -0.79%        -2.24%

* The Large Core/Growth Equity Investment Management Team was not a part of PNC Capital Advisors, Inc. prior to February 11, 2008.

NOTES:

Past performance is no guarantee of future results.

The composite performance for the Large Cap Core Equity style shown is the investment performance of the Adviser. The Adviser claims compliance with GIPS(R).

Performance shown is for a composite of accounts using the Large Cap Core Equity Composite ("Core Composite"), a large-cap U.S. model portfolio. The Core Composite contains fully discretionary actively managed core equity accounts. For comparison purposes the Core Composite is measured against the S&P 500 Index. The minimum account size for this composite is $100,000. Prior to December 31, 2007, the composite was named the PNC Advantage Core PortfolioSM and the minimum account size was $800,000. The Adviser provides investment advice with respect to equity and fixed income securities for a variety of clients, including institutional accounts and registered investment companies. At Allegiant Asset Management Company, the minimum account size for large cap core accounts is $2,000,000.

For GIPS(R), the Adviser includes:

1. Certain assets under management of PNC Bank that were previously attributed to assets of Mercantile-Safe Deposit and Trust Company ("MSD&T") and its subsidiary, Mercantile Capital Advisors, Inc. (now the Adviser). Effective September 14, 2007, MSD&T was merged into PNC Bank, and in conjunction with such merger, the Adviser became a subsidiary of PNC Bank. The Adviser commenced serving as sub-advisor to certain clients of PNC Bank and PNC Delaware Trust Company effective February 11, 2008.

2. Assets under management of PNC Municipal Investment Group ("PNC MIG"), formerly a part of PNC Bank, now a business unit of the Adviser.

3. Certain assets of PNC IIG, a part of PNC Bank, a major business unit of the Adviser. Investment management staff responsible for management of assets that were included in certain composites of PNC IIG transferred to the Adviser effective October 1, 2007. Accordingly, assets, and corresponding composites, for which those individuals were, and continue to be, responsible are now included under the Adviser. Additional information regarding the aforementioned events, as well as the policies and procedures for calculating and reporting returns, is available upon request. The Adviser claims compliance with GIPS(R). The Adviser maintains a complete list and description of the composites which is available upon request. Results are based on fully discretionary accounts under management, including those accounts no longer with the Adviser. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Prior to November 2004, settlement date valuation was used to calculate performance. Performance results are presented on a net basis and include the reinvestment of all income. The net results reflect the deduction of 0.74% for the period prior to January 1, 2008, 1.10% for the period January 1, 2008 through February 29, 2008 and 0.75% for the periods thereafter, representing the maximum advisory fees charged to client accounts during the representative periods in the Core Composite. The management fee schedule is as follows: 0.75% on the first $5 million, 0.60% on the next $10 million and 0.45% above $15 million. The actual fees paid by a client may vary based on assets under management and other factors. The annual standard deviation presented is an equal-weighted calculation of performance dispersion for accounts in the composite for the entire year.

Performance which may accompany this report prior to December 31, 2007 occurred while the portfolio management team was with the predecessor firm PNC IIG. All individuals who were responsible at PNC IIG for selecting the securities to buy and sell continued to hold the same responsibilities with the portfolio management at the Adviser. The Adviser maintains or has access to the records supporting this performance and will provide these records upon request.

PNC IIG's compliance with the GIPS(R) standards was verified for the period from January 1, 1994 through December 31, 2008 by an independent firm. In addition, a performance examination was conducted on the Core Composite beginning January 1, 1994.

The dispersion of annual returns for the Core Composite is measured by the standard deviation across equal-weighted portfolio returns represented within the composite for a full year.

This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

PNC CAPITAL ADVISORS, INC. LARGE CAP GROWTH NET COMPOSITE PERFORMANCE RESULTS

         ANNUAL                                                            PERCENTAGE      TOTAL
 YEAR     TOTAL     RUSSELL      NUMBER      COMPOSITE   TOTAL ASSETS AT     OF FIRM       FIRM
(AS OF   RETURN   1000 INDEX       OF       DISPERSION    END OF PERIOD      ASSETS       ASSETS
12/31)     (%)        (%)      PORTFOLIOS       (%)         (MILLIONS)         (%)      (MILLIONS)
------   ------   ----------   ----------   ----------   ---------------   ----------   ----------
 2005      7.28       5.26          13          0.6            $126               *             *
 2006      7.24       9.07          11          0.2            $ 92               *             *
 2007     19.63      11.81          24          0.2            $159               *             *
 2008    -38.53     -38.44         215          0.7            $132           1.00       $13,190

ANNUALIZED RETURNS (AS OF JUNE 30, 2009)

                       PNC CAPITAL
                     ADVISORS, INC.
                    LARGE CAP GROWTH   RUSSELL 1000
                        COMPOSITE      GROWTH INDEX
                    ----------------   ------------
1 Year                   -26.55%          -24.50%
5 Year                    -1.04%           -1.83%
Since Inception**         -1.03%           -1.20%

* The Large Core/Growth Equity Investment Management Team was not a part of PNC Capital Advisors, Inc. prior to February 11, 2008.

**   Inception Date: January 31, 2004

NOTES:

Past performance is no guarantee of future results.

The composite performance for the Large Cap Growth style shown is the investment performance of the Adviser. The Adviser claims compliance with GIPS(R).

Performance shown is for a composite of accounts using the Large Cap Growth Composite ("Growth Composite"), a large-cap U.S. model portfolio. The Growth Composite contains fully discretionary actively managed growth equity accounts. For comparison purposes the Growth Composite is measured against the Russell 1000 Growth Index. The minimum account size for the Adviser for this composite is $100,000. Prior to December 31, 2007, the Growth Composite was named the PNC Advantage Growth PortfolioSM and the minimum account size was $800,000. The minimum account size for large cap core accounts is $2,000,000.

The Adviser provides investment advice with respect to equity and fixed income securities for a variety of clients, including institutional accounts and registered investment companies.

For GIPS(R) purposes, the Adviser includes:

1. Certain assets under management of PNC Bank that were previously attributed to the assets of MSD&T and its subsidiary, Mercantile Capital Advisors, Inc. (now the Adviser). Effective September 14, 2007, MSD&T was merged into PNC Bank, and in conjunction with such merger, the Adviser became a subsidiary of PNC Bank. The Adviser commenced serving as sub-advisor to certain clients of PNC Bank and PNC Delaware Trust Company effective February 11, 2008.

2. Assets under management of PNC MIG, formerly a part of PNC Bank, now a business unit of the Adviser.

3. Certain assets of PNC IIG, a part of PNC Bank. Investment management staff responsible for management of assets that were included in certain composites of PNC IIG transferred to the Adviser effective October 1, 2007. Accordingly, assets, and corresponding composites, for which those individuals were, and continue to be, responsible are now included under the Adviser. Additional information regarding the aforementioned events, as well as the policies and procedures for calculating and reporting returns, is available upon request. The Adviser claims compliance with GIPS(R). The Adviser maintains a complete list and description of the composites which is available upon request. Results are based on fully discretionary accounts under management, including those accounts no longer with the Adviser. Past performance is not indicative of future results.

The U.S. Dollar is the currency used to express performance. Prior to November 2004, settlement date valuation was used to calculate performance. Performance results are presented on a net basis and include the reinvestment of all income. The net results reflect the deduction of 0.74% for the period prior to January 1, 2008, 1.10% for the period January 1, 2008 through February 29, 2008 and 0.75% for the periods thereafter, representing the maximum advisory fees charged to client accounts during the representative periods in the Growth Composite. The management fee schedule is as follows: 0.75% on the first $5 million, 0.60% on the next $10 million and 0.45% above $15 million. The actual fees paid by a client may vary based on assets under management and other factors. The annual standard deviation presented is an equal-weighted calculation of performance dispersion for accounts in the composite for the entire year.

Performance which may accompany this report prior to December 31, 2007 occurred while the portfolio management team was with the predecessor firm PNC IIG. All individuals who were responsible at PNC IIG for selecting the securities to buy and sell continued to hold the same responsibilities with the portfolio management at the Adviser. The Adviser maintains or has access to the records supporting this performance and will provide these records upon request.

PNC IIG's compliance with GIPS(R) standards was verified for the period from July 1, 2006 through December 31, 2008 by an independent firm. In addition, a performance examination was conducted on the Growth Composite beginning July 1, 2006.

The dispersion of annual return for the Growth Composite is measured by the standard deviation across equal-weighted portfolio returns represented within the composite for a full year.

This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

PORTFOLIO MANAGEMENT TEAMS

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

NAME                                                BUSINESS EXPERIENCE
----                                                -------------------
BALANCED ALLOCATION MANAGEMENT TEAM

Edward A. Johnson, CFA                              Mr. Johnson is responsible for portfolio management and research for the large
Portfolio Manager                                   cap value portion of the Balanced Allocation Fund.
Years with the Adviser: 5
Industry experience: 12 years                       Prior to joining the Adviser in 2004, Mr. Johnson was a founding member of
                                                    Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston. He had been with Volaris since 2000.

Gordon A. Johnson                                   Mr. Johnson is responsible for portfolio management and equity research of the
Managing Director                                   Balanced Allocation Fund.
Years with the Adviser: 6
Industry experience: 24 years                       Prior to joining the Adviser on December 31, 2005, Mr. Johnson was the President
                                                    and Chief Investment Officer of Allegiant Investment Counselors Inc., the former sub-adviser to the Small Cap Core Fund, since 1985.

Mark G. McGlone                                     Mr. McGlone is responsible for portfolio management and fixed income research
Managing Director                                   of the Balanced Allocation Fund.
Years with the Adviser: 28
Industry experience: 28 years                       Mr. McGlone joined the Adviser in 1981.

Hitesh C. Patel, PhD                                Mr. Patel is responsible for the portfolio management and equity research for
Managing Director                                   the structured equity small cap core portion of the Balanced Allocation Fund.
Years with the Adviser: 4
Industry experience: 15 years                       Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                    Quantitative Research at Harris Investment Management, Inc. ("HIM"). Mr. Patel
                                                    had been with HIM since 1998.

Douglas Roman, CFA, CMT                             Mr. Roman is responsible for portfolio management and research for the large
Managing Director                                   cap growth portion of the Balanced Allocation Fund.
Years with the Adviser: 7
Industry experience: 22 years                       Prior to joining the Adviser in 2002, Mr. Roman worked for Penn Street Advisors,
                                                    Inc., the Penn Street Funds, The Vanguard Group, Rittenhouse Financial Services
                                                    and CoreStates Investment Advisors.

Martin C. Schulz, J.D.                              Mr. Schulz is responsible for portfolio management and research for the
Managing Director                                   international portion of the Balanced Allocation Fund.
Years with the Adviser: 12
Industry experience: 14 years                       Mr. Schulz has been with the Adviser since 1997.

D. Andrew Shipman, CFA                              Mr. Shipman is responsible for portfolio management and research for the large
Portfolio Manager                                   cap value portion of the Balanced Allocation Fund.
Years with the Adviser: 4
Industry experience: 16 years                       Prior to joining the Adviser in 2005, Mr. Shipman served as an Associate
                                                    Partner/Portfolio Manager at INVESCO NAM Institutional (N.A.), Inc. since 2001.

INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, GEAM (SUB-ADVISER) AND POLARIS (SUB-ADVISER)

Martin C. Schulz, J.D.                              Mr. Schulz is responsible for the day-to-day management of the International
Managing Director                                   Growth Component of the International Equity Fund.
Years with the Adviser: 12

Industry experience: 14 years                       Mr. Schulz has been with the Adviser since 1997.

NAME                                                BUSINESS EXPERIENCE
----                                                -------------------
INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, GEAM (SUB-ADVISER) AND POLARIS (SUB-ADVISER) (CONTINUED)

Ralph R. Layman, CFA                                Mr. Layman is the lead portfolio manager for the International Core Component
President and Chief Investment Officer, GEAM        of the International Equity Fund's portfolio.
Years with GEAM: 18
Industry experience: 30 years                       Mr. Layman joined GEAM in 1991.

Brian Hopkinson, AIA                                Mr. Hopkinson is a co-portfolio manager for the International Core Component
Senior Vice President, GEAM                         of the International Equity Fund's portfolio.
Years with GEAM: 13
Industry experience: 31 years                       Mr. Hopkinson joined GEAM in 1996.

Michael J. Solecki, CFA                             Mr. Solecki is a co-portfolio manager for the International Core Component
Co-Chief Investment Officer, GEAM                   of the International Equity Fund's portfolio.
Years with GEAM: 19
Industry experience: 22 years                       Mr. Solecki joined GEAM in 1990.

Jonathan L. Passmore                                Mr. Passmore is a co-portfolio manager for the International Core Component
Senior Vice President, GEAM                         of the International Equity Fund's portfolio.
Years with GEAM: 8
Industry experience: 34 years                       Mr. Passmore joined GEAM in 2001.

Paul Nestro, CFA                                    Mr. Nestro is a co-portfolio manager for the International Core Component
Senior Vice President, GEAM                         of the International Equity Fund's portfolio.
Years with GEAM: 16
Industry experience: 16 years                       Mr. Nestro joined GEAM in 1993.

Bernard R. Horn, Jr.                                Mr. Horn is responsible for the day-to-day management of the International
President and Chief Investment Officer, Polaris     Value Component of the International Equity Fund.
Years with Polaris: 15
Industry experience: 29 years                       Mr. Horn founded Polaris, sub-adviser of the Fund, in 1995.

Sumanta Biswas, CFA                                 Mr. Biswas is responsible for research and assisting in management of the
Assistant Portfolio Manager, Polaris                International Value Component of the International Equity Fund.
Years with Polaris: 8
Industry experience: 12 years                       Mr. Biswas joined Polaris in 2002.

LARGE CORE/GROWTH EQUITY INVESTMENT MANAGEMENT TEAM

Douglas Roman, CFA, CMT                             Lead Portfolio Manager, responsible for directing the quantitative efforts of
Managing Director                                   the Large Core/Growth Equity Investment Management Team and overseeing the
Years with the Adviser and affiliated entities: 7   research group.
Industry experience: 22 years
                                                    Prior to joining PNC in 2002, Mr. Roman worked for Penn Street Advisors, Inc., the Penn Street Funds, The Vanguard Group, Rittenhouse Financial Services and
                                                    CoreStates Investment Advisors.

Mark Batty, CFA                                     Co-directs the Large Core/Growth Equity Analyst team and provides research
Senior Equity Analyst                               coverage on the Financial Services sector.
Years with the Adviser and affiliated entities: 6
Industry experience: 20 years                       Prior to joining PNC in February 2003, Mr. Batty served with The Pennsylvania
                                                    Trust Company, Penn Mutual Life Insurance, Ryan, Beck & Co. and CoreStates
                                                    Investment Advisors.

NAME                                                BUSINESS EXPERIENCE
----                                                -------------------
LARGE CORE/GROWTH EQUITY INVESTMENT MANAGEMENT TEAM (CONTINUED)

Ruairi O'Neill, CFA                                 Co-directs the Large Core/Growth Equity Analyst team and provides research
Senior Equity Analyst                               coverage on the Pharmaceutical, Biotechnology, Medical Device, and Health Care
Years with the Adviser and affiliated entities: 11  Services industries.
Industry experience: 14 years
                                                    Prior to joining the Adviser in June 1998, Mr. O'Neill served with the Advisers affiliate, PNC Global Investment Servicing, at the company's international offices in Dublin, Ireland.

LARGE CAP VALUE EQUITY INVESTMENT MANAGEMENT TEAM

D. Andrew Shipman, CFA                              Mr. Shipman is a Portfolio Manager with shared responsibility for portfolio
Portfolio Manager                                   management of the Large Cap Value Fund.
Years with the Adviser: 4
Industry experience: 16 years                       Prior to joining the Adviser in 2005, Mr. Shipman served as an Associate
                                                    Partner/Portfolio Manager at INVESCO NAM Institutional (N.A.), Inc. since 2001.

Edward A. Johnson, CFA                              Mr. Johnson is a Portfolio Manager with shared responsibility for portfolio
Portfolio Manager                                   management of the Large Cap Value Fund.
Years with the Adviser: 5
Industry experience: 12 years                       Prior to joining the Adviser in 2004, Mr. Johnson was a founding member of
                                                    Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility management, which was acquired by Credit Suisse First Boston. He had been with Volaris since 2000.

STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM

Hitesh C. Patel, PhD                                Mr. Patel has overall responsibility for quantitative research and portfolio
Managing Director                                   management.
Years with the Adviser: 4
Industry experience: 15 years                       Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                    Quantitative Research at Harris Investment Management, Inc ("HIM"). Mr. Patel
                                                    had been with HIM since 1998.

Paul Kleinaitis, CFA                                Mr. Kleinaitis is responsible for portfolio management and investment research.
Senior Portfolio Manager
Years with the Adviser: 4                           Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio
Industry experience: 22 years                       manager for HIM. Mr. Kleinaitis had been with HIM since 1999.

MID CAP VALUE EQUITY INVESTMENT MANAGEMENT TEAM

Michael E. Santelli, CFA, CPA                       Mr. Santelli is responsible for management of the Mid Cap Value Fund.
Managing Director
Years with the Adviser: 14                          Mr. Santelli has been with the Adviser since 1995.
Industry experience: 18 years

Alex L. Vallecillo, CFA                             Mr. Vallecillo is responsible for management of the Mid Cap Value Fund.
Senior Portfolio Manager
Years with the Adviser: 13                          Mr. Vallecillo has been with the Adviser since 1996.
Industry experience: 14 years

Paul W. Hayes, CFA                                  Mr. Hayes is responsible for management of the Mid Cap Value Fund.
Senior Analyst
Years with the Adviser: 1                           Prior to joining the Adviser in 2008, Mr. Hayes was a co-portfolio manager for
Industry experience: 10 years                       the Michigan Department of Treasury from 2007 to 2008. Mr. Hayes had been with the Michigan Department of Treasury since 2003.

NAME                                                BUSINESS EXPERIENCE
----                                                -------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM

Hitesh C. Patel, PhD                                Mr. Patel has overall responsibility for quantitative research and portfolio
Managing Director                                   management.
Years with the Adviser: 4
Industry experience: 15 years                       Prior to joining the Adviser in April 2005, Mr. Patel served as Director of
                                                    Quantitative Research at HIM. Mr. Patel had been with HIM since 1998.

Chen Chen, PhD                                      Ms. Chen is responsible for quantitative research, index strategy research, and
Senior Analyst                                      structured equity research.
Years with the Adviser: 4
Industry experience: 4 years                        Prior to joining the Adviser in July 2005, Ms. Chen was a full time student at the University of Illinois at Chicago pursuing a doctorate in Business
                                                    Statistics. Ms. Chen earned her doctorate in September 2005.

SMALL CAP CORE EQUITY INVESTMENT MANAGEMENT TEAM

Gordon A. Johnson                                   Mr. Johnson has overall responsibility for the team's investment operations.
Managing Director
Years with the Adviser: 6                           Prior to Investment Counselors' merger with the Adviser on December 31, 2005,
Industry experience: 25 years                       Mr. Johnson was the President and Chief Investment Officer of Investment
                                                    Counselors, the former sub-adviser to the Small Cap Core Fund, since 1985.

M. Jed Ellerbroek, Jr., CFA Analyst                 Mr. Ellerbroek is responsible for providing security analysis and idea
Years with the Adviser: 1                           generation to the portfolio management process for the Small Cap Core Fund.
Industry experience: 4 years
                                                    Prior to joining the Adviser in 2008, Mr. Ellerbroek was an associate analyst at
                                                    Wachovia Capital Markets.

James E. Mineman                                    Mr. Mineman is responsible for coordinating the equity research process for the
Portfolio Manager                                   Small Cap Core Fund.
Years with the Adviser: 6
Industry experience: 15 years                       Prior to joining the Adviser on December 31, 2005, Mr. Mineman was the Director
                                                    of Equity Research at Allegiant Investment Counselors Inc., the former sub-adviser to the Small Cap Core Fund, since 1994.

Peter A. Roy, CFA                                   Mr. Roy is responsible for implementing and managing the investment
Senior Analyst                                      philosophy.
Years with the Adviser: 6
Industry experience: 9 years                        Prior to joining the Adviser on December 31, 2005, Mr. Roy was a portfolio manager at Allegiant Investment Counselors Inc., the former sub-adviser to the
                                                    Small Cap Core Fund, since 2003.

                                                    Ms. Teter is responsible for portfolio management and trading for the Small Cap
Lisa A. Teter                                       Core Fund.
Senior Analyst
Years with the Adviser: 6                           Prior to joining the Adviser on December 31, 2005, Ms. Teter was a portfolio
Industry experience: 15 years                       manager at Allegiant Investment Counselors Inc., the former sub-adviser to the
                                                    Small Cap Core Fund, since 1994.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT, EXCEPT AS DESCRIBED BELOW.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, The PNC Financial Services Group, Inc. or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum investment.

The Funds may accept or reject any purchase order.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                                         NEW ACCOUNT SET UP                              ADDING TO AN EXISTING ACCOUNT
                         --------------------------------------------------   -------------------------------------------------
ONLINE                   -    Visit our site and click on "Account Access"    -    You may place your purchase order on our
pncfunds.com                  to submit an online application. Or log on to        website using your established banking
                              our on-line Forms Center to print an                 instructions for payment. To authorize this
                              application and mail to the address below.           service, please complete an Account
                                                                                   Maintenance Form or call 1-800-622-FUND
                         -    Unless you arrange to pay by wire or ACH,            (3863).
                              write your check, payable in U.S. dollars, to
                              "PNC Funds (Fund name)." PNC Funds cannot
                              accept third-party checks, starter checks,
                              credit cards, credit card checks, cash or
                              cash equivalents (i.e., cashier's check, bank
                              draft, money order or travelers' check).


BY MAIL                  -    Complete and sign an application.               -    Provide purchase instructions with the fund
                              Applications may be requested by calling             name, share class, your account number and
                              1-800-622-FUND (3863) and are also available         account registration information.
                              at pncfunds.com.

                         -    Make your check payable to "PNC Funds (Fund     -    Make your check payable to "PNC Funds (Fund
                              Name)." PNC Funds cannot accept third-party          Name)." PNC Funds cannot accept third-party
                              checks, starter checks, credit cards, credit         checks, starter checks, credit cards, credit
                              card checks, cash or cash equivalents (i.e.,         card checks, cash or cash equivalents (i.e.,
                              cashier's check, bank draft, money order or          cashier's check, bank draft, money order or
                              travelers' check).                                   travelers' check).

                         -    Mail the completed and signed account           -    Mail the instructions and the check to one of
                              application and your check to:                       the two mailing addresses provided.

                                   PNC Funds
                                   c/o PNC Global Investment Servicing
                                   P.O. Box 9795
                                   Providence, RI 02940-9795

                              OVERNIGHT DELIVERY TO:

                                   PNC Funds
                                   c/o PNC Global Investment Servicing
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

BY TELEPHONE WITH        -    Call Investor Services at 1-800-622-FUND        -    If you previously selected the telephone
WIRE TRANSFER                 (3863) to set up an account number and to            purchases option for your account, call
                              receive a wire control number to be included         Investor Services at 1-800-622-FUND (3863) to
                              in the body of the wire.                             purchase additional shares.

                         -    Ask your bank to immediately transmit           -    If your bank account information is on file,
                              available funds by wire. Your bank may charge        you can request purchases through federal
                              you a wiring fee for this service.                   funds wire or electronic transfer through the
                                                                                   Automated Clearing House.
                         -    Wiring instructions are as follows:
                                                                              -    To add telephone purchases option to your
                                PNC Bank, N.A.                                     account, please complete an Account
                                Philadelphia, PA                                   Maintenance Form or call Investor Services.
                                ABA # 031000053
                                DDA# 8611711342
                                For credit to the PNC Funds
                                Further credit (your fund number, your account
                                number and the name on the account)
                                Confirmation or order number (if applicable)

                         - Complete and sign the account application and mail to:

                                PNC Funds
                                c/o PNC Global Investment Servicing
                                P.O. Box 9795
                                Providence, RI 02940-9795

                              OVERNIGHT DELIVERY TO:

                                PNC Funds
                                c/o PNC Global Investment Servicing
                                101 Sabin Street
                                Pawtucket, RI 02860-1427

                                         NEW ACCOUNT SET UP                              ADDING TO AN EXISTING ACCOUNT
                         --------------------------------------------------   -------------------------------------------------
BY EXCHANGE              -    You may exchange your shares of a Fund for      -    If you previously selected the telephone
                              the same class of shares of another PNC Fund.        exchange option for your account, call
                                                                                   Investor Services at 1-800-622-FUND (3863) to
                         -    Call with your account name, number, and             exchange your shares.
                              amount of exchange into an existing account.
                                                                              -    To authorize exchanges to your account,
                         -    You may exchange your shares on any Business         please complete an Account Maintenance Form
                              Day. The deadline for submitting same day            or call Investor Services.
                              exchange orders to PNC Funds' transfer agent
                              is 4:00 p.m. Eastern time.

FINANCIAL INTERMEDIARY   -    Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

                         -    PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value
                              ("NAV") per share next determined after such receipt by the financial intermediary.

                         -    Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the NYSE is open for business (Business
Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds together with the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million. There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange Class I Shares of one PNC Fund for Class I Shares of another PNC Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time. When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares.

Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I Shares of the Funds for Institutional Shares of the money market funds of PNC Advantage Funds. Exchanges into Institutional Shares of the money market funds of PNC Advantage Funds are subject to certain minimum initial and subsequent investment requirements. Please see a PNC Advantage Funds' prospectus for more information.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE                  The minimum amount for Internet redemptions is $100. To authorize this service, please complete an
PNCFUNDS.COM            Account Maintenance Form or call 1-800-622-FUND (3863).

BY TELEPHONE            Call with the account name, number, and amount of redemption. Redemptions will be sent to the
1-800-622-FUND (3863)   shareholder's address or bank account on record.

FINANCIAL               Contact your financial consultant, financial intermediary or institution to redeem your shares. Your
INTERMEDIARY            financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Funds.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means that your request includes complete information.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage").

For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

-    Reject a purchase or exchange order

- Delay payment of immediate cash redemption proceeds for up to seven calendar days

- Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

-    Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

FUND NAME

Balanced Allocation             Quarterly
International Equity            Annually
Large Cap Core Equity           Quarterly
Large Cap Growth                Annually
Large Cap Value                 Quarterly
Mid Cap Value                   Annually
Multi-Factor Small Cap Core     Annually
Multi-Factor Small Cap Growth   Annually
Multi-Factor Small Cap Value    Annually
S&P 500 Index                   Quarterly
Small Cap Core                  Annually

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum federal income tax long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions paid to you.

Fund distributions attributable to dividends received from certain U.S. and foreign corporations ("qualifying dividends") will also generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must own your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

FOREIGN TAXES INCURRED BY THE PNC INTERNATIONAL EQUITY FUND

It is expected that the PNC International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The PNC International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund (excluding the PNC Small Cap Core, Multi-Factor Small Cap Value, Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds) publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.

                                          Emerging                  Initial                  Exchange      Fixed
                                          Countries     Equity       Public    Convertible    Traded      Income
                                         Securities   Securities   Offerings    Securities     Funds    Securities
                                         ----------   ----------   ---------   -----------   --------   ----------


PNC Balanced Allocation Fund                               X                        X            X           X
PNC International Equity Fund                 X            X                                     X
PNC Large Cap Core Equity Fund                             X                                     X
PNC Large Cap Growth Fund                                  X                                     X
PNC Large Cap Value Fund                                   X                                     X
PNC Mid Cap Value Fund                                     X                                     X
PNC Multi-Factor Small Cap Core Fund                       X                                     X
PNC Multi-Factor Small Cap Growth Fund                     X           X                         X
PNC Multi-Factor Small Cap Value Fund                      X                                     X
PNC S&P 500 Index Fund                                     X                                     X
PNC Small Cap Core Fund                                    X                                     X

                                                       Asset-     Mortgage-
                                        Government     Backed       Backed      Foreign      Derivative
                                        Securities   Securities   Securities   Securities   Instruments
                                        ----------   ----------   ----------   ----------   -----------


PNC Balanced Allocation Fund                 X            X            X            X            X
PNC International Equity Fund                                                       X            X
PNC Large Cap Core Equity Fund
PNC Large Cap Growth Fund
PNC Large Cap Value Fund
PNC Mid Cap Value Fund
PNC Multi-Factor Small Cap Core Fund
PNC Multi-Factor Small Cap Growth Fund
PNC Multi-Factor Small Cap Value Fund
PNC S&P 500 Index Fund                                                                           X
PNC Small Cap Core Fund

EMERGING COUNTRIES SECURITIES

The securities markets of Asian, Latin, Central, and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS

An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iSharesSM, Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

- A Fund may incur substantial costs in connection with conversions between various currencies;

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored ADRs. ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 101.5% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Funds' advisers believe that these risks can be controlled through careful security selection and monitoring.

FOREIGN SECURITIES

Each Equity Fund may invest in foreign securities. The Balanced Allocation Fund and International Equity Fund invest in foreign securities as part of their principal investment strategies. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500(R) Index. Each other Equity Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the fiscal year ended May 31, 2009 have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2009 and are incorporated by reference into the Statement of Additional Information. The audited financial statements and financial highlights for all prior fiscal periods were audited by Ernst & Young LLP, the Funds' prior independent registered public accounting firm.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

         NET ASSET               REALIZED AND                 DIVIDENDS   DISTRIBUTIONS
          VALUE,       NET        UNREALIZED      PAYMENT      FROM NET     FROM NET     NET ASSET
         BEGINNING  INVESTMENT    GAIN (LOSS)       BY        INVESTMENT    REALIZED     VALUE, END    TOTAL
         OF YEAR     INCOME(1)  ON INVESTMENTS  AFFILIATE(1)    INCOME    CAPITAL GAINS   OF YEAR     RETURN+
         ---------  ----------  --------------  ------------  ----------  -------------  ----------  ---------
BALANCED ALLOCATION FUND
CLASS I
2009      $10.89      $0.20        $ (2.65)       $--           $(0.20)      $   --        $ 8.24    (22.58)%
2008       11.86       0.22          (0.24)        --**,(2)      (0.24)       (0.71)        10.89     (0.28)
2007       10.63       0.23           1.51         --            (0.21)       (0.30)        11.86     16.68
2006        9.95       0.17           0.68         --            (0.17)          --         10.63      8.64
2005        9.35       0.14           0.61         --            (0.15)          --          9.95      8.01
INTERNATIONAL EQUITY FUND
CLASS I
2009      $17.94      $0.14        $ (6.83)       $--           $(0.31)      $   --        $10.94    (36.94)%
2008*      18.12       0.27          (0.27)        --**,(2)      (0.18)          --         17.94      0.01
2007*      14.23       0.15           3.77         --            (0.03)          --         18.12     27.61
2006*      11.14       0.15           3.22         --            (0.28)          --         14.23     30.57
2005       10.18       0.13           0.99         --            (0.16)          --         11.14     10.99
LARGE CAP CORE EQUITY FUND
CLASS I
2009      $11.77      $0.05        $ (4.35)       $--           $(0.04)      $(0.13)       $ 7.30    (36.46)%
2008       13.48         --**        (0.58)        --**,(2)      (0.09)       (1.04)        11.77     (4.72)
2007       12.39       0.12           1.79         --            (0.06)       (0.76)        13.48     15.91
2006       11.54       0.05           1.09         --            (0.04)       (0.25)        12.39      9.98
2005       10.91       0.08           0.79         --            (0.08)       (0.16)        11.54      7.95
LARGE CAP GROWTH FUND
CLASS I
2009      $18.53     $ 0.06        $ (6.96)       $--           $(0.06)      $   --        $11.57    (37.24)%
2008       20.80      (0.04)         (0.38)      0.01(2)            --        (1.86)        18.53     (2.60)(4)
2007       19.77       0.10           3.00         --            (0.16)       (1.91)        20.80     16.51
2006       19.06         --           1.54         --            (0.19)       (0.64)        19.77      8.02
2005       18.71       0.08           0.51         --               --        (0.24)        19.06      3.22
                                                   RATIO       RATIO OF NET
                                  RATIO OF NET  OF EXPENSES  INVESTMENT INCOME
                      RATIO OF    INVESTMENT     TO AVERAGE  (LOSS) TO AVERAGE
         NET ASSETS   EXPENSES   INCOME (LOSS)   NET ASSETS     NET ASSETS      PORTFOLIO
           END OF    TO AVERAGE   TO AVERAGE    (BEFORE FEE     (BEFORE FEE     TURNOVER
         YEAR (000)  NET ASSETS    NET ASSETS      WAIVERS)       WAIVERS)         RATE
         ----------  ----------  -------------  -----------  -----------------  ---------
BALANCED ALLOCATION FUND
CLASS I
2009      $137,909      1.02%         2.37%         1.02%          2.37%          93%(3)
2008       200,150      0.98          2.00          0.98           2.00          126(3)
2007       149,407      0.97          2.06          0.97           2.06          148(3)
2006       122,916      1.04          1.63          1.04           1.63          223(3)
2005       133,954      1.06          1.49          1.06           1.49          201(3)
INTERNATIONAL EQUITY FUND
CLASS I
2009      $238,121      1.28%         1.21%         1.34%          1.15%          37%
2008*      406,546      1.23          1.53          1.38           1.38           43
2007*      343,857      1.22          0.95          1.37           0.80           37
2006*      264,452      1.34          1.13          1.49           0.98          123
2005       209,121      1.36          1.27          1.46           1.17          225
LARGE CAP CORE EQUITY FUND
CLASS I
2009      $121,950      0.96%         0.59%         0.96%          0.59%          89%
2008       201,994      0.92          0.02          0.92           0.02           83
2007       235,381      0.92          0.97          0.92           0.97           66
2006       227,171      0.97          0.43          0.97           0.43           65
2005       211,478      0.98          0.66          0.98           0.66           69
LARGE CAP GROWTH FUND
CLASS I
2009      $178,605      0.98%         0.46%         0.98%          0.46%          93%
2008       444,181      0.92         (0.22)         0.92          (0.22)          92
2007       430,249      0.93          0.44          0.93           0.44           79
2006       453,493      0.97         (0.01)         0.97          (0.01)          76
2005       482,538      0.98          0.38          0.98           0.38           78

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY OR SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(4) DURING THE PERIOD ENDED MAY 31, 2008, 0.05% OF THE LARGE CAP GROWTH FUND'S CLASS I TOTAL RETURNS WAS ATTRIBUTABLE TO A PAYMENT BY AN AFFILIATE AS REFERENCED IN FOOTNOTE 2. EXCLUDING THIS ITEM, THE TOTAL RETURNS WOULD HAVE BEEN (2.65)% FOR CLASS I.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

         NET ASSET                     REALIZED AND                 DIVIDENDS      DISTRIBUTIONS
          VALUE,          NET           UNREALIZED      PAYMENT      FROM NET        FROM NET     NET ASSET
         BEGINNING    INVESTMENT        GAIN (LOSS)      BY         INVESTMENT       REALIZED     VALUE, END   TOTAL
         OF YEAR    INCOME (LOSS)(1)  ON INVESTMENTS  AFFILIATE(1)    INCOME       CAPITAL GAINS   OF YEAR    RETURN+
         ---------  ----------------  --------------  ------------  ----------     -------------  ----------  -------
LARGE CAP VALUE FUND
CLASS I
 2009      $16.76       $ 0.27            $(5.75)     $  --          $(0.27)         $(0.29)       $10.72     (32.68)%
 2008       20.99         0.28             (2.33)        --**,(2)     (0.32)          (1.86)        16.76     (10.26)
 2007       18.87         0.29              4.24         --           (0.27)          (2.14)        20.99      25.29
 2006       17.58         0.25              2.62         --           (0.23)          (1.35)        18.87      16.78
 2005       16.44         0.26              1.81         --           (0.25)          (0.68)        17.58      12.74
MID CAP VALUE FUND
CLASS I
 2009      $13.48       $ 0.12            $(4.75)     $  --          $(0.17)         $   --        $ 8.68     (34.22)%
 2008       16.61         0.12             (2.28)        --**,(2)     (0.26)          (0.71)        13.48     (13.21)
 2007       13.73         0.28              3.41         --           (0.05)          (0.76)        16.61      27.76
 2006       12.47         0.09              2.55         --           (0.11)          (1.27)        13.73      22.04
 2005       12.54         0.10              2.12         --           (0.04)          (2.25)        12.47      18.13
MULTI-FACTOR SMALL CAP CORE FUND
CLASS I
 2009      $11.05       $ 0.04            $(4.06)     $  --          $   --          $   --        $ 7.03     (36.38)%
 2008       12.34         0.03             (1.24)        --**,(2)     (0.08)(3)          --         11.05      (9.87)
 2007       11.16         0.11              1.18         --           (0.05)          (0.06)        12.34      11.62
 2006(4)    10.00         0.03              1.13         --              --              --         11.16      11.60
MULTI-FACTOR SMALL CAP GROWTH FUND
CLASS I
 2009      $11.42       $   --**          $(4.21)     $  --             $--          $   --        $ 7.21     (36.87)%
 2008       11.78        (0.03)            (0.12)        --              --           (0.21)        11.42      (1.38)
 2007       10.57        (0.04)             1.25         --              --              --         11.78      11.45
 2006(4)    10.00        (0.03)             0.60         --              --              --         10.57       5.70
MULTI-FACTOR SMALL CAP VALUE FUND
CLASS I
 2009      $13.18       $ 0.07            $(4.61)     $  --         $ (0.13)(5)      $   --        $ 8.51     (34.41)%
 2008*      19.66        (0.01)            (3.73)      0.01(2)           --**,(6)     (2.75)        13.18     (19.53)(7)
 2007*      20.94         0.01              1.75         --           (0.01)          (3.03)        19.66       9.33
 2006*      20.74         0.01              2.86         --           (0.04)          (2.63)        20.94      14.88
 2005       22.18        (0.02)             2.83         --            --             (4.25)        20.74      11.61
                                                   RATIO        RATIO OF NET
                                  RATIO OF NET  OF EXPENSES   INVESTMENT INCOME
                      RATIO OF    INVESTMENT    TO AVERAGE   (LOSS) TO AVERAGE
         NET ASSETS   EXPENSES   INCOME (LOSS)  NET ASSETS       NET ASSETS      PORTFOLIO
           END OF    TO AVERAGE    TO AVERAGE   (BEFORE FEE      (BEFORE FEE     TURNOVER
         YEAR (000)  NET ASSETS    NET ASSETS     WAIVERS)        WAIVERS)         RATE
         ----------  ----------  -------------  -----------  ------------------  ---------
LARGE CAP VALUE FUND
CLASS I
 2009     $292,811      0.96%         2.20%         0.96%           2.20%           65%
 2008      611,529      0.91          1.52          0.91            1.52           104
 2007      718,669      0.92          1.42          0.92            1.42            71
 2006      582,162      0.97          1.30          0.97            1.30            46
 2005      548,937      0.98          1.47          0.98            1.47            37
MID CAP VALUE FUND
CLASS I
 2009     $ 96,510      1.08%         1.24%         1.21%           1.11%           73%
 2008      216,224      1.01          0.83          1.26            0.58            58
 2007      190,806      0.93          1.86          1.18            1.61            45
 2006       93,896      1.01          0.62          1.26            0.37            44
 2005       45,863      1.02          0.75          1.27            0.50            75
MULTI-FACTOR SMALL CAP CORE FUND
CLASS I
 2009     $ 22,531      0.95%         0.47%         1.30%           0.12%          186%
 2008       49,073      0.95          0.25          1.24           (0.04)          107
 2007       47,649      0.95          0.73          1.21            0.47           189
2006(4)      6,599      0.99          0.43          1.55           (0.13)           64
MULTI-FACTOR SMALL CAP GROWTH FUND
CLASS I
 2009     $  5,007      0.95%         0.02%         1.86%          (0.89)%         128%
 2008        6,491      0.95         (0.27)         1.67           (0.99)          137
 2007        6,312      0.95         (0.34)         1.58           (0.97)          160
2006(4)      5,518      0.97         (0.45)         1.64           (1.12)           77
MULTI-FACTOR SMALL CAP VALUE FUND
CLASS I
 2009     $ 28,920      1.34%         0.62%         1.34%           0.62%           81%
 2008*     137,557      1.20         (0.09)         1.20           (0.09)          102
 2007*     414,786      1.17          0.05          1.17            0.05            74
 2006*     631,241      1.20          0.01          1.20            0.01            94
 2005      767,302      1.22         (0.08)         1.22           (0.08)          103

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) INCLUDES A TAX RETURN OF CAPITAL OF $(0.0434) FOR CLASS I FOR THE MULTI-FACTOR SMALL CAP CORE FUND.

(4) MULTI-FACTOR SMALL CAP CORE FUND AND MULTI-FACTOR SMALL CAP GROWTH FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 2005. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

(5) INCLUDES A TAX RETURN OF CAPITAL OF $(0.0475) FOR CLASS I FOR THE MULTI-FACTOR SMALL CAP VALUE FUND.

(6) INCLUDES A TAX RETURN OF CAPITAL OF $(0.0010) FOR CLASS I FOR MULTI-FACTOR SMALL CAP VALUE FUND.

(7) DURING THE PERIOD ENDED MAY 31, 2008, 0.05% OF THE MULTI-FACTOR SMALL CAP VALUE FUND'S CLASS I TOTAL RETURNS WAS ATTRIBUTABLE TO A PAYMENT BY AN AFFILIATE AS REFERENCED IN FOOTNOTE 2. EXCLUDING THIS ITEM, THE TOTAL RETURNS WOULD HAVE BEEN (19.58)% FOR CLASS I.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


         NET ASSET                     REALIZED AND                 DIVIDENDS    DISTRIBUTIONS
          VALUE,          NET           UNREALIZED      PAYMENT      FROM NET      FROM NET     NET ASSET
         BEGINNING    INVESTMENT        GAIN (LOSS)      BY         INVESTMENT     REALIZED     VALUE, END   TOTAL
         OF YEAR    INCOME (LOSS)(1)  ON INVESTMENTS  AFFILIATE(1)    INCOME     CAPITAL GAINS   OF YEAR    RETURN+
         ---------  ----------------  --------------  ------------  ----------  --------------  ----------  -------
S&P 500 INDEX FUND
CLASS I
2009      $11.25         $ 0.18          $(3.84)        $--          $ (0.18)       $(0.11)       $ 7.30    (32.63)%
2008       13.10           0.19           (1.06)         --**,(2)      (0.20)        (0.78)        11.25     (6.98)
2007       10.90           0.20            2.23          --            (0.20)        (0.03)        13.10     22.53
2006       10.26           0.17            0.66          --            (0.19)           --         10.90      8.16
2005        9.67           0.17            0.59          --            (0.17)           --         10.26      7.95
SMALL CAP CORE FUND
CLASS I
2009      $11.51         $(0.01)         $(3.97)        $--          $ (0.01)       $   --        $ 7.52    (34.57)%
2008*      13.74           0.01           (1.41)         --**,(2)      (0.02)        (0.81)        11.51    (10.35)
2007*      12.43           --**            1.87          --               --         (0.56)        13.74     15.65
2006       11.03          (0.05)           1.45          --               --            --         12.43     12.69
2005        9.50          (0.06)           1.59          --               --            --         11.03     16.11
                                                   RATIO        RATIO OF NET
                                  RATIO OF NET  OF EXPENSES   INVESTMENT INCOME
                      RATIO OF    INVESTMENT    TO AVERAGE   (LOSS) TO AVERAGE
         NET ASSETS   EXPENSES   INCOME (LOSS)  NET ASSETS       NET ASSETS      PORTFOLIO
           END OF    TO AVERAGE    TO AVERAGE   (BEFORE FEE      (BEFORE FEE     TURNOVER
         YEAR (000)  NET ASSETS    NET ASSETS     WAIVERS)        WAIVERS)         RATE
         ----------  ----------  -------------  -----------  ------------------  ---------
S&P 500 INDEX FUND
CLASS I
2009      $ 87,431      0.42%        2.20%          0.48%           2.12%           36%
2008       138,373      0.37         1.64           0.52            1.49            29
2007       160,014      0.35         1.66           0.50            1.51            26
2006       171,999      0.35         1.56           0.50            1.41            30
2005       339,817      0.36         1.73           0.51            1.58            30
SMALL CAP CORE FUND
CLASS I
2009      $142,964      1.21%       (0.15)%         1.21%          (0.15)%          83%
2008*      240,414      1.16         0.08           1.16            0.08            44
2007*      225,592      1.16         0.04           1.16            0.04            45
2006       220,144      1.21        (0.46)          1.21           (0.46)           78
2005       151,633      1.23        (0.61)          1.23           (0.61)           54

+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEES RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                               INVESTMENT ADVISER

                           PNC Capital Advisors, LLC
                               Two Hopkins Plaza
                            Baltimore, Maryland 21201

                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

     The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

     PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

     "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

     We may collect nonpublic personal information about you from the following sources:

     - Information that you provide to us, such as on applications or other forms, or

     -    Information about your transactions with us

OUR SECURITY PROCEDURES

     To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

     PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

     PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

     We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

     We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
   Commercial Metals Company

JOHN R. MURPHY
CO-CHAIRMAN
Vice Chairman, National Geographic Society
Director:
   Omnicon Group, Inc.
   SirsiDynix

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus), Gatton
   College of Business and Economics,
   University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

DALE C. LAPORTE
LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General
   Counsel, Invacare Corporation
Director:
   Invacare Corporation

L. WHITE MATTHEWS, III
Retired; Chairman, Ceridian Corporation
Director:
   Matrixx Initiatives, Inc.
   Imation Corp.
   Constar International Inc.

EDWARD D. MILLER, JR.
Dean and Chief Executive Officer,
   Johns Hopkins Medicine
Director:
   Bradmer Pharmaceuticals, Inc.
   Care Fusion

        PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                             (PNC(R) FUNDS LOGO)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
pncfunds.com

BY TELEPHONE:
Call 1-800-622-FUND (3863)

BY MAIL:
PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act
registration number is 811-4416

(PNC(R) FUNDS LOGO)

PS-008-0210

                                      PNC FUNDS PROSPECTUS

                                                  I SHARES     OCTOBER 1, 2009,
                                                               AS AMENDED
                                                               FEBRUARY 8, 2010

                                        FIXED INCOME FUNDS

                                                 Bond Fund

                                  Government Mortgage Fund

                                      High Yield Bond Fund

                                    Intermediate Bond Fund

                                Limited Maturity Bond Fund

                               Total Return Advantage Fund

                                     Ultra Short Bond Fund

                                     TAX EXEMPT BOND FUNDS

                         Intermediate Tax Exempt Bond Fund

                 Michigan Intermediate Municipal Bond Fund

                    Ohio Intermediate Tax Exempt Bond Fund

             Pennsylvania Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR     [PNC FUNDS LOGO]
           DISAPPROVED THESE SECURITIES OR PASSED UPON THE
                              ADEQUACY OF THIS PROSPECTUS.
 ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT ADVISER
PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I Shares of the Funds before investing. PNC Funds also offers Class I Shares of PNC Equity and Money Market Funds in separate prospectuses. To obtain more information about PNC Funds, visit pncfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS...............................    1
FIXED INCOME FUNDS
    PNC BOND FUND.........................................................    2
    PNC GOVERNMENT MORTGAGE FUND..........................................    4
    PNC HIGH YIELD BOND FUND..............................................    5
    PNC INTERMEDIATE BOND FUND............................................    6
    PNC LIMITED MATURITY BOND FUND........................................    7
    PNC TOTAL RETURN ADVANTAGE FUND.......................................    8
    PNC ULTRA SHORT BOND FUND.............................................    9

TAX EXEMPT BOND FUNDS
    PNC INTERMEDIATE TAX EXEMPT BOND FUND.................................   12
    PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND.........................   14
    PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND............................   15
    PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND.....................   16

MORE INFORMATION ABOUT PRINCIPAL RISKS....................................   18
INVESTMENT ADVISER AND INVESTMENT TEAMS...................................   21
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES..........................   23
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS.......................   29
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES....................   31
MORE INFORMATION ABOUT FUND INVESTMENTS...................................   33
FINANCIAL HIGHLIGHTS......................................................   35

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

FIXED INCOME FUNDS

PNC BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

PFDIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the PNC Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999                                                                     -1.80%
2000                                                                      7.53%
2001                                                                      7.42%
2002                                                                     10.11%
2003                                                                      4.05%
2004                                                                      3.78%
2005                                                                      2.19%
2006                                                                      4.25%
2007                                                                      6.28%
2008                                                                      0.61%

Best Quarter                                                 4.51%    (9/30/02)
Worst Quarter                                               -3.03%    (9/30/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 4.12%.

                                                              FIXED INCOME FUNDS

                                                                   PNC BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------                                      ------   -------   --------
PNC Bond Fund
  Returns Before Taxes                               0.61%    3.40%      4.39%
  Returns After Taxes on Distributions(1)           -1.16%    1.80%      2.49%
  Returns After Taxes on Distributions and Sale
  of Fund Shares(1)                                  0.38%    1.97%      2.58%
                                                    -----     ----       ----
Barclays U.S. Aggregate Bond Index(2)
(reflects no deduction for fees, expenses
or taxes)                                            5.24%    4.65%      5.63%
                                                    -----     ----       ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. THE BARCLAYS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 10 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

PNC GOVERNMENT MORTGAGE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. government, while normally maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

PTGIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the PNC Government Mortgage Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              [PERFORMANCE GRAPH]

1999                                                                       1.23%
2000                                                                      10.30%
2001                                                                       7.61%
2002                                                                       8.19%
2003                                                                       2.13%
2004                                                                       4.20%
2005                                                                       2.22%
2006                                                                       4.70%
2007                                                                       6.58%
2008                                                                       7.66%

Best Quarter                                                  3.93%   (12/31/08)
Worst Quarter                                                -1.19%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 2.98%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------                                      ------   -------   --------
PNC Government Mortgage Fund
  Returns Before Taxes                               7.66%    5.05%      5.44%
  Returns After Taxes on Distributions(1)            5.79%    3.26%      3.45%
  Returns After Taxes on Distributions and Sale
  of Fund Shares(1)                                  4.92%    3.25%      3.42%
                                                    -----     ----       ----
Barclays Fixed Rate Mortgage-Backed Securities
Index(2)
(reflects no deduction for fees, expenses
or taxes)                                            8.52%    5.59%      6.07%
                                                    -----     ----       ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX. THE BARCLAYS FIXED RATE MORTGAGE-BACKED SECURITIES INDEX IS A
      WIDELY-RECOGNIZED, UNMANAGED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 10 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                        PNC HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High level of current income along with capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in high yield, high risk debt securities

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

TICKER SYMBOL

PIHBX

PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to provide a high level of current income along with capital appreciation. The investment objective may be changed at any time without a shareholder vote.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. The term "high yield" is generally understood to describe debt securities that are rated below investment grade. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. Debt securities rated below investment grade are commonly referred to as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. Junk bonds are debt securities that are rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service, Inc., or are of comparable quality. The Fund may invest in all types of debt securities but will invest primarily in corporate debt securities, mortgage-backed securities and asset-backed securities of U.S. and Canadian issuers.

The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies.

While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives, as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

No performance information has been provided because the Fund has not yet completed a full calendar year of operations. The Fund will compare its performance to the Barclays U.S. Corporate High Yield Bond Index, an unmanaged index representative of the U.S. corporate high yield fixed income markets.

FUND FEES AND EXPENSES

See page 10 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

PNC INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

PIKIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from three to ten years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999              -0.04%
2000               6.78%
2001               7.97%
2002               9.84%
2003               4.10%
2004               2.73%
2005               1.35%
2006               3.81%
2007               6.64%
2008               3.25%

Best Quarter        4.77%    (9/30/02)
Worst Quarter      -2.39%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 4.72%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                        1 YEAR   5 YEARS   10 YEARS
--------------                                        ------   -------   --------
PNC Intermediate Bond Fund
  Returns Before Taxes                                 3.25%     3.54%     4.60%
  Returns After Taxes on Distributions(1)              1.64%     2.10%     2.83%
  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                           2.10%     2.17%     2.84%
                                                       ----      ----      ----
Barclays Intermediate U.S. Government/Credit Index(2)
(reflects no deduction for fees, expenses or taxes)    5.08%     4.21%     5.43%
                                                       ----      ----      ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX. THE BARCLAYS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.

FUND FEES AND EXPENSES

See page 10 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                  PNC LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

PMYIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from one to five years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999          3.20%
2000          4.49%
2001          9.20%
2002          5.46%
2003          2.33%
2004          0.99%
2005          1.78%
2006          4.32%
2007          6.03%
2008          3.60%

Best Quarter       3.62%    (3/31/01)
Worst Quarter     -1.15%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 3.89%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Limited Maturity Bond Fund
  Returns Before Taxes                                3.60%     3.33%     4.12%
  Returns After Taxes on Distributions(1)             2.18%     2.04%     2.50%
  Returns After Taxes on Distributions and Sale
  of Fund Shares(1)                                   2.33%     2.08%     2.52%
                                                      ----      ----      ----
Merrill Lynch 1-3 Year U.S. Corporate/Government
Index(2)
(reflects no deduction for fees, expenses or taxes)   4.69%     3.73%     4.73%
                                                      ----      ----      ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED, UNMANAGED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.

FUND FEES AND EXPENSES

See page 11 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

PNC TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while normally maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/ extension risk, active trading risk, derivatives risk

TICKER SYMBOL

PTVIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to range from four to twelve years, but may vary in response to market conditions. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of the security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher-rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999           -2.95%
2000           12.38%
2001            7.28%
2002           11.09%
2003            5.12%
2004            3.90%
2005            2.49%
2006            3.60%
2007            6.36%
2008           -2.72%

Best Quarter      5.71%   (9/30/02)
Worst Quarter    -4.32%   (9/30/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 7.35%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Total Return Advantage Fund
  Returns Before Taxes                               -2.72%     2.68%     4.54%
  Returns After Taxes on Distributions(1)            -4.75%     0.98%     2.50%
  Returns After Taxes on Distributions and Sale
  of Fund Shares(1)                                  -1.65%     1.34%     2.67%
                                                     -----      ----      ----
Barclays U.S. Aggregate Bond Index(2)
(reflects no deduction for fees, expenses or taxes)   5.24%     4.65%     5.63%
                                                     -----      ----      ----
Barclays U.S. Government/Credit Index(3)
(reflects no deduction for fees, expenses or taxes)   5.70%     4.64%     5.64%
                                                     -----      ----      ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) EFFECTIVE OCTOBER 1, 2009, THE FUND CHANGED ITS BENCHMARK TO THE BARCLAYS U.S. AGGREGATE BOND INDEX TO MORE CLOSELY TRACK THE FUND'S INVESTMENT MANAGEMENT STYLE. FORMERLY THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. THE BARCLAYS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) FORMERLY THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX. THE BARCLAYS U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 11 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS

                                                       PNC ULTRA SHORT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in high-quality fixed income securities, while normally maintaining a dollar-weighted average maturity of less than 18 months

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

TICKER SYMBOL

PNCIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is normally expected to be less than 18 months, but may vary in response to market conditions. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

2003        1.76%
2004        1.05%
2005        2.24%
2006        4.42%
2007        5.61%
2008        4.36%

Best Quarter       1.93%   (3/31/08)
Worst Quarter     -0.25%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 1.93%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

                                                                 SINCE      DATE OF
CLASS I SHARES                               1 YEAR   5 YEAR   INCEPTION   INCEPTION
--------------                               ------   ------   ---------   ---------
PNC Ultra Short Bond Fund                                                   12/2/02
  Returns Before Taxes                        4.36%    3.52%      3.27%
  Returns After Taxes on Distributions(1)     2.96%    2.26%      2.13%
  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                  2.82%    2.27%      2.12%
                                              ----     ----       ----
Merrill Lynch 1-Year U.S. Treasury Index(2)
(reflects no deduction for fees, expenses                                    Since
or taxes                                      4.75%    3.62%      3.27%    11/30/02
                                              ----     ----       ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MERRILL LYNCH 1-YEAR U.S. TREASURY INDEX IS AN UNMANAGED, MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES.

FUND FEES AND EXPENSES

See page 11 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

                                                     GOVERNMENT    HIGH YIELD      INTERMEDIATE
                                          BOND        MORTGAGE        BOND             BOND
                                          FUND          FUND          FUND             FUND
                                          ----       ----------    ----------      ------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)       None          None          None             None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)      None          None          None             None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)       None          None          None             None

Redemption Fee (as a percentage
of amount redeemed, if applicable)        None          None          None             None

Exchange Fee                              None          None          None             None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                  0.45%(1)      0.40%(1)      0.50%*           0.40%(1)

Distribution (12b-1) Fees(2)              None          None          None             None

Other Expenses                            0.13%         0.20%         0.46%(5)         0.14%(3)

Acquired Fund Fees & Expenses              N/A           N/A          0.01%(4)          N/A

Total Annual Fund Operating Expenses(2)   0.58%(1)      0.60%(1)      0.97%(*,5)       0.54%(1)

SEE PAGE 11 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS AGREED TO WAIVE FEES AND REIMBURSE EXPENSES TO THE EXTENT NEEDED TO LIMIT TOTAL ANNUAL FUND OPERATING EXPENSES TO THE AMOUNT SET FORTH BELOW. THIS VOLUNTARY WAIVER AND REIMBURSEMENT ARRANGEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES WOULD BE:

                                                     HIGH YIELD
                                                        BOND
                                                        FUND
                                                     ----------
Investment Advisory Fees                                0.29%
Total Annual Fund Operating Expenses                    0.76%

                                                              FIXED INCOME FUNDS

                                         LIMITED    TOTAL RETURN
                                        MATURITY     ADVANTAGE     ULTRA SHORT
                                        BOND FUND       FUND        BOND FUND
                                        ---------   ------------   -----------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)       None          None           None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)      None          None           None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)       None          None           None

Redemption Fee (as a percentage of
amount redeemed, if applicable)           None          None           None

Exchange Fee                              None          None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees(1)               0.35%         0.40%          0.20%

Distribution (12b-1) Fees(2)              None          None           None

Other Expenses                            0.16%(3)      0.19%          0.18%(3)

Total Annual Fund Operating
Expenses(1,2)                             0.51%         0.59%          0.38%

(1) For the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(2) "Distribution (12b-1) Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect that, effective June 18, 2009, the Distribution (12b-1) Plan for Class I shares has been terminated.

(3) "Other Expenses" for the Intermediate Bond, Limited Maturity Bond and Ultra Short Bond Funds include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(4) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(5) "Other Expenses" and "Total Annual Fund Operating Expenses" for the High Yield Bond Fund have been restated to reflect current fees and expenses.

      For more information about these fees, see "Investment Adviser and Investment Teams".

EXAMPLES

These Examples are intended to help you compare the cost of investing in PNC Fixed Income Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                              ------   -------   -------   --------
BOND FUND                       $59      $186      $324     $  726
GOVERNMENT MORTGAGE FUND        $61      $192      $335     $  750
HIGH YIELD BOND FUND            $99      $309      $536     $1,190
INTERMEDIATE BOND FUND          $55      $173      $302     $  677
LIMITED MATURITY BOND FUND      $52      $164      $285     $  640
TOTAL RETURN ADVANTAGE FUND     $60      $189      $329     $  738
ULTRA SHORT BOND FUND           $39      $122      $213     $  480

TAX EXEMPT BOND FUNDS

PNC INTERMEDIATE TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk

TICKER SYMBOL

PTIIX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years, but this may vary in response to market conditions.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar-denominated securities that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999                       -1.12%
2000                        8.99%
2001                        4.52%
2002                        8.54%
2003                        3.99%
2004                        2.21%
2005                        1.72%
2006                        3.50%
2007                        3.88%
2008                        1.95%

Best Quarter                3.74%   (6/30/02)
Worst Quarter              -2.11%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 2.81%.

                                                           TAX EXEMPT BOND FUNDS

                                           PNC INTERMEDIATE TAX EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                      1 YEAR   5 YEARS   10 YEARS
--------------                                      ------   -------   --------
PNC Intermediate Tax Exempt Bond Fund
  Returns Before Taxes                               1.95%     2.65%      3.78%
  Returns After Taxes on Distributions(1)            1.90%     2.59%      3.75%
  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                         2.62%     2.82%      3.81%
                                                     ----      ----       ----
Barclays 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses
or taxes)                                            4.59%     3.69%      4.80%
                                                     ----      ----       ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED, BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Michigan personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

TICKER SYMBOL

PBFIX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but this may vary in response to market conditions. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the PNC Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999               -1.34%
2000                8.90%
2001                4.62%
2002                8.33%
2003                4.09%
2004                1.84%
2005                1.16%
2006                3.22%
2007                4.16%
2008                3.31%

Best Quarter                3.81%   (6/30/02)
Worst Quarter              -1.95%   (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 1.37%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                 1 YEAR   5 YEARS   10 YEARS
--------------------------------------------   ------   -------   --------
PNC Michigan Intermediate
Municipal Bond Fund
  Returns Before Taxes                          3.31%    2.73%     3.79%
  Returns After Taxes on Distributions(1)       3.13%    2.58%     3.70%
  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                    3.75%    2.93%     3.86%
                                                ----     ----      ----
Barclays 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                        4.59%    3.69%     4.80%
                                                ----     ----      ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                           TAX EXEMPT BOND FUNDS

                                      PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

TICKER SYMBOL

POXIX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but this may vary in response to market conditions.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999               -1.11%
2000                8.77%
2001                4.46%
2002                8.79%
2003                3.77%
2004                2.08%
2005                1.61%
2006                3.59%
2007                4.00%
2008                3.48%

Best Quarter                3.79%   (6/30/02)
Worst Quarter              -1.92%   (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 2.76%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                1 YEAR     5 YEARS     10 YEARS
----------------------------------------     --------   ---------   ----------
PNC Ohio Intermediate Tax
Exempt Bond Fund
  Returns Before Taxes                         3.48%      2.95%       3.90%
  Returns After Taxes on Distributions(1)      3.48%      2.95%       3.90%
  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                   3.57%      3.06%       3.92%
                                               ----       ----        ----
Barclays 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                       4.59%      3.69%       4.80%
                                               ----       ----        ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Pennsylvania personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

TICKER SYMBOL

PIBIX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years, but this may vary in response to market conditions.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 31.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999               -0.96%
2000                8.77%
2001                4.44%
2002                8.20%
2003                3.89%
2004                2.02%
2005                1.65%
2006                3.53%
2007                4.24%
2008                2.95%

Best Quarter                3.86%   (9/30/02)
Worst Quarter              -2.12%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 2.74%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                1 YEAR      5 YEARS     10 YEARS
--------------                                -------     -------     --------
PNC Pennsylvania Intermediate
Municipal Bond Fund
  Returns Before Taxes                         2.95%       2.87%        3.84%
  Returns After Taxes on Distributions(1)      2.83%       2.82%        3.81%
  Returns After Taxes on Distributions
  and Sale of Fund Shares(1)                   3.30%       2.95%        3.84%
                                               ----        ----         ----
Barclays 7-Year
Municipal Bond Index(2)
(reflects no deduction for
fees, expenses or taxes)                       4.59%       3.69%        4.80%
                                               ----        ----         ----

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) FORMERLY THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX. THE BARCLAYS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 17 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                           TAX EXEMPT BOND FUNDS

                                                          FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

                                                           MICHIGAN         OHIO       PENNSYLVANIA
                                          INTERMEDIATE   INTERMEDIATE   INTERMEDIATE   INTERMEDIATE
                                           TAX EXEMPT      MUNICIPAL     TAX EXEMPT      MUNICIPAL
                                            BOND FUND      BOND FUND      BOND FUND      BOND FUND
                                          ------------   ------------   ------------   ------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)           None           None           None           None

Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)          None           None           None           None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)           None           None           None           None

Redemption Fee (as a percentage of
amount redeemed, if applicable)               None           None           None           None

Exchange Fee                                  None           None           None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)

Investment Advisory Fees(1)                   0.40%          0.40%          0.40%          0.40%

Distribution (12b-1) Fees(2)                  None           None           None           None

Other Expenses                                0.18%(3)       0.20%          0.15%(3)       0.18%

Acquired Fund Fees & Expenses                  N/A           0.01%(4)        N/A           0.01%(4)

Total Annual Fund Operating Expenses(1,2)     0.58%          0.61%          0.55%          0.59%

(1) "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(2) "Distribution (12b-1) Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect that, effective June 18, 2009, the Distribution (12b-1) Plan for Class I Shares has been terminated.

(3) "Other Expenses" for the Intermediate Tax Exempt Bond and Ohio Intermediate Tax Exempt Bond Funds include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(4) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

      For more information about these fees, see "Investment Adviser and Investment Teams".

EXAMPLES

These Examples are intended to help you compare the cost of investing in PNC Tax Exempt Bond Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                  ------   -------   -------   --------
INTERMEDIATE TAX EXEMPT BOND FUND                  $59      $186      $324      $726
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND          $62      $195      $340      $762
OHIO INTERMEDIATE TAX EXEMPT BOND FUND             $56      $176      $307      $689
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND      $60      $189      $329      $738

MORE INFORMATION ABOUT PRINCIPAL RISKS

                                               ACTIVE                       INTEREST                 NON-      PREPAYMENT/  SINGLE
                                              TRADING  CREDIT  DERIVATIVES    RATE    MARKET  DIVERSIFICATION  EXTENSION    STATE
                                               RISK     RISK      RISK        RISK     RISK         RISK         RISK        RISK
                                              -------  ------  -----------  --------  ------  ---------------  -----------  -------
FIXED INCOME FUNDS
   Bond Fund                                     --      --         --         --        --                         --
   Government Mortgage Fund                      --      --                    --        --                         --
   High Yield Bond Fund                          --      --         --         --        --                         --
   Intermediate Bond Fund                        --      --         --         --        --                         --
   Limited Maturity Bond Fund                    --      --                    --        --                         --
   Total Return Advantage Fund                   --      --         --         --        --                         --
   Ultra Short Bond Fund                         --      --                    --        --                         --
TAX EXEMPT BOND FUNDS
   Intermediate Tax Exempt Bond Fund                     --                    --        --
   Michigan Intermediate Municipal Bond Fund             --                    --        --          --                        --
   Ohio Intermediate Tax Exempt Bond Fund                --                    --        --          --                        --
   Pennsylvania Intermediate Municipal Bond              --                    --        --          --                        --
   Fund

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the results may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as "GNMA," are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and "FHLBs," are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

For the Intermediate Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds, there may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. For the High Yield Bond Fund, Total Return Advantage Fund and Bond Fund, junk bonds and high-yield bonds involve a greater risk of default or downgrade and are more volatile than investment grade securities. Junk bonds and high-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds and high-yield bonds may be more susceptible than other issuers to economic downturns. Junk bonds and high-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to a Fund.

If a Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

INTEREST RATE RISK. An investment by the Funds in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that a Fund's yield will decline due to falling interest rates and the market prices of a Fund's fixed income investments may decline due to an increase in market interest rates.

MARKET RISK. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Government Mortgage Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Bond, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Intermediate Tax Exempt Bond Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are also subject to the risk that the relevant state-specific municipal securities in which they invest may underperform other segments of the fixed income markets or the fixed income markets as a whole.

NON-DIVERSIFICATION RISK. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are non-diversified, which means that the Funds may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

SINGLE STATE RISK. A Fund's focus on investments in securities of issuers located in Michigan (in the case of the Michigan Intermediate Municipal Bond
Fund), Ohio (in the case of the Ohio Intermediate Tax Exempt Bond Fund) and Pennsylvania (in the case of the Pennsylvania Intermediate Municipal Bond Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 31.

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital is expected to have approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) Allegiant Asset Management received for each Fund for the fiscal year ended May 31, 2009:

                                                                                              ADVISORY FEES PAID AS
                                                                                             A PERCENTAGE OF AVERAGE
                                                                                         NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                                  MANAGEMENT TEAM                     ENDED MAY 31, 2009
---------                                        ------------------------------------    ------------------------------
Bond Fund                                        Taxable Fixed Income Management Team                 0.45%
Government Mortgage Fund                         Taxable Fixed Income Management Team                 0.40%
High Yield Bond Fund                             Taxable Fixed Income Management Team                 0.00%
Intermediate Bond Fund                           Taxable Fixed Income Management Team                 0.40%
Limited Maturity Bond Fund                       Taxable Fixed Income Management Team                 0.35%
Total Return Advantage Fund                      Taxable Fixed Income Management Team                 0.40%
Ultra Short Bond Fund                            Taxable Fixed Income Management Team                 0.20%
Intermediate Tax Exempt Bond Fund                    Tax Exempt Fixed Income Team                     0.40%
Michigan Intermediate Municipal Bond Fund            Tax Exempt Fixed Income Team                     0.40%
Ohio Intermediate Tax Exempt Bond Fund               Tax Exempt Fixed Income Team                     0.40%
Pennsylvania Intermediate Municipal Bond Fund        Tax Exempt Fixed Income Team                     0.40%

A discussion regarding the basis for the Board's approval of the interim and new investment advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2009.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

PORTFOLIO MANAGEMENT TEAMS

References to the "Adviser" in the portfolio manager descriptions below include the Adviser, the predecessor firm or affiliates.

NAME                                                                     BUSINESS EXPERIENCE
----                                       --------------------------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM

Andrew D. Harding                          Mr. Harding has primary responsibility for taxable fixed income strategy and
Chief Investment Officer, Fixed Income     performance at the Adviser.
Years with the Adviser: 9
Industry experience: 28 years              Mr. Harding has been with the Adviser since 2000.

Timothy D. Compan, Jr., CFA                Mr. Compan has responsibility for corporate bond portfolio management and
Portfolio Manager, Corporate Bonds         trading.
Years with the Adviser: 6
Industry experience: 10 years              Prior to joining the Adviser in 2003, Mr. Compan was a corporate bond trader for Goldman Sachs Asset Management, L.P. Mr. Compan had been with Goldman Sachs Asset Management, L.P. since 1999.

Kenneth F. Karwowski, CFA                  Mr. Karwowski has primary responsibility for high yield investment and
Portfolio Manager, High Yield              strategy.
Years with the Adviser: 3
Industry experience: 22 years              Prior to joining the Adviser in 2006, Mr. Karwowski served as a senior credit analyst covering several industries in both high yield and investment grade areas for Henderson Global Investors.

Mark A. Lozina, CFA                        Mr. Lozina has day-to-day responsibility for fixed income security and
Portfolio Manager, Short Duration          portfolio research.
Years with the Adviser: 7
Industry experience: 13 years              Mr. Lozina has been with the Adviser since 2002.

Sean T. Rhoderick, CFA                     Mr. Rhoderick has responsibility for fixed income portfolio management and
Portfolio Manager, Senior Credit Analyst   credit analysis, and has been with the Adviser since 2004. From 1998 to
Years with the Adviser: 5                  2004 he was a corporate bond analyst with Freddie Mac.
Industry experience: 15 years
                                           Prior to that, Mr. Rhoderick worked for Ernst & Young, and LACE Financial
                                           Corp.

TAX EXEMPT FIXED INCOME TEAM

Stephen Winterstein                        Mr. Winterstein has overall responsibility for the team's investment operations.
Managing Director, Municipal Bonds
Years with the Adviser: 16                 Mr. Winterstein has been with the Adviser since 1993.
Industry experience: 25 years

Adam Mackey                                Mr. Mackey has responsibility for portfolio management and trading for
Portfolio Manager, Municipal Bonds         municipal bonds.
Years with the Adviser: 8
Industry experience: 12 years              Mr. Mackey joined the Adviser in 2001. Prior to joining the Adviser, he was a municipal bond trader at the Vanguard Group.

Rebecca Rogers                             Ms. Rogers leads the municipal bond trading desk and is responsible for the
Portfolio Manager, Municipal Bonds         execution of trades.
Years with the Adviser: 9
Industry experience: 25 years              Prior to joining the Adviser in 2000, Ms. Rogers was in the institutional sales group of A.H. Williams.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT, EXCEPT AS DESCRIBED BELOW.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, The PNC Financial Services Group, Inc. or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum investment.

The Funds may accept or reject any purchase order.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                              NEW ACCOUNT SET UP                                     ADDING TO AN EXISTING ACCOUNT
                -------------------------------------------------    ---------------------------------------------------------
ONLINE          -  Visit our site and click on "Account              -  You may place your purchase order on our website using
PNCFUNDS.COM       Access" to submit an online application.             your established banking instructions for payment. To
                   Or log on to our on-line Forms Center to             authorize this service, please complete an Account
                   print an application and mail to the                 Maintenance Form or call 1-800-622-FUND (3863).
                   address below.

                -  Unless you arrange to pay by wire or
                   ACH, write your check, payable in U.S.
                   dollars, to "PNC Funds (Fund name)."
                   PNC Funds cannot accept third-party
                   checks, starter checks, credit cards,
                   credit card checks, cash or cash equivalents
                   (i.e., cashier's check, bank draft, money order or travelers' check).

                                     NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
                    -------------------------------------------------    -------------------------------------------------------
BY MAIL             -  Complete and sign an application.                 -  Provide purchase instructions with the fund name,
                       Applications may be requested by calling             share class, your account number and account
                       1-800-622-FUND (3863) and are also                   registration information.
                       available at pncfunds.com.
                                                                         -  Make your check payable to "PNC Funds (Fund
                    -  Make your check payable to "PNC Funds                Name)." PNC Funds cannot accept third-party
                       (Fund Name)." PNC Funds cannot accept                checks, starter checks, credit cards, credit card
                       third-party checks, starter checks, credit           checks, cash or cash equivalents (i.e., cashier's
                       cards, credit card checks, cash or cash              check, bank draft, money order or travelers' check).
                       equivalents (i.e., cashier's check, bank
                       draft, money order or travelers' check).          -  Mail the instructions and the check to one of the
                                                                            two mailing addresses provided.
                    -  Mail the completed and signed account
                       application and your check to:

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          P.O. Box 9795
                          Providence, RI 02940-9795

                          OVERNIGHT DELIVERY TO:

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          101 Sabin Street
                          Pawtucket, RI 02860-1427

BY TELEPHONE WITH   -  Call Investor Services at 1-800-622-FUND          -  If you previously selected the telephone purchases
WIRE TRANSFER          (3863) to set up an account number and to            option for your account, call Investor Services at
                       receive a wire control number to be                  1-800-622-FUND (3863) to purchase additional shares.
                       included in the body of the wire.
                                                                         -  If your bank account information is on file, you can
                    -  Ask your bank to immediately transmit                request purchases through federal funds wire or
                       available funds by wire. Your bank may               electronic transfer through the Automated Clearing
                       charge you a wiring fee for this service.            House.

                                                                         -  To add telephone purchases option to your account,
                    -  Wiring instructions are as follows:                  please complete an Account Maintenance Form or call
                                                                            Investor Services.
                       PNC Bank, N.A.
                       Philadelphia, PA
                       ABA # 031000053
                       DDA# 8611711342
                       For credit to the PNC Funds
                       Further credit (your fund number, your account
                       number and the name on the account)
                       Confirmation or order number (if applicable)

                    - Complete and sign the account application and mail to:

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          P.O. Box 9795
                          Providence, RI 02940-9795

                          OVERNIGHT DELIVERY TO:

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          101 Sabin Street
                          Pawtucket, RI 02860-1427

                                      NEW ACCOUNT SET UP                                     ADDING TO AN EXISTING ACCOUNT
                        -------------------------------------------------   -------------------------------------------------------
BY  EXCHANGE            -  You may exchange your shares of a PNC            -  If you previously selected the telephone exchange
                           Fund for the same class of shares of                option for your account, call our Investor Services
                           another PNC Fund.                                   at 1-800-622-FUND (3863) to exchange your shares.

                        -  Call with your account name, number,             -  To authorize exchanges to your account, please
                           and amount of exchange into an existing             complete an Account Maintenance Form or call
                           account.                                            Investor Services.

                        -  You may exchange your shares on any Business
                           Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

FINANCIAL INTERMEDIARY  -  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to
                           PNC Funds' transfer agent on time.

                        -  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

                        -  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the NYSE is open for business (Business
Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time. However, the Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with all of the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million.

There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange Class I Shares of one PNC Fund for Class I Shares of another PNC Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I Shares of the Funds for Institutional Shares of the money market funds of PNC Advantage Funds. Exchanges into Institutional Shares of the money market funds of PNC Advantage Funds are subject to certain minimum initial and subsequent investment requirements. Please see a PNC Advantage Funds' prospectus for more information.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE                  The minimum amount for Internet redemptions is $100. To authorize this service,
PNCFUNDS.COM            please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

BY TELEPHONE            Call with the account name, number, and amount of redemption. Redemptions will be sent
1-800-622-FUND (3863)   to the shareholder's address or bank account on record.

FINANCIAL INTERMEDIARY  Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Funds.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means that your request includes complete information.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)   the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

-     Reject a purchase or exchange order

- Delay payment of immediate cash redemption proceeds for up to seven calendar days

- Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

-     Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

All of the Funds listed in this prospectus distribute income on a monthly basis. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Except as discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. The maximum federal income tax long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, a sunset provision provides that this rate will increase to 20% for taxable years beginning after December 31, 2010. You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange, or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. If you receive an exempt-interest dividend with respect to any share of a Tax Exempt Bond Fund (defined below) and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

IRAs AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

TAX EXEMPT BOND FUNDS

The Tax Exempt Bond Funds anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes. The Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes. The Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                                      High-Yield
                                    Exchange    Fixed                   Lower                               Mortgage-
                                     Traded     Income    Government    Rated     Municipal   Asset-Backed    Backed    Derivative
                                     Funds    Securities  Securities  Securities  Securities   Securities   Securities  Instruments
                                    --------  ----------  ----------  ----------  ----------  ------------  ----------  -----------
PNC Bond Fund                          --         --          --                                    --           --          --
PNC Government Mortgage Fund           --         --          --                                    --           --
PNC High Yield Bond Fund               --         --                      --                        --           --          --
PNC Intermediate Bond Fund             --         --          --                                    --           --          --
PNC Limited Maturity Bond
Fund                                   --         --          --                                    --           --
PNC Total Return Advantage
Fund                                   --         --          --          --                        --           --          --
PNC Ultra Short Bond Fund              --         --          --                                    --           --
PNC Intermediate Tax Exempt
Bond Fund                                         --                                  --
PNC Michigan Intermediate
Municipal Bond Fund                               --                                  --
PNC Ohio Intermediate Tax
Exempt Bond Fund                                  --                                  --
PNC Pennsylvania Intermediate
Municipal Bond Fund                               --                                  --

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

- Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks see the Statement of Additional Information.

SECURITIES LENDING

The Fixed Income Funds may lend their portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Funds will receive collateral from the borrower equal to at least 101.5% of the market value of the securities loaned. Should the borrower of the securities fail financially, the Funds may experience delays in recovering the loaned securities or exercising its rights in the collateral.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

CONVERTIBLE SECURITIES

The Fixed Income Funds may invest in convertible securities, which have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

FOREIGN SECURITIES

Each of the Fixed Income Funds may invest in foreign securities. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt, and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

- A Fund may incur substantial costs in connection with conversions between various currencies;

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

                                                            FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the fiscal year ended May 31, 2009 have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2009 and are incorporated by reference into the Statement of Additional Information. The audited financial statements and financial highlights for all prior fiscal periods were audited by Ernst & Young LLP, the Funds' prior independent registered public accounting firm.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


             NET ASSET               REALIZED AND                          DIVIDENDS    DISTRIBUTIONS
               VALUE,      NET        UNREALIZED      PAYMENT               FROM NET       FROM NET     NET ASSET
             BEGINNING  INVESTMENT    GAIN (LOSS)        BY                INVESTMENT     REALIZED     VALUE, END    TOTAL
             OF PERIOD   INCOME(1)  ON INVESTMENTS   AFFILIATE(1)            INCOME     CAPITAL GAINS   OF PERIOD   RETURN+
             ---------  ----------  --------------   ------------          ----------   -------------  ----------  ---------
BOND FUND

CLASS I
2009          $10.03       $0.47        $(0.22)           $--                $(0.48)         $ --        $ 9.80      2.69%
2008            9.89        0.48          0.14             --*,(2)            (0.48)           --         10.03      6.37
2007            9.71        0.46          0.16             --                 (0.44)           --          9.89      6.47
2006           10.22        0.43         (0.50)            --                 (0.44)           --          9.71     (0.74)
2005            9.98        0.41          0.25             --                 (0.42)           --         10.22      6.69

GOVERNMENT MORTGAGE FUND

CLASS I
2009          $ 9.18       $0.44        $ 0.35            $--                $(0.46)         $ --        $ 9.51       8.80%
2008            9.01        0.45          0.17             --*,(2)            (0.45)           --          9.18       7.04
2007            8.90        0.45          0.11             --                 (0.45)           --          9.01       6.42
2006            9.34        0.43         (0.42)            --                 (0.45)           --          8.90       0.08
2005            9.23        0.41          0.15             --                 (0.45)           --          9.34       6.18

HIGH YIELD BOND FUND

CLASS I
2009          $ 9.93       $0.80        $(1.97)           $--                $(0.80)         $ --        $ 7.96     (11.05)%
2008(4)        10.00        0.06         (0.07)            --                 (0.06)           --          9.93      (0.10)

                                                        RATIO       RATIO OF NET
                                       RATIO OF NET  OF EXPENSES  INVESTMENT INCOME
                            RATIO OF    INVESTMENT    TO AVERAGE     TO AVERAGE
              NET ASSETS    EXPENSES     INCOME       NET ASSETS     NET ASSETS      PORTFOLIO
                END OF     TO AVERAGE   TO AVERAGE   (BEFORE FEE     (BEFORE FEE     TURNOVER
             PERIOD (000)  NET ASSETS   NET ASSETS     WAIVERS)       WAIVERS)         RATE
             ------------  ----------  ------------  -----------  -----------------  ---------
BOND FUND

CLASS I
2009           $258,327       0.61%        4.91%        0.65%          4.87%           105%(3)
2008            302,464       0.59         4.78         0.69           4.68            168(3)
2007            357,483       0.59         4.64         0.69           4.54            298(3)
2006            359,501       0.67         4.29         0.74           4.22            447(3)
2005            374,907       0.76         3.99         0.76           3.99            515(3)

GOVERNMENT MORTGAGE FUND

CLASS I
2009           $156,430       0.63%        4.68%        0.68%          4.63%            83%(3)
2008            177,897       0.59         4.93         0.74           4.78            173(3)
2007            243,999       0.59         4.94         0.74           4.79            409(3)
2006            245,162       0.64         4.70         0.79           4.55            593(3)
2005            239,724       0.67         4.44         0.82           4.29            753(3)

HIGH YIELD BOND FUND

CLASS I
2009           $ 10,273       0.75%       10.29%        1.33%          9.71%           100%
2008(4)           6,339       0.75         7.12         7.24           0.63             11

+     TOTAL RETURN EXCLUDES SALES CHARGE.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) DUE TO THEIR INVESTMENT STRATEGY, BOND FUND AND GOVERNMENT MORTGAGE FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(4) HIGH YIELD BOND FUND CLASS I COMMENCED OPERATIONS ON APRIL 29, 2008. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                    NET ASSET                 REALIZED AND                      DIVIDENDS   DISTRIBUTIONS
                      VALUE,        NET        UNREALIZED       PAYMENT         FROM NET      FROM NET      NET ASSET
                    BEGINNING   INVESTMENT     GAIN (LOSS)         BY          INVESTMENT     REALIZED      VALUE, END
                     OF YEAR     INCOME(1)   ON INVESTMENTS   AFFILIATE(1)       INCOME     CAPITAL GAINS    OF YEAR
                    ---------   ----------   --------------   ------------     ----------   -------------   ----------
INTERMEDIATE BOND FUND

CLASS I
2009                $   10.75     $  0.45        $   0.10       $  --            $ (0.45)       $    --      $ 10.85
2008                    10.47        0.48            0.28          -- *,(3)        (0.48)            --        10.75
2007                    10.34        0.46            0.11          --              (0.44)            --        10.47
2006                    10.78        0.42           (0.44)         --              (0.42)            --        10.34
2005                    10.69        0.37            0.09          --              (0.37)            --        10.78

LIMITED MATURITY BOND FUND

CLASS I
2009                $    9.96     $  0.38        $   0.14       $  --            $ (0.37)       $    --      $ 10.11
2008                     9.79        0.42            0.17          -- *,(3)        (0.42)            --         9.96
2007                     9.70        0.40            0.09          --              (0.40)            --         9.79
2006                     9.85        0.32           (0.13)         --              (0.34)            --         9.70
2005                     9.95        0.25           (0.07)         --              (0.28)            --         9.85

TOTAL RETURN ADVANTAGE FUND

CLASS I
2009                $   10.09     $  0.51        $  (0.33)      $  --            $ (0.52)       $ (0.11)     $  9.64
2008                    10.00        0.49            0.10          -- *,(3)        (0.50)            --        10.09
2007                     9.86        0.47            0.13          --              (0.46)            --        10.00
2006                    10.45        0.43           (0.52)         --              (0.43)         (0.07)        9.86
2005                    10.22        0.39            0.33          --              (0.39)         (0.10)       10.45

ULTRA SHORT BOND FUND

CLASS I
2009                $   10.00     $  0.31        $   0.09       $  --            $ (0.33)       $    --      $ 10.07
2008                     9.89        0.43            0.11          -- *,(3)        (0.43)            --        10.00
2007                     9.84        0.44            0.04          --              (0.43)            --         9.89
2006                     9.91        0.34           (0.05)         --              (0.36)            --         9.84
2005                    10.00        0.22           (0.07)         --              (0.24)            --         9.91

                                                                          RATIO         RATIO OF NET
                                                        RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                                            RATIO OF     INVESTMENT     TO AVERAGE       TO AVERAGE
                              NET ASSETS    EXPENSES       INCOME       NET ASSETS       NET ASSETS      PORTFOLIO
                     TOTAL      END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE      TURNOVER
                    RETURN+   YEAR (000)   NET ASSETS    NET ASSETS      WAIVERS)         WAIVERS)        RATE(2)
                    -------   ----------   ----------   ------------   -----------   -----------------   ---------
INTERMEDIATE BOND FUND

CLASS I
2009                  5.35%   $ 355,284       0.56%         4.29%         0.61%            4.24%           110%
2008                  7.39      356,799       0.54          4.51          0.69             4.36            126
2007                  5.55      341,591       0.56          4.37          0.71             4.22            174
2006                 (0.18)     404,812       0.59          3.99          0.74             3.84            285
2005                  4.38      461,620       0.60          3.43          0.75             3.28            280

LIMITED MATURITY BOND FUND

CLASS I
2009                  5.38%   $ 140,015       0.53%         3.78%         0.57%            3.74%            86%
2008                  6.07      139,876       0.51          4.27          0.61             4.17             95
2007                  5.17      155,648       0.51          4.11          0.61             4.01            143
2006                  1.96      171,192       0.56          3.25          0.66             3.15            115
2005                  1.85      212,573       0.55          2.47          0.65             2.37            132

TOTAL RETURN ADVANTAGE FUND

CLASS I
2009                  2.16%   $ 151,042       0.62%         5.39%         0.69%            5.32%           101%
2008                  5.97      395,543       0.58          4.88          0.73             4.73            100
2007                  6.18      399,105       0.58          4.67          0.73             4.52            171
2006                 (0.97)     326,122       0.62          4.20          0.77             4.05            218
2005                  7.14      319,802       0.63          3.74          0.78             3.59            214

ULTRA SHORT BOND FUND

CLASS I
2009                  4.12%   $  91,445       0.40%         3.14%         0.47%            3.07%           101%
2008                  5.52       64,966       0.37          4.32          0.57             4.12            116
2007                  4.97       71,115       0.35          4.39          0.55             4.19            111
2006                  2.93       98,120       0.36          3.46          0.56             3.26             85
2005                  1.48      178,675       0.38          2.27          0.58             2.07            219

+     TOTAL RETURN EXCLUDES SALES CHARGE.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, INTERMEDIATE BOND FUND, LIMITED MATURITY BOND FUND, TOTAL RETURN ADVANTAGE FUND AND ULTRA SHORT BOND FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(3) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                   NET ASSET                   REALIZED AND                   DIVIDENDS    DISTRIBUTIONS
                     VALUE,        NET         UNREALIZED        PAYMENT       FROM NET      FROM NET      NET ASSET
                   BEGINNING    INVESTMENT      GAIN (LOSS)        BY         INVESTMENT     REALIZED      VALUE, END
                    OF YEAR      INCOME(1)    ON INVESTMENTS   AFFILIATE(1)     INCOME     CAPITAL GAINS    OF YEAR
                   ---------    ----------    --------------   ------------   ----------   -------------   ----------
INTERMEDIATE TAX EXEMPT BOND FUND

CLASS I
2009                $  9.82      $  0.36        $    0.06       $  --          $ (0.36)     $  (0.01)       $  9.87
2008                   9.77         0.38             0.09          --*,(2)       (0.38)        (0.04)          9.82
2007                   9.90         0.38            (0.03)         --            (0.38)        (0.10)          9.77
2006                  10.19         0.39            (0.29)         --            (0.39)           --           9.90
2005                  10.13         0.39             0.06          --            (0.39)           --          10.19

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

CLASS I
2009                $ 10.07      $  0.38         $     --*      $  --          $ (0.38)     $  (0.11)       $  9.96
2008                  10.16         0.41             0.11          --*,(2)       (0.41)        (0.20)         10.07
2007                  10.38         0.44            (0.08)         --            (0.44)        (0.14)         10.16
2006                  10.80         0.47            (0.38)         --            (0.47)        (0.04)         10.38
2005                  10.93         0.48            (0.11)         --            (0.48)        (0.02)         10.80

OHIO INTERMEDIATE TAX EXEMPT BOND FUND

CLASS I
2009                $ 11.09      $  0.40         $   0.19       $  --       $  $ (0.40)     $     --        $ 11.28
2008                  10.93         0.41             0.16          --*,(2)       (0.41)           --          11.09
2007                  10.94         0.41            (0.01)         --            (0.41)           --          10.93
2006                  11.24         0.41            (0.30)         --            (0.41)           --          10.94
2005                  11.20         0.42             0.04          --            (0.42)           --          11.24

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

CLASS I
2009                $ 10.40      $  0.34         $   0.18       $  --          $ (0.34)     $  (0.08)       $ 10.50
2008                  10.28         0.36             0.17          --*,(2)       (0.36)        (0.05)         10.40
2007                  10.28         0.37             0.03          --            (0.37)        (0.03)         10.28
2006                  10.56         0.37            (0.28)         --            (0.37)           --          10.28
2005                  10.46         0.36             0.10          --            (0.36)           --          10.56



                                                                         RATIO         RATIO OF NET
                                                       RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                                           RATIO OF     INVESTMENT    TO AVERAGE       TO AVERAGE
                             NET ASSETS    EXPENSES       INCOME      NET ASSETS       NET ASSETS       PORTFOLIO
                    TOTAL      END OF     TO AVERAGE    TO AVERAGE    (BEFORE FEE      (BEFORE FEE       TURNOVER
                   RETURN+   YEAR (000)   NET ASSETS    NET ASSETS     WAIVERS)         WAIVERS)           RATE
                   -------   ----------   ----------   ------------   -----------   -----------------   ---------
INTERMEDIATE TAX EXEMPT BOND FUND

CLASS I
2009                4.44%    $  64,860       0.60%         3.69%         0.65%            3.64%             18%
2008                4.95        71,944       0.57          3.89          0.72             3.74              33
2007                3.55        98,131       0.57          3.83          0.72             3.68              56
2006                1.01       114,947       0.61          3.89          0.76             3.74              49
2005                4.54       131,474       0.61          3.85          0.76             3.70               9

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

CLASS I
2009                3.92%    $  26,883       0.62%         3.86%         0.68%            3.80%              6%
2008                5.24        36,528       0.60          4.07          0.75             3.92              42
2007                3.48        42,756       0.58          4.22          0.73             4.07              47
2006                0.88        64,058       0.61          4.42          0.76             4.27              28
2005                3.39        88,583       0.62          4.37          0.77             4.22               7

OHIO INTERMEDIATE TAX EXEMPT BOND FUND

CLASS I
2009                5.43%    $ 100,947       0.57%         3.60%         0.62%            3.55%             11%
2008                5.33       109,258       0.55          3.74          0.70             3.59              18
2007                3.69       125,426       0.56          3.72          0.71             3.57              39
2006                1.03       140,658       0.60          3.73          0.75             3.58              39
2005                4.19       144,334       0.62          3.76          0.77             3.61              11

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

CLASS I
2009                5.18%    $  32,304       0.60%         3.32%         0.65%            3.27%             17%
2008                5.23        34,317       0.57          3.48          0.72             3.33              25
2007                3.89        37,521       0.58          3.54          0.73             3.39              29
2006                0.90        44,427       0.62          3.59          0.77             3.44              52
2005                4.41        49,028       0.64          3.36          0.79             3.21              15

+     TOTAL RETURN EXCLUDES SALES CHARGE.

*     AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)   PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                               INVESTMENT ADVISER
                            PNC Capital Advisors, LLC
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201

                                   UNDERWRITER
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

      The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      - Information that you provide to us, such as on applications or other forms, or

      -     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                      NOTES

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
   Commercial Metals Company

JOHN R. MURPHY
CO-CHAIRMAN
Vice Chairman, National Geographic Society
Director:
   Omnicon Group, Inc.
   SirsiDynix

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus), Gatton
   College of Business and Economics,
   University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

DALE C. LAPORTE
LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General
   Counsel, Invacare Corporation
Director:
   Invacare Corporation

L. WHITE MATTHEWS, III
Retired; Chairman, Ceridian Corporation
Director:
   Matrixx Initiatives, Inc.
   Imation Corp.
   Constar International Inc.

EDWARD D. MILLER, JR.
Dean and Chief Executive Officer,
   Johns Hopkins Medicine
Director:
   Bradmer Pharmaceuticals, Inc.
   Care  Fusion

        PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                                (PNC FUNDS LOGO)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:
By Internet:
pncfunds.com

BY TELEPHONE:
Call 1-800-622-FUND (3863)

BY MAIL:
PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act
registration number is 811-4416

(PNC FUNDS LOGO)

PS-007-0210

                                     PNC FUNDS PROSPECTUS
                                           A AND C SHARES   OCTOBER 1, 2009,
                                                            AS AMENDED
                                                            FEBRUARY 8, 2010

                                       MONEY MARKET FUNDS

                             Government Money Market Fund
                                        Money Market Fund
                         Ohio Municipal Money Market Fund
                Pennsylvania Tax Exempt Money Market Fund
                             Tax Exempt Money Market Fund
                               Treasury Money Market Fund

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED   [PNC FUNDS LOGO]
       OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
   ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                          CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT ADVISER
PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the PNC Money Market Funds before investing. PNC Funds also offers Class A and Class C Shares of Equity, Fixed Income, and Tax Exempt Bond Funds in separate prospectuses. To obtain more information on PNC Funds, visit pncfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS .............................      1
PNC GOVERNMENT MONEY MARKET FUND ........................................      2
PNC MONEY MARKET FUND ...................................................      4
PNC OHIO MUNICIPAL MONEY MARKET FUND ....................................      6
PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND ...........................      8
PNC TAX EXEMPT MONEY MARKET FUND ........................................     10
PNC TREASURY MONEY MARKET FUND ..........................................     12
MORE INFORMATION ABOUT PRINCIPAL RISKS ..................................     18
INVESTMENT ADVISER AND INVESTMENT TEAMS .................................     20
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ........................     21
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS .............................     31
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .....................     32
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ..................     34
MORE INFORMATION ABOUT FUND INVESTMENTS .................................     36
FINANCIAL HIGHLIGHTS ....................................................     37

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that goal. The investment objective of a Fund may be changed without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this objective and it is possible that you may lose money by investing in a Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

PNC GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

Class A     PGAXX

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 34.

                                                PNC GOVERNMENT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999        4.66%
2000        5.94%
2001        3.64%
2002        1.21%
2003        0.49%
2004        0.68%
2005        2.56%
2006        4.45%
2007        4.61%
2008        1.95%

Best Quarter       1.53%      (9/30/00)
Worst Quarter      0.09%      (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 0.12%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Government Money Market Fund                      1.95%    2.84%      3.00%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT PNCFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

Class A     PEAXX
Class C     PECXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 34.

                                                           PNC MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance of Class C Shares will differ due to differences in expenses. The performance table measures performance in terms of the average annual total returns of the Fund's Class A and Class C Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999        4.76%
2000        6.05%
2001        3.66%
2002        1.22%
2003        0.53%
2004        0.71%
2005        2.62%
2006        4.52%
2007        4.74%
2008        2.23%

Best Quarter       1.56%      (9/30/00)
Worst Quarter      0.10%      (6/30/04)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 0.10%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Money Market Fund                                 2.23%    2.95%      3.09%

                                                              SINCE      DATE OF
CLASS C SHARES                           1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                           ------   -------   ---------   ---------
PNC Money Market Fund                     1.53%    2.34%      2.03%     11/15/00

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT PNCFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, single state risk, stable NAV risk

TICKER SYMBOL

Class A     POAXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal and corporate income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Ohio municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 34.

                                            PNC OHIO MUNICIPAL MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999        2.78%
2000        3.68%
2001        2.42%
2002        0.98%
2003        0.52%
2004        0.66%
2005        1.85%
2006        2.94%
2007        3.17%
2008        1.83%

Best Quarter       0.98%     (12/31/00)
Worst Quarter      0.09%      (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 0.13%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Ohio Municipal Money Market Fund                  1.83%    2.09%      2.08%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT PNCFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, single state risk, stable NAV risk

TICKER SYMBOL

Class A     PSAXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 34.

                                   PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999        2.82%
2000        3.65%
2001        2.37%
2002        0.99%
2003        0.52%
2004        0.61%
2005        1.84%
2006        2.97%
2007        3.16%
2008        1.72%

Best Quarter       0.95%     (12/31/00)
Worst Quarter      0.09%      (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 0.08%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Pennsylvania Tax Exempt Money Market Fund         1.72%    2.05%      2.06%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT PNCFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current interest income exempt from federal income tax consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, stable NAV risk

TICKER SYMBOL

Class A     PXAXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 34.

                                                PNC TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999        2.80%
2000        3.68%
2001        2.37%
2002        0.94%
2003        0.50%
2004        0.65%
2005        1.85%
2006        2.94%
2007        3.17%
2008        1.78%

Best Quarter       0.97%     (12/31/00)
Worst Quarter      0.09%      (9/30/03)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 0.13%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Tax Exempt Money Market Fund                      1.78%    2.07%      2.06%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT PNCFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

General risks, interest rate risk, stable NAV risk

TICKER SYMBOL

Class A     PRAXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 18, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 34.

                                                  PNC TREASURY MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A Shares from year to year. The performance table measures performance in terms of the average annual total returns of the Fund's Class A Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

1999        4.18%
2000        5.37%
2001        3.37%
2002        1.09%
2003        0.40%
2004        0.54%
2005        2.29%
2006        4.13%
2007        4.01%
2008        1.03%

Best Quarter       1.41%     (12/31/00)
Worst Quarter      0.06%     (12/31/08)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                       1 YEAR   5 YEARS   10 YEARS
--------------                                       ------   -------   --------
PNC Treasury Money Market Fund                        1.03%    2.39%      2.63%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT PNCFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 15 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   GOVERNMENT                                   OHIO MUNICIPAL
                                                  MONEY MARKET                                   MONEY MARKET
                                                      FUND            MONEY MARKET FUND              FUND
                                                     CLASS A         CLASS A     CLASS C           CLASS A
                                                  ------------       -------     -------        --------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                     None            None         None              None

Maximum Deferred Sales Charge
(Load) (as percentage of net asset value)             None            None         1.00%(1)          None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                   None            None         None              None

Redemption Fee (as a percentage
of amount redeemed, if applicable)                    None            None         None              None

Exchange Fee                                          None            None         None              None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                              0.25%(2)        0.25%(2)     0.25%(2)          0.20%*

Distribution (12b-1) Fees                             0.03%(3)        0.03%(3)     0.75%             0.03%(3)

Other Expenses:

   Shareholder Servicing Fees(4)                      0.25%           0.25%        0.25%             0.25%

   Other                                              0.09%           0.09%        0.09%             0.10%

Total Other Expenses                                  0.34%           0.34%        0.34%             0.35%

Acquired Fund Fees & Expenses                          N/A             N/A          N/A              0.01%(5)

Total Annual Fund Operating Expenses(7)               0.62%(2)        0.62%(2)     1.34%(2)          0.59%*

SEE PAGE 16 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING TOTAL ANNUAL FUND OPERATING EXPENSES TO THE AMOUNTS SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WOULD BE:

                                                                OHIO MUNICIPAL
                                                               MONEY MARKET FUND
                                                                    CLASS A
                                                               -----------------
Investment Advisory Fees                                             0.15%
Total Annual Fund Operating Expenses                                 0.54%

FOR INFORMATION ABOUT ADDITIONAL VOLUNTARY WAIVERS, PLEASE SEE FOOTNOTE 7 ON PAGE 16.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                PENNSYLVANIA TAX                                   TREASURY
                                                  EXEMPT MONEY         TAX EXEMPT MONEY          MONEY MARKET
                                                  MARKET FUND             MARKET FUND                FUND
                                                    CLASS A                 CLASS A                 CLASS A
                                                ----------------       ----------------          ------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as percentage of offering price)                      None                     None                   None

Maximum Deferred Sales Charge (Load)
(as percentage of net asset value)                     None                     None                   None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                    None                     None                   None

Redemption Fee (as a percentage of
amount redeemed, if applicable)                        None                     None                   None

Exchange Fee                                           None                     None                   None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                               0.20%*                   0.20%*                 0.25%(2)

Distribution (12b-1) Fees                              0.03%(3)                 0.03%(3)               0.03%(3)

Other Expenses:

   Shareholder Servicing Fees(4)                       0.25%                    0.25%                  0.25%

   Other                                               0.11%                    0.11%(6)               0.10%

Total Other Expenses                                   0.36%                    0.36%                  0.35%

Acquired Fund Fees & Expenses                          0.01%(5)                  N/A                   0.02%(5)

Total Annual Fund Operating Expenses(7)                0.60%*                   0.59%*                 0.65%(2)

SEE PAGE 16 FOR ALL OTHER FOOTNOTES.

* THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE FEES AND REIMBURSE EXPENSES, LIMITING TOTAL ANNUAL FUND OPERATING EXPENSES TO THE AMOUNTS SET FORTH BELOW. THIS VOLUNTARY ADVISORY FEE WAIVER AND EXPENSE REIMBURSEMENT IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES WOULD BE:

                                        PENNSYLVANIA TAX
                                          EXEMPT MONEY             TAX EXEMPT MONEY
                                          MARKET FUND                MARKET FUND
                                            CLASS A                    CLASS A
                                        ----------------           ----------------
Investment Advisory Fees                      0.15%                      0.15%
Total Annual Fund Operating Expenses          0.55%                      0.54%

FOR INFORMATION ABOUT ADDITIONAL VOLUNTARY WAIVERS, PLEASE SEE FOOTNOTE 7 ON PAGE 16.

(1) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to eighteen months from the date of purchase.

(2) For the Government Money Market, Money Market and Treasury Money Market Funds, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(3) "Distribution (12b-1) Fees" have been restated to limit the maximum fees to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the tables above during the current fiscal year.

(4) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share class. The Adviser and its affiliates have voluntarily agreed to waive Shareholder Servicing Fees otherwise payable to them and reimburse the Funds for Shareholder Servicing Fees payable to other financial institutions so that the Funds shall bear no expenses related to Shareholder Servicing Fees. This voluntary waiver by the Adviser and its affiliates may be changed or terminated at any time. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(6) "Other Expenses" for the Tax Exempt Money Market Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(7) The Adviser has voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for each of the Funds. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time. After giving effect to this voluntary waiver and the applicable waivers noted in the footnotes above, the "Total Annual Fund Operating Expenses" would be:


                                                 GOVERNMENT                                 OHIO MUNICIPAL
                                             MONEY MARKET FUND       MONEY MARKET FUND     MONEY MARKET FUND
                                                  CLASS A           CLASS A     CLASS C        CLASS A
                                             -----------------      -------     -------    -----------------
Total Annual Fund Operating Expenses               0.24%            0.27%         0.27%           0.29%

                                              PENNSYLVANIA TAX            TAX EXEMPT             TREASURY
                                                EXEMPT MONEY                MONEY                 MONEY
                                                MARKET FUND              MARKET FUND           MARKET FUND
                                                  CLASS A                   CLASS A               CLASS A
                                             -----------------           -----------           -----------
Total Annual Fund Operating Expenses               0.25%                    0.26%                 0.18%

For more information about these fees, see "Investment Adviser and Investment Teams" and "Distribution and Shareholder Services Plans".

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                     1 YEAR      3 YEARS      5 YEARS       10 YEARS
                                                     ------      -------      -------       --------
GOVERNMENT MONEY MARKET FUND
     Class A Shares                                  $  63       $  199       $   346        $   774

MONEY MARKET FUND
     Class A Shares                                  $  63       $  199       $   346        $   774
     Class C Shares(1)                               $ 236       $  425       $   734        $ 1,613
     Class C Shares(2)                               $ 136       $  425       $   734        $ 1,613

OHIO MUNICIPAL MONEY MARKET FUND
     Class A Shares                                  $  60       $  189       $   329        $   738

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
     Class A Shares                                  $  61       $  192       $   335        $   750

TAX EXEMPT MONEY MARKET FUND
     Class A Shares                                  $  60       $  189       $   329        $   738

TREASURY MONEY MARKET FUND
     Class A Shares                                  $  66       $  208       $   362        $   810

(1) IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD.

(2) IF YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIOD.

MORE INFORMATION ABOUT PRINCIPAL RISKS

                                                            Counter-              Interest    Single    Stable
                                                  General     Party     Credit      Rate      State       NAV
                                                   Risks      Risk       Risk       Risk       Risk      Risk
                                                  -------   --------    ------    --------    ------    ------
MONEY MARKET FUNDS
   Government Money Market Fund                      -          -         -          -                    -
   Money Market Fund                                 -          -         -          -                    -
   Ohio Municipal Money Market Fund                  -                    -          -          -         -
   Pennsylvania Tax Exempt Money Market Fund         -                    -          -          -         -
   Tax Exempt Money Market Fund                      -                    -          -                    -
   Treasury Money Market Fund                        -                               -                    -

GENERAL RISKS. The Adviser evaluates the risks and rewards presented by all securities purchased by the Funds and how they advance the Funds' investment objectives. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in the Funds, just as you could with other investments.

COUNTER-PARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Funds invest only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, a Fund could lose money which might lower the Fund's performance. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of a Fund's securities.

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates. For example, a Fund's yield will tend to be higher when interest rates fall.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that specific state.

STABLE NAV RISK. A Fund's ability to maintain a $1.00 per share NAV at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 34.

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital managed approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) Allegiant Asset Management received for each Fund for the fiscal year ended May 31, 2009.

                                                                                               ADVISORY FEES PAID AS
                                                                                              A PERCENTAGE OF AVERAGE
                                                                                          NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                               MANAGEMENT TEAM                          ENDED MAY 31, 2009
----------------------------------------------   ---------------------------------------  ------------------------------
Government Money Market Fund                      Taxable Money Market Management Team                   0.25%
Money Market Fund                                 Taxable Money Market Management Team                   0.25%
Ohio Municipal Money Market Fund                 Tax Exempt Money Market Management Team                 0.15%
Pennsylvania Tax Exempt Money Market Fund        Tax Exempt Money Market Management Team                 0.15%
Tax Exempt Money Market Fund                     Tax Exempt Money Market Management Team                 0.15%
Treasury Money Market Fund                        Taxable Money Market Management Team                   0.23%

A discussion regarding the basis for the Board's approval of the interim and new investment advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2009.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. While the Adviser does not currently expect to use the Manager of Managers Structure with respect to the Funds, the Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

     CLASS A SHARES (ALL FUNDS)

     -    NO FRONT-END SALES CHARGE

     -    12B-1 FEES UP TO 0.10% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

     CLASS C SHARES (MONEY MARKET FUND ONLY)

     - EXCHANGE ONLY FROM A PNC FUNDS NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM (OR INITIAL PURCHASE THROUGH RETIREMENT PLANS)

     -    NO FRONT-END SALES CHARGE

     - CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE) (NOT APPLICABLE TO INITIAL PURCHASES BY RETIREMENT PLANS)

     -    12B-1 FEES UP TO 0.75% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are intended for individual investors and retirement plans.

For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 24. For information on how to open an account and set up procedures for placing transactions call 1-800-622-FUND (3863).

Class C Shares of the PNC Money Market Fund are also available via an exchange from Class C Shares of another Fund of PNC Funds. You may purchase Class C Shares of the PNC Money Market Fund as part of your initial investment only through a retirement plan or if you are participating in a Systematic Exchange Program (see page 25).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales-and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

              NEW ACCOUNT SET UP                                ADDING TO AN EXISTING ACCOUNT
              ------------------------------------------------  ------------------------------------------------
ONLINE        -  Visit our site and click on "Account           -  You may place your purchase order
PNCFUNDS.COM     Access" to submit an online application.          on our website using your established
                 Or log on to our online Forms Center to           banking instructions for payment.
                 print an application and mail to the              To authorize this service, please complete
                 address below.                                    an Account Maintenance Form or call
                                                                   1-800-622-FUND (3863).
              -  Unless you arrange to pay by wire or
                 ACH, write your check, payable in
                 U.S. dollars, to "PNC Funds (Fund
                 name)." PNC Funds cannot accept third-
                 party checks, starter checks, credit
                 cards, credit card checks, cash or cash
                 equivalents (i.e., cashier's check, bank
                 draft, money order or travelers' check).

BY MAIL       -  Complete and sign an application.              -  Provide purchase instructions with the
                 Applications may be requested by calling          fund name, share class, your account
                 1-800-622-FUND (3863) and are also                number and account registration
                 available at pncfunds.com.                        information.

              -  Make your check payable to "PNC Funds          -  Make your check payable to "PNC Funds
                 (Fund Name)." PNC Funds cannot                    (Fund Name)." PNC Funds cannot
                 accept third-party checks, starter checks,        accept third-party checks, starter checks,
                 credit cards, credit card checks, cash or         credit cards, credit card checks, cash or
                 cash equivalents (i.e., cashier's check, bank     cash equivalents (i.e., cashier's check, bank
                 draft, money order or travelers' check).          draft, money order or travelers' check).

              -  Mail the completed and signed account          -  Mail the instructions and the check to
                 application and your check to:                    one of the two mailing addresses provided.

                    PNC Funds
                    c/o PNC Global Investment
                    Servicing
                    P.O. Box 9795
                    Providence, RI 02940-9795

                 OVERNIGHT DELIVERY TO:

                    PNC Funds
                    c/o PNC Global Investment
                    Servicing
                    101 Sabin Street
                    Pawtucket, RI 02860-1427


                     NEW ACCOUNT SET UP                            ADDING TO AN EXISTING ACCOUNT
                     --------------------------------------------  --------------------------------------------
BY TELEPHONE WITH    -  Call Investor Services at                  -  If you previously selected the telephone
WIRE TRANSFER           1-800-622-FUND (3863) to set                  purchases option for your account, call
                        up an account number and to receive           Investor Services at 1-800-622-FUND
                        a wire control number to be included          (3863) to purchase additional shares.
                        in the body of the wire.
                                                                   -  If your bank account information is on
                     -  Ask your bank to transmit immediately         file, you can request purchases through
                        available funds by wire. Your bank may        federal funds wire or electronic transfer
                        charge you a wiring fee for this service.     through the Automated Clearing House.

                     -  Wiring instructions are as follows:        -  To add telephone purchases option to
                                                                      your account, please complete an Account
                           PNC Bank, N.A.                             Maintenance Form or call Investor
                           Philadelphia, PA                           Services.
                           ABA # 031000053
                           DDA# 8611711342
                           For credit to the PNC Funds
                           Further credit (your fund number,
                           your account number and the name
                           on the account)
                           Confirmation or order number
                           (if applicable)

                     -  Complete and sign the account
                        application and mail to:

                           PNC Funds
                           c/o PNC Global Investment
                           Servicing
                           P.O. Box 9795
                           Providence, RI 02940-9795

                        OVERNIGHT DELIVERY TO:

                           PNC Funds
                           c/o PNC Global Investment
                           Servicing
                           101 Sabin Street
                           Pawtucket, RI 02860-1427

PLANNED INVESTMENT   -  With a $50 minimum initial investment,     -  With current bank account information
PROGRAM (SYSTEMATIC     you may purchase Class A or Class C           on your account, participation in the
INVESTING)              Shares automatically through regular          program can be arranged via the Internet
                        deductions from your regular checking or      or by calling 1-800-622-FUND (3863).
                        savings bank account in amounts of at
                        least $50 per month per account.           -  For existing accounts, without bank
                                                                      account information, participation can be
                     -  You may arrange for participation in this     arranged by completing an Account
                        program when a new account is established.    Maintenance Form with banking
                                                                      information. This form must include a
                                                                      signature guarantee by a bank or other
                                                                      financial institution.

                        NEW ACCOUNT SET UP                          ADDING TO AN EXISTING ACCOUNT
                        ------------------------------------------  ----------------------------------------------------
BY EXCHANGE             -  You may exchange your shares of a Fund   -  If you previously selected the telephone
                           for the same class of shares of another     exchange option for your account, call
                           PNC Fund.                                   Investor Services at 1-800-622-FUND
                                                                       (3863) to exchange your shares.
                        -  Call with your account name, number,
                           and amount of exchange into an existing  -  To authorize exchanges to your account,
                           account (minimum amount is $1,000).         please complete an Account Maintenance
                                                                       Form or call Investor Services.
                        -  You may exchange your shares on any
                           Business Day. The deadline for
                           submitting same day exchange orders to
                           PNC Funds' transfer agent is 4:00 p.m.
                           Eastern time.

SYSTEMATIC EXCHANGE     -  You may exchange shares of a PNC Money Market Fund for any other PNC Fund of the same
PROGRAM                    class automatically, at periodic intervals. If you would like to enter a program concerning
                           Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

                        -  You may arrange for participation in this program via the Internet at pncfunds.com, by calling 1-800-622-FUND (3863) or by completing an account application.

FINANCIAL INTERMEDIARY  -  Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds on time.

                        -  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below), and the order will be priced at the Fund's net asset value (NAV) per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

                        -  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons by the Adviser, a Fund will value its portfolio at market price or fair value prices determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form which, in some cases, may require receipt of payment for shares to be considered in proper form, mainly for ACH purposes. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                  DEADLINE FOR SUBMITTING
                                                  PURCHASE ORDERS TO THE
                               TIME OF NAV        TRANSFER AGENT TO RECEIVE
                               CALCULATION        THE CURRENT DAY'S NAV
                         ----------------------   -----------------------
Money Market Fund        ONCE DAILY               3:30 p.m. Eastern time
Government Money         4:00 p.m. Eastern time
  Market Fund            (or close of trading
                         on the NYSE)

Ohio Municipal           TWICE DAILY              11:45 a.m. Eastern time
 Money Market Fund       1:00 p.m. Eastern
Pennsylvania Tax Exempt  time and 4:00 p.m.
 Money Market Fund       Eastern time (or close
Tax Exempt Money         of trading on the NYSE)
 Market Fund
Treasury Money
 Market Fund

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order and immediately available funds before the above listed deadlines that day.

NAV is not calculated on holidays when the NYSE is closed for trading. The Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

GENERAL INFORMATION REGARDING EXCHANGES

Short-term trading in other PNC Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Funds' portfolio investments. The Board of Trustees of PNC Funds has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

If you are exchanging into or out of an PNC Funds non-money market fund, the general trading limits on those Funds limit shareholders to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. Please refer to the prospectus for the relevant fund for more information on PNC Funds' short-term trading policies and procedures for those funds.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' written notice before any material change to the exchange privilege is made.

CLASS A SHARES

You may exchange Class A Shares of any PNC Fund for Class A Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into an PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into an PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

CLASS C SHARES

You may exchange Class C Shares of any PNC Fund for Class C Shares of any other PNC Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

Class C Shares of the PNC Money Market Fund are available only through an exchange from a non-money market fund offered by PNC Funds or when participating in the Systematic Exchange Program (or for purchases by retirement plans). You do not pay a sales charge when you purchase Class C Shares of the PNC Money Market Fund in an exchange. The offering price of Class C Shares is simply the next calculated NAV. But if you redeem your Class C Shares (other than those purchased through a retirement plan) within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% for Class C Shares on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of the same Class of Shares of another PNC Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

-    exchanges of Class C Shares for Class C Shares of another PNC Fund;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from a PNC Fund to a non-PNC Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

For more information on sales charges, please visit PNC Funds' website at pncfunds.com. The website includes information on sales charges, free of charge and in a clear and prominent format.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE PNCFUNDS.COM    The minimum amount for Internet redemptions is $100. You
                       may also arrange for participation in a Systematic
                       Withdrawal Plan (see below for more information). To authorize a Systematic Withdrawal Plan, please complete an Account Maintenance Form or call 1-800-622-FUND
                       (3863).

BY TELEPHONE           Call with your account name, number, and amount of
1-800-622-FUND (3863)  redemption (minimum amount is $ 100). Redemptions will be sent to the shareholder's address or bank account on record.

SYSTEMATIC WITHDRAWAL  If you have at least $ 1,000 in your account, you may
PLAN. use the Systematic Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class C Shares, as long as the annual amounts withdrawn do not exceed 10% of the account. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, available on pncfunds.com, or by calling 1-800-622-FUND (3863).

FINANCIAL INTERMEDIARY Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Funds.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests received in good order by the Fund will be processed at the next NAV determined, less any applicable contingent deferred sales charge, after the Fund receives your request. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Good order means that your request includes complete information about your redemption request. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

CHECK WRITING AVAILABLE TO CLASS A SHARES

To apply for check writing privileges on your investment in Class A Shares of any PNC Money Market Fund, complete the appropriate section and the signature card in the account application. Upon receipt of your signature card, you will be sent checks for your account. The minimum amount for a check written from your account is $100.

However, your account cannot be closed by writing a check. You will receive daily dividends declared on the shares to be redeemed up to the day that a check is presented for payment. PNC Funds will give you at least 30 days' written notice before modifying or terminating your check writing privilege.

INVOLUNTARY REDEMPTION OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds . To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a distribution plan with respect to Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allows each Fund to pay distribution fees for the sale and distribution of its shares.

The Money Market Fund has adopted a separate distribution plan with respect to Class C Shares, pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.

Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are limited to no more than 0.03% with respect to the Ohio Municipal Money Market Fund and Tax Exempt Money Market Fund and 0.00% for each other Fund. The Money Market Fund is permitted to pay up to 0.75% as a percentage of average daily net assets for distribution fees on Class C Shares. However, actual distribution fees for Class C Shares of the Money Market Fund are expected to be no more than 0.00%.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A or Class C Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Each Fund accrues its income daily and distributes it monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain tax considerations under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

TAX EXEMPT MONEY MARKET FUNDS

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains, if any. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. It is anticipated that a significant percentage of the distributions by the Government Money Market Fund and the Treasury Money Market Fund each year will be attributable to interest on U.S. government securities, but there is no assurance that this will be the case inasmuch as some categories of securities in which the Government Money Market Fund invests do not qualify as U.S. government securities for these tax purposes. The Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings monthly. Such publication is subject to less than a fifteen-day calendar lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                    Eurodollar
                                      Fixed Income  and Yankee   Government  Repurchase  Municipal
                                       Securities   Obligations  Securities  Agreements  Securities
                                      ------------  -----------  ----------  ----------  ----------
PNC Government Money Market Fund                                     -           -
PNC Money Market Fund                       -            -           -           -
PNC Ohio Municipal Money Market Fund        -                                                -
PNC Pennsylvania Tax Exempt Money
Market Fund                                 -                                                -
PNC Tax Exempt Money Market Fund            -                                                -
PNC Treasury Money Market Fund                                       -

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings. Government securities are discussed separately below.

EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

Each Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Money Market Funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the fiscal year ended May 31, 2009 have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2009 and are incorporated by reference into the Statement of Additional Information. The audited financial statements and financial highlights for all prior fiscal periods were audited by Ernst & Young LLP, the Funds' prior independent registered public accounting firm.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

                                            Realized
                                               and
                 Net Asset                 Unrealized                     Dividends
                  Value,          Net      Gain (Loss)     Payment         from Net    Net Asset             Net Assets
                 Beginning    Investment       on           from          Investment   Value, End    Total     End of
                  of Year       Income+    Investments   Affiliate+         Income      of Year     Return   Year (000)
                 ---------    ----------   -----------   ----------       ----------   ----------   ------   ----------
GOVERNMENT MONEY MARKET FUND

CLASS A
2009              $ 1.00       $  0.01        $ --*        $ --           $ (0.01)        $1.00      0.98%   $ 329,859
2008                1.00          0.04          --*          --*,(2)        (0.04)         1.00      3.71      406,570
2007                1.00          0.05          --*          --             (0.05)         1.00      4.75      339,913
2006                1.00          0.03          --           --             (0.03)         1.00      3.43      391,159
2005                1.00          0.01          --           --             (0.01)         1.00      1.33      441,606

MONEY MARKET FUND

CLASS A
2009              $ 1.00       $  0.01        $ --*        $ --*,(3)      $ (0.01)        $1.00      1.08%   $ 599,885
2008                1.00          0.04          --*          --*,(2)        (0.04)         1.00      3.97      885,276
2007                1.00          0.05          --*          --             (0.05)         1.00      4.82      902,964
2006                1.00          0.03          --           --             (0.03)         1.00      3.49      749,629
2005                1.00          0.01          --           --*,(4)        (0.01)         1.00      1.37      734,047

CLASS C
2009              $ 1.00       $  0.01        $ --*        $ --*,(3)      $ (0.01)        $1.00      0.70%   $     189
2008                1.00          0.03          --*          --*,(2)        (0.03)         1.00      3.22          108
2007                1.00          0.04          --*          --             (0.04)         1.00      4.07          107
2006                1.00          0.03          --           --             (0.03)         1.00      2.76          107
2005                1.00          0.01          --           --*,(4)        (0.01)         1.00      0.94          685

                                                      Ratio        Ratio of Net
                                   Ratio of Net   of Expenses   Investment Income
                     Ratio of       Investment     to Average   (Loss) to Average
                     Expenses         Income       Net Assets       Net Assets
                    to Average      to Average    (Before Fee      (Before Fee
                   Net Assets(1)     Net Assets     Waivers)         Waivers)
                   -------------   -------------  -----------   -----------------
GOVERNMENT MONEY MARKET FUND

CLASS A
2009                   0.59%           0.97%          0.66%           0.90%
2008                   0.61            3.48           0.66            3.43
2007                   0.62            4.65           0.67            4.60
2006                   0.66            3.36           0.74            3.28
2005                   0.69            1.18           0.79            1.08

MONEY MARKET FUND

CLASS A
2009                   0.58%           1.20%          0.67%           1.11%
2008                   0.61            3.86           0.66            3.81
2007                   0.62            4.73           0.67            4.68
2006                   0.66            3.40           0.74            3.32
2005                   0.67            1.32           0.77            1.22

CLASS C
2009                   0.93%           0.72%          1.39%           0.26%
2008                   1.35            3.12           1.40            3.07
2007                   1.35            4.00           1.40            3.95
2006                   1.37            2.69           1.45            2.61
2005                   1.09            0.90           1.49            0.50


 +    PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

 *    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1) THE BOARD OF TRUSTEES OF THE PNC GOVERNMENT MONEY MARKET, MONEY MARKET, OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS (THE "FUNDS") APPROVED THE PARTICIPATION BY EACH OF THE FUNDS IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS (THE "PROGRAM"). THE PROGRAM PROTECTS THE VALUE OF SHARES OF MONEY MARKET FUND INVESTORS AS OF SEPTEMBER 19, 2008. A SHAREHOLDER WOULD RECEIVE A PAYMENT IN THE AMOUNT OF $1.00 PER COVERED SHARE UPON LIQUIDATION OF A FUND, IF THE FUND'S MARKET-BASED NET ASSET VALUE PER SHARE WERE TO FALL BELOW $0.995 AND WAS NOT PROMPTLY RESTORED TO $1.00. THE NUMBER OF COVERED SHARES IS THE LESSER OF THE NUMBER OF SHARES OWNED ON SEPTEMBER 19, 2008 OR THE NUMBER OF SHARES OWNED ON THE DATE WHEN THE PAYMENT IS TRIGGERED. SHARES ACQUIRED BY INVESTORS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 19, 2008 WERE ELIGIBLE FOR PROTECTION UNDER THE PROGRAM ONLY TO THE EXTENT THAT SUCH PURCHASES REPLACE PRIOR COVERED SHARES. THE TOTAL AMOUNT OF COVERAGE AVAILABLE FOR ALL PARTICIPANTS IN THE PROGRAM IS LIMITED TO THE AMOUNT OF FUNDS AVAILABLE UNDER THE FEDERAL EXCHANGE STABILIZATION FUND. THE INITIAL TERM OF THE PROGRAM EXPIRED ON DECEMBER 18, 2008. THE U.S. DEPARTMENT OF THE TREASURY THEN EXTENDED THE PROGRAM THROUGH THE CLOSE OF BUSINESS ON SEPTEMBER 18, 2009. AS A PARTICIPANT IN THE PROGRAM, THE FUND PAID PARTICIPATION FEES OF 0.01% FOR THE PERIOD SEPTEMBER 19, 2008 THROUGH DECEMBER 18, 2008 AND 0.015% FOR
      THE PERIOD DECEMBER 19, 2009 THROUGH SEPTEMBER 18, 2009, RESPECTIVELY, BASED ON THE NET ASSET VALUE OF THE FUND AS OF SEPTEMBER 19, 2008. EACH FUND WILL BEAR THE EXPENSE OF ITS PARTICIPATION IN THE PROGRAM WITHOUT REGARD TO ANY EXPENSE LIMITATION CURRENTLY IN EFFECT FOR THE FUNDS.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO PNC FUNDS RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) ON APRIL 21, 2009, PNC FINANCIAL SERVICES GROUP, INC., PARENT OF ALLEGIANT'S ADVISER, PROVIDED A $1.7 MILLION CAPITAL INFUSION TO THE PNC MONEY MARKET FUND TO OFFSET A CAPITAL LOSS CARRYFORWARD. THE FUND HAD BEEN DILUTED BY THAT AMOUNT THROUGH A RESIDUAL CAPITAL LOSS CARRYFORWARD FROM 2004, RESULTING FROM THE EARLIER SALE OF COMMERCIAL PAPER HOLDINGS IN BOTH PACIFIC GAS AND ELECTRIC AND SOUTHERN CALIFORNIA EDISON.

(4) CAPITAL INFUSIONS IN JUNE AND JULY OF 2004 RESULTED IN A $0.003 AND $0.000 EFFECT TO THE NET ASSET VALUE PER SHARE OF CLASS A AND CLASS C, RESPECTIVELY, FOR THE YEAR ENDED MAY 31, 2005 AND HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

                                             REALIZED
                                               AND
                 NET ASSET                 UNREALIZED                     DIVIDENDS
                   VALUE,         NET      GAIN (LOSS)    PAYMENT         FROM NET     NET ASSET            NET ASSETS
                 BEGINNING    INVESTMENT       ON           FROM         INVESTMENT    VALUE, END   TOTAL     END OF
                  OF YEAR       INCOME+    INVESTMENTS   AFFILIATE+        INCOME       OF YEAR     RETURN   YEAR (000)
                 ---------    ----------   -----------   ----------      ----------    ----------   ------  -----------
OHIO MUNICIPAL MONEY MARKET FUND

CLASS A
2009              $ 1.00        $ 0.01        $ --         $ --           $ (0.01)       $ 1.00      1.04%    $ 73,265
2008                1.00          0.03          --           --*,(2)        (0.03)         1.00      2.75      113,432
2007                1.00          0.03          --           --             (0.03)         1.00      3.15       90,158
2006                1.00          0.02          --           --             (0.02)         1.00      2.32       55,993
2005                1.00          0.01          --           --             (0.01)         1.00      1.12       55,348

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

CLASS A
2009              $ 1.00        $ 0.01        $ --         $ --           $ (0.01)       $ 1.00      0.96%    $ 42,519
2008                1.00          0.03          --           --*,(2)        (0.03)         1.00      2.67       73,920
2007                1.00          0.03          --           --             (0.03)         1.00      3.14       59,534
2006                1.00          0.02          --           --             (0.02)         1.00      2.32       42,149
2005                1.00          0.01          --           --             (0.01)         1.00      1.10       39,357

TAX EXEMPT  MONEY MARKET FUND

CLASS A
2009              $ 1.00        $ 0.01        $ --         $ --           $ (0.01)       $ 1.00      1.01%    $ 189,94
2008                1.00          0.03          --           --*,(2)        (0.03)         1.00      2.72      174,190
2007                1.00          0.03          --*          --             (0.03)         1.00      3.15      201,946
2006                1.00          0.02          --           --             (0.02)         1.00      2.33      165,891
2005                1.00          0.01          --           --             (0.01)         1.00      1.10      137,814

TREASURY MONEY MARKET FUND

CLASS A
2009              $ 1.00        $   --*       $ --*        $ --*          $    --*       $ 1.00      0.40%    $ 191,11
2008                1.00          0.02        0.01           --*,(2)        (0.03)         1.00      2.79       81,033
2007                1.00          0.04          --*          --             (0.04)         1.00      4.43        7,896
2006                1.00          0.03          --           --             (0.03)         1.00      3.10       12,814
2005                1.00          0.01          --           --             (0.01)         1.00      1.17       16,649

                                                   RATIO         RATIO OF NET
                                 RATIO OF NET   OF EXPENSES   INVESTMENT INCOME
                   RATIO OF       INVESTMENT     TO AVERAGE      TO AVERAGE
                   EXPENSES         INCOME       NET ASSETS       NET ASSETS
                  TO AVERAGE      TO AVERAGE    (BEFORE FEE      (BEFORE FEE
                  NET ASSETS(1)    NET ASSETS     WAIVERS)         WAIVERS)
                  -------------  -------------  -----------   -----------------
OHIO MUNICIPAL MONEY MARKET FUND

CLASS A
2009                 0.50%          1.08%          0.60%            0.98%
2008                 0.52           2.67           0.57             2.62
2007                 0.52           3.10           0.57             3.05
2006                 0.56           2.30           0.70             2.16
2005                 0.58           1.15           0.78             0.95

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

CLASS A
2009                 0.52%          1.11%          0.62%            1.01%
2008                 0.52           2.55           0.57             2.50
2007                 0.53           3.10           0.58             3.05
2006                 0.57           2.30           0.74             2.13
2005                 0.59           1.08           0.84             0.83

TAX EXEMPT  MONEY MARKET FUND

CLASS A
2009                 0.50%          0.97%          0.60%            0.87%
2008                 0.51           2.64           0.56             2.59
2007                 0.52           3.11           0.57             3.06
2006                 0.56           2.30           0.70             2.16
2005                 0.58           1.10           0.78             0.90

TREASURY MONEY MARKET FUND

CLASS A
2009                 0.46%          0.29%          0.63%            0.12%
2008                 0.62           2.44           0.67             2.39
2007                 0.64           4.34           0.69             4.29
2006                 0.68           2.99           0.73             2.94
2005                 0.68           0.92           0.73             0.87

 +    PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

 *    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1) THE BOARD OF TRUSTEES OF THE PNC GOVERNMENT MONEY MARKET, MONEY MARKET, OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS (THE "FUNDS") APPROVED THE PARTICIPATION BY EACH OF THE FUNDS IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS (THE "PROGRAM"). THE PROGRAM PROTECTS THE VALUE OF SHARES OF MONEY MARKET FUND INVESTORS AS OF SEPTEMBER 19, 2008. A SHAREHOLDER WOULD RECEIVE A PAYMENT IN THE AMOUNT OF $1.00 PER COVERED SHARE UPON LIQUIDATION OF A FUND, IF THE FUND'S MARKET-BASED NET ASSET VALUE PER SHARE WERE TO FALL BELOW $0.995 AND WAS NOT PROMPTLY RESTORED TO $1.00. THE NUMBER OF COVERED SHARES IS THE LESSER OF THE NUMBER OF SHARES OWNED ON SEPTEMBER 19, 2008 OR THE NUMBER OF SHARES OWNED ON THE DATE WHEN THE PAYMENT IS TRIGGERED. SHARES ACQUIRED BY INVESTORS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 19, 2008 WERE ELIGIBLE FOR PROTECTION UNDER THE PROGRAM ONLY TO THE EXTENT THAT SUCH PURCHASES REPLACE PRIOR COVERED SHARES. THE TOTAL AMOUNT OF COVERAGE AVAILABLE FOR ALL PARTICIPANTS IN THE PROGRAM IS LIMITED TO THE AMOUNT OF FUNDS AVAILABLE UNDER THE FEDERAL EXCHANGE STABILIZATION FUND. THE INITIAL TERM OF THE PROGRAM EXPIRED ON DECEMBER 18, 2008. THE U.S. DEPARTMENT OF THE TREASURY THEN EXTENDED THE PROGRAM THROUGH THE CLOSE OF BUSINESS ON SEPTEMBER 18, 2009. AS A PARTICIPANT IN THE PROGRAM, THE FUND PAID PARTICIPATION FEES OF 0.01% FOR THE PERIOD SEPTEMBER 19, 2008 THROUGH DECEMBER 18, 2008 AND 0.015% FOR THE PERIOD DECEMBER 19, 2009 THROUGH SEPTEMBER 18, 2009, RESPECTIVELY, BASED ON THE NET ASSET VALUE OF THE FUND AS OF SEPTEMBER 19, 2008. EACH FUND WILL BEAR THE EXPENSE OF ITS PARTICIPATION IN THE PROGRAM WITHOUT REGARD TO ANY EXPENSE LIMITATION CURRENTLY IN EFFECT FOR THE FUNDS.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO PNC FUNDS RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                               INVESTMENT ADVISER

                           PNC Capital Advisors, LLC
                                Two Hopkins Plaza
                           Baltimore, Maryland 21201

                                   UNDERWRITER

                      Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                     Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

      The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      - Information that you provide to us, such as on applications or other forms, or

      -     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
    Commercial Metals Company

JOHN R. MURPHY
CO-CHAIRMAN
Vice Chairman, National Geographic Society
Director:
    Omnicon Group, Inc.
    SirsiDynix

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
    Professionally Managed Portfolios

KELLEY J. BRENNAN
AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid
    Professor of Finance (Emeritus), Gatton
    College of Business and Economics,
    University of Kentucky
Director:
    Central Bank & Trust Co.
    Central Bancshares

DALE C. LAPORTE
LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General
    Counsel, Invacare Corporation
Director:
    Invacare Corporation

L. WHITE MATTHEWS, III
Retired; Chairman, Ceridian Corporation
Director:
    Matrixx Initiatives, Inc.
    Imation Corp.
    Constar International Inc.

EDWARD D. MILLER, JR.
Dean and Chief Executive Officer,
    Johns Hopkins Medicine
Director:
    Bradmer Pharmaceuticals, Inc.
    Care Fusion

       PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                                [PNC FUNDS LOGO]

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
pncfunds.com

BY TELEPHONE:

Call 1-800-622-FUND (3863)

BY MAIL:

PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act
registration number is 811-4416.

                                                                [PNC FUNDS LOGO]

                                                                     PS-020-0210

PNC FUNDS PROSPECTUS

I AND T SHARES                                                  OCTOBER 1, 2009,
                                                                AS AMENDED
                                                                FEBRUARY 8, 2010

MONEY MARKET FUNDS

Government Money Market Fund

Money Market Fund

Ohio Municipal Money Market Fund

Pennsylvania Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

Treasury Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(PNC FUNDS(R) LOGO)

INVESTMENT ADVISER

PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class I and Class T Shares of the PNC Money Market Funds before investing. PNC Funds also offers Class I Shares of Equity, Fixed Income and Tax Exempt Bond Funds in separate prospectuses. To obtain more information on PNC Funds, visit pncfunds.com or call 1-800-622-FUND
(3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ...............................   1
PNC GOVERNMENT MONEY MARKET FUND ..........................................   2
PNC MONEY MARKET FUND .....................................................   4
PNC OHIO MUNICIPAL MONEY MARKET FUND ......................................   6
PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND .............................   8
PNC TAX EXEMPT MONEY MARKET FUND ..........................................  10
PNC TREASURY MONEY MARKET FUND ............................................  12
MORE INFORMATION ABOUT PRINCIPAL RISKS ....................................  17
INVESTMENT ADVISER AND INVESTMENT TEAMS ...................................  19
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ..........................  20
SHAREHOLDER SERVICES PLAN .................................................  27
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .......................  27
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................  29
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................  31
FINANCIAL HIGHLIGHTS ......................................................  32

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that goal. The investment objective of a Fund may be changed without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

Although a money market fund seeks to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this objective and it is possible that you may lose money by investing in a Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

PNC GOVERNMENT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements related to such securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

Class I   PKIXX

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests 100% of its net assets plus any borrowings for investment purposes in short-term obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"). The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) and maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 17, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 29.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                                                PNC GOVERNMENT MONEY MARKET FUND

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999   4.82%
2000   6.11%
2001   3.90%
2002   1.46%
2003   0.74%
2004   0.93%
2005   2.82%
2006   4.71%
2007   4.87%
2008   2.20%

Best Quarter    1.58%   (12/31/00)
Worst Quarter   0.15%    (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 0.16%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES      1 YEAR   5 YEARS   10 YEARS
-----------------   ------   -------   --------
PNC Government
Money Market Fund    2.20%     3.10%     3.24%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT pncfunds.com. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

Class I   PCIXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 17, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 29.

                                                           PNC MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999    4.92%
2000    6.22%
2001    3.91%
2002    1.47%
2003    0.78%
2004    0.96%
2005    2.88%
2006    4.78%
2007    5.01%
2008    2.49%

Best Quarter    1.60%   (9/30/00)
Worst Quarter   0.16%   (6/30/04)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 0.13%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES          1 YEAR   5 YEARS   10 YEARS
--------------          ------   -------   --------
PNC Money Market Fund    2.49%     3.21%     3.33%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT pncfunds.com. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC OHIO MUNICIPAL MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and Ohio personal and corporate income tax, consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Ohio municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Ohio income taxes

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, single state risk, stable NAV risk

TICKER SYMBOL

Class I   PYIXX
Class T   POTXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of Ohio or its political subdivisions, the income from which is exempt from regular federal income tax and Ohio personal and corporate income tax, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax ("Ohio municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Ohio residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in Ohio municipal money market instruments. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 17, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 29.

                                            PNC OHIO MUNICIPAL MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance of Class T Shares will differ due to differences in expenses. The performance table measures performance in terms of the average annual total returns of the Fund's Class I Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Performance information is not shown for Class T Shares because they are new and have no performance history. Annual returns will differ only to the extent that the classes do not have the same expenses.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999     2.93%
2000     3.83%
2001     2.60%
2002     1.23%
2003     0.78%
2004     0.91%
2005     2.11%
2006     3.20%
2007     3.43%
2008     2.09%

Best Quarter    1.01%   (12/31/00)
Worst Quarter   0.15%    (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 0.19%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                          1 YEAR   5 YEARS   10 YEARS
--------------                          ------   -------   --------
PNC Ohio Municipal Money Market Fund     2.09%     2.34%     2.30%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT pncfunds.com. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 13 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and Pennsylvania personal income tax, consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term Pennsylvania municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal and Pennsylvania income taxes

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, single state risk, stable NAV risk

TICKER SYMBOL

Class I    PFIXX
Class T    PPTXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions and financing authorities, and obligations of the United States, including territories and possessions of the United States, the income from which is exempt from federal income tax and Pennsylvania personal income tax ("Pennsylvania municipal money market instruments"). However, some Fund dividends may be taxable if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not so rated but are of comparable quality as determined by the Adviser. As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income tax, but also is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 17, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 29.

                                   PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance of Class T Shares will differ due to differences in expenses. The performance table measures performance in terms of the average annual total returns of the Fund's Class I Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Performance information is not shown for Class T Shares because they are new and have no performance history. Annual returns will differ only to the extent that the classes do not have the same expenses.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999   2.97%
2000   3.81%
2001   2.55%
2002   1.24%
2003   0.78%
2004   0.87%
2005   2.09%
2006   3.22%
2007   3.42%
2008   1.97%

Best Quarter    0.99%   (12/31/00)
Worst Quarter   0.15%    (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 0.12%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2008)

CLASS I SHARES                1 YEAR   5 YEARS   10 YEARS
--------------                ------   -------   --------
PNC Pennsylvania Tax Exempt
Money Market Fund              1.97%    2.31%      2.29%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT pncfunds.com. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current interest income exempt from federal income tax consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS

General risks, interest rate risk, credit risk, stable NAV risk

TICKER SYMBOL

Class I   PXIXX
Class T   PXTXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments.

High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 17, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 29.

                                                PNC TAX EXEMPT MONEY MARKET FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year. The performance of Class T Shares will differ due to differences in expenses. The performance table measures performance in terms of the average annual total returns of the Fund's Class I Shares. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance. Performance information is not shown for Class T Shares because they are new and have no performance history. Annual returns will differ only to the extent that the classes do not have the same expenses.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999    2.95%
2000    3.84%
2001    2.55%
2002    1.19%
2003    0.75%
2004    0.90%
2005    2.10%
2006    3.20%
2007    3.43%
2008    2.03%

Best Quarter    1.01%   (12/31/00)
Worst Quarter   0.15%    (9/30/03)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 0.17%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                     1 YEAR   5 YEARS   10 YEARS
--------------                     ------   -------   --------
PNC Tax Exempt Money Market Fund    2.03%     2.33%     2.29%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT pncfunds.com. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

PNC TREASURY MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal and liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

General risks, interest rate risk, stable NAV risk

TICKER SYMBOL

Class I   PDIXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests exclusively in short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund will provide shareholders with at least 60 days' written notice before it will adopt a policy that will permit the Fund to invest less than 100% of its net assets plus any borrowings for investment purposes in such securities.

In managing the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less and maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 17, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 29.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The performance table measures performance in terms of the Fund's average annual total returns. However, this Fund is managed for yield and not total return. All returns include the reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999    4.34%
2000    5.55%
2001    3.63%
2002    1.34%
2003    0.65%
2004    0.79%
2005    2.55%
2006    4.39%
2007    4.27%
2008    1.27%

Best Quarter    1.46%   (12/31/00)
Worst Quarter   0.10%   (12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 0.01%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                     1 YEAR   5 YEARS   10 YEARS
--------------                     ------   -------   --------
PNC Treasury Money Market Fund      1.27%     2.64%     2.86%

FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT pncfunds.com. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.

FUND FEES AND EXPENSES

See page 14 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                          FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          GOVERNMENT
                                             MONEY         MONEY       OHIO MUNICIPAL MONEY
                                          MARKET FUND   MARKET FUND        MARKET FUND
                                          -----------   -----------   ----------------------
                                            CLASS I       CLASS I      CLASS I      CLASS T
                                          -----------   -----------   ----------   ---------
Investment Advisory Fees                    0.25%(1)      0.25%(1)     0.20%*       0.20%*
Distribution (12b-1) Fees                   None(2)       None(2)      None(2)      None
Other Expenses:
   Shareholder Servicing Fees               None          None         None         0.10%(3)
   Other                                    0.09%         0.09%        0.10%        0.10%
Total Other Expenses                        0.09%         0.09%        0.10%        0.20%
Acquired Fund Fees & Expenses                N/A           N/A         0.01%(4)     0.01%(4)
Total Annual Fund Operating Expenses(6)     0.34%(1,2)    0.34%(1,2)   0.31%(*,2)   0.41%*

SEE PAGE 15 FOR ALL OTHER FOOTNOTES.

* A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER, AS DESCRIBED BELOW, IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL "INVESTMENT ADVISORY FEES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                       OHIO MUNICIPAL MONEY
                                           MARKET FUND
                                       --------------------
                                         CLASS I   CLASS T
                                         -------   -------
Investment Advisory Fees                   0.15%     0.15%
Total Annual Fund Operating Expenses       0.26%     0.36%

FOR INFORMATION ABOUT ADDITIONAL VOLUNTARY WAIVERS, PLEASE SEE FOOTNOTE 6 ON PAGE 15.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                   PENNSYLVANIA TAX             TAX EXEMPT         TREASURY
                                     EXEMPT MONEY                 MONEY              MONEY
                                     MARKET FUND               MARKET FUND        MARKET FUND
                                ---------------------   ------------------------  -----------
                                 CLASS I      CLASS T     CLASS I       CLASS T     CLASS I
                                ----------   --------   -----------   ----------  ------------
Investment Advisory Fees        0.20%*       0.20%*     0.20%*         0.20%*       0.25%(1)
Distribution (12b-1) Fees       None(2)      None       None(2)        None         None(2)
Other Expenses:
   Shareholder Servicing Fees   None         0.10%(3)   None           0.10%(3)     None
   Other                        0.11%        0.11%      0.11%(5)       0.11%(5)     0.10%
Total Other Expenses            0.11%        0.21%      0.11%          0.21%        0.10%
Acquired Fund Fees & Expenses   0.01%(4)     0.01%(4)    N/A            N/A         0.02%(4)
Total Annual Fund Operating
   Expenses(6)                  0.32%(*,2)   0.42%*     0.31%(*,2)     0.41%*       0.37%(1,2)

SEE PAGE 15 FOR ALL OTHER FOOTNOTES.

* A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER, AS DESCRIBED BELOW, IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2010 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THESE WAIVERS, ACTUAL "INVESTMENT ADVISORY FEES" AND "TOTAL ANNUAL FUND OPERATING EXPENSES" WOULD BE:

                                 PENNSYLVANIA TAX        TAX EXEMPT
                                   EXEMPT MONEY            MONEY
                                   MARKET FUND          MARKET FUND
                                -----------------   -----------------
                                CLASS I   CLASS T   CLASS I   CLASS T
                                -------   -------   -------   -------
Investment Advisory Fees          0.15%    0.15%     0.15%     0.15%
Total Annual Fund Operating
   Expenses                       0.27%    0.37%     0.26%     0.36%

FOR INFORMATION ABOUT ADDITIONAL VOLUNTARY WAIVERS, PLEASE SEE FOOTNOTE 6 ON PAGE 15.

(1) For the Government Money Market, Money Market and Treasury Money Market Funds, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(2) "Distribution (12b-1) Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect that, effective June 18, 2009, the Distribution (12b-1) Plan for Class I Shares has been terminated.

(3) Certain financial institutions may provide administrative services to their customers who own Class T Shares and may be paid up to 0.10% (on an annualized basis) of the net asset value of the share class. The Adviser and its affiliates have voluntarily agreed to waive Shareholder Servicing Fees otherwise payable to them and reimburse the Funds for Shareholder Servicing Fees payable to other financial institutions so that the Funds shall bear no expenses related to Shareholder Servicing Fees. This voluntary waiver by the Adviser and its affiliates may be changed or terminated at any time. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(4) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2009. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(5) "Other Expenses" for the Tax Exempt Money Market Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(6) The Adviser has voluntarily agreed to waive fees and reimburse expenses to the extent necessary to maintain a minimum daily net yield for each of the Funds. This voluntary advisory fee waiver and expense reimbursement may be changed or terminated by the Adviser at any time. After giving effect to this voluntary waiver and the applicable waivers noted in the footnotes above, the "Total Annual Fund Operating Expenses" would be:

                                       GOVERNMENT                      OHIO
                                         MONEY        MONEY      MUNICIPAL MONEY
                                      MARKET FUND  MARKET FUND     MARKET FUND
                                      -----------  -----------  -----------------
                                        CLASS I      CLASS I    CLASS I   CLASS T
                                        -------      -------    -------   -------
Total Annual Fund Operating Expenses     0.24%        0.27%      0.26%     0.26%

                                      PENNSYLVANIA TAX     TAX EXEMPT
                                        EXEMPT MONEY          MONEY       TREASURY MONEY
                                         MARKET FUND       MARKET FUND      MARKET FUND
                                      ----------------  ----------------  --------------
                                      CLASS I  CLASS T  CLASS I  CLASS T      CLASS I
                                      -------  -------  -------  -------      -------
Total Annual Fund Operating Expenses   0.25%    0.25%    0.26%    0.26%        0.18%

For more information about these fees, see "Investment Adviser and Investment Teams."

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I or Class T Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                            ------  -------  -------  --------
GOVERNMENT MONEY MARKET FUND
   Class I Shares                             $35     $109     $191     $431
MONEY MARKET FUND
   Class I Shares                             $35     $109     $191     $431
OHIO MUNICIPAL MONEY MARKET FUND
   Class I Shares                             $32     $100     $174     $393
   Class T Shares                             $42     $132      N/A      N/A
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
   Class I Shares                             $33     $103     $180     $406
   Class T Shares                             $43     $135      N/A      N/A
TAX EXEMPT MONEY MARKET FUND
   Class I Shares                             $32     $100     $174     $393
   Class T Shares                             $42     $132      N/A      N/A
TREASURY MONEY MARKET FUND
   Class I Shares                             $38     $119     $208     $468

MORE INFORMATION ABOUT PRINCIPAL RISKS

                                                       Counter-          Interest  Single  Stable
                                              General   Party    Credit    Rate     State    NAV
                                               Risks     Risk     Risk     Risk     Risk    Risk
                                              -------  --------  ------  --------  ------  ------
MONEY MARKET FUNDS
   Government Money Market Fund                  X        X        X        X                X
   Money Market Fund                             X        X        X        X                X
   Ohio Municipal Money Market Fund              X                 X        X        X       X
   Pennsylvania Tax Exempt Money Market Fund     X                 X        X        X       X
   Tax Exempt Money Market Fund                  X                 X        X                X
   Treasury Money Market Fund                    X                          X                X

GENERAL RISKS. The Adviser evaluates the risks and rewards presented by all securities purchased by the Funds and how they advance the Funds' investment objectives. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in the Funds, just as you could with other investments.

COUNTER-PARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although credit risk is low because the Funds invest only in high quality, short-term securities, if an issuer fails to pay interest or repay principal, a Fund could lose money which might lower the Fund's performance. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of a Fund's securities.

INTEREST RATE RISK. The dividend yield paid by the Fund will vary with changes in short-term interest rates. For example, a Fund's yield will tend to be higher when interest rates fall.

SINGLE STATE RISK. The Fund's focus on investments in securities of issuers located in a single state makes the Fund susceptible to economic, political and regulatory events that affect that specific state.

STABLE NAV RISK. A Fund's ability to maintain a $1.00 per share NAV at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 29.

INVESTMENT ADVISER AND INVESTMENT TEAMS

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital managed approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the Adviser's management teams responsible for each Fund as well as the advisory fees (after fee waivers) Allegiant Asset Management received for each Fund for the fiscal year ended May 31, 2009.

                                                                                           ADVISORY FEES PAID AS
                                                                                          A PERCENTAGE OF AVERAGE
                                                                                      NET ASSETS FOR THE FISCAL YEAR
FUND NAME                                               MANAGEMENT TEAM                     ENDED MAY 31, 2009
---------                                   ---------------------------------------   ------------------------------
Government Money Market Fund                  Taxable Money Market Management Team                 0.25%
Money Market Fund                             Taxable Money Market Management Team                 0.25%
Ohio Municipal Money Market Fund            Tax Exempt Money Market Management Team                0.15%
Pennsylvania Tax Exempt Money Market Fund   Tax Exempt Money Market Management Team                0.15%
Tax Exempt Money Market Fund                Tax Exempt Money Market Management Team                0.15%
Treasury Money Market Fund                    Taxable Money Market Management Team                 0.23%

A discussion regarding the basis for the Board's approval of the interim and new investment advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2009.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. While the Adviser does not currently expect to use the Manger of Managers Structure with respect to the Funds, the Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for any of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT EXCEPT AS DESCRIBED BELOW.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations and may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, The PNC Financial Services Group, Inc. or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum investment. Certain redemption procedures may be available only to employees.

CLASS T SHARES HAVE NO SALES CHARGE, HAVE SHAREHOLDER SERVICING FEES UP TO 0.10% OF NET ASSETS AND NO MINIMUM INITIAL INVESTMENT.

Class T Shares may be purchased through select financial institutions.

The Funds may accept or reject any purchase order.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                         NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
                         -------------------------------------------------   -------------------------------------------------
ONLINE                   -    Visit our site and click on "Account Access"   -    You may place your purchase order on our
pncfunds.com                  to submit an online application. Or log on          website using your established banking
                              to our online Forms Center to print an              instructions for payment. To authorize this
                              application and mail to the address below.          service, please complete an Account
                                                                                  Maintenance Form or call 1-800-622-FUND
                         -    Unless you arrange to pay by wire or ACH,           (3863).
                              write your check, payable in U.S. dollars,
                              to "PNC Funds (Fund name)." PNC Funds cannot
                              accept third-party checks, starter checks,
                              credit cards, credit card checks, cash or
                              cash equivalents (i.e., cashier's check,
                              bank draft, money order or travelers'
                              check).

BY MAIL                  -    Complete and sign an application.              -    Provide purchase instructions with the fund
                              Applications may be requested by calling            name, share class, your account number and
                              1-800-622-FUND (3863) and are also available        account registration information.
                              at pncfunds.com.
                                                                             -    Make your check payable to "PNC Funds (Fund
                         -    Make your check payable to "PNC Funds (Fund         Name)." PNC Funds cannot accept third-party
                              Name)." PNC Funds cannot accept third-party         checks, starter checks, credit cards, credit
                              checks, starter checks, credit cards, credit        card checks, cash or cash equivalents (i.e.,
                              card checks, cash or cash equivalents (i.e.,        cashier's check, bank draft, money order or
                              cashier's check, bank draft, money order or         travelers' check).
                              travelers' check).
                                                                             -    Mail the instructions and the check to one
                         -    Mail the completed and signed account               of the two mailing addresses provided.
                              application and your check to:

                                   PNC Funds
                                   c/o PNC Global Investment
                                   Servicing
                                   P.O. Box 9795
                                   Providence, RI 02940-9795

                              OVERNIGHT DELIVERY TO:

                                   PNC Funds
                                   c/o PNC Global Investment
                                   Servicing
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

                         NEW ACCOUNT SET UP                                  ADDING TO AN EXISTING ACCOUNT
                         -------------------------------------------------   -------------------------------------------------

BY TELEPHONE WITH        -    Call Investor Services at 1-800-622- FUND      -    If you previously selected the telephone
WIRE TRANSFER                 (3863) to set up an account number and to           purchases option for your account, call
                              receive a wire control number to be included        Investor Services at 1-800-622-FUND (3863)
                              in the body of the wire.                            to purchase additional shares.

                         -    Ask your bank to transmit immediately          -    If your bank account information is on file,
                              available funds by wire. Your bank may              you can request purchases through federal
                              charge you a wiring fee for this service.           funds wire or electronic transfer through
                                                                                  the Automated Clearing House.
                         -    Wiring instructions are as follows:
                                                                             -    To add telephone purchases option to your
                                   PNC Bank, N.A.                                 account, please complete an Account
                                   Philadelphia, PA                               Maintenance Form or call Investor Services.
                                   ABA # 031000053
                                   DDA# 8611711342
                                   For credit to the PNC Funds Further
                                   credit (your fund number, your account
                                   number and the name on the account)
                                   Confirmation or order number (if
                                   applicable)

                         - Complete and sign the account application and mail to:

                                   PNC Funds
                                   c/o PNC Global Investment
                                   Servicing
                                   P.O. Box 9795
                                   Providence, RI 02940-9795

                              OVERNIGHT DELIVERY TO:

                                   PNC Funds
                                   c/o PNC Global Investment
                                   Servicing
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

BY EXCHANGE              -    You may exchange your shares of a Fund for     -    If you previously selected the telephone
                              the same class of shares of another PNC             exchange option for your account, call
                              Fund.                                               Investor Services at 1-800-622-FUND (3863)
                                                                                  to exchange your shares.
                         -    Call with your account name, number, and
                              amount of exchange into an existing account    -    To authorize exchanges to your account,
                              (minimum amount is $1,000).                         please complete an Account Maintenance Form
                                                                                  or call Investor Services.
                         -    You may exchange your shares on any Business
                              Day. The deadline for submitting same day
                              exchange orders to PNC Funds' transfer agent
                              is 4:00 p.m. Eastern time.

FINANCIAL INTERMEDIARY   -    Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds on time.

                         -    PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day (as defined below), and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary.

                         -    Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV for the money market funds, a Fund generally values its investment portfolio using the amortized cost method, which is described in the Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons by the Adviser, a Fund will value its portfolio at market price or fair value prices determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form which, in some cases, may require receipt of payment for shares to be considered in proper form, mainly for ACH purposes. The following table shows when the daily NAV is calculated for each of the Funds and the deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV:

                                                        DEADLINE FOR SUBMITTING
                                                        PURCHASE ORDERS TO THE
                                  TIME OF NAV          TRANSFER AGENT TO RECEIVE
                                  CALCULATION            THE CURRENT DAY'S NAV
                          --------------------------   -------------------------
Money Market Fund         ONCE DAILY                   3:30 p.m. Eastern time
Government Money          4:00 p.m. Eastern time
   Market Fund            (or close of trading on
                          the NYSE)
Ohio Municipal            TWICE DAILY                  11:45 a.m. Eastern time
   Money Market Fund      1:00 p.m. Eastern time
Pennsylvania Tax Exempt   and 4:00 p.m. Eastern time
   Money Market Fund      (or close of trading on
Tax Exempt Money          the NYSE)
   Market Fund
Treasury Money
   Market Fund

To be eligible to receive dividends declared on the day you submit your purchase order, a Fund generally must receive your order and immediately available funds before the above listed deadlines that day.

NAV is not calculated on holidays when the NYSE is closed for trading. The Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

GENERAL INFORMATION REGARDING EXCHANGES

Short-term trading in other PNC Funds creates transaction costs that are borne by all shareholders in those Funds and disrupts the orderly management of the Funds' portfolio investments. The Board of Trustees of PNC Funds has adopted procedures that impose limits on such exchanges to discourage excessive short-term trading by shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

If you are exchanging into or out of an PNC Funds non-money market fund, the general trading limits on those Funds limit shareholders to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. Please refer to the prospectus for the relevant fund for more information on PNC Funds' short-term trading policies and procedures for those funds.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason.

You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may exchange Class I Shares of any PNC Fund for Class I Shares of any other PNC Fund. You may exchange Class T Shares of any PNC Fund for Class T Shares of any other PNC Fund.

You may also exchange Class I Shares of the Funds for Institutional Shares of the money market funds of PNC Advantage Funds. Exchanges into Institutional Shares of the money market funds of PNC Advantage Funds are subject to certain minimum initial and subsequent investment requirements. Please see the PNC Advantage Funds prospectus for more information.

SALES CHARGES

There are no sales charges on the purchase of Class I or Class T Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE pncfunds.com       The minimum amount for Internet redemptions is $100.
                          To authorize this service, please complete an Account
                          Maintenance Form or call 1-800-622-FUND (3863).

BY TELEPHONE              Call with the account name, number, and amount of
1-800-622-FUND (3863)     redemption. Redemptions will be sent to the
                          shareholder's address or bank account on record.

FINANCIAL INTERMEDIARY    Contact your financial consultant, financial
                          intermediary or institution to redeem your shares.
                          Your financial consultant, financial intermediary or
                          institution may charge a fee for its services in
                          addition to the fees charged by the Funds.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests received in good order by the Fund will be processed at the next NAV determined after the Fund receives your request.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order.

Good order means that your request includes complete information about your redemption request. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

INVOLUNTARY REDEMPTION OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC");

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

SHAREHOLDER SERVICES PLAN

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund have adopted a shareholder services plan that permits the respective Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class T Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.10% of the average daily net assets attributable to Class T Shares for these shareholder services.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Each Fund accrues its income daily and distributes it monthly. Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the income dividend and/or capital gain distribution.

You will receive income dividends and capital gains distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain tax considerations under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its net taxable investment income. Fund distributions (other than exempt-interest dividends discussed below) will generally be taxable to you as ordinary income. You will be subject to income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on shares held in an IRA (or other tax qualified plan) will not be currently taxable.

TAX EXEMPT MONEY MARKET FUNDS

The Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund (the "Tax Exempt Funds") anticipate that substantially all of their distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as distributions that are derived from occasional taxable investments or from capital gains, if any. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. It is anticipated that a significant percentage of the distributions by the Government Money Market Fund and Treasury Money Market Fund each year will be attributable to interest on U.S. government securities, but there is no assurance that this will be the case inasmuch as some categories of securities in which the Government Money Market Fund invests do not qualify as U.S. government securities for these tax purposes. The Pennsylvania Tax Exempt Money Market Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. The Ohio Municipal Money Market Fund intends to distribute income that is exempt from Ohio personal income taxes.

You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings monthly. Such publication is subject to less than a fifteen-day calendar lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                       Eurodollar
                                       Fixed Income    and Yankee   Government   Repurchase    Municipal
                                        Securities    Obligations   Securities   Agreements   Securities
                                       ------------   -----------   ----------   ----------   ----------
PNC GOVERNMENT MONEY MARKET FUND                                        X             X
PNC MONEY MARKET FUND                       X              X            X             X
PNC OHIO MUNICIPAL MONEY MARKET FUND        X                                                     X
PNC PENNSYLVANIA TAX EXEMPT MONEY
   MARKET FUND                              X                                                     X
PNC TAX EXEMPT MONEY MARKET FUND            X                                                     X
PNC TREASURY MONEY MARKET FUND                                          X

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings. Government securities are discussed separately below.

EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue

Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Although U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

Each Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the Money Market Funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the fiscal year ended May 31, 2009 have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund's financial statements, is included in the annual report dated May 31, 2009 and are incorporated by reference into the Statement of Additional Information. The audited financial statements and financial highlights for all prior fiscal periods were audited by Ernst & Young LLP, the Funds' prior independent registered public accounting firm.

No financial highlights are presented for Class T Shares of the Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund because Class T Shares had not commenced operations as of May 31, 2009.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

                                  REALIZED
                                    AND
         NET ASSET               UNREALIZED               DIVIDENDS
           VALUE,      NET      GAIN (LOSS)    PAYMENT    FROM NET    NET ASSET
         BEGINNING  INVESTMENT      ON          FROM     INVESTMENT  VALUE, END   TOTAL
          OF YEAR    INCOME+    INVESTMENTS  AFFILIATE+    INCOME     OF YEAR    RETURN
         ---------  ----------  -----------  ----------  ----------  ----------  ------
GOVERNMENT MONEY MARKET FUND
CLASS I
2009       $1.00       $0.01        $--*      $--         $(0.01)      $1.00      1.17%
2008        1.00        0.04         --*       --(*,2)     (0.04)       1.00      3.97
2007        1.00        0.05         --*       --          (0.05)       1.00      5.01
2006        1.00        0.04         --        --          (0.04)       1.00      3.69
2005        1.00        0.02         --        --          (0.02)       1.00      1.58
MONEY MARKET FUND
CLASS I
2009       $1.00       $0.01        $--*      $--(*,3)    $(0.01)      $1.00      1.26%
2008        1.00        0.04         --*       --(*,2)     (0.04)       1.00      4.23
2007        1.00        0.05         --*       --          (0.05)       1.00      5.09
2006        1.00        0.04         --        --          (0.04)       1.00      3.75
2005        1.00        0.02         --        --(*,4)     (0.02)       1.00      1.62
OHIO MUNICIPAL MONEY MARKET FUND
CLASS I
2009       $1.00       $0.01        $--       $--         $(0.01)      $1.00      1.23%
2008        1.00        0.03         --        --(*,2)     (0.03)       1.00      3.01
2007        1.00        0.03         --        --          (0.03)       1.00      3.40
2006        1.00        0.03         --        --          (0.03)       1.00      2.58
2005        1.00        0.01         --        --          (0.01)       1.00      1.38

                                                     RATIO       RATIO OF NET
                                    RATIO OF NET  OF EXPENSES  INVESTMENT INCOME
                        RATIO OF     INVESTMENT    TO AVERAGE     TO AVERAGE
         NET ASSETS     EXPENSES       INCOME      NET ASSETS     NET ASSETS
           END OF      TO AVERAGE    TO AVERAGE   (BEFORE FEE    (BEFORE FEE
         YEAR (000)  NET ASSETS(1)   NET ASSETS     WAIVERS)       WAIVERS)
         ----------  -------------  ------------  -----------  -----------------
GOVERNMENT MONEY MARKET FUND
CLASS I
2009     $  820,668       0.40%         1.11%        0.42%           1.09%
2008        675,860       0.36          3.73         0.41            3.68
2007        464,208       0.37          4.90         0.42            4.85
2006        576,444       0.41          3.61         0.49            3.53
2005        724,656       0.44          1.43         0.54            1.33
MONEY MARKET FUND
CLASS I
2009     $1,949,721       0.40%         1.34%        0.42%           1.32%
2008      2,530,902       0.36          4.11         0.41            4.06
2007      2,400,557       0.37          4.98         0.42            4.93
2006      2,107,744       0.41          3.65         0.49            3.57
2005      2,373,840       0.42          1.57         0.52            1.47
OHIO MUNICIPAL MONEY MARKET FUND
CLASS I
2009     $  386,658       0.31%         1.21%        0.36%           1.16%
2008        361,184       0.27          2.92         0.32            2.87
2007        293,090       0.27          3.35         0.32            3.30
2006        315,415       0.31          2.55         0.45            2.41
2005        304,362       0.33          1.40         0.53            1.20

+    PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1) THE BOARD OF TRUSTEES OF THE PNC GOVERNMENT MONEY MARKET, MONEY MARKET, OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS (THE "FUNDS") APPROVED THE PARTICIPATION BY EACH OF THE FUNDS IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS (THE "PROGRAM"). THE PROGRAM PROTECTS THE VALUE OF SHARES OF MONEY MARKET FUND INVESTORS AS OF SEPTEMBER 19, 2008. A SHAREHOLDER WOULD RECEIVE A PAYMENT IN THE AMOUNT OF $1.00 PER COVERED SHARE UPON LIQUIDATION OF A FUND, IF THE FUND'S MARKET- BASED NET ASSET VALUE PER SHARE WERE TO FALL BELOW $0.995 AND WAS NOT PROMPTLY RESTORED TO $1.00. THE NUMBER OF COVERED SHARES IS THE LESSER OF THE NUMBER OF SHARES OWNED ON SEPTEMBER 19, 2008 OR THE NUMBER OF SHARES OWNED ON THE DATE WHEN THE PAYMENT IS TRIGGERED. SHARES ACQUIRED BY INVESTORS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 19, 2008 WERE ELIGIBLE FOR PROTECTION UNDER THE PROGRAM ONLY TO THE EXTENT THAT SUCH PURCHASES REPLACE PRIOR COVERED SHARES. THE TOTAL AMOUNT OF COVERAGE AVAILABLE FOR ALL PARTICIPANTS IN THE PROGRAM IS LIMITED TO THE AMOUNT OF FUNDS AVAILABLE UNDER THE FEDERAL EXCHANGE STABILIZATION FUND. THE INITIAL TERM OF THE PROGRAM EXPIRED ON DECEMBER 18, 2008. THE U.S. DEPARTMENT OF THE TREASURY THEN EXTENDED THE PROGRAM THROUGH THE CLOSE OF BUSINESS ON SEPTEMBER 18, 2009. AS A PARTICIPANT IN THE PROGRAM, THE FUND PAID PARTICIPATION FEES OF 0.01% FOR THE PERIOD SEPTEMBER 19, 2008 THROUGH DECEMBER 18, 2008 AND 0.015% FOR THE PERIOD DECEMBER 19, 2009 THROUGH SEPTEMBER 18, 2009, RESPECTIVELY, BASED ON THE NET ASSET VALUE OF THE FUND AS OF SEPTEMBER 19, 2008. EACH FUND WILL BEAR THE EXPENSE OF ITS PARTICIPATION IN THE PROGRAM WITHOUT REGARD TO ANY EXPENSE LIMITATION CURRENTLY IN EFFECT FOR THE FUNDS.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO PNC FUNDS RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) ON APRIL 21, 2009, PNC FINANCIAL SERVICES GROUP, INC., PARENT OF ALLEGIANT'S ADVISER, PROVIDED A $1.7 MILLION CAPITAL INFUSION TO THE PNC MONEY MARKET FUND TO OFFSET A CAPITAL LOSS CARRYFORWARD. THE FUND HAD BEEN DILUTED BY THAT AMOUNT THROUGH A RESIDUAL CAPITAL LOSS CARRYFORWARD FROM 2004, RESULTING FROM THE EARLIER SALE OF COMMERCIAL PAPER HOLDINGS IN BOTH PACIFIC GAS AND ELECTRIC AND SOUTHERN CALIFORNIA EDISON.

(4) CAPITAL INFUSIONS IN JUNE AND JULY OF 2004 RESULTED IN A $0.001 EFFECT TO THE NET ASSET VALUE PER SHARE OF CLASS I FOR THE YEAR ENDED MAY 31, 2005 AND HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31

                                  REALIZED
                                    AND
         NET ASSET               UNREALIZED               DIVIDENDS
          VALUE,        NET     GAIN (LOSS)    PAYMENT    FROM NET    NET ASSET
         BEGINNING  INVESTMENT      ON          FROM     INVESTMENT  VALUE, END   TOTAL
          OF YEAR     INCOME+   INVESTMENTS  AFFILIATE+    INCOME     OF YEAR    RETURN
         ---------  ----------  -----------  ----------  ----------  ----------  ------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS I
2009       $1.00       $0.01        $--       $--          $(0.01)      $1.00     1.15%
2008        1.00        0.03         --        --(*,2)      (0.03)       1.00     2.93
2007        1.00        0.03         --        --           (0.03)       1.00     3.40
2006        1.00        0.03         --        --           (0.03)       1.00     2.58
2005        1.00        0.01         --        --           (0.01)       1.00     1.35
TAX EXEMPT MONEY MARKET FUND
CLASS I
2009       $1.00       $0.01        $--       $--          $(0.01)      $1.00     1.20%
2008        1.00        0.03         --        --(*,2)      (0.03)       1.00     2.98
2007        1.00        0.03         --*       --           (0.03)       1.00     3.40
2006        1.00        0.03         --        --           (0.03)       1.00     2.58
2005        1.00        0.01         --        --           (0.01)       1.00     1.36
TREASURY MONEY MARKET FUND
CLASS I
2009       $1.00       $0.01        $--*      $--          $(0.01)      $1.00     0.53%
2008        1.00        0.03         --*       --(*,2)      (0.03)       1.00     3.05
2007        1.00        0.05         --*       --           (0.05)       1.00     4.69
2006        1.00        0.03         --        --           (0.03)       1.00     3.36
2005        1.00        0.01         --        --           (0.01)       1.00     1.43

                                                     RATIO        RATIO OF NET
                                    RATIO OF NET  OF EXPENSES  INVESTMENT INCOME
                        RATIO OF     INVESTMENT    TO AVERAGE     TO AVERAGE
         NET ASSETS     EXPENSES       INCOME      NET ASSETS     NET ASSETS
           END OF      TO AVERAGE    TO AVERAGE   (BEFORE FEE    (BEFORE FEE
         YEAR (000)  NET ASSETS(1)   NET ASSETS     WAIVERS)       WAIVERS)
         ----------  -------------  ------------  -----------  -----------------
PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
CLASS I
2009      $141,289       0.32%          1.13%        0.37%           1.08%
2008       143,143       0.27           2.80         0.32            2.75
2007       102,098       0.28           3.35         0.33            3.30
2006        80,340       0.32           2.55         0.49            2.38
2005        93,325       0.34           1.33         0.59            1.08
TAX EXEMPT MONEY MARKET FUND
CLASS I
2009      $838,738       0.31%          1.17%        0.36%           1.12%
2008       784,504       0.26           2.89         0.31            2.84
2007       546,126       0.27           3.36         0.32            3.31
2006       381,918       0.31           2.55         0.45            2.41
2005       436,206       0.33           1.35         0.53            1.15
TREASURY MONEY MARKET FUND
CLASS I
2009      $323,676       0.34%          0.49%        0.38%           0.45%
2008       419,907       0.37           2.69         0.42            2.64
2007       171,646       0.39           4.59         0.44            4.54
2006       164,992       0.43           3.24         0.48            3.19
2005       196,930       0.43           1.17         0.48            1.12

+    PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1) THE BOARD OF TRUSTEES OF THE PNC GOVERNMENT MONEY MARKET, MONEY MARKET, OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS (THE "FUNDS") APPROVED THE PARTICIPATION BY EACH OF THE FUNDS IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS (THE "PROGRAM"). THE PROGRAM PROTECTS THE VALUE OF SHARES OF MONEY MARKET FUND INVESTORS AS OF SEPTEMBER 19, 2008. A SHAREHOLDER WOULD RECEIVE A PAYMENT IN THE AMOUNT OF $1.00 PER COVERED SHARE UPON LIQUIDATION OF A FUND, IF THE FUND'S MARKET- BASED NET ASSET VALUE PER SHARE WERE TO FALL BELOW $0.995 AND WAS NOT PROMPTLY RESTORED TO $1.00. THE NUMBER OF COVERED SHARES IS THE LESSER OF THE NUMBER OF SHARES OWNED ON SEPTEMBER 19, 2008 OR THE NUMBER OF SHARES OWNED ON THE DATE WHEN THE PAYMENT IS TRIGGERED. SHARES ACQUIRED BY INVESTORS AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 19, 2008 WERE ELIGIBLE FOR PROTECTION UNDER THE PROGRAM ONLY TO THE EXTENT THAT SUCH PURCHASES REPLACE PRIOR COVERED SHARES. THE TOTAL AMOUNT OF COVERAGE AVAILABLE FOR ALL PARTICIPANTS IN THE PROGRAM IS LIMITED TO THE AMOUNT OF FUNDS AVAILABLE UNDER THE FEDERAL EXCHANGE STABILIZATION FUND. THE INITIAL TERM OF THE PROGRAM EXPIRED ON DECEMBER 18, 2008. THE U.S. DEPARTMENT OF THE TREASURY THEN EXTENDED THE PROGRAM THROUGH THE CLOSE OF BUSINESS ON SEPTEMBER 18, 2009. AS A PARTICIPANT IN THE PROGRAM, THE FUND PAID PARTICIPATION FEES OF 0.01% FOR THE PERIOD SEPTEMBER 19, 2008 THROUGH DECEMBER 18, 2008 AND 0.015% FOR THE PERIOD DECEMBER 19, 2009 THROUGH SEPTEMBER 18, 2009, RESPECTIVELY, BASED ON THE NET ASSET VALUE OF THE FUND AS OF SEPTEMBER 19, 2008. EACH FUND WILL BEAR THE EXPENSE OF ITS PARTICIPATION IN THE PROGRAM WITHOUT REGARD TO ANY EXPENSE LIMITATION CURRENTLY IN EFFECT FOR THE FUNDS.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO PNC FUNDS RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

                               INVESTMENT ADVISER

                            PNC Capital Advisors, LLC
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201

                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

     The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

     PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

     "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

     We may collect nonpublic personal information about you from the following sources:

     - Information that you provide to us, such as on applications or other forms, or

     -    Information about your transactions with us

OUR SECURITY PROCEDURES

     To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

     PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

     PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

     We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

     We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
   Commercial Metals Company

JOHN R. MURPHY
CO-CHAIRMAN
Vice Chairman, National Geographic Society
Director:
   Omnicon Group, Inc.
   SirsiDynix

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton
   College of Business and Economics, University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

DALE C. LAPORTE
LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General Counsel, Invacare Corporation
Director:
   Invacare Corporation

L. WHITE MATTHEWS, III
Retired; Chairman, Ceridian Corporation
Director:
   Matrixx Initiatives, Inc.
   Imation Corp.
   Constar International Inc.

EDWARD D. MILLER, JR.
Dean and Chief Executive Officer, Johns Hopkins Medicine
Director:
   Bradmer Pharmaceuticals, Inc.
   Care Fusion

        PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                             (PNC FUNDS(R) LOGO)

                                   (GRAPHIC)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
pncfunds.com

BY TELEPHONE:

Call 1-800-622-FUND (3863)

BY MAIL:

PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act registration number is 811-4416.

                                                             (PNC FUNDS(R) LOGO)

                                                                     PS-004-0210

PNC FUNDS PROSPECTUS

A AND C SHARES                                                  OCTOBER 1, 2009,
                                                                AS AMENDED
                                                                FEBRUARY 8, 2010

TAX EXEMPT BOND FUNDS

Maryland Tax Exempt Bond Fund

Tax Exempt Limited Maturity Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(PNC FUNDS(R) LOGO)

INVESTMENT ADVISER

PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the Maryland Tax Exempt Bond and Tax Exempt Limited Maturity Bond Funds before investing. PNC Funds also offers Class A and Class C Shares of other Equity, Fixed Income, Tax Exempt Bond and Money Market Funds in separate prospectuses. To obtain more information about PNC Funds, visit pncfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ...............................   1
TAX EXEMPT BOND FUNDS
   PNC MARYLAND TAX EXEMPT BOND FUND ......................................   2
   PNC TAX EXEMPT LIMITED MATURITY BOND FUND ..............................   4
MORE INFORMATION ABOUT PRINCIPAL RISKS ....................................   8
INVESTMENT ADVISER AND INVESTMENT TEAM ....................................  10
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES ..........................  11
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS ...............................  19
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS .......................  20
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ....................  22
MORE INFORMATION ABOUT FUND INVESTMENTS ...................................  23
FINANCIAL HIGHLIGHTS ......................................................  24

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of each Fund may be changed at any time without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High level of interest income that is exempt from federal and Maryland state and local income taxes

PRINCIPAL INVESTMENT STRATEGY

Investing in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, derivatives risk

TICKER SYMBOL

Class A   PDATX
Class C   PDACX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes. The Fund will invest in securities of varying maturity.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Maryland residents.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and issuers. The Fund will generally purchase investment grade debt municipal obligations in one of the four highest rating categories of credit quality rated by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its total assets in interest rate swaps.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 8, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 22.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of investing in the Maryland Tax Exempt Bond Fund by showing changes in the Fund's performance, before taxes, from calendar year to calendar year and by showing how the Fund's average annual total returns for the one, five and ten years, before and after taxes, compared with those of the Barclays Capital Quality Intermediate Index, an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA. The Fund commenced operations upon the closing of the reorganization between PNC Funds (formerly known as "Allegiant Funds") and PNC Funds, Inc., on February 8, 2010. The performance set forth below is based on the performance of corresponding classes of the Maryland Tax Exempt Bond Fund of PNC Funds, Inc. (the "Predecessor Fund"). The Predecessor Fund also was managed by the Adviser and its predecessor for the periods shown below. Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Class I, a class of shares of the Fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the fund would have substantially similar returns as the Class I because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns would be less than those shown below. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                   (BAR CHART)

1999   -2.61%
2000   10.11%
2001    3.62%
2002    6.83%
2003    2.88%
2004    1.86%
2005    0.78%
2006    3.12%
2007    2.79%
2008    1.72%

Best Quarter     4.55%   (12/31/00)
Worst Quarter   -1.87%   (06/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was 3.62%.

                                                           TAX EXEMPT BOND FUNDS

                                               PNC MARYLAND TAX EXEMPT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                                    1 YEAR   5 YEARS   10 YEARS
--------------                                                    ------   -------   --------
PNC Maryland Tax Exempt Bond Fund
Returns Before Taxes                                              -2.60%    1.17%      2.61%
Returns After Taxes on Distributions(1)                           -2.60%    1.17%      2.61%
Returns After Taxes on Distributions and Sale of Fund Shares(1)   -0.71%    1.42%      2.71%
Barclays Capital Quality Intermediate Index(2)
(reflects no deduction for fees, expenses or taxes)                5.77%    3.82%      4.71%

CLASS C SHARES                                                    1 YEAR   5 YEARS   10 YEARS
--------------                                                    ------   -------   --------
PNC Maryland Tax Exempt Bond Fund                                 -0.08%    1.46%      2.51%
Barclays Capital Quality Intermediate Index(2)
(reflects no deduction for fees, expenses or taxes)                5.77%    3.82%      4.71%

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE BARCLAYS CAPITAL QUALITY INTERMEDIATE INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF INTERMEDIATE MUNICIPAL BONDS WITH AN AVERAGE CREDIT QUALITY OF AA.

FUND FEES AND EXPENSES

See page 6 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High level of income that is exempt from regular federal income tax as is consistent with relative protection of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, derivatives risk

TICKER SYMBOL

Class A   PDLAX
Class C   PDCLX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets (which includes borrowings for investment purposes) in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations in one of the four highest rating categories of credit quality rated by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its total assets in interest rate swaps.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 8, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 22.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of investing in the Tax Exempt Limited Maturity Bond Fund by showing changes in the Fund's performance, before taxes, from calendar year to calendar year and by showing how the Fund's average annual total returns for the one, five and ten years, before and after taxes, compared with those of the Barclays Capital Mutual Fund Short Index, an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years. The Fund commenced operations upon the closing of the reorganization between PNC Funds (formerly known as "Allegiant Funds") and PNC Funds, Inc., on February 8, 2010. The performance set forth below is based on the performance of corresponding classes of the Tax Exempt Limited Maturity Bond Fund of PNC Funds, Inc. (the "Predecessor Fund"). The Predecessor Fund also was managed by the Adviser and its predecessor for the periods shown below. Prior to September 30, 2002, the quoted performance of Class A and Class C Shares reflects the performance of the Class I, a class of shares of the fund not offered by this prospectus; adjusted to reflect the expenses of Class A and Class C Shares. Class A and Class C Shares of the Fund would have substantially similar returns as the Class I because the shares represent interest in the same portfolio of investments and the annual returns would differ only to the extent that the classes do not have the same expenses. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been reflected, the returns would be less than those shown below. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999   0.34%
2000   5.49%
2001   4.83%
2002   4.92%
2003   1.55%
2004   0.42%
2005   0.12%
2006   2.27%
2007   3.83%
2008   3.86%

Best Quarter     2.92%   (6/30/02)
Worst Quarter   -1.30%   (6/30/99)

The Fund's year-to-date total return for Class A Shares through June 30, 2009 was -1.85%.

                                                           TAX EXEMPT BOND FUNDS

                                       PNC TAX EXEMPT LIMITED MATURITY BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS A SHARES                                                           1 YEAR   5 YEARS   10 YEARS
--------------                                                           ------   -------   --------
PNC Tax Exempt Limited Maturity Bond Fund
Returns Before Taxes                                                     -0.51%    1.21%      2.29%
Returns After Taxes on Distributions(1)                                  -0.51%    1.21%      2.28%
Returns After Taxes on Distributions and Sale of Fund Shares(1)           0.49%    1.34%      2.34%
Barclays Capital Mutual Fund Short Index(2)
(reflects no deduction for fees, expenses or taxes)                       5.37%    3.23%      3.97%

CLASS C SHARES                                                           1 YEAR   5 YEARS   10 YEARS
--------------                                                           ------   -------   --------
PNC Tax Exempt Limited Maturity Bond Fund                                 2.34%    1.56%      2.22%
Barclays Capital Mutual Fund Short Index(2)
(reflects no deduction for fees, expenses or taxes)                       5.37%    3.23%      3.97%

(1) AFTER-TAX RETURNS ARE SHOWN FOR CLASS A SHARES ONLY. AFTER-TAX RETURNS FOR CLASS C SHARES WILL DIFFER. AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE BARCLAYS CAPITAL MUTUAL FUND SHORT INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF HIGHLY RATED, SHORT DURATION MUNICIPAL BONDS WITH EFFECTIVE MATURITIES OF 0-6 YEARS.

FUND FEES AND EXPENSES

See page 6 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   MARYLAND TAX       TAX EXEMPT LIMITED
                                                 EXEMPT BOND FUND     MATURITY BOND FUND
                                                ------------------    ------------------
                                                CLASS A    CLASS C    CLASS A    CLASS C
                                                -------    -------    -------    -------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)             3.00%(1)   None       3.00%(1)    None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)            None(2)    1.00%(3)   None(2)    1.00%(3)
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)             None       None       None        None
Redemption Fee (as a percentage of
amount redeemed, if applicable)                 None       None       None        None
Exchange Fee                                    None       None       None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

Investment Advisory Fees                        0.40%      0.40%      0.40%      0.40%
Distribution (12b-1) Fees                       0.03%(4)   0.75%      0.03%(4)   0.75%
Other Expenses:
   Shareholder Servicing Fees(5)                0.25%      0.25%      0.25%      0.25%
   Other(7)                                     0.20%      0.20%      0.18%      0.18%
Total Other Expenses                            0.45%      0.45%      0.43%      0.43%
Total Annual Fund Operating Expenses(6,7)       0.88%      1.60%      0.86%      1.58%

(1) This sales charge varies depending upon how much you invest. For more information on the sales charge waiver, see the "Sales Charges" section of this prospectus.

(2) A contingent deferred sales charge of 0.50% is charged if you redeem Class A Shares purchased in the amount of $1,000,000 or more within 18 months.

(3) A contingent deferred sales charge is charged only with respect to Class C Shares redeemed prior to 18 months from the date of purchase.

(4) Distribution (12b-1) Fees have been restated to limit the maximum fees to be incurred by each Fund's Class A Shares during the current fiscal year. Each Fund may reimburse expenses up to a maximum of 0.10% under the Funds' distribution plan for Class A Shares but expects such reimbursements to be no more than the Distribution (12b-1) Fees stated in the table above during the current fiscal year.

(5) Certain financial institutions may provide administrative services to their customers who own Class A or Class C Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(6) As a result of voluntary waivers and expense reimbursements, the "Total Annual Fund Operating Expenses" of the Fund are expected to be 0.81% for Class A and 1.53% for Class C. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, "Total Annual Fund Operating Expenses" may increase without notice. The investment adviser may seek reimbursement from the Fund for such waived or reimbursed amounts whenever the Fund's "Total Annual Fund Operating Expenses" is below 0.81% for Class A and 1.53% for Class C, subject to Board approval.

(7) "Other Expenses" and "Total Annual Fund Operating Expenses" have been restated to reflect current fees and expenses.

For more information about these fees, see "Investment Adviser and Portfolio Managers" and "Distribution and Shareholder Services Plans".

                                                           TAX EXEMPT BOND FUNDS

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class A or Class C shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                                     1 YEAR   3 YEARS
                                                     ------   -------
MARYLAND TAX EXEMPT BOND FUND
   Class A Shares                                     $387      $572
   Class C Shares(1)                                  $263      $505
   Class C Shares(2)                                  $163      $505
TAX EXEMPT LIMITED MATURITY BOND FUND
   Class A Shares                                     $385      $566
   Class C Shares(1)                                  $261      $499
   Class C Shares(2)                                  $161      $499

(1)  IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD.

(2)  IF YOU DO NOT REDEEM YOUR SHARES AT THE END OF THE PERIOD.

MORE INFORMATION ABOUT PRINCIPAL RISKS


                                                               Interest                  Non-
                                        Credit   Derivatives     Rate     Market   Diversification   Single State
                                         Risk       Risk         Risk      Risk          Risk            Risk
                                        ------   -----------   --------   ------   ---------------   ------------
TAX EXEMPT BOND FUNDS
Maryland Tax Exempt Bond Fund             X          X             X        X             X               X
Tax Exempt Limited Maturity Bond Fund     X          X             X        X

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. For the Funds, junk bonds and high-yield bonds involve a greater risk of default or downgrade and are more volatile than investment grade securities. Junk bonds and high-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds and high-yield bonds may be more susceptible than other issuers to economic downturns. Junk bonds and high-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

The Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

If a Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

INTEREST RATE RISK. An investment by the Funds in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that a Fund's yield will decline due to falling interest rates and the market prices of a Fund's fixed income investments may decline due to an increase in market interest rates.

MARKET RISK. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers.

These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

The Funds are subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Maryland Tax Exempt Bond Fund is also subject to the risk that Maryland municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

NON-DIVERSIFICATION RISK. The Maryland Tax Exempt Bond Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

SINGLE STATE RISK. The Maryland Tax Exempt Bond Fund's focus on investments in securities of issuers located in Maryland leaves that Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 22.

INVESTMENT ADVISER AND INVESTMENT TEAM

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital managed approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the advisory fees payable to the Adviser from each Fund:

                                                  ADVISORY FEES AS A PERCENTAGE
FUND NAME                                             OF AVERAGE NET ASSETS
---------                                         -----------------------------
Maryland Tax Exempt Bond Fund                                 0.40%
Tax Exempt Limited Maturity Bond Fund                         0.40%

A discussion regarding the basis for the Board's approval of the Funds' advisory agreements will be available in the annual report to shareholders for the period ended May 31, 2010.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for either of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

PORTFOLIO MANAGEMENT TEAM

NAME                                    BUSINESS EXPERIENCE
----                                    -------------------
MARYLAND TAX EXEMPT BOND AND TAX EXEMPT LIMITED MATURITY BOND FUNDS
Stephen Winterstein                     Mr. Winterstein has overall responsibility for the Tax Exempt Fixed Income team's investment
Managing Director, Municipal Bonds      operations. He is the lead portfolio manager with respect to the Maryland Tax Exempt and
Years with the Adviser and              Tax Exempt Limited Maturity Bond Funds.
affiliated entities: 16
Industry experience: 25 years           Mr. Winterstein has been with the Adviser and its affiliates or its predecessors since 1993.

Adam Mackey                             Mr. Mackey has responsibility for portfolio management and trading for municipal bonds. He
Portfolio Manager, Municipal Bonds      is the co-portfolio manager with respect to the Maryland Tax Exempt and Tax Exempt Limited
Years with the Adviser and              Maturity Bond Funds.
affiliated entities: 8
Industry experience: 12 years           Mr. Mackey has been with the Adviser and its affiliates or its predecessors since 2001.
                                        Prior to joining the Adviser, he was a municipal bond trader at the Vanguard Group.

Rebecca Rogers                          Ms. Rogers leads the municipal bond trading desk and is responsible for the execution of
Portfolio Manager, Municipal Bonds      trades. She is the co-portfolio manager with respect to the Maryland Tax Exempt and Tax
Years with the Adviser and affiliated   Exempt Limited Maturity Bond Funds.
entities: 9
Industry experience: 25 years           Ms. Rogers has been with the Adviser and its affiliates or its predecessors since 2000.
                                        Prior to joining the Adviser in 2000, she was in the institutional sales group of A.H.
                                        Williams.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

This section tells you how to purchase, exchange and redeem Class A Shares and Class C Shares of the Funds. The Funds may accept or reject any purchase order.

Class A Shares and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to invest, and whether you plan to make additional investments.

     CLASS A SHARES

     - FRONT-END SALES CHARGE (SEE PAGE 15 FOR INFORMATION ABOUT REDUCED OR WAIVED FRONT-END SALES CHARGES)

     - CONTINGENT DEFERRED SALES CHARGE ON CERTAIN PURCHASES OF $1 MILLION OR MORE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     -    12B-1 FEES UP TO 0.10% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class A Shares are for individuals, corporate investors and retirement plans.

     CLASS C SHARES:

     -    NO FRONT-END SALES CHARGE

     - CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 18 MONTHS OF INITIAL PURCHASE)

     -    12B-1 FEES UP TO 0.75% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    $1,000 MINIMUM INITIAL INVESTMENT - NO SUBSEQUENT MINIMUM INVESTMENT

     -    DOES NOT CONVERT TO ANY OTHER SHARE CLASS

     -    $50 MINIMUM MONTHLY INVESTMENT THROUGH PLANNED INVESTMENT PROGRAM

Class C Shares are for individuals, corporate investors and retirement plans.

For investors purchasing Class A or Class C Shares through a Planned Investment Program, the minimum initial investment is $50. See "Planned Investment Program" on page 13. For information on how to open an account and set up procedures for placing transactions, call 1-800-622-FUND (3863).

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services, including 12b-1 fees. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                    NEW ACCOUNT SET UP                                          ADDING TO AN EXISTING ACCOUNT
                    ---------------------------------------------------------   ----------------------------------------------------
ONLINE              -  Visit our site and click on "Account Access" to submit   -  You may place your purchase order on our website
pncfunds.com           ano online application. Or log on to our online Forms       using your established banking instructions for
                       Center to print an application and mail to the address      payment. To authorize this service, please
                       below.                                                      complete an Account Maintenance Form or call
                                                                                   1-800-622-FUND (3863).
                    -  Unless you arrange to pay by wire or ACH, write your
                       check, payable in U.S. dollars, to "PNC Funds (Fund
                       name)." PNC Funds cannot accept third-party checks,
                       starter checks, credit cards, credit card checks, cash
                       or cash equivalents (i.e., cashier's check, bank
                       draft, money order or travelers' check).

BY MAIL             -  Complete and sign an application. Applications may be    -  Provide purchase instructions with the fund name,
                       requested by calling 1-800-622-FUND (3863) and are          share class, your account number and account
                       also available at pncfunds.com.                             registration information.

                    -  Make your check payable to "PNC Funds (Fund Name)."      -  Make your check payable to "PNC Funds (Fund
                       PNC Funds cannot accept third-party checks, starter         Name)." PNC Funds cannot accept third-party
                       checks, credit cards, credit card checks, cash or cash      checks, starter checks, credit cards, credit card
                       equivalents (i.e., cashier's check, bank draft, money       checks, cash or cash equivalents (i.e., cashier's
                       order or travelers' check).                                 check, bank draft, money order or travelers'
                                                                                   check).

                    -  Mail the completed and signed account application and    -  Mail the instructions and the check to one of the
                       your check to:                                              two mailing addresses provided.

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          P.O. Box 9795
                          Providence, RI 02940-9795

                          OVERNIGHT DELIVERY TO:

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          101 Sabin Street
                          Pawtucket, RI 02860-1427

BY TELEPHONE WITH   -  Call Investor Services at 1-800-622-FUND (3863) to set    -  If you previously selected the telephone
WIRE TRANSFER          up an account number and to receive a wire control           purchases option for your account, call Investor
                       number to be included in the body of the wire.               Services at 1-800-622-FUND (3863) to purchase
                                                                                    additional shares.
                    -  Ask your bank to immediately transmit available funds
                       by wire. Your bank may charge you a wiring fee for       -  If your bank account information is on file, you
                       this service.                                               can request purchases through federal funds wire
                                                                                   or electronic transfer through the Automated
                    -  Wiring instructions are as follows:                         Clearing House.

                          PNC Bank, N.A.                                        -  To add telephone purchases option to your
                          Philadelphia, PA                                         account, please complete an Account Maintenance
                          ABA # 031000053                                          Form or call Investor Services.
                          DDA# 8611711342
                          For credit to the PNC Funds
                          Further credit (your fund number, your
                          account number and the name on the account)
                          Confirmation or order number (if applicable)

                    -  Complete and sign the account application and mail to:

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          P.O. Box 9795
                          Providence, RI 02940-9795

                          OVERNIGHT DELIVERY TO:

                          PNC Funds
                          c/o PNC Global Investment Servicing
                          101 Sabin Street
                          Pawtucket, RI 02860-1427

                    NEW ACCOUNT SET UP                                          ADDING TO AN EXISTING ACCOUNT
                    ---------------------------------------------------------   ----------------------------------------------------
PLANNED INVESTMENT  -  With a $50 minimum initial investment, you may           -  With current bank account information on your
PROGRAM                purchase Class A or Class C Shares automatically            account, participation in the program can be
(SYSTEMATIC            through regular deductions from your regular checking       arranged via the Internet or by calling
INVESTING)             or savings bank account in amounts of at least $50 per      1-800-622-FUND (3863).
                       month per account.
                                                                                -  For existing accounts, without bank account
                    -  You may arrange for participation in this program when      information, participation can be arranged by
                       a new account is established.                               completing an Account Maintenance Form with
                                                                                   banking information. This form must include a
                                                                                   signature guaranteed by a bank or other financial
                                                                                   institution.

BY EXCHANGE         -  You may exchange your shares of a Fund for the same      -  If you previously selected the telephone exchange
                       class of shares of another PNC Fund.                        option for your account, call our Investor
                                                                                   Services at 1-800-622-FUND (3863) to exchange
                    -  Call with your account name, number, and amount of          your shares.
                       exchange into an existing account (minimum amount is
                       $1,000).                                                 -  To authorize exchanges to your account, please
                                                                                   complete an Account Maintenance Form or call
                    -  You may exchange your shares on any Business Day. The       Investor Services.
                       deadline for submitting same day exchange orders to
                       PNC Funds' transfer agent is 4:00 p.m. Eastern time.

SYSTEMATIC          -  You may exchange shares of a PNC Fund for any other PNC Fund of the same class automatically, at periodic
EXCHANGE PROGRAM       intervals. If you would like to enter a program concerning Class C Shares, you must exchange them within either six or twelve months from the date of purchase. The minimum exchange amount is $50.

                    -  You may arrange for participation in this program via the Internet at pncfunds.com, by calling 1-800-622-FUND
                       (3863) or by completing an account application.

FINANCIAL           -  Contact your financial consultant, financial intermediary or institution to transact initial purchases or
INTERMEDIARY           additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

                    -  Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

                    -  PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value ("NAV") per share next determined after such receipt by the financial intermediary, adjusted for any applicable sales charge.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange (NYSE)) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by either Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the NYSE is open for business (Business
Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form, plus, in the case of Class A Shares, the applicable front-end sales charge. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time. However, the Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds (together with all of the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million. There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange your shares of a Fund for the same class of shares of another PNC Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

-    CLASS A SHARES

     You may exchange Class A Shares of any PNC Fund for Class A Shares of any other PNC Fund. If you exchange shares that you purchased without a sales charge into a PNC Fund with a sales charge, that exchange is subject to the sales charge applicable to the new Fund. If you exchange shares into a PNC Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange in this manner.

-    CLASS C SHARES

     You may exchange Class C Shares of any PNC Fund for Class C Shares of any other PNC Fund. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange in this manner, provided you hold your shares for at least 18 months from your initial purchase.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load. The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment and your investment selection:

MARYLAND TAX EXEMPT BOND AND
TAX EXEMPT LIMITED MATURITY BOND FUNDS

                                                              DEALERS'
                      SALES CHARGE AS   AS A % OF NET       REALLOWANCE
IF YOUR               A % OF OFFERING       AMOUNT      AS A % OF OFFERING
INVESTMENT IS:        PRICE PER SHARE      INVESTED       PRICE PER SHARE
--------------        ---------------   -------------   ------------------
Less than $100,000          3.00             3.09              2.50
$100,000 but less
   than $250,000            2.00             2.04              1.50
$250,000 but less
   than $500,000            1.50             1.52              1.00
$500,000 but less
   than $1,000,000          1.00             1.01              0.50
$1,000,000 or more*         0.00             0.00              0.00

* There is no front-end sales charge on purchases of Class A Shares of $1,000,000 or more and in such cases, the Underwriter, Adviser, or one of their affiliates, may make a payment to the selected dealer in an amount not to exceed 0.50% of the amount invested. If you redeem shares purchased without a sales charge within 18 months after the purchase date, a contingent deferred sales charge of 0.50% will be assessed against your account.

REDUCED SALES CHARGES - CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. PNC Funds will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for:

(i)   your account;

(ii)  your spouse's account;

(iii) a joint account with your spouse; or

(iv)  your minor children's trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. PNC Funds will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK US FOR THE REDUCTION AT THE TIME OF PURCHASE. You must provide PNC Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). Accounts to be aggregated include investment accounts held at different broker-dealers and retirement accounts. PNC Funds may amend or terminate this right of accumulation at any time.

COMBINED PURCHASES. You may qualify for a reduced sales charge if you are purchasing shares of the Funds. When calculating the appropriate sales charge rate, PNC Funds will combine same day purchases of Class A Shares of the Funds (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21), in investment accounts held at different broker-dealers and retirement accounts. This combination also applies to Class A Shares that you purchase with a Letter of Intent, as described below. YOU MUST NOTIFY PNC FUNDS OF THE PURCHASES THAT QUALIFY FOR THIS DISCOUNT AT THE TIME OF PURCHASE. In order to obtain a breakpoint discount, it may be necessary at the time of purchase for you to inform the Fund or your financial intermediary of the existence of other accounts that you have with an intermediary in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be asked to provide information or records, including account statements, regarding shares of PNC Funds held in:

-    all of your accounts at PNC Funds or a financial intermediary;

-    any of your accounts at another financial intermediary; and

- accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a

Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. PNC Funds will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send PNC Funds a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

The Letter authorizes PNC Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period or you redeem the entire amount within one year from the date on which the total intended purchase was completed, PNC Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

For more information on reduced sales charges, please visit PNC Funds' website at pncfunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format.

WAIVER OF FRONT-END SALES CHARGE - CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

- by Trustees and officers of PNC Funds and their immediate families (spouse, parents, siblings, children and grandchildren);

- by directors and retired directors of The PNC Financial Services Group, Inc. ("PNC") or any of its affiliates and their immediate families, employees and retired employees of PNC or any of its affiliates and their immediate families and participants in employee benefit/retirement plans of PNC or any of its affiliates;

- by officers, directors, employees and retirees of any sub- advisers of any PNC Fund, co-administrators, transfer agent, distributor and custodian and members of their immediate families;

- by direct transfer or rollover from a qualified plan for which affiliates of PNC serve as trustee or agent (or certain institutions having relationships with affiliates of PNC);

- by investors purchasing through payroll deduction or investors investing through "one stop" networks;

- by orders placed by qualified broker-dealers, investment advisers or financial planners who charge a management fee for their services and place trades for their own account or accounts of clients; and

- through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplace.(TM) Check with your broker-dealer to see if you qualify for this exemption.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of either Fund at NAV without the normal front-end sales charge, up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without paying another front-end sales charge. To exercise this privilege, PNC Funds must receive your purchase order within 180 days of your redemption. IN ADDITION, YOU MUST NOTIFY PNC FUNDS WHEN YOU SEND IN YOUR PURCHASE ORDER THAT YOU ARE REPURCHASING SHARES AND WOULD LIKE TO EXERCISE THIS OPTION.

CONTINGENT DEFERRED SALES CHARGES

If you redeem your Class A Shares purchased in the amount of $1,000,000 or more without a sales charge within 18 months after your purchase, you will pay a contingent deferred sales charge of 0.50%.

You do not pay a sales charge when you purchase Class C Shares. The offering price of Class C Shares is simply the next calculated NAV. If you redeem your Class C Shares within 18 months after your purchase, you will pay a contingent deferred sales charge of 1.00% on either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request in good order, whichever is less. Good order means that complete information is provided for your sale request.

The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges for the same Class of Shares of another PNC Fund. There is no conversion feature for Class C Shares.

When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.

The contingent deferred sales charge will be waived if you redeem your Class C Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 701/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

- exchange of Class C Shares of any PNC Fund for Class C Shares of another PNC Fund;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class C Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from a PNC Fund to a non-PNC Fund available through the plan.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy Class A Shares or Class C Shares. When you buy Class A Shares, your securities dealer is also paid a servicing fee immediately and as long as you hold your shares. On purchases of Class A Shares of $1,000,000 or more, a payment may be made to the selected dealer in an amount not to exceed 0.50% of the amount invested. When you buy Class C Shares, your securities dealer receives a servicing fee after 12 months and then as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which class of shares you buy.

From time to time, some financial institutions may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE                       The minimum amount for Internet redemptions is
PNCFUNDS.COM                 $100. You may arrange for participation in a
                             Systematic Withdrawal Plan (see below for more
                             information). To authorize a Systematic Withdrawal
                             Plan, please complete an Account Maintenance Form
                             or call 1-800-622-FUND (3863).

BY TELEPHONE                 Call with your account name, number, and amount of
1-800-622-FUND (3863)        redemption (minimum amount is $100). Redemptions
                             will be sent to the shareholder's address or bank
                             account on record.

SYSTEMATIC WITHDRAWAL PLAN   If you have at least $1,000 in your account, you
                             may use the Systematic Withdrawal Plan. Under the
                             plan you may arrange periodic automatic withdrawals
                             of at least $100 from either Fund. There will be no
                             deferred sales charge on systematic withdrawals
                             made on Class C Shares, as long as the annual
                             amounts withdrawn do not exceed 10% of the account.
                             The proceeds of each withdrawal will be mailed to
                             you by check or via electronic transfer to your
                             bank checking or savings account. Participation in
                             this program can be arranged when completing an
                             account application or an Account Maintenance Form,
                             via the Internet, or calling 1-800-622-FUND (3863).

FINANCIAL INTERMEDIARY       Contact your financial consultant, financial
                             intermediary or institution to redeem your shares.
                             Your financial consultant, financial intermediary
                             or institution may charge a fee for its services,
                             in addition to the fees charged by the Fund.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, or if you wish to redeem $100,000 or more of your shares, please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

-    Reject a purchase or exchange order

- Delay payment of immediate cash redemption proceeds for up to seven calendar days

- Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

-    Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted separate distribution plans with respect to Class A Shares and Class C Shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Each Fund offered in this prospectus is permitted to pay up to 0.10% as a percentage of average daily net assets for distribution fees on Class A Shares. However, actual distribution fees for Class A Shares are limited to no more than 0.03% for each Fund.

Distribution fees for Class C Shares, as a percentage of average daily net assets, are 0.75% for each Fund offered in this prospectus.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class A Shares or Class C Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class A Shares and Class C Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

FUND NAME

Maryland Tax Exempt Bond Fund           Monthly
Tax Exempt Limited Maturity Bond Fund   Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

The Funds anticipate that substantially all of their income distributions will be "exempt-interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

If you receive an exempt-interest dividend with respect to any share of a Fund and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Also, any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, exempt-interest dividends and Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but any other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Maryland Tax Exempt Bond Fund intends to distribute income that is exempt from Maryland income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.

                                                         High-Yield
                                               Fixed        Lower
                                              Income        Rated      Municipal    Derivative
                                            Securities   Securities   Securities   Instruments
                                            ----------   ----------   ----------   ------------
PNC Maryland Tax Exempt Bond Fund               X             X            X             X
PNC Tax Exempt Limited Maturity Bond Fund       X             X            X             X

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

- Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities.

Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class A and Class C Shares, respectively, of the Predecessor Maryland Tax Exempt Bond Fund and Predecessor Tax Exempt Limited Maturity Bond Fund. The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information for the fiscal years ended May 31, 2006 through May 31, 2009 was audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Predecessor Funds' financial statements and related notes, appears in the 2009 Annual Report for the Predecessor Funds. Information for the fiscal year ended May 31, 2005 was derived from financial statements audited by the Predecessor Funds' previous independent registered public accounting firm. This Annual Report has been incorporated by reference in the Statement of Additional Information for the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                                                           CHANGE IN
                                                               NET         NET ASSET
                                NET ASSET                 REALIZED AND       VALUE     DIVIDENDS                NET ASSET
                                  VALUE,       NET         UNREALIZED      RESULTING    FROM NET                  VALUE,
                                BEGINNING   INVESTMENT     GAIN (LOSS)       FROM      INVESTMENT     TOTAL       END OF
                                 OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS     INCOME     DIVIDENDS      YEAR
                                ---------   ----------   --------------   ----------   ----------   ---------   ---------
MARYLAND TAX EXEMPT BOND FUND
CLASS A SHARES
Year ended 05/31/09(e)            $10.82      $ 0.29         $ 0.23          $0.52       $(0.29)     $(0.29)      $11.05
Year ended 05/31/08                10.78        0.34           0.04           0.38        (0.34)      (0.34)       10.82
Year ended 05/31/07                10.77        0.34           0.01           0.35        (0.34)      (0.34)       10.78
Year ended 05/31/06                11.04        0.34          (0.27)          0.07        (0.34)      (0.34)       10.77
Year ended 05/31/05                11.03        0.31           0.01           0.32        (0.31)      (0.31)       11.04
CLASS C SHARES
Year ended 05/31/09(e)            $10.83      $ 0.24         $ 0.22          $0.46       $(0.24)     $(0.24)      $11.05
Year ended 05/31/08                10.78        0.28           0.05           0.33        (0.28)      (0.28)       10.83
Year ended 05/31/07                10.77        0.29           0.01           0.30        (0.29)      (0.29)       10.78
Year ended 05/31/06                11.04        0.28          (0.27)          0.01        (0.28)      (0.28)       10.77
Year ended 05/31/05                11.03        0.26           0.01           0.27        (0.26)      (0.26)       11.04

                                                          RATIO OF    RATIO OF NET     RATIO OF
                                                          EXPENSES     INVESTMENT    EXPENSES TO
                                            NET ASSETS   TO AVERAGE      INCOME        AVERAGE
                                              END OF     NET ASSETS        TO         NET ASSETS    PORTFOLIO
                                  TOTAL        YEAR        AFTER        AVERAGE         BEFORE       TURNOVER
                                RETURN(a)    (000'S)     WAIVER(b)     NET ASSETS    WAIVER(b)(c)    RATE(d)
                                ---------   ----------   ----------   ------------   ------------   ---------
MARYLAND TAX EXEMPT BOND FUND
CLASS A SHARES
Year ended 05/31/09(e)            4.94%       $  614      1.03%(f)        2.71%        1.43%(f)       29.15%
Year ended 05/31/08               3.56%          604      1.03%(f)        3.12%        1.46%(f)       38.95%
Year ended 05/31/07               3.32%          928      1.03%(f)        3.18%        1.35%(f)        8.95%
Year ended 05/31/06               0.62%        1,001      1.03%           3.11%        1.32%          25.31%
Year ended 05/31/05               2.94%          852      1.02%           2.81%        1.31%          21.94%
CLASS C SHARES
Year ended 05/31/09(e)            4.29%       $   12      1.53%(f)        2.21%        1.93%(f)       29.15%
Year ended 05/31/08               3.14%          118      1.53%(f)        2.62%        1.96%(f)       38.95%
Year ended 05/31/07               2.80%          114      1.53%(f)        2.67%        1.85%(f)        8.95%
Year ended 05/31/06               0.12%          153      1.52%           2.59%        1.82%          25.31%
Year ended 05/31/05               2.43%          218      1.52%           2.31%        1.81%          21.94%

(a)  EXCLUDES SALES CHARGE FOR CLASS A AND CLASS C SHARES.

(b) IN CERTAIN YEARS, THE EFFECT OF ANY INTEREST EXPENSE AS A RESULT OF DRAWING ON THE LINE OF CREDIT IS LESS THAN 0.01%.

(c) DURING THE YEAR CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

(d) PORTFOLIO TURNOVER RATE IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(e) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(f)  THE EFFECT OF ANY CUSTODY CREDIT ON THE RATIO IS LESS THAN 0.01%.

                                                                          CHANGE IN
                                                              NET         NET ASSET
                                NET ASSET                 REALIZED AND      VALUE      DIVIDENDS                NET ASSET
                                  VALUE,       NET         UNREALIZED     RESULTING     FROM NET                 VALUE,
                                BEGINNING   INVESTMENT    GAIN (LOSS)        FROM      INVESTMENT     TOTAL      END OF
                                 OF YEAR      INCOME     ON INVESTMENTS   OPERATIONS     INCOME     DIVIDENDS     YEAR
                                ---------   ----------   --------------   ----------   ----------   ---------   ---------
TAX EXEMPT LIMITED MATURITY BOND FUND
CLASS A SHARES
Year ended 05/31/09(d)            $10.07       $0.22         $ 0.20          $0.42       $(0.22)     $(0.22)      $10.27
Year ended 05/31/08                 9.87        0.27           0.20           0.47        (0.27)      (0.27)       10.07
Year ended 05/31/07                 9.86        0.25           0.01           0.26        (0.25)      (0.25)        9.87
Year ended 05/31/06                 9.98        0.20          (0.12)          0.08        (0.20)      (0.20)        9.86
Year ended 05/31/05                10.05        0.15          (0.07)          0.08        (0.15)      (0.15)        9.98
CLASS C SHARES
Year ended 05/31/09(d)            $10.07       $0.17         $ 0.19          $0.36       $(0.17)     $(0.17)      $10.26
Year ended 05/31/08                 9.86        0.22           0.21           0.43        (0.22)      (0.22)       10.07
Year ended 05/31/07                 9.86        0.20             --           0.20        (0.20)      (0.20)        9.86
Year ended 05/31/06                 9.98        0.15          (0.12)          0.03        (0.15)      (0.15)        9.86
Year ended 05/31/05                10.05        0.10          (0.07)          0.03        (0.10)      (0.10)        9.98

                                                          RATIO OF    RATIO OF NET    RATIO OF
                                                          EXPENSES     INVESTMENT    EXPENSES TO
                                            NET ASSETS   TO AVERAGE      INCOME        AVERAGE
                                              END OF     NET ASSETS        TO        NET ASSETS     PORTFOLIO
                                  TOTAL        YEAR        AFTER        AVERAGE        BEFORE       TURNOVER
                                RETURN(a)     (000'S)      WAIVER      NET ASSETS     WAIVER(b)      RATE(c)
                                ---------   ----------   ----------   ------------   ------------   ---------
TAX EXEMPT LIMITED MATURITY BOND FUND
CLASS A SHARES
Year ended 05/31/09(d)            4.20%        $927       1.03%(e)        2.13%         1.37%(e)      77.20%
Year ended 05/31/08               4.77%         864       1.03%(e)        2.65%         1.40%(e)     119.73%
Year ended 05/31/07               2.64%         932       1.03%(e)        2.52%         1.30%(e)      13.17%
Year ended 05/31/06               0.84%         650       1.03%           2.05%         1.26%         62.71%
Year ended 05/31/05               0.84%         411       1.02%           1.53%         1.24%         20.26%
CLASS C SHARES
Year ended 05/31/09(d)            3.58%        $ 33       1.52%(e)        1.64%         1.86%(e)      77.20%
Year ended 05/31/08               4.36%         111       1.53%(e)        2.15%         1.90%(e)     119.73%
Year ended 05/31/07               2.03%         107       1.53%(e)        2.01%         1.79%(e)      13.17%
Year ended 05/31/06               0.33%         105       1.53%           1.54%         1.76%         62.71%
Year ended 05/31/05               0.33%         106       1.53%           1.03%         1.74%         20.26%

(a)  EXCLUDES SALES CHARGE FOR CLASS A AND CLASS C SHARES.

(b) DURING THE YEAR CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

(c) PORTFOLIO TURNOVER RATE IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(d) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(e)  THE EFFECT OF ANY CUSTODY CREDIT ON THE RATIO IS LESS THAN 0.01%.

                               INVESTMENT ADVISER

                            PNC Capital Advisors, LLC
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201

                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

     The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

     PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

     "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

     We may collect nonpublic personal information about you from the following sources:

     - Information that you provide to us, such as on applications or other forms, or

     -    Information about your transactions with us

OUR SECURITY PROCEDURES

     To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

     PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

     PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

     We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

     We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                     NOTES

                                     NOTES

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
   Commercial Metals Company

JOHN R. MURPHY
CO-CHAIRMAN
Vice Chairman, National Geographic Society
Director:
   Omnicon Group, Inc.
   SirsiDynix

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus), Gatton
   College of Business and Economics,
   University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

DALE C. LAPORTE
LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General
   Counsel, Invacare Corporation
Director:
   Invacare Corporation

L. WHITE MATTHEWS, III
Retired; Chairman, Ceridian Corporation
Director:
   Matrixx Initiatives, Inc.
   Imation Corp.
   Constar International Inc.

EDWARD D. MILLER, JR.
Dean and Chief Executive Officer,
   Johns Hopkins Medicine
Director:
   Bradmer Pharmaceuticals, Inc.
   Care Fusion

        PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                             (PNC(R) FUNDS LOGO)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:
By Internet:
pncfunds.com

BY TELEPHONE:
Call 1-800-622-FUND (3863)

BY MAIL:
PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act
registration number is 811-4416

(PNC(R) FUNDS LOGO)

PS-010-0210

                              PNC FUNDS PROSPECTUS

                                    I SHARES

                                                                OCTOBER 1, 2009,

                                                                      AS AMENDED

                                                                FEBRUARY 8, 2010

                                                           TAX EXEMPT BOND FUNDS

                                                   Maryland Tax Exempt Bond Fund

                                           Tax Exempt Limited Maturity Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.

ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                             (PNC(R) FUNDS LOGO)

INVESTMENT ADVISER
PNC CAPITAL ADVISORS, LLC

ABOUT THIS PROSPECTUS

PNC Funds, formerly known as "Allegiant Funds," is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class A and Class C Shares of the Maryland Tax Exempt Bond and Tax Exempt Limited Maturity Bond Funds before investing. PNC Funds also offers Class A and Class C Shares of other Equity, Fixed Income, Tax Exempt Bond and Money Market Funds in separate prospectuses. To obtain more information about PNC Funds, visit pncfunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ..............................    1
TAX EXEMPT BOND FUNDS
   PNC MARYLAND TAX EXEMPT BOND FUND .....................................    2
   PNC TAX EXEMPT LIMITED MATURITY BOND FUND .............................    4
MORE INFORMATION ABOUT PRINCIPAL RISKS ...................................    7
INVESTMENT ADVISER AND INVESTMENT TEAM ...................................    9
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES .........................   10
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS ......................   16
MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ...................   18
MORE INFORMATION ABOUT FUND INVESTMENTS ..................................   19
FINANCIAL HIGHLIGHTS .....................................................   20

RISK / RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of each Fund may be changed at any time without a shareholder vote. PNC Capital Advisors, LLC (the "Adviser") manages the investments of each Fund. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's judgment about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. A Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

TAX EXEMPT BOND FUNDS

PNC MARYLAND TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High level of interest income that is exempt from federal and Maryland state and local income taxes

PRINCIPAL INVESTMENT STRATEGY

Investing in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk, derivatives risk

TICKER SYMBOL

Class I   PDITX

PRINCIPAL INVESTMENT STRATEGIES
As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes. The Fund will invest in securities of varying maturity.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Maryland residents.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and issuers. The Fund will generally purchase investment grade debt municipal obligations in one of the four highest rating categories of credit quality rated by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its total assets in interest rate swaps.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 7, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 18.

                                                           TAX EXEMPT BOND FUNDS

                                               PNC MARYLAND TAX EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of investing in the Maryland Tax Exempt Bond Fund by showing changes in the Fund's performance, before taxes, from calendar year to calendar year and by showing how the Fund's average annual total returns for the one, five and ten years, before and after taxes, compared with those of the Barclays Capital Quality Intermediate Index, an unmanaged index that tracks the performance of intermediate municipal bonds with an average credit quality of AA. The Fund commenced operations upon the closing of the reorganization between PNC Funds (formerly known as "Allegiant Funds") and PNC Funds, Inc. on February 8, 2010. The performance set forth below is based on the performance of corresponding class of the Maryland Tax Exempt Bond Fund of PNC Funds, Inc. (the
"Predecessor Fund"). The Predecessor Fund also was managed by the Adviser and its predecessor for the periods shown below. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999   -2.12%
2000   10.66%
2001    4.13%
2002    7.35%
2003    3.39%
2004    2.37%
2005    1.38%
2006    3.55%
2007    3.30%
2008    2.23%

Best Quarter     4.67%  (12/31/00)
Worst Quarter   -1.75%  (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 3.87%.

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                           1 YEAR   5 YEARS   10 YEARS
--------------                                           ------   -------   --------
PNC Maryland Tax Exempt Bond Fund
   Returns Before Taxes                                   2.23%     2.56%     3.57%
   Returns After Taxes on Distributions(1)                2.23%     2.56%     3.57%
   Returns After Taxes on Distributions and Sale of
      Fund Shares(1)                                      2.65%     2.70%     3.60%
Barclays Capital Quality Intermediate Index(2)
   (reflects no deduction for fees, expenses or taxes)    5.77%     3.82%     4.71%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE BARCLAYS CAPITAL QUALITY INTERMEDIATE INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF INTERMEDIATE MUNICIPAL BONDS WITH AN AVERAGE CREDIT QUALITY OF AA.

FUND FEES AND EXPENSES

See page 6 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High level of income that is exempt from regular federal income tax as is consistent with relative protection of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, derivatives risk

TICKER SYMBOL

Class I   PDLIX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets (which includes borrowings for investment purposes) in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax. The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund normally will maintain a dollar-weighted average portfolio maturity of between one and five years.

In selecting securities for the Fund to buy and sell, the Adviser monitors economic trends, including possible changes in interest rates, and evaluates many factors that may influence supply and demand among municipal securities of various structures, maturities and regions of the country. The Fund will generally purchase investment grade debt municipal obligations in one of the four highest rating categories of credit quality rated by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its total assets in interest rate swaps.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 7, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" beginning on page 18.

PERFORMANCE INFORMATION

The bar chart and performance table below illustrate the risks and volatility of investing in the Tax Exempt Limited Maturity Bond Fund by showing changes in the Fund's performance, before taxes, from calendar year to calendar year and by showing how the Fund's average annual total returns for the one, five and ten years, before and after taxes, compared with those of the Barclays Capital Mutual Fund Short Index, an unmanaged index that tracks the performance of highly rated, short duration municipal bonds with effective maturities of 0-6 years. The Fund commenced operations upon the closing of the reorganization between PNC Funds (formerly known as "Allegiant Funds") and PNC Funds, Inc. on February 8, 2010. The performance set forth below is based on the performance of the corresponding class of the Tax Exempt Limited Maturity Bond Fund of PNC Funds, Inc. (the "Predecessor Fund"). The Predecessor Fund also was managed by the Adviser and its predecessor for the periods shown below. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.


                          CALENDAR YEAR TOTAL RETURNS

                                  (BAR CHART)

1999    0.85%
2000    6.02%
2001    5.35%
2002    5.44%
2003    2.06%
2004    0.93%
2005    0.62%
2006    2.68%
2007    4.35%
2008    4.38%

Best Quarter     3.05%  (6/30/02)
Worst Quarter   -1.18%  (6/30/99)

The Fund's year-to-date total return for Class I Shares through June 30, 2009 was 2.11%.

                                                           TAX EXEMPT BOND FUNDS

                                       PNC TAX EXEMPT LIMITED MATURITY BOND FUND

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2008)

CLASS I SHARES                                           1 YEAR   5 YEARS   10 YEARS
--------------                                           ------   -------   --------
PNC Tax Exempt Limited Maturity Bond Fund
   Returns Before Taxes                                   4.38%     2.58%     3.25%
   Returns After Taxes on Distributions(1)                4.38%     2.58%     3.23%
   Returns After Taxes on Distributions and Sale of
      Fund Shares(1)                                      3.89%     2.59%     3.21%
Barclays Capital Mutual Fund Short Index(2)
   (reflects no deduction for fees, expenses or taxes)    5.37%     3.23%     3.97%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE BARCLAYS CAPITAL MUTUAL FUND SHORT INDEX IS AN UNMANAGED INDEX THAT TRACKS THE PERFORMANCE OF HIGHLY RATED, SHORT DURATION MUNICIPAL BONDS WITH EFFECTIVE MATURITIES OF 0-6 YEARS.

FUND FEES AND EXPENSES

See page 6 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    MARYLAND       TAX EXEMPT
                                                   TAX EXEMPT   LIMITED MATURITY
                                                    BOND FUND       BOND FUND
                                                   ----------   ----------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                None            None
Maximum Deferred Sales Charge (Load) (as a
   percentage of net asset value)                     None            None
Maximum Sales Charge (Load) Imposed on
   Reinvested Dividends and Other Distributions
   (as a percentage of offering price)                None            None
Redemption Fee (as a percentage of amount
   redeemed, if applicable)                           None            None
Exchange Fee                                          None            None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                              0.40%           0.40%
Distribution (12b-1) Fees                             None            None
Other Expenses(2)                                     0.20%           0.18%
                                                      ----            ----
Total Annual Fund Operating Expenses(1,2)             0.60%           0.58%
                                                      ----            ----

(1) As a result of voluntary waivers and expense reimbursements, the "Total Annual Fund Operating Expenses" of the Fund are expected to be 0.53%. The waivers and reimbursements may be terminated at any time at the option of the investment adviser. If this occurs, "Total Annual Fund Operating Expenses" may increase without notice. The investment adviser may seek reimbursement from the Fund for such waived or reimbursed amounts whenever the Fund's "Total Annual Fund Operating Expenses" is below 0.53%, subject to Board approval.

(2) "Other Expenses" and "Total Annual Fund Operating Expenses" have been restated to reflect current fees and expenses.

For more information about these fees, see "Investment Adviser and Portfolio Managers."

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class I Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be different, your approximate costs would be:

                                        1 YEAR   3 YEARS
                                        ------   -------
MARYLAND TAX EXEMPT BOND FUND             $61      $192
TAX EXEMPT LIMITED MATURITY BOND FUND     $59      $186

MORE INFORMATION ABOUT PRINCIPAL RISKS

                                                                  Interest                  Non-        Single
                                           Credit   Derivatives     Rate     Market   Diversification    State
                                            Risk       Risk         Risk      Risk         Risk          Risk
                                           ------   -----------   --------   ------   ---------------   ------
TAX EXEMPT BOND FUNDS
   Maryland Tax Exempt Bond Fund              X          X            X         X            X             X
   Tax Exempt Limited Maturity Bond Fund      X          X            X         X

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Although a Fund's investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. For the Funds, junk bonds and high-yield bonds involve a greater risk of default or downgrade and are more volatile than investment grade securities. Junk bonds and high-yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds and high-yield bonds may be more susceptible than other issuers to economic downturns. Junk bonds and high-yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

The Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to the Fund. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

If a Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

INTEREST RATE RISK. An investment by the Funds in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that a Fund's yield will decline due to falling interest rates and the market prices of a Fund's fixed income investments may decline due to an increase in market interest rates.

MARKET RISK. The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. The Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

The Funds are subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Maryland Tax Exempt Bond Fund is also subject to the risk that Maryland municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

NON-DIVERSIFICATION RISK. The Maryland Tax Exempt Bond Fund is non-diversified, which means that the Fund may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

SINGLE STATE RISK. The Maryland Tax Exempt Bond Fund's focus on investments in securities of issuers located in Maryland leaves that Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated.

For additional information about risks, see "More Information About Principal Investment Strategies" on page 18.

INVESTMENT ADVISER AND INVESTMENT TEAM

PNC Capital Advisors, LLC ("PNC Capital" or the "Adviser"), with its principal offices at Two Hopkins Plaza, Baltimore, Maryland 21201, is the investment adviser to the Funds. Prior to September 29, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and its affiliate, PNC Capital Advisors, Inc. merged to form the Adviser. As of December 31, 2009, PNC Capital managed approximately $34.1 billion in assets.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of PNC Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the advisory fees payable to the Adviser from each Fund:

                                        ADVISORY FEES AS A PERCENTAGE
FUND NAME                                   OF AVERAGE NET ASSETS
---------                               -----------------------------
Maryland Tax Exempt Bond Fund                       0.40%
Tax Exempt Limited Maturity Bond Fund               0.40%

A discussion regarding the basis for the Board's approval of the Funds' advisory agreements will be available in the annual report to shareholders for the period ended May 31, 2010.

MANAGER OF MANAGERS STRUCTURE

The Funds have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval ("Manager of Managers Structure"). Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Funds' Board, for overseeing the Funds' sub-advisers and recommending to the Board their hiring, termination or replacement. The Adviser may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure for either of the Funds. Shareholders will be notified of any changes made to sub-advisers within 90 days of the change.

PORTFOLIO MANAGEMENT TEAM

NAME                                                       BUSINESS EXPERIENCE
----                                 ---------------------------------------------------------------
MARYLAND TAX EXEMPT BOND AND TAX EXEMPT LIMITED MATURITY BOND FUNDS

Stephen Winterstein                  Mr. Winterstein has overall responsibility for the Tax Exempt
Managing Director, Municipal Bonds   Fixed Income team's investment operations. He is the lead
Years with the Adviser and           portfolio manager with respect to the Maryland Tax Exempt and
affiliated entities: 16              Tax Exempt Limited Maturity Bond Funds.
Industry experience: 25 years
                                     Mr. Winterstein has been with the Adviser and its affiliates or its predecessors since 1993.

Adam Mackey                          Mr. Mackey has responsibility for portfolio management and
Portfolio Manager, Municipal Bonds   trading for municipal bonds. He is the co-portfolio manager
Years with the Adviser and           with respect to the Maryland Tax Exempt and Tax Exempt Limited
affiliated entities: 8               Maturity Bond Funds.
Industry experience: 12 years
                                     Mr. Mackey has been with the Adviser and its affiliates or its predecessors since 2001. Prior to joining the Adviser, he was a municipal bond trader at the Vanguard Group.

Rebecca Rogers                       Ms. Rogers leads the municipal bond trading desk and is
Portfolio Manager, Municipal Bonds   responsible for the execution of trades. She is the
Years with the Adviser and           co-portfolio manager with respect to the Maryland Tax Exempt
affiliated entities: 9               and Tax Exempt Limited Maturity Bond Funds.
Industry experience: 25 years
                                     Ms. Rogers has been with the Adviser and its affiliates or its predecessors since 2000. Prior to joining the Adviser in 2000, she was in the institutional sales group of A.H. Williams.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

CLASS I SHARES HAVE NO SALES CHARGE AND NO MINIMUM INITIAL INVESTMENT, EXCEPT AS DESCRIBED BELOW.

Class I Shares may be purchased through the trust departments of financial institutions, or broker-dealers, or other financial institutions which have a selling agreement with Professional Funds Distributor, LLC (the "Underwriter") to place trades for institutional accounts, broker products or similar products. In order to purchase Class I Shares through one of these entities, you must have an account with the entity. That account will be governed by its own rules and regulations that may be more stringent than the rules and regulations governing a direct investment in the Funds. The entity also may charge transaction fees. You should consult your account documents for full details. Your shares in the Funds may be held in an omnibus account in the name of that institution. Class I Shares may be purchased directly by institutional investors including corporate investors, pension and profit sharing plans and foundations and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity.

Employees, directors, officers and retirees of PNC Funds, The PNC Financial Services Group, Inc. ("PNC") or any of its affiliates, the Fund's Co-Administrators, Underwriter or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) may purchase Class I Shares subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. Planned Investment Programs are subject to a $50 monthly minimum investment.

The Funds may accept or reject any purchase order.

The Adviser and its affiliates currently make payments from their own resources to financial intermediaries that generate purchase orders. The Adviser or its affiliates may pay fees, from their own assets, to financial intermediaries for shareholder or administrative services in connection with investments in the Funds. These fees are in addition to any fees that may be paid by the Funds for these types of services or other services. The Adviser and its affiliates also participate in certain arrangements whereby the Adviser or its affiliates may pay from their own resources financial intermediaries for inclusion of the Funds on certain preferred sales lists or other similar programs intended to generate fund sales. In some cases, these payments may create an incentive for a financial intermediary to recommend sales of fund shares. In addition, the Adviser or its affiliates may also share certain marketing support expenses for such intermediaries to raise awareness of the Funds. Such payment may be in addition to, or in lieu of, sales- and asset-based payments. The payment arrangements described herein will not change the price an investor pays for shares of the Funds nor the amount that a Fund receives to invest on behalf of the investor. The Adviser or its affiliates may discontinue these payments at any time. Investors should consider whether such arrangements exist when evaluating any recommendation from an intermediary to purchase or sell shares of a Fund. Please see the Statement of Additional Information for more information on these payments and the programs described above.

The Adviser will monitor each Fund's asset size and, subject to approval by PNC Funds' Board of Trustees, may decide to close a Fund at any time to new investments or new accounts if the Adviser believes that an increase in the asset size of a Fund may adversely affect the implementation of the Fund's strategies. If a Fund is closed, the Fund may continue to accept additional investments from existing shareholders.

HOW TO PURCHASE AND EXCHANGE FUND SHARES

                                        NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
                         -------------------------------------------------    ------------------------------------------------
ONLINE                   -    Visit our site and click on "Account Access"    -    You may place your purchase order on our
PNCFUNDS.COM                  to submit an online application. Or log on to        website using your established banking
                              our on-line Forms Center to print an                 instructions for payment. To authorize this
                              application and mail to the address below.           service, please complete an Account
                                                                                   Maintenance Form or call 1-800-622-FUND
                         -    Unless you arrange to pay by wire or ACH,            (3863).
                              write your check, payable in U.S. dollars, to
                              "PNC Funds (Fund name)." PNC Funds cannot
                              accept third-party checks, starter checks,
                              credit cards, credit card checks, cash or
                              cash equivalents (i.e., cashier's check, bank
                              draft, money order or travelers' check).

                                        NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
                         -------------------------------------------------    ------------------------------------------------
BY MAIL                  -    Complete and sign an application.               -    Provide purchase instructions with the fund
                              Applications may be requested by calling             name, share class, your account number and
                              1-800-622-FUND (3863) and are also available         account registration information.
                              at pncfunds.com.
                                                                              -    Make your check payable to "PNC Funds (Fund
                         -    Make your check payable to "PNC Funds (Fund          Name)." PNC Funds cannot accept third-party
                              Name)." PNC Funds cannot accept third-party          checks, starter checks, credit cards, credit
                              checks, starter checks, credit cards, credit         card checks, cash or cash equivalents (i.e.,
                              card checks, cash or cash equivalents (i.e.,         cashier's check, bank draft, money order or
                              cashier's check, bank draft, money order or          travelers' check).
                              travelers' check).
                                                                              -    Mail the instructions and the check to one of
                         -    Mail the completed and signed account                the two mailing addresses provided.
                              application and your check to:

                                   PNC Funds
                                   c/o PNC Global Investment Servicing
                                   P.O. Box 9795
                                   Providence, RI 02940-9795

                                   OVERNIGHT DELIVERY TO:

                                   PNC Funds
                                   c/o PNC Global Investment Servicing
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

BY TELEPHONE WITH        -    Call Investor Services at 1-800-622-FUND        -    If you previously selected the telephone
WIRE TRANSFER                 (3863) to set up an account number and to            purchases option for your account, call
                              receive a wire control number to be included         Investor Services at 1-800-622-FUND (3863) to
                              in the body of the wire.                             purchase additional shares.

                                                                              -    If your bank account information is on file,
                         -    Ask your bank to immediately transmit                you can request purchases through federal
                              available funds by wire. Your bank may charge        funds wire or electronic transfer through the
                              you a wiring fee for this service.                   Automated Clearing House.

                         -    Wiring instructions are as follows:             -    To add telephone purchases option to your
                                                                                   account, please complete an Account
                                                                                   Maintenance Form or call Investor Services.

                              PNC Bank, N.A.
                              Philadelphia, PA
                              ABA # 031000053
                              DDA# 8611711342
                              For credit to the PNC Funds
                              Further credit (your fund number, your
                              account number and the name on the account)
                              Confirmation or order number (if applicable)

                         - Complete and sign the account application and mail to:

                                   PNC Funds
                                   c/o PNC Global Investment Servicing
                                   P.O. Box 9795
                                   Providence, RI 02940-9795

                                   OVERNIGHT DELIVERY TO:

                                   PNC Funds
                                   c/o PNC Global Investment Servicing
                                   101 Sabin Street
                                   Pawtucket, RI 02860-1427

                                        NEW ACCOUNT SET UP                             ADDING TO AN EXISTING ACCOUNT
                         -------------------------------------------------    ------------------------------------------------
BY EXCHANGE              -    You may exchange your shares of a Fund for      -    If you previously selected the telephone
                              the same class of shares of another PNC Fund.        exchange option for your account, call our
                                                                                   Investor Services at 1-800-622- FUND (3863)
                         -    Call with your account name, number, and             to exchange your shares.
                              amount of exchange into an existing account
                              (minimum amount is $1,000).                     -    To authorize exchanges to your account,
                                                                                   please complete an Account Maintenance Form
                         -    You may exchange your shares on any Business         or call Investor Services.
                              Day. The deadline for submitting same day
                              exchange orders to PNC Funds' transfer agent
                              is 4:00 p.m. Eastern time.

FINANCIAL INTERMEDIARY   -    Contact your financial consultant, financial intermediary or institution to transact initial purchases or additional purchases of shares of PNC Funds. Your financial intermediary is responsible for transmitting all purchase and sale requests, investment information, documentation and money to PNC Funds' transfer agent on time.

                         -    Your financial consultant, financial intermediary or institution may set different minimum initial and additional investment requirements and may charge a fee for its services.

                         -    PNC Funds may authorize certain financial intermediaries to receive, on behalf of PNC Funds, purchase, redemption and exchange orders placed by or on behalf of their customers and to designate other intermediaries to receive such orders. In these cases, a Fund will be deemed to have received an order that is in proper form when the order is received by the financial intermediary on a Business Day, and the order will be priced at the Fund's net asset value
                              ("NAV") per share next determined after such receipt by the financial intermediary.

NOTE: IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE).

WHEN YOU EXCHANGE SHARES, YOU ARE REALLY SELLING YOUR SHARES, WHICH MAY SUBJECT YOU TO TAX, AND BUYING OTHER FUND SHARES. YOUR SALE PRICE AND PURCHASE PRICE WILL BE BASED ON THE NAVS NEXT CALCULATED AFTER A FUND RECEIVES YOUR EXCHANGE REQUEST.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost.

If market prices are not readily available, including when quoted prices are considered to be unreliable by the Adviser, fair value prices will be determined in good faith by the Adviser, assisted by the Fund accountant, using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by either Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's NAV on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in PNC Funds are allocated among the Funds on the basis of average net assets. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

GENERAL INFORMATION REGARDING PURCHASES

You may purchase shares on any day that the NYSE is open for business (Business
Day). Shares cannot be purchased by wire transactions on days when banks are closed.

PNC Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of a Fund or its shareholders. A Fund seeks to make these decisions to the best of its abilities in a manner that it believes is consistent with shareholder interests. A Fund may reject, cancel or revoke the purchase on the following Business Day, or as soon thereafter as possible.

The price per share (the offering price) will be the NAV next determined after a Fund or an authorized financial intermediary receives your purchase order in proper form. Daily NAV is calculated for each of the Funds each Business Day at the close of trading on the NYSE (normally 4:00 p.m. Eastern time). NAV is not calculated on holidays when the NYSE is closed for trading. The deadline for submitting a purchase order to the transfer agent in order to receive the current Business Day's NAV is 4:00 p.m. Eastern time. However, the Funds may close early on Business Days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

Certain shareholders may also purchase shares of the money market funds of PNC Advantage Funds, together with all of the PNC Funds, the "Fund Complex"), investment portfolios of another registered investment company for whom the Adviser provides investment advisory services. The PNC Advantage Funds' minimum initial investment is $3 million. There is no minimum subsequent investment. The PNC Advantage Funds, at their discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $3 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the PNC Advantage Funds, adequate intent and availability of assets to reach a future level of investment of $3 million in the Fund Complex. Please see the PNC Advantage Funds prospectus for more information.

GENERAL INFORMATION REGARDING EXCHANGES

You may exchange Class I Shares of any PNC Fund for Class I Shares of another PNC Fund. You may exchange your shares on any Business Day. The deadline for submitting same day exchange orders to PNC Funds' transfer agent is 4:00 p.m. Eastern time.

When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request.

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

You may also exchange Class I Shares of the Funds for Institutional Shares of the PNC Advantage Funds. Exchanges into Institutional Shares of the money market funds of PNC Advantage Funds are subject to certain minimum initial and subsequent investment requirements. Please see the PNC Advantage Funds' prospectus for more information.

SALES CHARGES

There are no sales charges on the purchase of Class I Shares.

HOW TO REDEEM YOUR FUND SHARES

Shareholders may redeem shares by following the procedures described below.

ONLINE                   The minimum amount for Internet redemptions is $100. To authorize this service,
PNCFUNDS.COM             please complete an Account Maintenance Form or call 1-800-622-FUND (3863).

BY TELEPHONE             Call with the account name, number, and amount of redemption. Redemptions will
1-800-622-FUND (3863)    be sent to the shareholder's address or bank account on record.

FINANCIAL INTERMEDIARY   Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services in addition to the fees charged by the Fund.

SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record please notify PNC Funds in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order. Good order means that your request includes complete information.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. PNC Funds does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK OR ACH TRANSMISSION HAS CLEARED (WHICH MAY TAKE UP TO 15 BUSINESS DAYS FROM YOUR DATE OF PURCHASE). IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay redemption proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemptions in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

PNC Funds may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b) the NYSE is closed for reasons other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by PNC Funds of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for PNC Funds to determine the fair market value of its net assets.

TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although the Funds' transfer agent has certain safeguards and procedures to confirm the authenticity of instructions, neither the Funds nor their transfer agent are responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with the Funds' transfer agent over the telephone or via the Internet, you will generally bear the risk of any loss, provided the Funds' transfer agent has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require the Funds to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by the Funds. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

PNC Funds' Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the policies and procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

There is no guarantee that PNC Funds or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of PNC Funds and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Fund shareholders are limited to no more than one "round trip" transaction - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during a 60-day period. If more than one "round trip" transaction occurs in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of PNC Funds' market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.

If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

-    Reject a purchase or exchange order

- Delay payment of immediate cash redemption proceeds for up to seven calendar days

- Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

-    Limit the amount of any exchange

PNC Funds reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

FUND NAME

Maryland Tax Exempt Bond Fund           Monthly
Tax Exempt Limited Maturity Bond Fund   Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution. You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at pncfunds.com, or by notifying the transfer agent in writing prior to the date of the distribution. Your election will be effective as soon as your written notice is processed.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

The Funds anticipate that substantially all of their income distributions will be "exempt-interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Tax Exempt Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax Exempt Bond Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

REDEMPTIONS OR EXCHANGES

You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares in any Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

If you receive an exempt-interest dividend with respect to any share of a Fund and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount. Also, any loss realized on shares held for six months or less will be treated as a long term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

One major exception to the foregoing tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax qualified plan) will not be currently taxable.

BACKUP WITHHOLDING

A Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. FEDERAL TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, exempt-interest dividends and Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but any other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Maryland Tax Exempt Bond Fund intends to distribute income that is exempt from Maryland income taxes. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (pncfunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website (pncfunds.com). The following chart indicates the specific types of investments in which each Fund primarily invests.


                                                           High-Yield
                                                              Lower
                                            Fixed Income      Rated      Municipal   Derivative
                                             Securities    Securities   Securities   Instruments
                                            ------------   ----------   ----------   -----------
PNC Maryland Tax Exempt Bond Fund                 X             X           X              X
PNC Tax Exempt Limited Maturity Bond Fund         X             X           X              X

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

- Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities.

Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section. Each Fund also may invest in other securities, use other strategies and engage in other investment practices. See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, and those securities may then be purchased by a Fund without limit.

REPURCHASE AGREEMENTS

Repurchase agreements represent short-term (normally overnight) loans by a Fund to commercial banks or large securities dealers. Repurchase agreements can carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller's debts. The Adviser believes that these risks can be controlled through careful security selection and monitoring.

CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I shares, respectively, of the Predecessor Maryland Tax Exempt Bond Fund and Predecessor Tax Exempt Limited Maturity Bond Fund. The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information for the fiscal years ended May 31, 2006 through May 31, 2009 was audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Predecessor Funds' financial statements and related notes, appears in the 2009 Annual Report for the Predecessor Funds. Information for the fiscal year ended May 31, 2005 was derived from financial statements audited by the Predecessor Funds' previous independent registered public accounting firm. This Annual Report has been incorporated by reference in the Statement of Additional Information for the Fund.

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED

                                                                     Change in
                                                           Net       Net Asset
                                Net Asset             Realized and     Value    Dividends           Net Asset
                                  Value,      Net      Unrealized    Resulting  From Net              Value,
                                Beginning Investment   Gain (Loss)     from    Investment   Total     End of
                                 of Year    Income   on Investments Operations   Income   Dividends   Year
                                --------- ---------- -------------- ---------- ---------- --------- ---------
MARY LAND TAX EXEMPT BOND FUND
INSTITUTIONAL CLASS SHARES
Year ended 05/31/09(d)            $10.82     $0.35        $0.23        $0.58     $(0.35)    $(0.35)   $11.05
Year ended 05/31/08                10.78      0.39         0.04         0.43      (0.39)     (0.39)    10.82
Year ended 05/31/07                10.77      0.40         0.01         0.41      (0.40)     (0.40)    10.78
Year ended 05/31/06                11.04      0.39        (0.27)        0.12      (0.39)     (0.39)    10.77
Year ended 05/31/05                11.03      0.37         0.01         0.38      (0.37)     (0.37)    11.04


                                                   Ratio of  Ratio of Net   Ratio of
                                                   Expenses   Investment   Expenses to
                                       Net Assets to Average    Income      Average
                                         End of   Net Assets      to       Net Assets  Portfolio
                                 Total    Year       After      Average       Before   Turnover
                                Return   (000's)   Waiver(a)  Net Assets  Waiver(a)(b)  Rate(c)
                                ------ ---------- ---------- ------------ ------------ ---------
MARY LAND TAX EXEMPT BOND FUND
INSTITUTIONAL CLASS SHARES
Year ended 05/31/09(d)           5.46%   $67,455    0.53%(e)     3.21%        0.93%(e)   29.15%
Year ended 05/31/08              4.08%    52,261    0.53%(e)     3.62%        0.96%(e)   38.95%
Year ended 05/31/07              3.83%    48,742    0.53%(e)     3.68%        0.85%(e)    8.95%
Year ended 05/31/06              1.12%    51,328    0.53%        3.59%        0.82%      25.31%
Year ended 05/31/05              3.46%    56,663    0.52%        3.31%        0.81%      21.94%

(a) IN CERTAIN YEARS, THE EFFECT OF ANY INTEREST EXPENSE AS A RESULT OF DRAWING ON THE LINE OF CREDIT IS LESS THAN 0.01%.

(b) DURING THE YEAR CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

(c) PORTFOLIO TURNOVER RATE IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(d) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(e)  THE EFFECT OF ANY CUSTODY CREDIT ON THE RATIO IS LESS THAN 0.01%.

                                                                     Change in
                                                           Net       Net Asset
                                Net Asset             Realized and     Value    Dividends           Net Asset
                                  Value,      Net      Unrealized    Resulting  From Net              Value,
                                Beginning Investment   Gain (Loss)     from    Investment   Total     End of
                                 of Year    Income   on Investments Operations   Income   Dividends   Year
                                --------- ---------- -------------- ---------- ---------- --------- ---------
TAX EXEMPT LIMITED MATURITY
   BOND FUND
INSTITUTIONAL CLASS SHARES
Year ended 05/31/09(c)            $10.07     $0.27       $ 0.19        $0.46     $(0.27)    $(0.27)   $10.26
Year ended 05/31/08                 9.86      0.32         0.21         0.53      (0.32)     (0.32)    10.07
Year ended 05/31/07                 9.86      0.30           --         0.30      (0.30)     (0.30)     9.86
Year ended 05/31/06                 9.98      0.25        (0.12)        0.13      (0.25)     (0.25)     9.86
Year ended 05/31/05                10.05      0.20        (0.07)        0.13      (0.20)     (0.20)     9.98


                                                   Ratio of  Ratio of Net   Ratio of
                                                   Expenses   Investment   Expenses to
                                       Net Assets to Average    Income      Average
                                         End of   Net Assets      to       Net Assets  Portfolio
                                 Total    Year       After      Average       Before   Turnover
                                Return   (000's)    Waiver    Net Assets    Waiver(a)   Rate(b)
                                ------ ---------- ---------- ------------ ------------ ---------
TAX EXEMPT LIMITED MATURITY
   BOND FUND
INSTITUTIONAL CLASS SHARES
Year ended 05/31/09(c)           4.61%  $ 75,564    0.53%(d)     2.63%       0.87%(d)    77.20%
Year ended 05/31/08              5.41%    61,947    0.53%(d)     3.15%       0.90%(d)   119.73%
Year ended 05/31/07              3.05%    59,047    0.53%(d)     3.01%       0.79%(d)    13.17%
Year ended 05/31/06              1.34%    83,198    0.52%        2.53%       0.76%       62.71%
Year ended 05/31/05              1.34%   110,381    0.52%        2.03%       0.74%       20.26%

(a) DURING THE YEAR CERTAIN FEES WERE WAIVED AND/OR REIMBURSED. IF SUCH WAIVERS/REIMBURSEMENTS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

(b) PORTFOLIO TURNOVER RATE IS CALCULATED ON THE BASIS OF THE FUND AS A WHOLE WITHOUT DISTINGUISHING BETWEEN THE CLASSES OF SHARES ISSUED.

(c) NET INVESTMENT INCOME PER SHARE IS BASED ON AVERAGE SHARES OUTSTANDING FOR THE YEAR.

(d)  THE EFFECT OF ANY CUSTODY CREDIT ON THE RATIO IS LESS THAN 0.01%.

                               INVESTMENT ADVISER

                            PNC Capital Advisors, LLC
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201

                                   UNDERWRITER

                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL

                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                            PNC FUNDS PRIVACY NOTICE

     The basis of each customer relationship at PNC Funds is built on trust. You have chosen to do business with PNC Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

     PNC Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

     "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

     We may collect nonpublic personal information about you from the following sources:

     - Information that you provide to us, such as on applications or other forms, or

     -    Information about your transactions with us

OUR SECURITY PROCEDURES

     To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

     PNC Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

     PNC Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

     We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as The PNC Financial Services Group, Inc. and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

PNC FUNDS' PLEDGE TO YOU

     We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                     NOTES

                                     NOTES

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CO-CHAIRMAN
Retired Co-Chairman, Ernst & Young LLP
Director:
   Commercial Metals Company

JOHN R. MURPHY
CO-CHAIRMAN
Vice Chairman, National Geographic Society
Director:
   Omnicon Group, Inc.
   SirsiDynix

DOROTHY A. BERRY
President, Talon Industries, Inc.
Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
AUDIT COMMITTEE CHAIRMAN
Retired Partner, PricewaterhouseCoopers LLP

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus), Gatton
   College of Business and Economics,
   University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

DALE C. LAPORTE
LEGAL COMPLIANCE COMMITTEE CHAIRMAN
Retired Senior Vice President and General
   Counsel, Invacare Corporation
Director:
   Invacare Corporation

L. WHITE MATTHEWS, III
Retired; Chairman, Ceridian Corporation
Director:
   Matrixx Initiatives, Inc.
   Imation Corp.
   Constar International Inc.

EDWARD D. MILLER, JR.
Dean and Chief Executive Officer,
   Johns Hopkins Medicine
Director:
   Bradmer Pharmaceuticals, Inc.
   Care Fusion

        PNC Funds Trustees also serve as Trustees of PNC Advantage Funds.

                                                             (PNC(R) FUNDS LOGO)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about PNC Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
pncfunds.com

BY TELEPHONE:
Call 1-800-622-FUND (3863)

BY MAIL:
PNC Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about PNC Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by emailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

PNC Funds' Investment Company Act
registration number is 811-4416

(PNC(R) FUNDS LOGO)

PS-011-0210

                                    PNC FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2009
                           AS AMENDED FEBRUARY 8, 2010

                                  EQUITY FUNDS
                          PNC BALANCED ALLOCATION FUND
                          PNC INTERNATIONAL EQUITY FUND
                         PNC LARGE CAP CORE EQUITY FUND
                            PNC LARGE CAP GROWTH FUND
                            PNC LARGE CAP VALUE FUND
                             PNC MID CAP VALUE FUND
                      PNC MULTI-FACTOR SMALL CAP CORE FUND
                     PNC MULTI-FACTOR SMALL CAP GROWTH FUND
                      PNC MULTI-FACTOR SMALL CAP VALUE FUND
                             PNC S&P 500 INDEX FUND
                             PNC SMALL CAP CORE FUND

                               FIXED INCOME FUNDS
                                  PNC BOND FUND
                          PNC GOVERNMENT MORTGAGE FUND
                            PNC HIGH YIELD BOND FUND
                           PNC INTERMEDIATE BOND FUND
                         PNC LIMITED MATURITY BOND FUND
                         PNC TOTAL RETURN ADVANTAGE FUND
                            PNC ULTRA SHORT BOND FUND

                              TAX EXEMPT BOND FUNDS
                      PNC INTERMEDIATE TAX EXEMPT BOND FUND
                  PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
                   PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND
                PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PNC GOVERNMENT MONEY MARKET FUND
                              PNC MONEY MARKET FUND
                      PNC OHIO MUNICIPAL MONEY MARKET FUND
                  PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND
                        PNC TAX EXEMPT MONEY MARKET FUND
                         PNC TREASURY MONEY MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a "Fund," collectively, the "Funds") of PNC Funds, formerly known as "Allegiant Funds," as may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectuses. The Prospectuses and PNC Funds' annual reports to shareholders dated May 31, 2009 (the "2009 Annual Reports") may be obtained without charge, upon request, by calling or writing PNC Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

Current Prospectuses

- Prospectus dated October 1, 2009, as amended February 8, 2010, for A and C Shares of the Money Market Funds.

- Prospectus dated October 1, 2009, as amended February 8, 2010, for I and T Shares of the Money Market Funds.

- Prospectus dated October 1, 2009, as amended February 8, 2010, for A and C Shares of the Equity Funds.

- Prospectus dated October 1, 2009, as amended February 8, 2010, for A and C Shares of the Fixed Income Funds and Tax Exempt Bond Funds

- Prospectus dated October 1, 2009, as amended February 8, 2010, for I Shares of the Equity Funds.

- Prospectus dated October 1, 2009, as amended February 8, 2010, for I Shares of the Fixed Income Funds and Tax Exempt Bond Funds.


                              FINANCIAL STATEMENTS

PNC Funds' audited financial statements and the reports thereon of Deloitte & Touche LLP, PNC Funds' Independent Registered Public Accounting Firm, included in the 2009 Annual Reports are incorporated by reference into this SAI. No other parts of the 2009 Annual Reports are incorporated by reference.

STATEMENT OF ADDITIONAL INFORMATION.......................................     1
INVESTMENT OBJECTIVE AND POLICIES.........................................     2
INVESTMENT LIMITATIONS AND RESTRICTIONS...................................    51
NET ASSET VALUE...........................................................    54
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................    55
DESCRIPTION OF SHARES.....................................................    61
ADDITIONAL INFORMATION CONCERNING TAXES...................................    64
TRUSTEES AND OFFICERS.....................................................    67
ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN SERVICES AND TRANSFER
   AGENCY AGREEMENTS......................................................    76
SHAREHOLDER SERVICES PLAN.................................................    98
PORTFOLIO TRANSACTIONS....................................................    99
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................   101
COUNSEL...................................................................   101
PERFORMANCE INFORMATION...................................................   102
MISCELLANEOUS.............................................................   105
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS.............................   A-1
APPENDIX B: DESCRIPTION OF FUTURES CONTRACTS..............................   B-1
APPENDIX C: PNC CAPITAL ADVISORS, LLC PROXY VOTING POLICY AND PROCEDURES..   C-1

                       STATEMENT OF ADDITIONAL INFORMATION

          This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

          PNC Funds, formerly known as "Allegiant Funds," is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust also known as "Allegiant Funds" that was organized on January 28, 1986. PNC Funds is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. Each Fund other than the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Michigan Intermediate Municipal Bond Fund, Ohio Intermediate Tax Exempt Bond Fund and Pennsylvania Intermediate Municipal Bond Fund is a non-diversified investment company under the 1940 Act.

          On June 9, 2000, the Bond Fund was reorganized with the Parkstone Bond Fund, a separate investment portfolio offered by The Parkstone Group of Funds ("Parkstone"). In connection with this reorganization, the financial statements and performance history of the Parkstone Bond Fund were adopted by the Bond Fund.

          The Government Mortgage and Michigan Intermediate Municipal Bond Funds commenced operations as separate investment portfolios (the "Parkstone Mid Capitalization Fund," "Parkstone U.S. Government Income Fund" and "Parkstone Michigan Municipal Bond Fund," and collectively, the "Parkstone Continuing Funds") of Parkstone. On June 10, 2000, the Parkstone Continuing Funds were reorganized as new portfolios of PNC Funds. References in this SAI are to a Fund's current name.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT

          Further information on the management strategies, techniques, policies and related matters concerning PNC Capital Advisors, LLC, the investment adviser to the Funds, Polaris Capital Management, LLC, ("Polaris") and GE Asset Management Incorporated, a wholly-owned subsidiary of General Electric Company ("GEAM", and together with Polaris, the "Sub-Advisers"), the sub-advisers to the PNC International Equity Fund, may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See "Performance Information".

          Prior to September 30, 2009, Allegiant Asset Management Company ("Allegiant Asset Management") served as the investment adviser to the Funds. On September 29, 2009, Allegiant Asset Management and PNC Capital Advisors, Inc. merged into PNC Capital Advisors, LLC (the "Adviser") (the "Merger"). In anticipation of the Merger, on August 25, 2009, the Board approved an Interim Investment Advisory Agreement with the Adviser on behalf of the Funds. The Interim Investment Advisory Agreement contained substantially similar terms as the prior Investment Advisory Agreement with Allegiant Asset Management on behalf of the Funds, including identical fees (the "Prior Investment Advisory Agreement"). The Interim Investment Advisory Agreement took effect upon the consummation of the Merger and had a term of 150 days. Additionally, on August 25, 2009, the Board approved a new Investment Advisory Agreement with the Adviser on behalf of the Funds (the "New Investment Advisory Agreement") also on substantially similar terms as the Prior Investment Advisory Agreement, including identical fees. The New Investment Advisory Agreement was submitted to PNC Funds' shareholders in a Proxy Statement and approved at a shareholder meeting held on December 17, 2009, as adjourned to January 5, 2010.

          Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited ("DBRS") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

          The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.

PNC BALANCED ALLOCATION FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, investment grade fixed income securities, securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed income securities, options and rights) and cash equivalent securities. The Fund intends to invest 45% to 75% of its net assets in common stocks and securities convertible into common stocks, 20% to 55% of its net assets in fixed income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 25% of the Fund's total assets will be invested in foreign securities.

          The Fund holds common stocks primarily for the purpose of providing long-term growth of capital. When selecting stocks for the Fund, the Adviser will consider primarily their potential for long-term capital appreciation.

PNC INTERNATIONAL EQUITY FUND

          The Fund seeks to achieve its investment objective by investing primarily in equity securities of foreign issuers. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality.

          More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 10% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

          The Fund may invest up to 25% of its total assets in securities of issuers in countries with developing markets or economies (non-MSCI EAFE), but will not invest more than 10% of its total assets in any single such country. See "Additional Information about Portfolio Investments - Foreign Securities and Currencies" below.

PNC LARGE CAP CORE EQUITY FUND

          The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks with large market capitalizations. A large portion of the Fund's assets will be invested in companies with a market capitalization similar to the S&P 500 Index. The Fund's Adviser focuses on a combination of fundamental, quantitative and technical factors in identifying investments for the Fund.

          The Fund may invest up to 20% of its net assets in foreign securities.

          S&P Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

PNC LARGE CAP GROWTH FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of growth-oriented large cap common stocks.

          The Fund may invest up to 20% of its net assets in foreign securities.

PNC LARGE CAP VALUE FUND

          The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of publicly traded U.S. companies with large stock market capitalizations. The Fund is managed with a value-oriented approach.

          The Fund may invest up to 20% of its net assets in foreign securities.

PNC MID CAP VALUE FUND

          The Fund seeks to achieve its investment objective by investing primarily in value-oriented, mid cap common stocks of U.S. companies.

          The Fund may invest up to 20% of its net assets in foreign securities.

PNC MULTI-FACTOR SMALL CAP CORE FUND

          The Fund seeks to achieve its investment objective by investing primarily in securities of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. See "Special Risk Factors for Smaller Capitalization Stocks" below.

          The Fund may invest up to 20% of its net assets in foreign securities.

PNC MULTI-FACTOR SMALL CAP GROWTH FUND

          The Fund seeks to achieve its investment objective by investing primarily in securities of U.S. companies with small stock market capitalizations and that have prospects for accelerated earnings or revenue growth. See "Special Risk Factors for Smaller Capitalization Stocks" below.

          The Fund may invest up to 20% of its net assets in foreign securities.

PNC MULTI-FACTOR SMALL CAP VALUE FUND

          The Fund seeks to achieve its investment objective by investing primarily in value-oriented common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. See "Special Risk Factors for Small Capitalization Stocks" below.

          The Fund may invest up to 20% of its net assets in foreign securities.

PNC S&P 500 INDEX FUND

          The vast majority, but no less than 80%, of the Fund's net assets are invested in stocks included in the S&P 500 Index in approximately the same relative proportion as those stocks are held in the Index. Under ordinary circumstances, the Fund will take positions only in equity securities currently within the S&P 500 Index, scheduled to be added to the Index, or recently removed from the Index.

          The Fund may acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 stock index futures contracts or S&P Depositary Receipts ("SPDRs"). In addition, the Fund may sell securities short to the extent of up to 4% of the Fund's assets. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. In addition, the Fund may omit or remove an index stock from its portfolio if the Adviser believes the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market investments. In extraordinary circumstances, the Fund may exclude a stock listed on the S&P 500 Index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

          While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value ("NAV"), including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which S&P calculates the Index, and the timing of purchases and redemptions. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index. In the unlikely event that a high correlation is not achieved, the Board of Trustees will take appropriate steps based on the reasons for the lower than expected correlation.

          The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. The common stock of The PNC Financial Services Group, Inc. ("PNC"), the indirect parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of PNC in approximately the same proportion as the percentage PNC common stock represents in the S&P 500 Index.

          The Fund is not sponsored, endorsed, sold or promoted by S&P, a division of McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser as Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for, and has not participated in, the determination of the price and amount of the Fund shares or the timing of the issuance or sale of the Fund shares or in the determination or calculation of the equation by which the Fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PNC SMALL CAP CORE FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of publicly-traded common stocks of U.S. companies with small stock market capitalizations that possess both value and growth characteristics. The investment process of the Adviser is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. See "Special Risk Factors for Smaller Capitalization Stocks" below.

          In addition, the Fund may invest up to 20% of its net assets in foreign securities.

SPECIAL RISK FACTORS FOR SMALLER CAPITALIZATION STOCKS

          Securities held by the Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Core Funds generally will be issued by public companies with smaller capitalizations relative to those which predominate the major market indices, such as the S&P 500 Index or the Dow Jones Industrial Average ("DJIA"). Securities of these small companies may at times yield greater returns on investment than stocks of larger, more established companies as a result of inefficiencies in the marketplace.

          Smaller companies, particularly those considered to have small stock market capitalizations, may carry additional risks to those of larger companies. Smaller companies are generally not as well-known to investors and have less of an investor following than larger companies. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may have difficulty withstanding competition from larger companies within their industries. If other investment companies and investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

          The positions of smaller capitalization companies in the market may be more tenuous because they typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those of larger companies and may be more volatile. As a result, the Funds may be subject to greater price volatility than a fund consisting of large capitalization stocks. By maintaining a broadly diversified portfolio, the Adviser will attempt to reduce this volatility.

PNC BOND FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities, while generally maintaining a dollar-weighted average maturity of between four and twelve years. Up to 20% of the value of its total assets may be invested in preferred stocks and other investments.

PNC GOVERNMENT MORTGAGE FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government, while generally maintaining a dollar-weighted average maturity of between three and ten years. The Fund will normally invest primarily in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness.

          The Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an unaffiliated nationally recognized statistical rating organization ("Rating Agency") or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Fund may also invest in corporate debt securities which are rated at the time of purchase within the top four rating categories assigned by a Rating Agency or, if unrated, which the Adviser deems present attractive opportunities and are of comparable quality.

PNC HIGH YIELD BOND FUND

          The Fund seeks to achieve its investment objective by investing primarily in high yield, high risk debt securities. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in high yield bonds, which include debt securities of all types. For a discussion of risk factors relating to such securities, see "Additional Information about Portfolio Investments - Ratings Criteria" below.

          In addition, the Fund may invest up to 25% of its total assets at the time of purchase in foreign securities, including securities of issuers in emerging markets. Securities of Canadian issuers are not subject to this limitation. Such investments are not used as part of the Fund's principal investment strategies. See "Additional Information about Portfolio Investments - Foreign Securities and Currencies" below.

          While not considered a principal investment strategy, the Fund may from time to time purchase securities that are in default.

PNC INTERMEDIATE BOND FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade debt securities of all types, including obligations of corporate and U.S. and foreign government issuers and mortgage-backed and asset-backed securities, while generally maintaining a dollar-weighted average maturity of between three and ten years. The Fund may invest up to 20% of the value of its total assets in preferred stocks and other investments.

PNC LIMITED MATURITY BOND FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities of all types, including obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities, while generally maintaining a dollar-weighted average maturity of between one and five years. The Fund may invest up to 20% of the value of its total assets in preferred stocks and other investments.

PNC TOTAL RETURN ADVANTAGE FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities of all types, including asset-backed and mortgage-backed securities and obligations of corporate and U.S. government issuers, while generally maintaining a dollar-weighted average maturity of between four and twelve years.

          Although the Fund normally invests substantially all of its assets in investment grade debt securities, it may invest up to 20% of its net assets in preferred stock and other investments, including but not limited to, non-rated securities and securities rated below investment grade (commonly referred to as "junk bonds"). For a discussion of risk factors relating to such securities, see "Additional Information about Portfolio Investments - Ratings Criteria" below.

PNC ULTRA SHORT BOND FUND

          The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of high-quality fixed income securities, while generally maintaining a dollar-weighted average maturity of less than 18 months. The Adviser attempts to increase income and preserve or enhance total return by managing average portfolio duration. By maintaining an average duration that will not exceed 18 months, the Adviser attempts to reduce the higher level of volatility that is generally associated with bonds of longer duration.

          Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

          An effective duration of one year, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 1%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 1%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

PNC INTERMEDIATE TAX EXEMPT BOND FUND

          The Fund seeks to achieve its investment objective by investing substantially all of its assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, the interest on which, in the opinion of counsel issued on the date of the issuance thereof, is exempt from regular federal income tax ("Municipal Securities"), while generally maintaining a dollar-weighted average maturity of between three and ten years. The Fund will normally invest at least 80% of the value of its net assets in Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

PNC MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

          The Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes in a portfolio of securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, while generally maintaining a dollar-weighted average maturity of between three and ten years. Such securities include debt obligations, consisting of notes, bonds and commercial paper, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal and Michigan personal income taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan personal income taxes ("Michigan Municipal Securities"). The Fund may invest up to 100% of its assets in private activity bonds which may be treated as a special tax preference item under the federal alternative minimum tax. The 80% policy stated above is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below.)

          The Fund normally will be invested in long-term Michigan Municipal Securities, although the Fund may invest in Michigan Municipal Securities of any maturity and the Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted maturity of the Fund's portfolio may vary depending upon the availability of suitable Michigan Municipal Securities or other relevant market factors.

          The Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by a Rating Agency. The Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Trust's Board of Trustees.

          Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Fund will treat these bonds as Michigan Municipal Securities for purposes of measuring compliance with the 80% policy described above. To the extent the Fund invests in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from these bonds.

          The Fund may invest in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes, as determined by the Adviser, due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Fund's quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. Under such circumstances and during the period of such investment, the Fund may not achieve its stated investment objective.

          Because the Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Fund's performance is closely tied to the general economic conditions within the state as a whole and to the economic conditions within particular industries and geographic areas represented or located within the state. However, the Fund attempts to diversify, to the extent the Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

          See "Special Considerations Regarding Investment in Michigan Municipal Securities" below.

PNC OHIO INTERMEDIATE TAX EXEMPT BOND FUND

          The Fund seeks to achieve its investment objective by investing at least 80% of its net assets plus any borrowings for investment purposes in securities issued by or on behalf of the State of Ohio, its political subdivisions and their agencies and instrumentalities ("Ohio Municipal Securities") that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. See "Additional Information Concerning Taxes."

          See "Special Considerations Regarding Investment in Ohio Municipal Securities" below.

PNC PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

          The Fund seeks to achieve its objective by investing substantially all of its assets in Municipal Securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities, the income from which is, in the opinion of counsel to the issuer, exempt from regular federal income tax and Pennsylvania state income tax imposed upon non-corporate taxpayers (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax), and securities of money market investment companies that invest primarily in such securities ("Pennsylvania Municipal Securities").

          The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below). Dividends paid by the Fund which are derived from interest properly attributable to Pennsylvania Municipal Securities will be exempt from regular federal income tax and Pennsylvania personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Pennsylvania personal income tax. See "Additional Information Concerning Taxes."

          See "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

SPECIAL CONSIDERATIONS - TAX EXEMPT BOND FUNDS

          Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Tax Exempt Bond Funds anticipate that they will generally maintain a dollar-weighted average portfolio maturity of three to ten years.

          For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Michigan Municipal Securities, Ohio Municipal Securities or Pennsylvania Municipal Securities of sufficient quality, as the case may be, are not readily available, the Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their assets in other Municipal Securities and in taxable securities.

          Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods. Uninvested cash reserves will not earn income.

          Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

          Each of the Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds is classified as a "non-diversified" portfolio, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act. Nevertheless, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based NAV per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

          Although (i) all of the Tax Exempt Bond Funds may invest 25% or more of their respective net assets in Municipal Securities, the interest on which is paid solely from revenues of similar projects, (ii) the Ohio Intermediate Tax Exempt Bond and Intermediate Tax Exempt Bond Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, (iii) the Michigan Intermediate Municipal Bond and Pennsylvania Intermediate Municipal Bond Funds may invest up to 100% of their respective total assets in private activity bonds and (iv) the Intermediate Tax Exempt Bond Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state, the Funds do not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and private activity bonds to a greater extent than it would be if its assets were not so invested.

          See "Municipal Securities," "Special Considerations Regarding Investment in Michigan Municipal Securities," "Special Considerations Regarding Investment in Ohio Municipal Securities," and "Special Considerations Regarding Investment in Pennsylvania Municipal Securities" below.

PNC GOVERNMENT MONEY MARKET FUND

          The Fund seeks to achieve its investment objective by investing 100% of its net assets plus any borrowings for investment purposes in a portfolio of high quality, short-term debt obligations issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and approved by the National Association of Insurance Commissioners ("NAIC").

PNC MONEY MARKET FUND

          The Fund seeks to achieve its investment objective by investing in a portfolio of high quality, short-term, U.S. dollar denominated "money market" instruments such as certificates of deposit and other obligations issued by domestic and foreign banks, and commercial paper (including variable and floating rate instruments) rated in the highest rating category by a Rating Agency, or determined to be of comparable quality by the Adviser. The Fund may also invest in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements issued by financial institutions such as banks and broker-dealers. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and approved by the NAIC.

PNC OHIO MUNICIPAL MONEY MARKET FUND

          The Fund seeks to achieve its investment objective by investing substantially all of its assets in a portfolio of high quality, short-term Ohio Municipal Securities.

          The Fund will normally invest at least 80% of the value of its net assets plus any borrowings for investment purposes in such Ohio Municipal Securities. This policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous"). Dividends paid by the Fund which are derived from interest properly attributable to Ohio Municipal Securities will be exempt from regular federal income tax and Ohio personal income tax. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Ohio personal income tax. The Fund may invest up to 100% of its assets in Municipal Securities known as private activity bonds the interest on which is an item of tax preference for purposes of the federal alternative minimum tax. The Fund may also invest up to 100% of its assets in non-Ohio Municipal Securities and in taxable securities, during temporary defensive periods when, in the opinion of the Adviser, Ohio Municipal Securities of sufficient quality are unavailable. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities.

          The Fund's assets are concentrated in securities issued by the State of Ohio or entities within the State of Ohio and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

          See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

PNC PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND

          The Fund seeks to achieve its investment objective by investing substantially all of its assets in a portfolio of high quality, short-term Pennsylvania Municipal Securities.

          As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax and Pennsylvania personal income taxes, but also is not considered a preference item for purposes of the federal alternative minimum tax. However, the Fund may invest up to 100% of its assets in non-Pennsylvania Municipal Securities and in taxable securities during temporary defensive periods when, in the opinion of the Adviser, Pennsylvania Municipal Securities of sufficient quality are unavailable. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities.

          The Fund's assets are concentrated in securities issued by the Commonwealth of Pennsylvania or entities within the Commonwealth of Pennsylvania and, therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

          See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds" below.

PNC TAX EXEMPT MONEY MARKET FUND

          The Fund seeks to achieve its investment objective by investing substantially all of its assets in a portfolio of high quality, short-term Municipal Securities. As a matter of fundamental policy, the Fund normally invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax. The Fund may not engage in reverse repurchase transactions or lend its portfolio securities.

          See "Special Risk Considerations - Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds below."

SPECIAL RISK CONSIDERATIONS -- OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

          Although the Tax Exempt Money Market Fund may invest 25% or more of its net assets in Municipal Securities whose issuers are in the same state and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest 25% or more of their respective net assets in Municipal Securities the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. The Ohio Municipal Money Market Fund may invest up to 100% of its assets in private activity bonds. In addition, although the Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may invest up to 20% of their respective total assets in private activity bonds and taxable investments, these Funds do not currently intend to do so unless, in the opinion of the Adviser, the investment is warranted. To the extent that a Fund's assets are invested in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state or are invested in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested.

PNC TREASURY MONEY MARKET FUND

               The Fund seeks to achieve its investment objective by investing exclusively in a portfolio of short-term direct obligations of the U.S. Treasury, such as Treasury bills and notes, and in other money market funds that invest exclusively in such obligations. The Fund may not engage in repurchase and reverse repurchase transactions or lend its portfolio securities. The Fund is currently rated by S&P and approved by the NAIC.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS

     In accordance with PNC Funds' policies and procedures, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global Investment Servicing") is responsible for dissemination of information about PNC Funds' portfolio securities. PNC Funds, its co-administrators (the Adviser and PNC Global Investment Servicing, together the "Co-Administrators") and Adviser (together, the "Service Providers") may only disclose information concerning securities held in PNC Funds' portfolios under the following circumstances:

     (i) Within fifteen business days following the end of each calendar month, PNC Global Investment Servicing shall post all securities held by each of PNC Funds' equity, fixed income and money market portfolios, together with each security's percentage of total net assets of the portfolio, on PNC Funds' website (excluding the PNC Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Multi-Factor Small Cap Value and Small Cap Core Funds (together, the "Small Cap Funds")).

     (ii) Within fifteen business days following the end of each calendar quarter, PNC Global Investment Servicing shall post the securities held by each of the Small Cap Funds and percentage of total net assets on PNC Funds' website.

    (iii) PNC Funds or a Service Provider may disclose PNC Funds' portfolio securities holdings to selected third parties when PNC Funds has a legitimate business purpose for doing so; or

          (a) Examples of instances in which selective disclosure of PNC Funds' portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to PNC Funds; or disclosure to a rating or ranking organization; or disclosure of investment models that mirror a portfolio's holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio it mirrors.

     (iv) As required by the federal securities laws, including the 1940 Act, PNC Funds shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

     Each of PNC Funds' Service Providers is required to keep the Funds' portfolio information confidential either pursuant to its agreement with PNC Funds or because of the nature of its relationship to the Trust. In the event that PNC Funds or a Service Provider discloses PNC Funds' portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required pursuant to an agreement with PNC Funds to keep the information confidential and shall not trade on such information.

     Neither PNC Funds, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about PNC Funds' portfolio securities.

     With respect to the monthly disclosure of portfolio holdings on PNC Funds' website, PNC Global Investment Servicing is authorized to prepare and post to PNC Funds' website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to PNC Funds, or disclosure to a rating or ranking organization. With respect to any other disclosure of PNC Funds' portfolio holdings, PNC Funds' President and Treasurer, or the Adviser's President shall be authorized to disclose such information.

     In order to ensure that the disclosure of PNC Funds' portfolio securities is in the best interests of PNC Funds' shareholders and to avoid any potential or actual conflicts of interest with PNC Global Investment Servicing, the Adviser, PNC Funds' principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of PNC Funds' portfolio securities for legitimate business purposes shall be approved by PNC Funds' Board of Trustees in advance of such disclosure. This requirement shall not apply to the disclosure of PNC Funds' portfolio securities to PNC Funds' existing service providers of auditing, custody, proxy voting and other services to PNC Funds in connection with the provision of their services to PNC Funds, or as otherwise provided herein.

     The Board shall receive quarterly reports stating whether disclosures were made concerning PNC Funds' portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

RATINGS CRITERIA

          With the exception of the Government Money Market, Money Market and Treasury Money Market Funds, investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or, with respect to the PNC Multi-Factor Small Cap Core and Multi-Factor Small Cap Growth Funds, DBRS (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser (or Sub-Advisers) to be of comparable quality pursuant to guidelines approved by PNC Funds' Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch or DBRS) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

          The High Yield Bond Fund will invest primarily in debt securities rated below investment grade (i.e., junk bonds). The Balanced Allocation, Bond and Total Return Advantage Funds may also invest in junk bonds. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's NAV per share.

          In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

          The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

          If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's NAV. In general, both the prices and yields of lower rated securities will fluctuate.

          In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

          The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

          The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

ELIGIBLE SECURITIES

          The Money Market Funds may purchase "eligible securities" (as defined by Rule 2a-7 under the 1940 Act) that present minimal credit risks as determined by the Adviser pursuant to guidelines established by PNC Funds' Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in the rating categories described below for short term debt securities;
(2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) securities with credit supports that meet specified rating criteria similar to the foregoing and other criteria in accordance with applicable Securities and Exchange Commission ("SEC") regulations. The Government Money Market, Money Market and Treasury Money Market Funds may purchase securities that are rated in the highest rating category for short term debt securities. The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may purchase securities that are rated in one of the two highest rating categories for short term debt securities. Securities issued by a money market fund and securities issued by the U.S. government may constitute eligible securities if permitted under applicable SEC regulations and PNC Funds' procedures. The Board of Trustees will approve or ratify any purchases by the Money Market Funds of securities that are rated by only one Rating Agency or that qualify under (3) above if required by applicable regulations or PNC Funds' procedures.

REAL ESTATE SECURITIES

          Each of the Equity Funds and Fixed Income Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.

          REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

          REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income principally from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the 1940 Act. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which the Fund invests.

          REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may be designated as a return of capital.

VARIABLE AND FLOATING RATE INSTRUMENTS

          Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser (or Sub-Advisers). In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

          In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or PNC Funds' procedures.

          With respect to the Money Market Funds, variable and floating rate obligations held by a Fund may have maturities of more than 397 days, provided:
(a) (i) the Fund is entitled to payment of principal and accrued interest upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice) and (ii) the rate of interest on such instrument is adjusted automatically at periodic intervals which normally will not exceed 31 days, but may extend up to one year, or (b) if the obligation is an asset-backed security, and if permitted under PNC Funds' procedures and applicable regulations, the security has a feature permitting the holder unconditionally to receive principal and interest within 13 months of making demand.

          Certain Funds may invest in floating rate debt instruments ("floaters") and (except for the Money Market Fund) engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

          Each of the Funds (except for the Money Market Fund) also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

GUARANTEED INVESTMENT CONTRACTS

          Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest payment which may be based on a fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate ("LIBOR"). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser (or Sub-Advisers) has determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. For the Money Market Fund, the Fund's investments in GICs will not exceed 10% of the Fund's net assets. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Funds) of the Fund's net assets.

          The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

          Securities held by each Fund (other than the Treasury Money Market
Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

          The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or Trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of PNC Funds believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of PNC Funds if presented with the question. Securities subject to repurchase agreements will be held by PNC Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

          With respect to the Government Money Market, Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds, although the securities subject to repurchase agreements may bear maturities exceeding 397 days, the Funds presently intend to enter only into repurchase agreements which terminate within seven days after notice by the Funds. If a Fund were to enter into repurchase agreements which provide for a notice period greater than seven days in the future, the Fund would do so only if such investment, together with other illiquid securities, did not exceed 10% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

          Each of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund's assets.

LENDING OF PORTFOLIO SECURITIES

          Each of the Equity Funds and Fixed Income Funds may lend securities to broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 101.5% of the market value (105% of the market value of the international securities loaned) at all times of the securities lent. Such loans will not be made if, as a result, the aggregate value of all outstanding securities loans combined with any other deemed borrowings of a Fund exceed 50% of the value of its total assets. When a Fund lends its portfolio securities, the collateral (i.e., the cash or securities that the Fund is obligated to return) can be included as part of the Fund's total assets in calculating the percentage of the Fund's total assets on loan. Collateral must be valued daily by the Adviser and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the PNC Funds' Board of Trustees.

          A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party.

ILLIQUID SECURITIES

          Each of the Equity Funds, Fixed Income Funds and Tax Exempt Bond Funds will not invest more than 15% of their respective net assets in securities that are illiquid. The Money Market Funds will not knowingly invest more than 10% of the value of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

          Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS

          Each of the Tax Exempt Bond Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

FOREIGN SECURITIES AND CURRENCIES

          Each of the Equity Funds and Fixed Income Funds (other than the Government Mortgage Fund) may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs, EDRs or GDRs. The Government Mortgage Fund may invest in ADRs, EDRs and GDRs (see "American, European and Global Depositary Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

          Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

          With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies.

          With respect to the International Equity Fund, certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with developing economies or developing securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. Since the International Equity Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities held by the Fund. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. In addition, costs are incurred in connection with conversions between various currencies.

          Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). On the same date, the exchange rates were irrevocably fixed between the EMU member countries. The European Central Bank manages the monetary policy of the unified region. The euro has replaced the national currencies of the following member countries:
Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovenia and Spain. In addition, Bulgaria, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania and Slovakia, became members of the EMU but will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone.

          The European Central Bank has control over each country's monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

          The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund, particularly the International Equity Fund.

          The expense ratio of a Fund investing substantially in foreign securities can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, increased costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

          Interest and dividends payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to a Fund's shareholders.

          Some of the countries in which the Multi-Factor Small Cap Growth and International Equity Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. The Fund may also invest in other investment companies that invest in foreign securities. Investing in such vehicles may involve layered fees or expenses and may be subject to limitations under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITARY RECEIPTS

          Each of the Equity Funds and Fixed Income Funds may invest in ADRs, EDRs, GDRs and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are receipts structured similarly to EDRs and are marketed globally. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to a Fund's limitation with respect to illiquid securities.

          The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that unsponsored ones are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

FOREIGN EQUITY CERTIFICATES

          The Balanced Allocation and International Equity Funds may invest in foreign equity certificates ("certificates") which are sometimes also called equity linked certificates or participation notes. When doing so, the Funds purchase the certificates from an issuer, who in turn holds shares of the underlying stock ("equity security") in the local market and issues a call note for the underlying equity security. If the Fund exercises its call and closes its position, the shares are sold and the note is redeemed with the proceeds. Each note represents one share of the underlying equity security; therefore, the price, performance and liquidity of the note are all directly linked to the underlying equity security. The notes can be redeemed for the full value of the underlying equity security, less transactional and other costs. In addition to the market risk related to the underlying equity security, the Fund bears additional counterparty risk to the issuer or guarantor.

FOREIGN GOVERNMENT OBLIGATIONS

          Each of the Equity Funds and Fixed Income Funds may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's (or Sub-Advisers') assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government. Certain foreign governments may be less capable of meeting repayment obligations on debt on a timely basis than, for example, the United States government.

FOREIGN CURRENCY TRANSACTIONS

          Each of the Equity Funds and Fixed Income Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Funds to establish a rate of exchange for a future point in time.

          When entering into a contract for the purchase or sale of a security, these Funds may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          When the Adviser (or Sub-Advisers) anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

          Liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated or 'earmarked' with PNC Funds' custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Funds. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

EXCHANGE RATE-RELATED SECURITIES

          Each of the Equity Funds and Fixed Income Funds may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

CONVERTIBLE SECURITIES

          Each of the Equity Funds and Fixed Income Funds may invest in convertible securities entitling the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. The value of a convertible security may fluctuate in inverse proportion to interest rates. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less market risk than the corporation's common stock. Nonetheless, convertible securities could lose value or become worthless if, for example, the issuer becomes bankrupt. Convertible securities will not normally decrease significantly below their conversion value. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

          In selecting convertible securities, the Adviser (or Sub-Advisers) will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser (or Sub-Advisers) will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may retain a portfolio security whose rating has been changed if the Adviser (or Sub-Advisers) deems that retention of such security is warranted.

CORPORATE DEBT OBLIGATIONS

          Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

          Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables (CARS) and Certificates of Amortizing Revolving Debts (CARDS); private placements; and income participation loans. Some of the securities in which a Fund invests may have warrants or options attached.

          Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

          The Intermediate Bond and Limited Maturity Bond Funds invest only in investment grade debt securities which are rated at the time of purchase within the four highest rating categories assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB), or Fitch (AAA, AA, A and BBB), or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by PNC Funds' Board of Trustees. The Balanced Allocation and Bond Funds normally invest substantially all of their assets in investment grade debt securities. The Total Return Advantage Fund normally invests substantially all of its assets in investment grade debt securities but may invest up to 20% of its securities in lower grade securities. See "Ratings Criteria" above.

          In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the Adviser (or Sub-Advisers) will consider whether the Fund should continue to hold the security.

          As new fixed income products and securities are developed, the Adviser may invest the Funds' assets in those opportunities as well.

WARRANTS

          Each of the Equity Funds may invest in warrants. Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FUTURES AND RELATED OPTIONS

          Each of the Equity Funds may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that they hold or intend to purchase. Futures contracts may also be based on financial instruments such as stock index option prices. The Balanced Allocation Fund may invest in stock index, interest rate, bond index and foreign currency futures contracts and options on these futures contracts. Each of the Equity Funds may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). VIX Futures are an index of market sentiment derived from S&P 500 Index option prices, and are designed to reflect investors' consensus view of expected stock market volatility over future periods. The Balanced Allocation Fund and each of the Fixed Income Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline. Each Fixed Income Fund may invest in futures contracts on U.S. Treasury obligations and options on U.S. Treasury futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline or to seek to increase total return.

          Each of the Equity Funds may invest in stock index futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase or to maintain liquidity. The International Equity Fund may also invest in foreign currency futures contracts and options in anticipation of changes in currency exchange rates. A Fund might sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline. Each of these Funds may invest in the instruments described either to hedge the value of their respective portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each of these Funds may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

          Each of the Fixed Income Funds may invest in the instruments described either to hedge the value of its portfolio securities as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, each Fund may purchase a futures contract in anticipation of purchases of securities. In addition, each Fund may utilize futures contracts in anticipation of changes in the composition of its holdings for hedging purposes or to maintain liquidity.

          Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by a Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities a Fund intends to purchase.

          The Funds and their Trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

          CALL AND PUT OPTIONS. The Funds may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          The Funds may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

          A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

          A Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by a Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

          In addition, each Fund may write covered call and secured put options. A covered call option means that a Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that a Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

          Each Fund may employ access vehicles such as low exercise price options (which may be known as certificates or notes) in order to gain an exposure to a particular security or markets. Low exercise price options held by a Fund may be cash settled, listed on an exchange and shall be exercisable at any time over the life of the option. In addition, the underlying investment of a low exercise price option shall be one in which a Fund could invest in directly in accordance with its investment objective and policy.

          In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

          The aggregate value of the securities subject to options written by a Fund will not exceed 33-1/3% (20% with respect to the S&P 500 Index Fund) of the value of its net assets. In order to close out an option position prior to maturity, a Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

          Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, a Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of a Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

     RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

          To the extent that a Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if market movements are not as anticipated when the hedge is established.

          Successful use of futures by the Funds also are subject to the Adviser's (or Sub-Advisers') ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Funds have hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Funds will lose part or all of the benefit of the increased value of securities which they have hedged because they will have offsetting losses in their futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

          Although the Funds intend to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Funds to substantial losses. If it is not possible, or a Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

          The primary risks associated with the use of futures contracts and options are:

          1. the imperfect correlation between the change in market value of the securities held by a Fund and the price of the futures contract or option;

          2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

          3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

          4. the Adviser's (or Sub-Advisers') ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS

          The Balanced Allocation Fund, Fixed Income Funds and Tax Exempt Bond Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by a Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to which a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time a Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

          Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

          Each Fund (other than the S&P 500 Index Fund) may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

          The S&P 500 Index Fund may also engage in short sales other than short sales against the box. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the SEC and its staff. The Fund may fulfill the account segregation requirements by having the Fund's custodian identify assets on its records as being held to cover short positions rather than maintaining a segregated account.

ASSET-BACKED SECURITIES

          The Balanced Allocation Fund, the Fixed Income Funds and, to the extent permitted by Rule 2a-7 under the 1940 Act and as is consistent with their investment objectives and policies, the Money Market Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. Asset-backed securities acquired by a Fund may include collateralized mortgage obligations ("CMOs") issued by private companies.

          In general, the collateral supporting non-mortgage, asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.

          Each of these Funds may purchase securities that are secured or backed by mortgages and are issued by entities such as GNMA, FNMA, Freddie Mac, or private mortgage conduits. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Except for private mortgage conduits, these securities represent ownership in a pool of federally insured mortgage loans. The yield and average life characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if a mortgage-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce the expected yield to maturity and average life, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and average life. Conversely, if a mortgage-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, the expected yield to maturity and average life. There can be no assurance that a Fund's estimation of the duration of mortgage-backed securities it holds will be accurate or that the duration of such instruments will always remain within the maximum target duration. In calculating the average weighted maturity of the Funds, the maturity of mortgage-backed securities will be based on estimates of average life.

          Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities generally will decline; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as that of other similar duration fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

          These characteristics may result in a higher level of price volatility for these assets under certain market conditions. In addition, while the market for mortgage-backed securities is ordinarily quite liquid, in times of financial stress the market for these securities can become restricted.

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a publicly-held company owned by its shareholders that was created by an act of Congress. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Mac is a publicly-held company owned by its shareholders that was created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any FHLBs and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of FNMA and Freddie Mac. PNC Funds cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted.

          Privately issued mortgage-backed securities will carry an investment grade rating at the time of purchase by S&P or by Moody's or, if unrated, will be in the Adviser's opinion equivalent in credit quality to such rating. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government.

          CMOs may be issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises, including FNMA and Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs represent direct ownership interests in a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs.

          Each class of a CMO, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying a CMO may cause some or all of the classes of the CMO to be retired substantially earlier than its final distribution date.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of the CMO in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final scheduled distribution date have been paid in full.

          Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the Trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

COLLATERALIZED DEBT OBLIGATIONS

          The High Yield Bond Fund may invest in collateralized bond obligations ("CBOs"), which are structured products backed by a diversified pool of high yield public or private fixed income securities. The pool of high yield securities is typically separated into tranches representing different degrees of credit quality. The top tranche of CBOs, which represents the highest credit quality in the pool, has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CBOs is especially sensitive to the rate of defaults in the collateral pool.

          The Fund also may invest in collateralized loan obligations ("CLOs"), which are trusts typically consisting of loans made to issuers (both U.S. and foreign). A CLO consists of a portfolio of many underlying loans where the cash flows from the securitization are derived from this portfolio of loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the loans in the trust and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

          The Balanced Allocation Fund, Fixed Income Funds, Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may enter into swap agreements for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall strategies. These Funds may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. A Fund may also enter into options on swap agreements for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will typically use interest rate total return and credit default swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

          The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated, with respect to the Bond, Government Mortgage, Intermediate Bond, Limited Maturity Bond and Total Return Advantage Funds, either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy by the Adviser.

          The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as but not limited to illiquidity risk, counterparty risk and credit risks.

          Most swap agreements are entered into on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

          If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

          A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund (except for the Money Market Fund) may write
(sell) and purchase put and call swap options.

          Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

ZERO COUPON OBLIGATIONS

          The Balanced Allocation Fund, Fixed Income Funds and Tax Exempt Bond Funds may invest in zero coupon obligations. Each other Fund may also invest in zero coupon obligations for temporary purposes. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser (or Sub-Advisers) will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

INCOME PARTICIPATION LOANS

          The Balanced Allocation, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds may make or acquire participations in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

          Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require repayment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees of PNC Funds will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

CERTIFICATES OF PARTICIPATION

          The Tax Exempt Bond Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

          Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate Trustee cannot accelerate lease obligations upon default; in such event, the Trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the Trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES

          Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery securities that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

          When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 25% of the value of its total assets.

          When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

          Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements (other than the Money Market Funds) and GICs. Each Fund (other than the Money Market Funds) may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes. Each Money Market Fund may invest in money market instruments in accordance with Rule 2a-7 under the 1940 Act and as is consistent with its investment objective and policies.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

          Each Fund, with the exception of the Government Money Market, Money Market and Treasury Money Market Funds, may invest in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser (or Sub-Advisers) to be of comparable quality pursuant to guidelines approved by PNC Funds' Board of Trustees. The Government Money Market, Money Market and Treasury Money Market Funds' investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-1" by S&P, "Prime-1" by Moody's, "F1" by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by PNC Funds' Board of Trustees. Investments may also include corporate notes. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

          Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser (or Sub-Advisers) believes that the credit risk with respect to the instrument is minimal, except that the International Equity Fund will not be subject to this limitation so long as such investments are otherwise consistent with its investment objective and policies.

GOVERNMENT SECURITIES

          The Treasury Money Market Fund may only invest in direct obligations of the U.S. Treasury and investment companies that invest only in such obligations. Each other Fund may invest in U.S. government agency obligations, examples of which include the obligations of FHLBs, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Instruments." The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, Tax Exempt Money Market, Money Market and Government Money Market Funds will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

U.S. TREASURY OBLIGATIONS AND RECEIPTS

          Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

          The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), Liquid Yield Option Notes ("LYONs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

          Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS

          The Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

EURODOLLAR AND YANKEE OBLIGATIONS

          Each of the Fixed Income Funds and the Money Market Fund may invest in Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

DERIVATIVE INSTRUMENTS

          Each of the Equity Funds, Fixed Income Funds and Money Market Funds may, to the extent permitted by their investment objectives and policies, purchase certain "derivative" instruments for hedging and non-hedging purposes, usually as a substitute for taking a position in an underlying asset, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).

          Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise.

          The Funds listed above might not employ any derivative strategies, and no assurance can be given that any strategy used will succeed. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. To the extent a Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.

TAX EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES

          The Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in tax exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.) A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the municipal obligation to the third party and receive the face value thereof. The Funds listed directly above may also enter into interest rate swaps for hedging purposes and not for speculation. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index. These Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax exempt status of payments received by a Fund from tax exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES

          Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds.

          The Equity Funds and Fixed Income Funds may invest in SPDRs, iShares Trust ("iShares") and similar index tracking stocks as is consistent with their investment objectives and policies. The SPDR Trust, DIAMONDS Trust and MidCap SPDR Trust are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index. PDR Services LLC is the sponsor of each trust. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges. Barclays Global Fund Advisors serves as investment adviser to the iShares Funds. SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by the Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

          In addition, to the extent consistent with its policy regarding investments in foreign securities, each of the Equity Funds and Fixed Income Funds (other than the Government Mortgage Fund) may purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country, and may also purchase iShares issued by iShares, Inc. and similar securities of other issuers. "Country funds" may be either open-end or closed-end investment companies. In the event substantial market or other disruptions affecting iShares or other country funds should occur, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and the Fund's performance could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares or other country funds as part of its investment strategy.

          As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

          Each Fund currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by PNC Funds as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met. The Tax Exempt Bond Funds and Money Market Funds will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.

          Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

MUNICIPAL SECURITIES

          The Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

          Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such Municipal Securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such Municipal Securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

          There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

          The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

          Municipal Securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

          Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

          The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

          Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by PNC Funds' Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the Adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MICHIGAN MUNICIPAL SECURITIES. The following information is drawn from various Michigan governmental publications and from other publicly available sources relating to securities of the State and its political subdivisions. While PNC Funds has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

          The Michigan economy continues to underperform substantially that of the nation as a whole. The State's dependence on manufacturing, particularly the manufacturing of automobiles and automobile parts, in the context of reduced market share for Michigan-based companies, has led to the loss of approximately 835,000 jobs in the State in the period June 2000 - June 2009. For 2008, the unemployment rate in Michigan was 8.4%. As of June 2009, the seasonally adjusted unemployment rate in Michigan was 15.2%. This has had a significant adverse impact on the revenue of the State and its political subdivisions. Collections of sales and income tax levies through July 2009 substantially lag behind projections as the Michigan economy continues to struggle.

          The overall decline in the economy, exacerbated by Michigan's dependence upon manufacturing, and particularly automobile manufacturing, has had the effect of requiring the State to make significant adjustments in expenditures and to seek additional revenue sources. This process continued throughout the period 2001 through mid-2009. Among other means of supporting expenditures for State programs, the State's Counter-Cyclical Budget and Economic Stabilization Fund, a reserve fund designed for times of economic decline, which exceeded $1.2 billion as of September 30, 2000, has been substantially expended. To the degree that the Michigan Intermediate Municipal Bond Fund contains private activity bonds or other "revenue" securities, the decline in economic conditions, as a separate matter, may adversely affect the capacity of users of the facilities constructed or acquired through the proceeds of such bonds to make periodic payments for the use of those facilities.

          The Michigan Constitution restricts the extent to which the State may expend in any one year funds in excess of the revenue for that year. In addition, the Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the three prior calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year State governmental revenues to total calendar year 1977 State personal income (which was 9.49%). The State may raise taxes in excess of the limit for emergencies through action by the Governor and two-thirds of the members of each house of the Legislature.

          The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall. The State now calculates the required percentage of spending paid to local government units to be 48.97%.

          The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan Purposes. As of September 30, 2008, the State had approximately $1.57 billion of general obligation bonds outstanding. The State Constitution provides that the State may borrow money and issue its obligations for repayment if such measure is adopted by two-thirds of the members of each house of the Legislature, and approved by a majority of the electorate. However, the State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligation bonds issued by local school districts.

          The State is party to various legal proceedings seeking damages or injunctive or other relief. Certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

          The State Constitution also limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments. In 1994, Michigan voters approved a comprehensive property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved and implemented, effective May 1, 1994 the State's sales and use tax rates increased from 4% to 6%, the State's individual income tax rate decreased from 4.6% to 4.4% (presently 4.35%), and other new or increased taxes were imposed, including those on tobacco products and real estate transfers. In addition, beginning in 1994, a new State property tax of 6 mills began to be imposed on all real and personal property subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on non-homestead property and non-qualified agricultural property.

          Other constitutional and statutory provisions implementing Proposal A regulate the ability of local school districts to levy taxes, and limit assessment increases for each parcel of property for all property tax purposes, beginning in 1995. Such increases are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value.

          The net effect of Proposal A has been to shift significant portions of the costs of local school operations from local school districts to the State and to raise additional State revenues to fund those additional State expenses. However, these additional revenues are included within the State's constitutional revenue limitations and thus impact the State's ability to increase revenue for all State purposes. Additional revenue sources and expenditure reductions are the subject of continuing discussion between the Governor and the Legislature.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN OHIO MUNICIPAL SECURITIES. As described above, each of the PNC Ohio Intermediate Tax Exempt Bond and PNC Ohio Municipal Money Market Funds (each an "Ohio Fund") will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations"). Each Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

          Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

          Much of this information is as of August 18, 2009, particularly debt figures and other statistics.

          Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10,847,100 in 1990.

          While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

          In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.4% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.2% vs. 6.0%), in 2004 (6.1% vs. 5.5%), in 2005 (5.9% vs. 5.1%), in 2006
(5.5% vs. 4.6%), in 2007 (5.6% vs. 4.6%) and in 2008 (6.6% vs. 5.8%). In June
2009, the State unemployment rate was higher than the national rate (11.1% vs. 9.5%). The unemployment rate and its effects vary among geographic areas of the State.

          There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in an Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

          The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending Fiscal Year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

     The GRF ending fund balance for Fiscal Year 2009 was $389.1 million.

     Recent biennium ending GRF balances were:

                                         FUND BALANCE
                                             LESS
                CASH           FUND       DESIGNATED
BIENNIUM      BALANCE       BALANCE(a)   TRANSFERS(b)
--------   -------------   -----------   ------------
1998-99    1,512,528,000   976,778,000   221,519,000
2000-01      817,069,000   219,414,000   206,310,000
2002-03      396,539,000    52,338,000    52,338,000
2004-05    1,209,200,000   682,632,000   127,800,000
2006-07    1,432,925,000   215,534,000   215,534,000
2008-09      734,526,000   389,103,000   389,103,000

(a) Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.

(b) Reflects the ending fund balance less amounts designated for transfer to other funds, including the Budget Stabilization Fund ("BSF").

          Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

          The appropriations acts for the 2010-11 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.

          The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for recent and the current bienniums. The State administration and both houses of the General Assembly have been and are committed to and have taken actions that ensure a balance of GRF resources and expenditures.

          1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred to the State Income Tax Reduction Fund ("ITRF"), $200 million into public school assistance programs, and $44.2 million into the BSF. Of the GRF biennium-ending fund balance, $325.7 million was transferred to school building assistance, $293.2 million to the ITRF, $85.4 million to SchoolNet (a program to supply computers for classrooms), $4.6 million to interactive video distance learning, and $46.4 million to the BSF.

          2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1.506 billion and a fund balance of $855.8 million. A transfer of $49.2 million from that balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the ITRF.

          In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by the Office of Budget and Management ("OBM") prior to March 1, 2001 applying a 1 to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

          In March 2001, new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF fund balance of $219.4 million, making that transfer unnecessary.

          2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing weak economic conditions with budgetary pressures during this period primarily due to lower anticipated levels of receipts from certain major revenue sources.

          Consideration came in four general time frames - the June 2001 biennial appropriation Act, late fall/early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

          The biennial GRF appropriations Act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for transfers to the GRF of $160 million from the BSF and $100 million from the Family Services Stabilization Fund aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections.

          The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates and projected GRF revenue shortfalls of $709 million for Fiscal Year 2002 and $763 million for Fiscal Year 2003. Executive and legislative actions taken to address those shortfalls included:

     - Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for debt service related payments, primary and secondary education and the adjutant general.

     - December 2001 legislation, the more significant aspects of which included authorizing the additional transfer of up to $248 million from the BSF to the GRF during the current biennium thereby reducing the estimated BSF balance to $607 million; reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003; and authorizing Ohio's participation in a multi-state lottery game estimated to generate $40 million annually beginning in Fiscal Year 2003.

          Continuing weak economic conditions and lower than anticipated personal income and corporate franchise tax receipts then led OBM in the spring of 2002 to project higher estimated GRF revenue shortfalls of approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken to ensure positive GRF fund balances for Fiscal Year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for: additional transfers to the GRF of the then remaining BSF balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds; a $50 million reduction in the Fiscal Year 2002 ending GRF balance to $100 million; increasing the cigarette tax by 31(cent) per pack (to a total of 55(cent) per pack) estimated by OBM to produce approximately $283 million in Fiscal Year 2003; additional transfers to the GRF of $345 million from tobacco settlement moneys received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities and replacing the moneys for that purpose with authorized general obligations bonds; and extension of the State income tax to Ohio-based trusts and "decoupling" certain Ohio business taxes from federal tax law economic stimulus changes affecting business equipment depreciation schedules to produce approximately $283 million in Fiscal Year 2003.

          Fiscal Year 2002 ended with positive GRF balances of $108.3 million
(fund) and $619.2 million (cash) based on the remedial steps described above, including transfers of $289.6 million from tobacco settlement moneys and $534.3 million from the BSF (leaving Fiscal Year 2002 ending BSF balance $427.9 million, with that entire balance appropriated for GRF use if needed in Fiscal Year 2003).

          On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 reflecting prior budget balancing discussions with the General Assembly. Excluded from those department and agency cutbacks ranging up to 15% were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

          Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts) and projected additional Medicaid spending, OBM in late January 2003 announced an additional Fiscal Year 2003 GRF shortfall of $720 million. The Governor ordered immediate additional reductions in spending intended to generate an estimated $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

          The Governor also proposed and the General Assembly enacted by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM: An additional 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million savings; transfers of $56.4 million to the GRF from unclaimed funds and various rotary funds; and a one-month acceleration in sales tax collections by vendors filing electronically to produce $286 million.

          To offset the General Assembly's enactment of legislation that did not include proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

          Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May
31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

          The State ended the 2002-03 biennium with a GRF cash and fund balances of $396.5 million and $52.3 million, respectively, and a balance in the BSF of $180.7 million.

          Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, related to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

          2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

          Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

          The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

     - A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.

     - Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually. (Litigation has been pending since 2003 challenging the inclusion of satellite television in the sales tax base, which produces approximately $36 million annually. On February 12, 2009, an Ohio appeals court overruled a 2007 trial court decision and upheld the inclusion of satellite television in the sales tax base. The State does not know whether plaintiff intended to appeal to the Ohio Supreme Court.)

     - Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually.

     - Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually.

     - Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act ("UDITPA") for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually.

          The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those federal monies in Fiscal Years 2004 and 2005, respectively.

          Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, 2004, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118 million and a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

          The State ended Fiscal Year 2004 with a GRF fund balance of $157.5 million. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families (TANF) program; $40 million to a disaster services contingency fund; $50 million to the State's share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

          2006-07. Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the then Governor on June 30, 2005. That Act provided for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures were: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The GRF expenditure authorizations for the 2006-07 biennium reflected and were supported by a significant restructuring of major State taxes, including:

     - A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

     - Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

     - Implementation of a new commercial activity tax ("CAT") on gross receipts from doing business in Ohio that phased in over the 2006 through 2010 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. Litigation has been pending since 2006 challenging the permissibility of the inclusion in the CAT tax base of food sales for off-premise consumption, and litigation was filed in March 2008 and is pending before a trial court challenging the application of the CAT to motor fuels. With respect to the application of the CAT to food sales, and appeals court on September 2, 2008, held that the CAT may not be applied to the wholesale sale of food and the retail sale of food for human consumption off premises. On February 9, 2009, the Ohio Supreme Court accepted the State's appeal of that Court of Appeals' decision which has been stayed pending the outcome of the State's appeal. The parties have submitted their briefs and the Supreme Court has scheduled oral argument for September 1, 2009. When fully implemented in 2010, the CAT is projected to produce approximately $1.68 billion annually with $188 million of that annual amount expected from its application to those food sales and $139 million of that amount attributable to its application to motor fuels.

     - A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

     - An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

          The then Governor signed into law on June 5, 2006 legislation enacted by the General Assembly imposing a limitation on most GRF appropriations commencing with the 2008-09 biennium. This statutory limitation initially uses Fiscal Year 2007 GRF appropriations as a baseline and then applies an annual growth factor of the greater of 3.5% or the sum of the inflation rates and rate of State population change. Every fourth fiscal year thereafter becomes a new base year. GRF appropriations for State debt service payments are expressly excepted from this statutory limitation. This legislation was enacted as an alternative to a proposed "tax and expenditure limitation" (TEL) amendment to the Ohio Constitution that was withdrawn from the November 2006 general election ballot.

          The State ended Fiscal Year 2006 with a GRF cash balance of $1.529 billion and a GRF fund balance of $1.026 billion. Of that ending GRF fund balance, the State carried forward $631.9 million to cover the expected and planned for variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394 million was deposited into the BSF increasing its balance to $1.012 billion (which includes $40 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006). The State ended Fiscal Year 2007 with a GRF cash balance of $1.433 billion and a GRF fund balance of $215.5 million.

          2008-09. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2008-09, primarily as a result of the Ohio economy being negatively affected by the national economic downturn. Budgetary pressures during this period were primarily due to continuing lower than previously estimated levels of receipts from certain major revenue sources.

          Consideration came in three general time frames - winter 2007, fall/winter 2008, and spring 2009. Significant measures were taken including use of the entire BSF balance and expenditure reductions and spending controls on State agencies and departments.

          Consistent with State law, the Governor's Executive Budget for the 2008-09 biennium was released in March 2007 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2007. Reflecting the continued implementation of the restructuring of State taxes commenced in 2006-07, that Act was based upon then estimated total GRF biennial revenues of approximately $53.5 billion (a 3.9% increase over the 2006-07 biennial revenue) and total GRF biennial appropriations of approximately $52.4 billion (a 2.1% increase over the 2006-07 biennial expenditures). Spending increases for major program categories over the 2006-07 actual expenditures were: 2.2% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 13.2% for higher education; 5.2% for elementary and secondary education; 4.9% for corrections and youth services; and 4.7% for mental health and mental retardation. The Executive Budget and the GRF appropriations Act complied with the law discussed above under 2006-07 limiting appropriations for the 2008-09 biennium. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

          The original GRF expenditure authorizations for the 2008-09 biennium reflected and were supported by tax law changes contained in the Act, including:

     - Restructuring nonresident tax exemption for Ohio motor vehicle purchases projected to produce approximately $54.0 million over the biennium.

     - Restoring local government fund support by committing a set percent of all tax revenues deposited into the GRF. Local governments will receive 3.7% of total GRF tax revenues annually and local libraries will receive 2.22% of total GRF tax revenues annually.

     - Eliminating the $300 per month cigarette and tobacco product importation exemption projected to produce approximately $25.0 million annually.

          The GRF appropriations Act also created the Buckeye Tobacco Settlement Financing Authority to securitize tobacco settlement receipts payable to the State under the November 1998 national tobacco settlement. On October 29, 2007, the Authority issued its $5.53 billion Tobacco Settlement Asset-Backed Bonds, Series 2007 to fund capital expenditures for higher education ($938 million) and common school ($4.112 billion) purposes over three years in lieu of the State issuing GRF-backed general obligation bonds to fund those capital expenditures. The resulting debt service savings to the GRF is funding the expansion of the homestead exemption property tax relief program in the Act. The Act reprograms all prior General Assembly allocations of anticipated tobacco settlement receipts to enable the pledge of 100% of those receipts to the payment of debt service on the Authority's obligations. The State had previously enacted legislation allocating its anticipated share of those receipts through Fiscal Year 2012 and making a partial allocation thereafter through Fiscal Year 2025. Except for Fiscal Years 2002 through 2004, none of the receipts were applied to existing operating programs of the State. Under those previously enacted allocations, the largest amount was to be applied to elementary and secondary school capital expenditures, with other amounts allocated for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

          WINTER 2007. With the Ohio economy expected to be negatively affected by the national economic downturn, in January 2008 OBM reduced its original GRF revenue projections by $172.6 million for Fiscal Year 2008 and $385.1 million for Fiscal Year 2009. Based on those lower GRF revenue estimates and increased costs associated with rising Medicaid caseloads, OBM projected a budgetary shortfall for the current biennium of $733 million.

          Executive and legislative actions were taken based on the new OBM estimates, including:

     - The Governor, on January 31, 2008, issued an executive order directing expenditure reductions and spending controls totaling approximately $509 million (of which about $402 million was realized) for the biennium as well as limitation on major purchases, hiring and travel based primarily on the transfers of unspent agency appropriations and the June 2008 action described below. Allocation of those reductions has been determined by the OBM Director in consultation with the affected agencies and departments, with annual expenditure reductions ranging up to 10%. An employee reduction plan was also announced aimed at reducing the State's workforce by up to 2,700 through selective elimination of positions, attrition, unfilled vacancies and an early retirement incentive program. Expressly excluded from the cutbacks are appropriations for or relating to debt service on State obligations, State higher educational instruction support, foundation formula support for primary and secondary education, Medicaid entitlement programs, and ad valorem property tax relief payments.

     - Transfer of unspent agency appropriations totaling $120 million in Fiscal Year 2008 and $78 million in Fiscal Year 2009.

     - Authorizing expansion of the State-run lottery system to include "keno" games currently projected to generate $65 million in Fiscal Year 2009, of which approximately $25 million was realized.

          In June 2008, the General Assembly also passed legislation that provides for, among other things, transfers to the GRF (after a selective line-item veto) of up to $63.3 million from the BSF for the State's share of increased Medicaid costs, $55 million from rotary funds and $25 million in uncommitted interest earnings from proceeds of the State's Tobacco Settlement Asset-Backed Bonds.

          In March 2008, in response to the national economic downturn, the Governor proposed a $1.7 billion economic stimulus plan to stimulate the Ohio economy through investments in logistics and distribution, bio-products and bio-medical research, advanced and renewable energy, local government infrastructure, conservation projects and brownfield revitalization projects. These investments were to be funded primarily through new GRF bond-backed capital appropriations. After extensive hearings and review, the General Assembly in June passed a $1.57 billion economic stimulus package that mirrored the purposes proposed by the Governor and added funding for higher education workforce programs and expanded the State's historic preservation tax credits. The sources of funding for the stimulus plan include, in addition to GRF-backed bonds, $230 million of cash from the Ohio Tobacco Prevention Foundation (this transfer is subject to a pending legal challenge), $370 million in GRF operating appropriations to be made over the next five fiscal years, $184 million in bonds backed by net profit from the State's liquor enterprise, and $200 million in bonds backed by highway user receipts.

          FALL/WINTER 2008. With the Ohio economy continuing to be negatively affected by the national economic downturn, OBM on September 10, 2008 announced a $540 million further reduction in its GRF revenue projections for Fiscal Year 2009 and a projected Fiscal Year budgetary shortfall of the same amount. Executive actions announced to offset the projected shortfall include:

     - Use of additional planned Fiscal Year-end lapses and GRF carry forward totaling $126.4 million.

     - Use of balances in various non-GRF "rotary funds" totaling $112 million.

     - Transfer to the GRF of an additional $40 million of interest earnings on the proceeds of the tobacco securitization referred to above.

     - As authorized by June 2008 legislation referred to above, a transfer to the GRF of $63.3 million to pay for previously authorized Medicaid cost expenditures.

          The $198.3 million balance will be offset by a 4.75% reduction in most agency appropriations, which does not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others.

          On December 1, 2008, OBM announced a further $640.4 million reduction in GRF revenue projections for Fiscal Year 2009 expected to result in a projected Fiscal Year budgetary shortfall of the same amount. Executive actions announced to offset much of that projected shortfall included:

     - Reducing total GRF Medicaid spending by $311.1 million by using cash from non-GRF Medicaid accounts and the corresponding federal share previously planned for use in Fiscal Year 2010.

     - Reducing total Medicaid programs spending by $21.3 million by enhanced focus on use of other third party liability sources and other program savings exceeding original estimates.

     - Reducing other GRF expenditures by $180.5 million through a further 5.75% reduction in most agency appropriations, which will not apply to appropriations for debt service or tax relief, Medicaid and disability financial assistance, Department of Education aid to local school districts, the Departments of Rehabilitation and Corrections and Youth Services and selected others. These reductions are in addition to the approximately $1.27 billion of 2008-2009 biennium budget adjustments already undertaken.

          The remaining $131.9 million of the shortfall is expected to be offset by additional Federal Medical Assistance Payments ("FMAP") to be received under the American Recovery and Reinvestment Act of 2009, which will increase federal Medicaid match to the GRF by that amount (after taking into account loss of federal match from the two Medicaid related actions outlined above). Based on these expenditure reductions, spending controls and other measures - and before the revised revenue estimates referred to below - OBM was projecting a positive GRF fund balance at June 30, 2009.

          SPRING 2009. Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2010-11 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2009. Those estimates revised Fiscal Year 2009 revenues downward by an additional $912 million over OBM's December 2008 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. To address this additional Fiscal Year 2009 revenue shortfall, the Governor received General Assembly approval for and used the entire remaining BSF balance of $949 million for Fiscal Year 2009. Additional measures taken to address this shortfall included the restructuring of $52.8 million of Fiscal Year 2009 GRF fund debt service into Fiscal Years 2012 through 2021 and expenditure reduction of $98 million in addition to the expenditure controls ordered by the Governor on April 22.

          The State ended Fiscal Year 2009 with GRF cash and fund balances of $734.5 and $389.1 million respectively, and a $0 balance in the BSF. Of the ending GRF fund balance, $133.4 million represents the one-half of one percent of Fiscal Year 2009 GRF revenues the State is required to maintain as an ending fund balance.

          CURRENT BIENNIUM. Consistent with State law, the Governor's Executive Budget for the 2010-11 biennium was released in February 2009 and introduced in the General Assembly. After extended hearings and review, and after passage by the General Assembly and signing by the Governor of three seven-day interim budgets, the 2010-11 biennial appropriations Act was passed by the General Assembly and signed (with selective vetoes) by the Governor on July 17, 2009. All necessary debt service and lease-rental payments related to State obligations for the entire 2010-11 biennium were fully appropriated for the three week interim period and under the final Act. Reflecting the final implementation of the restructuring of State taxes commenced in 2006-07 and a conservative underlying economic forecast, that Act makes total GRF biennial appropriations of approximately $50.5 billion (a 3.8% decrease from the 2008-09 biennial expenditures) based on GRF biennial estimated revenues of approximately $51.1 billion (a 4.2% decrease from the 2008-09 biennial revenues). Appropriations for major program categories compared to 2008-09 actual spending reflect increases of 3.4% for Medicaid (that Act also included a number of Medicaid reform and cost containment initiatives) and 0.7% for corrections and youth services; and decreases of 13.8% for mental health and development disabilities, 8.3% for higher education, and 5.15% for elementary and secondary education. That Act also includes the restructuring of $736 million of Fiscal Years 2010 and 2011 GRF debt service into Fiscal Years 2012 through 2025. Both the Executive Budget and the GRF appropriations Act compiled with the law under 2006-07 limiting appropriations for the 2010-11 biennium.

          Major new or recurring sources of revenues reflected in the 2010-11 appropriations Act include:

     - $2.4 billion of "Federal Stimulus" funding received under the American Recovery and Reinvestment Act of 2009, including $1.464 billion for elementary and secondary education, $628 million for Federal Medical Assistance Payments, and $326 million for other purposes.

     - $933 million in gaming and license revenues ($296 million in Fiscal Year 2010 and $637 million Fiscal Year 2011) from the Ohio Lottery Commission's implementation of video lottery terminals ("VLTs") at the seven horse racing tracks in the State. On July 20, 2009, litigation was filed in the Ohio Supreme Court requesting a declaration that the VLT authorizations in the biennial appropriations Act do not take effect until October 17 and are subject to voter referendum. According to the schedule established by the Court, the final brief in this case is due to be filed on August 17.

     - $259 million from the Ohio Tobacco Use Prevention and Control Foundation Endowment Fund (TUPAC) to be used for various health care initiatives. On August 11, 2009, a trial court ordered that these monies remain in that endowment fund and be used for the purpose of reducing tobacco use. The State immediately appealed this trial court ruling and requested a stay of the trial court order.

     - $1.036 billion of "one-time" revenues or savings ($640 million in Fiscal Year 2010 and $396 million in Fiscal Year 2011), including $364 million from the spend-down of carry-forward balances (that required temporary suspension of the one-half of one percent ending fund balance requirement for the 2010-11 biennium), $250 million transferred from a cash account at the Ohio School Facilities Commission funds (anticipated to be replaced with bond funding of school facilities in future biennia), $272 million savings from subjecting State employees to a two week unpaid "furlough" during each year of the biennium, $84.3 million from a reduction in State funding to public libraries funding, and $65 million from the transfer to the GRF of interest on the proceeds of the State's 2007 tobacco securitization.

     - $530 million from transfers to the GRF of unclaimed funds and from other non-GRF funds.

          OBM continually monitors and analyzes revenues and expenditures developments (including pending litigation) affecting both, and prepares a financial report summarizing its analysis at the end of each month. The State is effectively precluded by its Constitution from ending a Fiscal Year or a biennium in a "deficit" position, and the State is committed to and has in prior biennia taken actions needed to end each Fiscal Year and biennium with a positive balance. The most recent Monthly Financial Reports are accessible via OBM's home page at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

          The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state."

          By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation ("GO") debt and the pledge of taxes or excises to its payment, all related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and development activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and development, and site development. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

          A 1999 constitutional amendment provides an annual debt service "cap" applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650 million of general obligation debt approved by the voters at the November 8, 2005 election for research and development and the development of sites and facilities, new obligations may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

          In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. The highest annual State payment under those agreements in the current or any future fiscal year is $147.2 million in Fiscal Year 2010. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available moneys appropriated to ODOT for the purpose.

          State agencies also have participated in buildings and equipment, information systems and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State's anticipated payments. The maximum annual payment from GRF appropriations under those existing agreements is $30.5 in Fiscal Year 2013 and the total GRF-supported principal amount outstanding is $241.6 million. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. The OBM Director's approval of such agreements is required if COPs are to be publicly-offered in connection with those agreements.

          A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a maximum of $630 million to be outstanding at any one time, of which not more than $84 million may be issued for eligible advanced energy projects and not more than $100 million may be issued for eligible logistics and distribution projects. The aggregate amount from the net liquor profit to be used in any Fiscal Year in connection with these bonds may not exceed $63 million. Pursuant to constitutional authority, the State has issued $150 million of bonds for revitalization purposes that are also payable from a separate, subordinate pledge of State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $48.3 million in Fiscal Year 2012.

          Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

          Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools." On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

          In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

          With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

          On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Ohio Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

          In the years following this litigation, the General Assembly took several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

          Under the current financial structure, Ohio's 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

          School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

          The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

          To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 145 districts.

          Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:

     -    1998-99 - $11.6 billion (18.3% over the previous biennium).

     -    2000-01 - $13.3 billion (15% over the previous biennium).

     - 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

     - 2004-05 - $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

     - 2006-07 - $16.4 billion (4.5% over the previous biennium before the expenditure reductions).

     - 2008-09 - $17.2 billion (5.1% over the previous biennium before the expenditure reductions).

          State appropriations for school funding for the 2010-11 biennium are $17.0 billion (a 1.6% decrease from those appropriations in the previous biennium), representing a decrease of 3.4% in Fiscal Year 2010 over Fiscal Year 2009 and of 0.5% in Fiscal Year 2011 over Fiscal Year 2010. These amounts are exclusive of the $1.463 billion of appropriations to school districts for the 2010-11 biennium from "Federal Stimulus" funding received under the American Recovery and Reinvestment Act of 2009.

          The amount of lottery profits transferred to the Lottery Profits Education Fund ("LPEF") totaled $672.2 million in Fiscal Year 2008 and $702.3 million in Fiscal Year 2009. Based on the implementation of VLTs at Ohio's seven horse racing tracks as authorized in the 2010-11 biennial appropriations Act, those transfers to the LPEF are appropriated at $990.2 million in Fiscal Year 2010 and $1.28 billion in Fiscal Year 2011. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits paid into the LPEF be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

          The 2010-11 biennial appropriations Act also enacted an "Evidenced Based Model" for the distribution of State funding to local school districts, with different elements of the new funding model to be phased in over the next ten years. Elements of that new model emphasize funding educational components that are linked with student academic success, such as decreased class size and all day kindergarten, and modification of teacher tenure and termination provisions.

          Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently five school districts in fiscal emergency status and six in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

          For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor their fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Sixteen municipalities and two townships are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.

          At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation -- commonly referred to in the context of Ohio local government finance as the "ten-mill limitation."

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL SECURITIES. The following information is a brief summary of factors affecting the economies and financial strengths of the Commonwealth of Pennsylvania, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the Commonwealth of Pennsylvania that were available prior to the date of this SAI, the latest of which is dated August 25, 2009. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

          The ability of the issuers of Pennsylvania Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Pennsylvania and to the fiscal stability of issuers of Pennsylvania Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt. In addition, the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no responsibility on the part of the Commonwealth of Pennsylvania to make payments on such local obligations.

          GENERAL ECONOMIC CONDITIONS. The Commonwealth maintains a Budget Stabilization Reserve Fund the "Reserve Fund"), the purpose of which is to insure the availability of funds to alleviate emergencies threatening the health, safety or welfare of the Commonwealth's citizens and to offset revenue shortfalls resulting from economic downturns. Income to the Reserve Fund is provided by mandatory transfers of legislatively determined percentages of unappropriated budget surpluses at the close of each fiscal year. At the end of the 2005 fiscal year, the Commonwealth's unappropriated surplus balance was $707.8 million, resulting in a transfer to the Reserve Fund of $176.9 million. In July 2008, the mandatory transfers were suspended for one year. The Governor's proposed budget for fiscal year 2010 anticipates no transfers into the Reserve Fund of any unappropriated surplus from fiscal year 2009, and it anticipates a transfer of the balance of the Reserve Fund to the General Fund in order to assist with the enactment of a balanced budget during fiscal year 2010. The Reserve Fund balance as of August 25, 2009 was $755 million.

          The Commonwealth's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into trade, medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. The Commonwealth's economy also utilizes its natural resources, including public and private forests, a good water supply, and major deposits of coal, petroleum and natural gas. Service industries currently employ the greatest share of nonagricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities and could adversely affect the market value of the Fund.

          INDEBTEDNESS. As of June 30, 2008, the Commonwealth's net outstanding general obligation debt totaled approximately $8.18 billion. Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA by S&P, Aa2 by Moody's and AA by Fitch Ratings and both Philadelphia's and Pittsburgh's general obligation bonds are currently rated BBB by S&P, Baa1 by Moody's and BBB+ by Fitch Ratings.

          The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist the City of Philadelphia in remedying its fiscal emergencies. PICA has issued specialty revenue bonds on behalf of the City of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA also makes factual findings and recommendations to the City concerning its budgetary and fiscal affairs. The City is currently operating under a five year plan approved by PICA on July 21, 2005. PICA's power to issue further bonds to finance capital projects expired on December 31, 1994. PICA's authority to issue bonds to finance cash flow deficits expired on December 31, 1995, but its authority to refund existing debt will not expire. PICA had approximately $557.7 million in specialty revenue bonds outstanding as of June 30, 2009. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

          Certain other local government authorities and Commonwealth agencies and authorities also issue debt obligations for which the Commonwealth has no liability. The debt of these issuers is funded by assets of, or revenues derived from, the various projects financed or the particular issuer.

          PENDING LITIGATION. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including, as of August 25, 2009, suits relating to the following matters:

          (i) In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal year 2009 is $20.0 million.

          (ii) In 1987, the Pennsylvania Supreme Court held the statutory scheme for county funding of the judicial system to be in conflict with the Pennsylvania Constitution, but it stayed its judgment to permit enactment by the legislature of funding legislation consistent with the opinion. The Court appointed a special master to submit a plan for implementation, and the special master recommended a four-phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. Phase 1, involving the transfer of approximately 165 county-level court administrators, was implemented in legislation enacted in 1999. The remainder of the recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

          (iii) Twenty or more insurance companies have challenged the Department of Revenue's application of portions of the Life and Health Guarantee Association Act of 1982. The Act establishes a funding mechanism to fulfill defaulted obligations under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured from other insurance companies that have become insolvent or are otherwise in default. A provision in the Act allows the assessed insurance companies to claim a credit for these assessments against their Pennsylvania gross premium tax liability. Life and health insurance premiums have always been subject to the premium tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax, others were not. The Department of Revenue ultimately decided to allow credits for assessments paid on taxable annuity considerations, but not for assessments paid on non-taxable annuities. The insurance companies want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward. According to the Commonwealth's estimate, the aggregate refunds that might be payable if the taxpayers prevail in all cases amount to approximately $150 million. In a test case with respect to one insurance company and one taxable year, the Pennsylvania Supreme Court issued an opinion in favor of the insurance company, but only on a technicality, and did not address the substantive findings of the Commonwealth Court. Counsel have selected another case to move forward and re-argue the substantive issues.

          (iv) A civil rights action has been brought against two state troopers for the shooting of a twelve-year old boy who was unarmed and running away from the troopers at the time of the shooting. The Court denied the defendants' motion for summary judgment. The jury returned a verdict of $28 million. Post trial motions and an appeal are under consideration.

OTHER TAX EXEMPT INSTRUMENTS

          Investments by the Tax Exempt Bond Funds, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund and Tax Exempt Money Market Fund in tax exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable PNC Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions.

          The Balanced Allocation, International Equity, Multi-Factor Small Cap Core, Multi-Factor Small Cap Growth, Bond, Government Mortgage, High Yield Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds utilize an active trading approach, which results in frequent purchases and sales of portfolio securities. Consequently, the portfolio turnover rates for these Funds may be high. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders.

CONFLICT OF INTEREST

          A Fund may purchase in the secondary market (i) certain mortgage pass-through securities packaged and/or master serviced by or PNC Bank ("PNC Bank") or Midland Loan Services, Inc. ("Midland") a wholly-owned subsidiary of PNC Bank, or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, Midland, PNC Bank or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Bank, Midland, or their affiliates. PNC Bank or its affiliates may make certain representations and warranties relating to the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is inaccurate, then the holders of the mortgage-backed securities could trigger an obligation of PNC Bank or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Bank or its affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

          Each Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").

          No Fund may:

          1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

               (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

               (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

               (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

               (d) personal credit and business credit businesses will be considered separate industries.

          2. Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

          3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

          4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

          5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

          6. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

               Each of the Equity Funds, the Fixed Income Funds and the Intermediate Tax Exempt Bond Fund may not:

          7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or, in the case of the International Equity Fund, securities issued or guaranteed by any foreign government, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

          With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

          Investment limitation No. 7 above does not apply to the Money Market Funds which are instead subject to the portfolio diversification requirements imposed by Rule 2a-7 under the 1940 Act.

          For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

          Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

          In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

          No Fund may:

     1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC) in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the PNC Funds group of investment companies.

     2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

     3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short), and (d) the S&P 500 Index Fund can otherwise engage in short sales that are covered in accordance with the guidelines of the SEC and its staff.

     4. Purchase securities of companies for the purpose of exercising control.

     5. Invest more than 15% (10% in the case of the Money Market Funds) of its net assets in illiquid securities.

     6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

          With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies. With respect to investment limitation No. 3(c) and (d), see "Short Sales" above.

          The Funds do not intend to acquire securities issued by the Adviser, Underwriter (as defined in "Additional Purchase and Redemption Information" below) or their affiliates.

                                 NET ASSET VALUE

VALUATION OF THE MONEY MARKET FUNDS

          PNC Funds uses the amortized cost method to value shares of the Money Market Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined in accordance with procedures adopted by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price each respective Fund would receive if it sold the security. The value of the portfolio securities held by each respective Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

          Each Money Market Fund invests only in high quality short-term instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable NAV per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 calendar days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. PNC Funds' Board of Trustees has established procedures pursuant to rules promulgated by the SEC, that are intended to help stabilize the NAV per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the NAV per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, redeeming shares in kind, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing a NAV per share determined by using available market quotations.

VALUATION OF DEBT SECURITIES

          Assets of the Funds (other than the Money Market Funds) invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). The Funds, under supervision of the Board of Trustees, reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. See "Net Asset Value - Other" below. Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

          In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the bid price.

VALUATION OF FOREIGN SECURITIES

          Portfolio securities which are primarily traded on foreign securities exchanges are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Such securities are generally valued at the preceding closing values of such securities on their respective exchanges.

          A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rate on the day of valuation.

          Certain foreign securities may be traded on foreign exchanges or over-the-counter markets on days on which a Fund's NAV is not calculated. In such cases, the NAV of a Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF SHARES OF OTHER MUTUAL FUNDS

          Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

OTHER

          Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The Service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

          An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The sale of the Funds' shares is facilitated by Professional Funds Distributor, LLC (the "Underwriter"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of PNC Funds. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to PNC Funds at PNC Funds, c/o PNC Global Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, Trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

          PNC Funds may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          Payment for shares of a Fund may, in the discretion of PNC Funds, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

          PNC Funds normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

          The applicable Prospectuses describe the risks to the Funds of excessive trading in Fund shares (sometimes referred to as market timing) and each Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade in foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders. The Funds do not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.

          As described in the applicable Prospectuses, Class I Shares of the Funds are sold to financial institutions investing for their own or their customers' accounts, directly to corporate investors and, employees, directors, officers and retirees of PNC Funds, PNC or any of its affiliates, the Funds' Co-Administrator, Underwriter, or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. There is no subsequent minimum investment. Class A Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund's NAV plus a front-end load or sales charge as described in the Prospectuses for Class A and Class C Shares. Class C Shares of the Money Market Fund are available to the holders of Class C Shares of another Fund who wish to exchange their Class C Shares of another Fund for Class C Shares of the Money Market Fund. Class C Shares of the Money Market Fund may also be purchased through the Systematic Exchange Program as described in the applicable Prospectus. Class C Shares of the Money Market Fund are also available for purchase by retirement plans. Class C Shares of the non-money market funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A and Class C Shares. Class T Shares of the Money Market Funds are sold to financial intermediaries.

          PNC Funds has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

          The Adviser or its affiliates will pay finder's fees to dealers on new investments in Class A Shares as follows:

          EQUITY FUNDS (OTHER THAN THE S&P 500 INDEX FUND AND SMALL CAP FUNDS):
          1.00% on amounts between $1 million and $5 million; plus
          0.50% on amounts between $5 million and $10 million; plus
          0.25% on amounts over $10 million

          SMALL CAP FUNDS:
          1.00% on assets up to $500 million; plus
          0.95% on assets between $500 million and $1 billion; plus 0.90% on assets over $1 billion

          FIXED INCOME FUNDS(OTHER THAN THE LIMITED MATURITY BOND AND ULTRA SHORT BOND FUNDS), THE TAX EXEMPT BOND FUNDS AND S&P 500 INDEX FUND:
          0.50% on amounts between $1 million and $5 million; plus
          0.25% on amounts over $5 million

          LIMITED MATURITY BOND FUND
          0.25% on amounts over $1 million

          ULTRA SHORT BOND FUND
          No finder's fee will be paid on new investments in Class A Shares

          From time to time, shares may be offered as an award in promotions sponsored by the Underwriter or other parties. The Underwriter or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the applicable Prospectuses, the Underwriter may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

          For the last three fiscal years, sales loads paid by shareholders of Class A Shares were as follows:

FUND                                                   2009      2008          2007
----                                                 -------   --------      --------
Balanced Allocation Fund .........................   $16,987   $113,997      $ 94,993
International Equity Fund ........................   $12,527   $ 77,108      $110,042
Large Cap Core Equity Fund .......................   $ 1,699   $  3,384      $  9,368
Large Cap Growth Fund ............................   $ 8,478   $ 43,639      $ 55,529
Large Cap Value Fund .............................   $19,503   $121,471      $231,062
Mid Cap Value Fund ...............................   $34,513   $193,817      $263,115
Multi-Factor Small Cap Core ......................   $ 1,103   $  2,025      $ 16,295
Multi-Factor Small Cap Growth ....................   $    91   $    538      $    604
Multi-Factor Small Cap Value Fund ................   $ 3,737   $ 37,496      $143,943
S&P 500 Index Fund ...............................   $ 2,357   $  6,368      $  4,532
Small Cap Core Fund ..............................   $ 1,670   $  7,229      $  6,314
Bond Fund ........................................   $ 5,317   $  7,614      $  6,369
Government Mortgage Fund .........................   $46,227   $  5,966      $ 23,092
High Yield Bond Fund .............................   $     0   $      0(1)          *
Intermediate Bond Fund ...........................   $28,569   $ 10,345      $  5,863
Limited Maturity Bond Fund .......................   $ 6,364   $    988      $    550
Total Return Advantage Fund ......................   $ 8,083   $ 83,221      $154,596
Ultra Short Bond Fund ............................   $ 8,548   $      6      $      0
Intermediate Tax Exempt Bond Fund ................   $   160   $  3,618      $  6,711
Michigan Intermediate Municipal Bond Fund ........   $ 6,866   $  4,243      $ 13,786
Ohio Intermediate Tax Exempt Bond Fund ...........   $17,917   $ 12,080      $ 19,108
Pennsylvania Intermediate Municipal Bond Fund ....   $ 9,891   $  4,061      $  5,724

*    Not in operation during the period.

(1)  For the period April 29, 2008 (commencement of operations) to May 31, 2008.

     For the last three fiscal years, contingent deferred sales charges paid by Class C shareholders on redemptions of Class C Shares were as follows:

FUND                                                 2009     2008     2007
----                                                ------   ------   ------
Balanced Allocation Fund............................$  363   $  412   $  233
International Equity Fund...........................$  147   $  446   $  365
Large Cap Core Equity Fund..........................$    6   $   58   $   66
Large Cap Growth Fund...............................$    2   $  153   $1,584
Large Cap Value Fund................................$   14   $  302   $  492
Mid Cap Value Fund..................................$5,835   $7,849   $  791
Multi-Factor Small Cap Core Fund....................$    0   $    0   $    0
Multi-Factor Small Cap Growth Fund..................$    0   $    0   $    0
Multi-Factor Small Cap Value Fund...................$  298   $2,299   $7,228
S&P 500 Index Fund..................................$  341   $  727   $  391
Small Cap Core Fund.................................$   29   $  104   $  495
Bond Fund...........................................$    0   $    0   $    2
Government Mortgage Fund............................$   33   $  581   $2,488
Intermediate Bond Fund..............................$  153   $  861   $  473
Limited Maturity Bond Fund..........................$  502   $    0   $   21
Total Return Advantage Fund.........................$    0   $    0   $  820
Intermediate Tax Exempt Bond Fund...................$    0   $   60   $    0
Michigan Intermediate Municipal Bond Fund...........$    1   $    0   $  972
Ohio Intermediate Tax Exempt Bond Fund..............$  160   $    0   $    0
Pennsylvania Intermediate Municipal Bond Fund.......$3,343   $    0   $    0
Money Market Fund...................................$  356   $   39   $  105

          Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, PNC Funds may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Barclays Capital U.S. Intermediate Government Bond Index.

OFFERING PRICE PER CLASS A SHARE OF THE FUND

          An illustration of the computation of the offering price per Class A Share of the Funds, based on the value of each Fund's net assets and number of outstanding shares on May 31, 2009 is shown below.

                                             BALANCED
                                        ALLOCATION FUND
                                        ---------------
Net Assets of A Shares                      $13,863,216
Outstanding A Shares                          1,678,424
Net Asset Value Per Share                         $8.26
Sales Charge, 4.75% of Offering Price             $0.41
Offering Price to Public                          $8.67


                                                       INTERNATIONAL                           LARGE CAP CORE
                                                        EQUITY FUND                              EQUITY FUND
                                        --------------------------------------   ------------------------------------
Net Assets of A Shares                               $10,173,858                            $ 3,342,537
Outstanding A Shares                                     936,404                                464,779
Net Asset Value Per Share                            $     10.86                            $      7.19
Sales Charge, 5.50% of Offering Price                $      0.63                            $      0.42
Offering Price to Public                             $     11.49                            $      7.61

                                                                                               LARGE CAP
                                                  LARGE CAP GROWTH FUND                       VALUE FUND
                                        --------------------------------------   ------------------------------------
Net Assets of A Shares                               $14,664,290                             $30,435,432
Outstanding A Shares                                   1,292,398                               2,850,839
Net Asset Value Per Share                            $     11.35                             $     10.68
Sales Charge, 5.50% of Offering Price                $      0.66                             $      0.62
Offering Price to Public                             $     12.01                             $     11.30

                                                                                             MULTI-FACTOR
                                                  MID CAP VALUE FUND                      SMALL CAP CORE FUND
                                        --------------------------------------   ------------------------------------
Net Assets of A Shares                               $46,523,747                             $   235,261
Outstanding A Shares                                   5,416,406                                  33,599
Net Asset Value Per Share                            $      8.59                             $      7.00
Sales Charge, 5.50% of Offering Price                $      0.50                             $      0.41
Offering Price to Public                             $      9.09                             $      7.41

                                                     MULTI-FACTOR                            MULTI-FACTOR
                                                 SMALL CAP GROWTH FUND                   SMALL CAP VALUE FUND
                                        --------------------------------------   ------------------------------------
Net Assets of A Shares                               $    37,632                             $18,640,571
Outstanding A Shares                                       5,264                               2,367,792
Net Asset Value Per Share                            $      7.15                             $      7.87
Sales Charge, 5.50% of Offering Price                $      0.42                             $      0.46
Offering Price to Public                             $      7.57                             $      8.33

                                                   SMALL CAP CORE FUND
                                        --------------------------------------
Net Assets of A Shares                               $ 1,509,848
Outstanding A Shares                                     202,982
Net Asset Value Per Share                            $      7.44
Sales Charge, 5.50% of Offering Price                $      0.43
Offering Price to Public                             $      7.87

                                                   S&P 500 INDEX FUND
                                        --------------------------------------
Net Assets of A Shares                               $17,534,879
Outstanding A Shares                                   2,411,938
Net Asset Value Per Share                            $      7.27
Sales Charge, 2.50% of Offering Price                $      0.19
Offering Price to Public                             $      7.46

                                                                                              GOVERNMENT
                                                       BOND FUND                             MORTGAGE FUND
                                        --------------------------------------   ------------------------------------
Net Assets of A Shares                               $ 5,525,761                             $16,589,561
Outstanding A Shares                                     562,729                               1,744,249
Net Asset Value Per Share                            $      9.82                             $      9.51
Sales Charge, 4.50% of Offering Price                $      0.46                             $      0.45
Offering Price to Public                             $     10.28                             $      9.96

                                                                  TOTAL RETURN
                                        INTERMEDIATE BOND FUND   ADVANTAGE FUND
                                        ----------------------   --------------
Net Assets of A Shares                       $10,018,317           $10,179,385
Outstanding A Shares                             921,669             1,055,705
Net Asset Value Per Share                    $     10.87           $      9.64
Sales Charge, 4.50% of Offering Price        $      0.51           $      0.45
Offering Price to Public                     $     11.38           $     10.09

                                        HIGH YIELD BOND FUND
                                        --------------------
Net Assets of A Shares                      $180,155
Outstanding A Shares                          22,601
Net Asset Value Per Share                   $   7.97
Sales Charge, 4.50% of Offering Price       $   0.38
Offering Price to Public                    $   8.35

                                        LIMITED MATURITY
                                           BOND FUND
                                        ----------------
Net Assets of A Shares                     $6,842,018
Outstanding A Shares                          674,778
Net Asset Value Per Share                  $    10.14
Sales Charge, 2.00% of Offering Price      $     0.21
Offering Price to Public                   $    10.35

                                        ULTRA SHORT BOND FUND
                                        ---------------------
Net Assets of A Shares                       $11,845,740
Outstanding A Shares                           1,175,061
Net Asset Value Per Share                    $     10.08
Sales Charge, 1.00% of Offering Price        $      0.10
Offering Price to Public                     $     10.18

                                           INTERMEDIATE        MICHIGAN INTERMEDIATE MUNICIPAL BOND
                                        TAX EXEMPT BOND FUND                  FUND
                                        --------------------   ------------------------------------
Net Assets of A shares                       $ 5,228,647                   $10,808,147
Outstanding A shares                             528,419                     1,085,352
Net Asset Value Per Share                    $      9.89                   $      9.96
Sales Charge, 3.00% of Offering Price        $      0.31                   $      0.31
Offering Price to Public                     $     10.20                   $     10.27

                                           OHIO INTERMEDIATE   PENNSYLVANIA INTERMEDIATE MUNICIPAL
                                        TAX EXEMPT BOND FUND               BOND FUND
                                        --------------------   -----------------------------------
Net Assets of A Shares                       $12,439,400                   $ 2,737,734
Outstanding A Shares                           1,106,175                       260,203
Net Asset Value Per Share                    $     11.25                   $     10.52
Sales Charge, 3.00% of Offering Price        $      0.35                   $      0.33
Offering Price to Public                     $     11.60                   $     10.85

EXCHANGE PRIVILEGE

          Investors may exchange all or part of their Class A Shares, Class C Shares or Class T Shares as described in the applicable Prospectuses. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

          By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares, Class C Shares or Class T Shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

          PNC Funds is a Delaware statutory trust. PNC Funds' Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of PNC Funds into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Any such classification or reclassification will comply with the provisions of the 1940 Act. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Balanced Allocation Fund
   Class AA                                     Class I Shares
   Class AA - Special Series 1                  Class A Shares
   Class AA - Special Series 3                  Class C Shares

International Equity Fund
   Class U                                      Class I Shares
   Class U - Special Series 1                   Class A Shares
   Class U - Special Series 3                   Class C Shares

Large Cap Core Equity Fund
   Class W                                      Class I Shares
   Class W - Special Series 1                   Class A Shares
   Class W - Special Series 3                   Class C Shares

Large Cap Growth Fund
   Class H                                      Class I Shares
   Class H - Special Series 1                   Class A Shares
   Class H - Special Series 3                   Class C Shares

Large Cap Value Fund
   Class M                                      Class I Shares
   Class M - Special Series 1                   Class A Shares
   Class M - Special Series 3                   Class C Shares

Mid Cap Value Fund
   Class PP                                     Class I Shares
   Class PP - Special Series 1                  Class A Shares
   Class PP - Special Series 3                  Class C Shares

Multi-Factor Small Cap Core Fund
   Class GGG                                    Class I Shares
   Class GGG - Special Series 1                 Class A Shares
   Class GGG - Special Series 3                 Class C Shares

Multi-Factor Small Cap Growth Fund
   Class HHH                                    Class I Shares
   Class HHH - Special Series 1                 Class A Shares
   Class HHH - Special Series 2                 Class C Shares

Multi-Factor Small Cap Value Fund
   Class N                                      Class I Shares
   Class N - Special Series 1                   Class A Shares
   Class N - Special Series 3                   Class C Shares

S&P 500 Index Fund
   Class V                                      Class I Shares
   Class V - Special Series 1                   Class A Shares
   Class V - Special Series 3                   Class C Shares

Small Cap Core Fund
   Class EEE                                    Class I Shares
   Class EEE - Special Series 1                 Class A Shares
   Class EEE - Special Series 3                 Class C Shares

Bond Fund
   Class R                                      Class I Shares
   Class R - Special Series 1                   Class A Shares
   Class R - Special Series 3                   Class C Shares

Government Mortgage Fund
   Class DD                                     Class I Shares
   Class DD - Special Series 1                  Class A Shares
   Class DD - Special Series 3                  Class C Shares

High Yield Bond Fund
   Class QQ                                     Class I Shares
   Class QQ - Special Series 1                  Class A Shares

Intermediate Bond Fund
   Class I                                      Class I Shares
   Class I - Special Series 1                   Class A Shares
   Class I - Special Series 3                   Class C Shares

Limited Maturity Bond Fund
   Class O                                      Class I Shares
   Class O - Special Series 1                   Class A Shares
   Class O - Special Series 3                   Class C Shares

Total Return Advantage Fund
   Class P                                      Class I Shares
   Class P - Special Series 1                   Class A Shares
   Class P - Special Series 3                   Class C Shares

Ultra Short Bond Fund
   Class SS                                     Class I Shares
   Class SS - Special Series 1                  Class A Shares
   Class SS - Special Series 3                  Class C Shares

Intermediate Tax Exempt Bond Fund
   Class L                                      Class I Shares
   Class L - Special Series 1                   Class A Shares
   Class L - Special Series 3                   Class C Shares

Michigan Intermediate Municipal Bond Fund
   Class HH                                     Class I Shares
   Class HH - Special Series 1                  Class A Shares
   Class HH - Special Series 3                  Class C Shares

Ohio Intermediate Tax Exempt Bond Fund
   Class K                                      Class I Shares
   Class K - Special Series 1                   Class A Shares
   Class K - Special Series 3                   Class C Shares

Pennsylvania Intermediate Municipal Bond Fund
   Class T                                      Class I Shares
   Class T - Special Series 1                   Class A Shares
   Class T - Special Series 3                   Class C Shares

Government Money Market Fund
   Class B                                      Class I Shares
   Class B - Special Series 1                   Class A Shares

Money Market Fund
   Class A                                      Class I Shares
   Class A - Special Series 1                   Class A Shares
   Class A - Special Series 3                   Class C Shares

Ohio Municipal Money Market Fund
   Class BB                                     Class I Shares
   Class BB - Special Series 1                  Class A Shares
   Class BB - Special Series 6                  Class T Shares

Pennsylvania Tax Exempt Money Market Fund
   Class Q                                      Class I Shares
   Class Q - Special Series 1                   Class A Shares
   Class Q - Special Series 6                   Class T Shares

Tax Exempt Money Market Fund
   Class D                                      Class I Shares
   Class D- Special Series 1                    Class A Shares
   Class D - Special Series 6                   Class T Shares

Treasury Money Market Fund
   Class C                                      Class I Shares
   Class C - Special Series 1                   Class A Shares

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in their discretion. When issued for payment as described in the Prospectuses, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of PNC Funds or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of PNC Funds not belonging to any particular Fund which are available for distribution.

          Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as PNC Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of PNC Funds voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares.

          Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances: (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of PNC Funds, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of PNC Funds at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting the Funds of PNC Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

          The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretation, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

GENERAL - FEDERAL

          Each Fund of PNC Funds is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

          First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

          Second, generally, at the close of each quarter of the taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

          Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax exempt income, if any, for the year.

          Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS

          The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

          In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX EXEMPT BOND FUNDS AND THE OHIO MUNICIPAL MONEY MARKET, PENNSYLVANIA TAX EXEMPT MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS

          As described above and in the Prospectuses, the Tax Exempt Bond Funds and the Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are designed to provide investors with tax exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal. Tax exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

          In order for a Fund to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

          In purchasing tax exempt obligations, the Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

          Corporate taxpayers will be required to take into account all exempt-interest dividends from the Funds in determining certain adjustments for alternative minimum tax purposes.

          The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

ADDITIONAL TAX INFORMATION CONCERNING THE MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

          Distributions received from the Michigan Intermediate Municipal Bond Fund that qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code are exempt from Michigan individual income tax and Michigan business tax to the extent they are derived from interest on tax exempt obligations of the State of Michigan or its political subdivisions, agencies and instrumentalities. The exemption from Michigan individual income tax and Michigan business tax also will extend to interest on obligations of the United States, its territories and certain of its agencies and instrumentalities. For Michigan individual income tax and Michigan business tax purposes, Fund distributions attributable to any other source than those described above, including long or short term capital gains, will be fully taxable. Certain Fund distributions may be subject to the uniform city income tax imposed by certain Michigan cities, but to the extent they are not subject to Michigan personal income tax they are generally not subject to those city income taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE OHIO INTERMEDIATE TAX EXEMPT BOND AND OHIO MUNICIPAL MONEY MARKET FUNDS

          The Ohio Intermediate Tax Exempt Bond and Ohio Municipal Money Market Funds are not subject to the Ohio personal income tax or school district, joint economic development district or municipal income taxes in Ohio. The Funds are not subject to the Ohio corporation franchise tax, the Ohio commercial activity tax or the Ohio dealer in intangibles tax, provided that, if there is a sufficient nexus between the State of Ohio and such entity that would enable the State to tax such entity, the Funds timely file the annual report required by
Section 5733.09 of the Ohio Revised Code. The Ohio Tax Commissioner has waived the annual filing requirement for every tax year since 1990, the first year to which such requirement applied.

          Shareholders of the Funds otherwise subject to Ohio personal income tax, Ohio commercial activity tax or municipal, joint economic development district or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Funds ("Distributions") to the extent that such Distributions are properly attributable to interest on or gain from the sale of Ohio Municipal Securities.

          Shareholders otherwise subject to the Ohio corporation franchise tax will not be required to include Distributions in their tax base for purposes of calculating the Ohio corporation franchise tax on the net income basis to the extent that such Distributions either (a) are properly attributable to interest on or gain from the sale of Ohio Municipal Securities, (b) represent "exempt-interest dividends" for federal income tax purposes, or (c) are described in both (a) and (b). Shares of the Fund will be included in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

          Distributions that consist of interest on Federal Securities, including obligations issued by the governments of Puerto Rico, the Virgin Islands or Guam and their authorities or municipalities ("Territorial Obligations"), are exempt from the Ohio personal income tax, the Ohio commercial activity tax and municipal, joint economic development district and school district income taxes in Ohio, and, provided, in the case of Territorial Obligations, such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

          It is assumed for purposes of this discussion of Ohio taxes that each Fund will continue to qualify as a regulated investment company under the Code, and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Municipal Securities or similar obligations of other states or their subdivisions.

ADDITIONAL TAX INFORMATION CONCERNING THE PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND AND PENNSYLVANIA TAX EXEMPT MONEY MARKET FUNDS

          Shareholders of the Pennsylvania Intermediate Municipal Bond Fund and the Pennsylvania Tax Exempt Money Market Fund will not be subject to Pennsylvania Personal Income Tax on distributions from the Fund attributable to interest income from Pennsylvania Municipal Securities held by the Fund. The exemption from Pennsylvania Personal Income Tax also will extend to interest Federal Securities. In addition, shareholders of the Fund who are Philadelphia residents will not be subject to the Philadelphia School District Net Income Tax on distributions from the Fund attributable to interest income from Pennsylvania.

          Distributions derived from investments other than Pennsylvania Municipal Securities and Federal Securities and distributions from net realized capital gains will be subject to the Pennsylvania Personal Income Tax and the Philadelphia School District Tax, except that distributions attributable to capital gains on investments held by the Fund for more than six months are not subject to the Philadelphia School District Tax. Gain on the disposition of a share of the Pennsylvania Intermediate Municipal Bond Fund will be subject to Pennsylvania Personal Income Tax and the School District Tax, except that gain realized with respect to a share held for more than six months is not subject to the School District Tax.

                                    * * * * *

                              TRUSTEES AND OFFICERS

          The business and affairs of PNC Funds are managed under the direction of PNC Funds' Board of Trustees in accordance with Delaware law and PNC Funds' Agreement and Declaration of Trust. Information pertaining to the Trustees and officers of PNC Funds is set forth below. Trustees who are not deemed to be "interested persons" of PNC Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of PNC Funds are referred to as "Interested Trustees."

                                                                                     Number of
                                                                                     Portfolios
                                             Length of                                in Fund
                           Position(s)      Time Served          Principal           Complex(3)
  Name, Address(1),         Held with           in             Occupation(s)        Overseen by      Other Directorships
Date of Birth and Age       PNC Funds       Position(2)     During Past 5 Years       Trustee         Held by Trustee(4)
----------------------   ---------------   -------------   ----------------------   -----------   -------------------------
INDEPENDENT TRUSTEES

John R. Murphy           Co-Chairman of        Since       Vice-Chairman,                36       Director, Omnicom Group,
Date of Birth: 1/7/34    the Board and     February 2010   National Geographic                    Inc. (media and
Age: 76                  Trustee                           Society, March 1998 to                 marketing); Director,
                                                           present.                               Sirsi Dynix (technology).

Robert D. Neary          Co-Chairman of        Since       Retired; Co-Chairman          36       Director, Commercial
Date of Birth:           the Board and     February 1996   of Ernst & Young LLP                   Metals Company;
9/30/33                  Trustee                           (an accounting firm),                  Co-Chairman
Age: 76                                                    1984 - 1993.

Dorothy A. Berry         Trustee            Since April    President, Talon              36       Chairman and Director,
Date of Birth:                                 2006        Industries, Inc.                       Professionally Managed
9/12/43                                                    (administrative,                       Portfolios
Age: 66                                                    management and
                                                           business consulting),
                                                           since 1986.

Kelley J.                Trustee and          Trustee      Retired; Partner,             36       None
Brennan                  Chairman of the    since April    PricewaterhouseCoopers
Date of Birth:           Audit Committee       2006;       LLP (an accounting
7/7/42                                      Chairman of    firm), 1981 - 2002.
Age: 67                                      the Audit
                                             Committee
                                           since August
                                               2007

Richard W. Furst         Trustee               Since       Dean Emeritus and             36       Director, Central Bank &
Date of Birth:                               June 1990     Garvice D. Kincaid                     Trust Co.; Director,
9/13/38                                                    Professor of Finance                   Central Bancshares
Age: 71                                                    (Emeritus), since
                                                           2003, Garvice D.
                                                           Kincaid Professor of
                                                           Finance, 2000 - 2003,
                                                           Dean and Professor of
                                                           Finance, 1981 - 2003,
                                                           Gatton College of
                                                           Business and
                                                           Economics, University
                                                           of Kentucky.

Dale C. LaPorte          Trustee and          Trustee      Retired; Senior Vice          36       Director; Invacare
Date of Birth:           Chairman of the    since April    President and General                  Corporation
1/04/42                  Legal                 2005;       Counsel, Invacare
Age: 68                  Compliance         Chairman of    Corporation
                         Committee           the Legal     (manufacturer of
                                            Compliance     healthcare products),
                                             Committee     December 2005 - 2008;
                                             since May     Partner, 1974 - 2005
                                               2009        and Chairman of
                                                           Executive Committee,
                                                           2000 - 2004, of
                                                           Calfee, Halter &
                                                           Griswold LLP (law
                                                           firm).

                                                                                     Number of
                                                                                     Portfolios
                                             Length of                                in Fund
                           Position(s)      Time Served          Principal           Complex(3)
  Name, Address(1),         Held with           in             Occupation(s)        Overseen by      Other Directorships
Date of Birth and Age       PNC Funds       Position(2)     During Past 5 Years       Trustee         Held by Trustee(4)
----------------------   ---------------   -------------   ----------------------   -----------   -------------------------
L. White Matthews, III   Trustee               Since       Retired since 2001;           36       Matrixx Initiatives, Inc.
Date of Birth:                             February 2010   Chairman, Cerdian                      (pharmaceuticals);
10/5/45                                                    Corporation, 2006 to                   Imation Corp. (data
Age: 64                                                    present.                               storage products);
                                                                                                  Director and Chairman of
                                                                                                  the Board of Constar
                                                                                                  International Inc.

Edward D. Miller, Jr.    Trustee               Since       Dean and Chief                36       None.
Date of Birth: 2/1/43                      February 2010   Executive Officer,
Age: 67                                                    Johns Hopkins
                                                           Medicine, January 1997
                                                           to present.

OFFICERS

Kathleen T. Barr(5)      Senior Vice           Since       Senior Vice President,        N/A                 N/A
200 Public Square,       President,          February      National City Bank,
5th Floor                Chief                 2003        June 1999 - September
Cleveland, OH 44114      Administrative                    2009; Managing
Date of Birth: 5/2/55    Officer and                       Director, PNC Capital
Age: 54                  Chief                             Advisors, LLC
                         Compliance                        (formerly Allegiant
                         Officer                           Asset Management
                                                           Company), since May
                                                           1996.

John F. Durkott(6)       President and         Since       President and Chief           N/A                  N/A
Date of Birth:           Chief Executive     November      Executive Officer,
7/11/44                  Officer               1993        Kittle's Home
Age: 65                                                    Furnishings Center,
                                                           Inc. ("Kittles"),
                                                           since January 2002;
                                                           Partner, Kittle's
                                                           Bloomington Properties
                                                           LLC, 1981 - 2003; KK&D
                                                           LLC,  1989 - 2003;
                                                           KK&D II LLC, 1998 -
                                                           2003 (affiliated real
                                                           estate companies of
                                                           Kittle's).

Audrey C. Talley(7)      Secretary             Since       Partner, Drinker              N/A                 N/A
One Logan Square                           February 2005   Biddle & Reath LLP,
18th and Cherry                                            (law firm).
Streets
Philadelphia, PA
19103-6996
Date of Birth:
11/20/53
Age: 56

                                                                                     Number of
                                                                                     Portfolios
                                             Length of                                in Fund
                           Position(s)      Time Served          Principal           Complex(3)
  Name, Address(1),         Held with           in             Occupation(s)        Overseen by      Other Directorships
Date of Birth and Age       PNC Funds       Position(2)     During Past 5 Years       Trustee         Held by Trustee(4)
----------------------   ---------------   -------------   ----------------------   -----------   -------------------------
John Kernan(7)           Treasurer           Treasurer     Senior Vice President,        N/A                 N/A
200 Public Square,       (formerly             since       National City Bank,
5th Floor                Assistant           May 2008;     June 2004 - September
Cleveland, OH  44114     Treasurer)          Assistant     2009, Managing
Date of Birth: 9/17/65                       Treasurer     Director, PNC Capital
Age: 44                                       from         Advisors, LLC
                                             February      (formerly Allegiant
                                            2005 to May    Asset Management
                                               2008        Company), since July
                                                           2004; Senior Director
                                                           of Fund
                                                           Administration, State
                                                           Street Bank and Trust
                                                           Company, 1998 - 2004.

Patrick Glazar(7)        Assistant           Assistant     Vice President and            N/A                 N/A
103 Bellevue Parkway     Treasurer           Treasurer     Senior Director,
Wilmington, DE 19809     (formerly             since       Accounting and
Date of Birth:           Treasurer)          May 2008;     Administration, PNC
7/8/67                                       Treasurer     Global Investment
Age: 42                                        from        Servicing (formerly
                                             February      PFPC Inc.), since
                                            2006 to May    September 2002.
                                               2008

David C. Lebisky(7)      Assistant             Since       Vice President and            N/A                 N/A
760 Moore Road           Secretary         February 2007   Senior Director,
King of Prussia, PA                                        Regulatory
19406                                                      Administration, PNC
Date of Birth:                                             Global Investment
5/19/72                                                    Servicing (formerly
Age: 37                                                    PFPC Inc.), since
                                                           January 2007; Vice
                                                           President and
                                                           Director, PFPC Inc.,
                                                           2002 - 2007.

(1) Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, 200 Public Square, 5th Floor, Cleveland, OH 44114,
     Attention: John Kernan.

(2) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(3) The "Fund Complex" is comprised of eleven registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. In addition to PNC Funds, each Trustee serves as a Trustee of PNC Advantage Funds and a Director of the PNC Alternative Investment Fund complex. Messrs. Murphy and Neary serve as Co-Chairmen of PNC Advantage Funds and the PNC Alternative Investment Fund complex.

(5) Ms. Barr also serves as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of PNC Advantage Funds. She previously served as Chief Legal Officer from January 5, 2009 until May 14, 2009 and Assistant Treasurer and Chief Compliance Officer of PNC Funds and PNC Advantage Funds from August 2002 until February 2003.

(6) Mr. Durkott also serves as President and Chief Executive Officer of PNC Advantage Funds.

(7) Ms. Talley, Mr. Glazar, Mr. Kernan and Mr. Lebisky also serve as Officers of PNC Advantage Funds in their same capacities.

     Ms. Talley is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to PNC Funds.

BOARD COMMITTEES

          The Board of Trustees has established three committees, the Audit Committee, the Nominating Committee and the Legal Compliance Committee.

          The Audit Committee consists of all Trustees who are not "interested persons" of PNC Funds as defined in the 1940 Act. The Audit Committee generally oversees PNC Funds' accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of the PNC Funds' Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of PNC Funds' internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of PNC Funds' financial statements. The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year.

          The Nominating Committee includes all Trustees who are not "interested persons" of PNC Funds as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of PNC Funds to fill any vacancies on the Board. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee's procedures provide that PNC Funds' security holders can submit nominees for consideration for Board vacancies by sending the nomination to PNC Funds' Secretary, who will submit all nominations to the Committee.

          The Legal Compliance Committee includes all Trustees who are not "interested persons" of PNC Funds as defined in the 1940 Act. The Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Funds or Adviser. The Legal Compliance Committee was established on May 14, 2009 and did not meet during the last fiscal year.

TRUSTEE OWNERSHIP OF FUND SHARES

          The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the PNC Funds fund family in the aggregate as of December 31, 2008. Messrs. Matthews, Miller and Murphy became Trustees of PNC Funds effective February 8, 2010. Accordingly, no information is provided for them as of December 31, 2008.

INDEPENDENT TRUSTEES

                                                                                 AGGREGATE DOLLAR RANGE OF
                                                                                 EQUITY SECURITIES IN ALL
                                                    DOLLAR RANGE OF                PORTFOLIOS OF THE FUND
NAME OF TRUSTEE/FUND                        EQUITY SECURITIES IN THE FUNDS(1)   COMPLEX OVERSEEN BY TRUSTEE
--------------------                        ---------------------------------   ---------------------------
ROBERT D. NEARY                                                                          Over $100,000
   Ohio Intermediate Tax Exempt Bond Fund               Over $100,000
   Ohio Municipal Money Market Fund                     Over $100,000
DOROTHY A. BERRY                                                                    $50,001 - $100,000
   Government Mortgage Fund                        $50,001 - $100,000
KELLEY J. BRENNAN                                                                   $50,001 - $100,000
   Large Cap Growth Fund                                 $1 - $10,000
   International Equity Fund                             $1 - $10,000
   Mid Cap Value Fund                                    $1 - $10,000
   Small Cap Core Fund                                   $1 - $10,000
   Government Mortgage Fund                         $10,001 - $50,000
   Total Return Advantage Fund                      $10,001 - $50,000
   Money Market Fund                                     $1 - $10,000


                                                                                       AGGREGATE DOLLAR RANGE OF
                                                                                       EQUITY SECURITIES IN ALL
                                                          DOLLAR RANGE OF               PORTFOLIOS OF THE FUND
NAME OF TRUSTEE/FUND                              EQUITY SECURITIES IN THE FUNDS(1)   COMPLEX OVERSEEN BY TRUSTEE
--------------------                              ---------------------------------   ---------------------------
RICHARD W. FURST                                                                            Over $100,000
   Large Cap Core Equity Fund                           $10,001-$50,000
   Large Cap Value Fund                                 $10,001-$50,000
   Mid Cap Value Fund                                      $1 - $10,000
   S&P 500 Index Fund                                   $10,001-$50,000
   Multi-Factor Small Cap Focused Value Fund(2)         $10,001-$50,000
   Total Return Advantage Fund                         $50,001-$100,000
   Money Market Fund                                   $50,001-$100,000
DALE C. LAPORTE                                                                             Over $100,000
   International Equity Fund                          $10,001 - $50,000
   Large Cap Value Fund                               $10,001 - $50,000
   Multi-Factor Small Cap Value Fund                       $1 - $10,000
   Mid Cap Value Fund                                 $10,001 - $50,000
   Multi-Factor Small Cap Core Fund                        $1 - $10,000
   Multi-Factor Small Cap Focused Value Fund(2)       $10,001 - $50,000
   Multi-Factor Small Cap Growth Fund                 $10,001 - $50,000
   Treasury Money Market Fund                             Over $100,000
KATHLEEN CUPPER OBERT (2)                                                                 $10,001-$50,000
   Large Cap Core Equity Fund                                $1-$10,000
   Multi-Factor Small Cap Core Fund                     $10,001-$50,000
   Ohio Intermediate Tax Exempt Bond Fund               $10,001-$50,000


INTERESTED TRUSTEES

                                                                             AGGREGATE DOLLAR RANGE OF
                                                                             EQUITY SECURITIES IN ALL
                                                DOLLAR RANGE OF            PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND                   EQUITY SECURITIES IN THE FUNDS(1)        OVERSEEN BY TRUSTEE
--------------------                   ---------------------------------   ------------------------------
JOHN F. DURKOTT(2)                                                               $50,001-$100,000
   Intermediate Tax-Exempt Bond Fund            $50,001-$100,000
   Government Mortgage Fund                           $1-$10,000
GERALD L. GHERLEIN(2)                                                               Over $100,000
   Intermediate Bond Fund                      $10,001 - $50,000
   International Equity Fund                          $1-$10,000
   Large Cap Value Fund                        $10,001 - $50,000
   Mid Cap Value Fund                          $10,001 - $50,000
   S&P 500 Index Fund                           $50,001-$100,000
   Ultra Short Bond Fund                       $10,001 - $50,000


----------
(1) Includes the value of shares beneficially owned by each Trustee in each Fund as of December 31, 2008.

(2)  Resigned as a Trustee of PNC Funds effective February 8, 2010.

          As of September 8, 2009, except for the Ohio Intermediate Tax Exempt Bond Fund, the Trustees and officers of PNC Funds as a group owned beneficially less than 1% of each class of the outstanding shares of each of the Funds, and less than 1% of the outstanding shares, in the aggregate, of all of the Funds of PNC Funds. The following table shows the shares of the Ohio Intermediate Tax Exempt Bond Fund beneficially owned by the Trustees and officers of PNC Funds:

PNC Ohio Intermediate Tax Exempt Bond Fund

                                            Amount of Beneficial
Title of Class   Name of Beneficial Owner         Ownership        Percent of Ownership
--------------   ------------------------   --------------------   --------------------
I Shares         Robert D. Neary                 417,902.594               4.66%

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

     Ms. Obert serves as Chairman and Chief Executive Officer and owns approximately 20% of the outstanding shares of privately held Edward Howard & Co. ("EH&C"). EH&C undertakes occasional media training, employee communications, crisis planning, marketing, publicity and corporate communications consulting services for PNC Bank. From January 1, 2007 through December 31, 2007, EH&C earned approximately $4,000 in fees for these services. From January 1, 2008 through December 31, 2008, EH&C earned approximately $31,000 in fees for these services. EH&C expects to be engaged for similar projects by PNC Bank from time to time at comparable fee levels.

     Mr. LaPorte served as Senior Vice President of business development and General Counsel of Invacare Corporation ("Invacare") until his retirement as of January 1, 2009. Mr. LaPorte serves on the Board of Invacare. Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is PNC Bank, which is the parent company of the Adviser. PNC Bank's total obligation as part of the syndicate is limited to 19.375% of the total value of the line of credit, or US $77.5 million. The line of credit is used for working capital and general corporate purposes. A portion of the obligation as part of the syndicate is a result of the PNC Bank's acquisition of National City Bank ("NCB") on November 7, 2009. NCB's portion was limited to 15% of the total value of the line of credit, or US $60 million. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2006 to December 31, 2007, based on month end balances, was $25,657,000. The NCB portion of the balance outstanding as of December 31, 2007 was $4,280,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2006 through December 31, 2006, NCB earned approximately $221,133 in fees for these services, which represented approximately 0.0025% of NCB's revenues for the period. From January 1, 2007 through December 31, 2007, NCB earned approximately $57,609 in fees for these services, which represented approximately 0.0008% of NCB's revenues for the period.

     Prior to the acquisition of NCB, PNC Bank's obligation as part of the syndicate was limited to 4.375% of the total value of the line of credit, or US $17.5 million. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 to December 31, 2008, based on month end balances, was $12,306,487.82. The PNC Bank portion of the balance outstanding as of December 31, 2008 was $603,362.82. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages PNC Bank or affiliates for certain treasury management and capital markets services. From January 1, 2007 through December 31, 2007, PNC Bank or affiliates earned approximately $185,000 in fees for these services, which represented approximately 0.0008% of PNC Bank's revenues for the period. From January 1, 2008 through December 31, 2008, PNC Bank or affiliates earned approximately $236,000 in fees for these services, which represented approximately .0000328% of PNC Bank's revenues for the period.

     Mr. Murphy serves as a director of Omnicom Group, Inc. ("Omnicom"). PNC Bank is one of thirty-three banks that together provide a $2.5 billion credit facility to affiliates of Omincom. PNC Bank is responsible for $50 million under the credit facility, which will expire on June 23, 2011. Omnicom uses the credit facility, together with uncommitted lines of credit and certain commercial paper programs, to manage its short-term cash requirements and to provide back-up liquidity on its outstanding notes and commercial paper. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 through December 31, 2008, based on month-end balances, was $18 million. As of December 31, 2008, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $18 million. Interest is charged quarterly in arrears at an adjustable rate of LIBOR plus an additional margin. A utilization fee is charged if the usage exceeds 50% of the total line. An annual facility fee also is charged. The interest rate, utilization fee and annual facility fee are adjustable quarterly based on the rating established by S&P and Moody's of Omnicom's senior unsecured public debt. As of June 30, 2009, the total interest charged was LIBOR plus 17 basis points.

BOARD COMPENSATION

          Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. Prior to January 1, 2008, each Trustee received an annual fee of $40,000 plus $4,000 for each combined Board meeting attended in person. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities.

          The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by PNC Funds in the shares of one or more portfolios of PNC Funds and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate PNC Funds to retain any Trustee or pay any particular level of compensation.

          The table below summarizes the compensation for each of the Trustees of PNC Funds for the fiscal year ended May 31, 2009. Messrs. Matthews, Miller and Murphy became Trustees of PNC Funds effective February 8, 2010. Accordingly, no information is provided for them as of May 31, 2009:

                                                                  Pension or         Estimated
                                             Aggregate       Retirement Benefits       Annual        Total Compensation
Name of                                     Compensation      Accrued as Part of   Benefits Upon         from PNC
Person, Position                           from PNC Funds     PNC Funds' Expense     Retirement    Funds and Fund Complex
----------------                           --------------    -------------------   -------------   ----------------------
INDEPENDENT TRUSTEES

Robert D. Neary,
Chairman and Trustee*                         $109,492               $0                 $0               $113,000

Dorothy A. Berry, Trustee*                     $77,514               $0                 $0                $80,000

Kelley J. Brennan, Chairman of the Audit
Committee and Trustee*                         $94,952               $0                 $0                $98,000

Richard W. Furst, Trustee*                     $76,544               $0                 $0                $79,000

Dale C. LaPorte, Trustee*                      $76,459(1)            $0                 $0                $79,000

Kathleen Cupper Obert, Trustee(2)              $76,544               $0                 $0                $79,000

INTERESTED TRUSTEES

John G. Abunassar, President, CEO and
Trustee(3)                                          $0               $0                 $0                    $0

John F. Durkott, Trustee(2)                    $76,544               $0                 $0                $79,000

Gerald L. Gherlein, Trustee(2)                 $76,544               $0                 $0                $79,000

(1) Dale C. LaPorte's aggregate compensation includes Deferred Compensation in the amount of $41,600 accrued during PNC Funds' fiscal year ended May 31, 2009

(2)  Resigned as a Trustee of PNC Funds effective February 8, 2010..

(3) Mr. Abunassar resigned as Trustee of PNC Funds effective August 13, 2009 and as President and CEO on September 18, 2009.

* Each Trustee also serves as a Trustee of PNC Advantage Funds. Effective February 8, 2010, each Trustee also began serving as a Director of the PNC Alternative Investment Fund complex.

CODE OF ETHICS

          PNC Funds, the Adviser and the Sub-Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

          Consistent with the Delaware Statutory Trust Act, PNC Funds' Agreement and Declaration of Trust provides that shareholders of the Funds will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Funds or the acts, obligations or affairs of the Funds. Shareholders of the Funds will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law. The Agreement and Declaration of Trust provide that no Trustee or officer of PNC Funds shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Funds or their shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee's or officer's own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee's or officer's duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds. If any shareholder, Trustee or officer of PNC Funds is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception (in the case of Trustees and officers), such shareholder, Trustee or officer shall not, on account thereof, be held to any personal liability.

                ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS

          The Adviser serves as investment adviser to the Funds pursuant to the New Investment Advisory Agreement dated January 4, 2010. The Adviser is an indirect wholly owned subsidiary of PNC Bank which, in turn, is wholly owned by PNC, a bank holding company and financial holding company with headquarters in Pittsburgh, Pennsylvania. As of December 31, 2009, the Adviser managed approximately $34.1 billion in assets. Prior to September 30, 2009, Allegiant Asset Management served as investment adviser to the Funds pursuant to the Prior Investment Advisory Agreement. The Adviser is located at Two Hopkins Plaza, Baltimore, Maryland 21201.

          The Adviser entered into Sub-Advisory Agreements with Polaris and GEAM, dated January 4, 2010, on behalf of the PNC International Equity Fund. Polaris is a registered investment adviser with the SEC with over $2.9 billion in assets under management as of December 31, 2009. Polaris's principal offices are at 125 Summer St., Suite 1470, Boston, Massachusetts. GEAM is a registered investment adviser with the SEC with over $117.8 billion in assets under management as of December 31, 2009. GEAM's principal office is located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904. GEAM is a wholly-owned subsidiary of General Electric Company ("GE"). GE's principal office is located at 3135 Easton Turnpike, Fairfield, Connecticut 06828.

          For services performed under the Advisory Agreement, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, Allegiant Asset Management/the Adviser may voluntarily waive fees or reimburse PNC Funds for expenses. During the last three fiscal years, PNC Funds incurred advisory fees, net of fee waivers, as set forth below:

FUND                                               2009          2008             2007
----                                               ----          ----             ----
Balanced Allocation Fund                        $1,252,444   $ 1,406,551       $1,211,754
International Equity Fund                       $2,803,732   $ 3,898,574       $3,149,254
Large Cap Core Equity Fund                      $1,062,510   $ 1,658,159       $1,799,063
Large Cap Growth Fund                           $2,072,870   $ 3,979,923       $4,119,382
Large Cap Value Fund                            $3,133,051   $ 5,459,042       $5,255,074
Mid Cap Value Fund                              $1,639,399   $ 2,683,093       $1,548,922
Multi-Factor Small Cap Core Fund                $  334,992   $   328,088       $  187,345
Multi-Factor Small Cap Growth Fund              $   49,508   $    17,311       $   20,512
Multi-Factor Small Cap Value Fund               $1,026,800   $ 3,469,279       $7,013,492
S&P 500 Index Fund                              $  305,710   $   380,438       $  392,735
Small Cap Core Fund                             $1,645,106   $ 2,226,888       $2,248,386
Bond Fund                                       $1,325,079   $ 1,601,892       $1,626,588
Government Mortgage Fund                        $  806,445   $   967,519       $1,072,687
High Yield Bond Fund                            $   40,107   $   (32,596)(1)   *
Intermediate Bond Fund                          $1,604,272   $ 1,427,764       $1,534,252
Limited Maturity Bond Fund                      $  534,299   $   537,044       $  581,047
Total Return Advantage Fund                     $1,337,200   $ 1,642,420       $1,499,468
Ultra Short Bond Fund                           $  183,390   $   135,972       $  166,056
Intermediate Tax Exempt Bond Fund               $  323,573   $   355,985       $  456,128
Michigan Intermediate Municipal Bond Fund       $  187,020   $   215,045       $  286,058
Ohio Intermediate Tax Exempt Bond Fund          $  519,057   $   513,016       $  573,530
Pennsylvania Intermediate Municipal Bond Fund   $  162,287   $   155,216       $  173,493
Government Money Market Fund                    $2,907,214   $ 2,250,862       $2,162,687
Money Market Fund                               $8,148,392   $ 8,470,366       $7,723,782
Ohio Municipal Money Market Fund                $1,046,161   $   680,268       $  553,684
Pennsylvania Tax Exempt Money Market Fund       $  411,989   $   285,137       $  239,966
Tax Exempt Money Market Fund                    $2,063,897   $ 1,381,543       $  966,761
Treasury Money Market Fund                      $2,397,423   $   797,784       $  446,323

----------
*    Not in operation during the period.

(1)  For the period April 29, 2008 (commencement of operations) to May 31, 2008.

During the last three fiscal years, advisory fees were waived as set forth below:

FUND                                   2009       2008       2007
----                                   ----       ----       ----
Balanced Allocation Fund             $      0   $      0   $      0
International Equity Fund            $183,117   $584,786   $472,388
Large Cap Core Equity Fund           $      0   $      0   $    502
Large Cap Growth Fund                $      0   $      0   $  1,006
Large Cap Value Fund                 $      0   $      0   $      0
Mid Cap Value Fund                   $236,922   $894,365   $520,656
Multi-Factor Small Cap Core Fund     $115,783   $135,187   $ 66,203
Multi-Factor Small Cap Growth Fund   $ 45,021   $ 46,828   $ 35,849
Multi-Factor Small Cap Value Fund    $      0   $      0   $      0
S&P 500 Index Fund                   $ 76,113   $285,328   $294,551

FUND                                              2009          2008          2007
----                                              ----          ----          ----
Small Cap Core Fund                             $      0   $        0      $    2,697
Bond Fund                                       $ 97,602   $  335,976      $  361,464
Government Mortgage Fund                        $ 92,894   $  362,820      $  402,258
High Yield Bond Fund                            $ 46,670   $   35,303(1)   *
Intermediate Bond Fund                          $179,623   $  535,412      $  575,345
Limited Maturity Bond Fund                      $ 47,400   $  153,441      $  166,013
Total Return Advantage Fund                     $199,856   $  615,908      $  562,301
Ultra Short Bond Fund                           $ 43,273   $  136,583      $  167,466
Intermediate Tax Exempt Bond Fund               $ 37,580   $  133,599      $  171,344
Michigan Intermediate Municipal Bond Fund       $ 22,571   $   80,642      $  107,272
Ohio Intermediate Tax Exempt Bond Fund          $ 60,492   $  192,529      $  215,343
Pennsylvania Intermediate Municipal Bond Fund   $ 18,733   $   58,295      $   65,216
Government Money Market Fund                    $163,475   $  450,173      $  432,538
Money Market Fund                               $536,917   $1,694,074      $1,544,756
Ohio Municipal Money Market Fund                $261,540   $  226,756      $  184,561
Pennsylvania Tax Exempt Money Market Fund       $102,997   $   95,046      $   79,989
Tax Exempt Money Market Fund                    $515,974   $  460,515      $  322,254
Treasury Money Market Fund                      $353,581   $  159,557      $   89,265

----------
*    Not in operation during the period.

(1)  For the period April 29, 2008 (commencement of operations) to May 31, 2008.

          Subject to the supervision of PNC Funds' Board of Trustees, the Adviser provides a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser provides the services under the Advisory Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of PNC Funds' Board of Trustees applicable to such Fund.

          As discussed in the Prospectus, the Funds and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

          The Adviser has entered into a Sub-Advisory Agreement with Polaris (the "Polaris Sub-Advisory Agreement") who serves as subadviser to a portion of the International Equity Fund's assets that the Adviser has allocated to a value strategy and a Sub-Advisory Agreement with GEAM (the "GEAM Sub-Advisory Agreement" and, together with the Polaris Sub-Advisory Agreement, the "Sub-Advisory Agreements"), who serves as sub-adviser to a portion of the International Equity Fund's assets that the Adviser has allocated to a core strategy. Polaris and GEAM will provide a continuous investment program for that portion of the assets of the International Equity Fund that, from time to time, may be allocated to each and according to the investment strategy stated at the time of allocation. The allocation may be determined by the Board, it being understood that the assets so allocated may consist of all, or a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at anytime.

          Polaris and GEAM, subject to the supervision of the Board of Trustees and the Adviser, are responsible for assisting the Adviser in providing a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents. Polaris and GEAM will assist the Adviser in determining from time to time what securities will be purchased, retained or sold by the International Equity Fund. Polaris and GEAM will provide their services consistent with the investment objective, policies and restrictions of the International Equity Fund stated in its prospectuses and this SAI and resolutions applicable to the International Equity Fund.

          For its services, Polaris will be paid by the Adviser an annualized fee with respect to the portion of assets of the International Equity Fund allocated to Polaris consistent with the following schedule (each specified number of basis points applies only to assets within its adjacent dollar range):

Up to $125 million     -   0.35%
$125 to $200 million   -   0.40%
Over $200 million      -   0.50%

          For its services, GEAM will be paid by the Adviser an annualized fee with respect to the portion of assets of the International Equity Fund allocated to GEAM consistent with the following schedule (each specified number of basis points applies only to assets within its adjacent dollar range):

Up to $50 million      -   0.55%
$50 to $100 million    -   0.50%
$100 to $150 million   -   0.45%
Over $150 million      -   0.40%

          As discussed in the Prospectuses, the Funds and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

          The Adviser (or a Sub-Adviser, as the case may be), places orders pursuant to their investment determinations for the respective Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser (or Sub-Adviser, as the case may be), uses their best efforts to seek on behalf of PNC Funds and the respective Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser (or Sub-Adviser, as the case may be), considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser (or Sub-Adviser) may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the respective Funds and/or other accounts over which the Adviser and the Sub-Advisers or any affiliate of any of them exercises investment discretion. Each of the Adviser and Sub-Advisers is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser (or Sub-Adviser, as the case may be), determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion.

          In no instance will Fund securities be purchased from or sold to the Adviser, the Sub-Advisers, the Underwriter (or any other principal underwriter to PNC Funds) or an affiliated person of either PNC Funds, the Adviser, the Sub-Advisers, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser (or the Sub-Advisers, as the case may be), may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of PNC Funds and/or its other clients where such aggregation is not inconsistent with the policies set forth in PNC Funds' registration statement. In such event, the Adviser (or Sub-Advisers) will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and/or such other clients. The Adviser (and Polaris and GEAM with respect to that portion of the assets of the International Equity Fund allocated to each) will maintain all books and records with respect to the securities transactions for the Funds and furnish to PNC Funds' Board of Trustees such periodic and special reports as the Board may request.

          The New Advisory Agreement and the Sub-Advisory Agreements provide that the Adviser (or the Sub-Advisers, as the case may be) shall not be liable for any error of judgment or mistake of law or for any loss suffered by PNC Funds in connection with the performance of the Advisory Agreement (or the Sub-Advisory Agreements as the case may be), except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser (or Sub-Advisers, as the case may be) in the performance of its duties or from reckless disregard by the Adviser (or Sub-Advisers, as the case may be) of its duties and obligations thereunder.

          Unless sooner terminated, the New Advisory Agreement and the Sub-Advisory Agreements remain in effect for an initial period of up to two years after their approval and will continue in effect with respect to the Fund to which it relates from year to year thereafter, subject to annual approval by PNC Funds' Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined by the 1940 Act) and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement (or Sub-Advisory Agreements) may be terminated by PNC or the Adviser on 60 days' written notice without penalty, and will terminate immediately in the event of its assignment, as defined in the 1940 Act. The Polaris Sub-Advisory Agreement (i) also terminates upon the effective date of the termination of the Advisory Agreement with respect to the PNC International Equity Fund and (ii) may also be terminated by Polaris at any time on 180 days' written notice to PNC Funds and the Adviser. The GEAM Sub-Advisory Agreement may also be terminated by GEAM at any time on 60 days' written notice to the Trust and the Adviser.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

          A discussion of the Board's deliberations in connection with the approval of the Prior Investment Advisory Agreement and the Prior Sub-Advisory Agreement is included in the Semi-Annual Report to Shareholders dated November 30, 2008. A discussion regarding the basis for the Board's approval of the Interim and New Investment Advisory Agreements is available in the Semi-Annual Report to Shareholders for the period ended November 30, 2009.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

          The following tables provide information about funds and accounts, other than the Funds, for which the Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2009. An asterisk (*) after the portfolio manager's name indicates that the portfolio manager commenced managing the Fund after May 31, 2009 so that the information is as of a more recent date.

                                                                                                     # of        Total Assets
                                                                                                   Accounts          with
                                                                                                 Managed with    Performance-
                                                                    Total # of                    Performance       Based
                                                                     Accounts     Total Assets      -Based       Advisory Fee
         Name of Portfolio Manager             Type of Accounts       Managed    (in millions)   Advisory Fee   (in millions)
------------------------------------------   --------------------   ----------   -------------   ------------   -------------
ANDREW D. HARDING                                 Registered              0        $      0            0             $   0
   Chief Investment Officer, Fixed Income,        Investment
   Taxable Fixed Income Management Team           Companies:
                                                 Other Pooled             1        $   12.5            0             $   0
                                             Investment Vehicles:
                                               Other Accounts:          258        $5,801.0            0             $   0

                                                                                                     # of        Total Assets
                                                                                                   Accounts          with
                                                                                                 Managed with    Performance-
                                                                    Total # of                    Performance       Based
                                                                     Accounts     Total Assets      -Based       Advisory Fee
         Name of Portfolio Manager             Type of Accounts       Managed    (in millions)   Advisory Fee   (in millions)
------------------------------------------   --------------------   ----------   -------------   ------------   -------------
MARK MCGLONE*                                     Registered              0        $      0            0             $   0
   Managing Director, Balanced Allocation         Investment
   Management Team                                Companies:

                                                 Other Pooled             0        $      0            0             $   0
                                             Investment Vehicles:

                                               Other Accounts:            0        $      0            0             $   0

GORDON A. JOHNSON                                 Registered
   Managing Director, Balanced Allocation         Investment
   Management Team and Small Cap Core             Companies:              0        $      0            0             $   0
   Equity Investment Management Team
                                                 Other Pooled             0        $      0            0             $   0
                                             Investment Vehicles:

                                               Other Accounts:          179        $  209.6            0             $   0

MARTIN C. SCHULZ, J.D.                            Registered
   Managing Director, International Equity        Investment
   Investment Management Team, Balanced           Companies:              0        $      0            0             $   0
   Allocation Management Team

                                                 Other Pooled             0        $      0            0             $   0
                                             Investment Vehicles:

                                               Other Accounts:            0        $      0            0             $   0

RALPH R. LAYMAN, CFA*                             Registered
   President and Chief Investment Officer,        Investment
   GEAM, International Equity Investment          Companies:              8        $  546.7            0             $   0
   Management Team
                                                 Other Pooled            11        $   74.2            0             $   0
                                             Investment Vehicles:

                                               Other Accounts:           24        $  1,820            2             $52.1

BRIAN HOPKINSON, AIA*                             Registered
   Senior Vice President, GEAM,                   Investment
   International Equity Investment                Companies:              8        $  546.7            0             $   0
   Management Team
                                                 Other Pooled            11        $   74.2            0             $   0
                                             Investment Vehicles:

                                               Other Accounts:           22        $  1,250            2             $52.1

                                                                                                     # of        Total Assets
                                                                                                   Accounts          with
                                                                                                 Managed with    Performance-
                                                                    Total # of                    Performance       Based
                                                                     Accounts     Total Assets      -Based       Advisory Fee
         Name of Portfolio Manager             Type of Accounts       Managed    (in millions)   Advisory Fee   (in millions)
------------------------------------------   --------------------   ----------   -------------   ------------   -------------
MICHAEL J. SOLECKI, CFA*                          Registered              8        $  541.5            0            $    0
   Co-Chief Investment Officer, GEAM,             Investment
   International Equity Investment                Companies:
   Management Team
                                                 Other Pooled            11        $   74.2            0            $    0
                                             Investment Vehicles:

                                                Other Accounts:          30        $  2,190            2            $ 52.1

JONATHAN L. PASSMORE*                             Registered
   Senior Vice President, GEAM,                   Investment
   International Equity Investment                Companies:              8        $  546.7            0            $    0
   Management Team                               Other Pooled            11        $   74.2            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           21        $  1,190            2            $ 52.1

PAUL NESTRO, CFA*                                 Registered
   Senior Vice President, GEAM,                   Investment
   International Equity Investment                Companies:              8        $  273.3            0            $    0
   Management Team
                                                 Other Pooled            11        $   74.2            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           32        $  2,250            0            $ 52.1

BERNARD R. HORN, JR.                              Registered              3        $  528.8            0            $    0
   President and Chief Investment                 Investment
   Officer, Polaris Capital Management,           Companies:
   LLC (sub-adviser), International
   Equity Investment Management Team
                                                 Other Pooled            14        $1,156.3            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           19        $  450.6            0            $    0

SUMANTA BISWAS, CFA                               Registered              3        $  528.8            0            $    0
   Assistant Portfolio Manager, Polaris           Investment
   Capital Management, LLC (sub-adviser),         Companies:
   International Equity Investment
   Management Team
                                                 Other Pooled            14        $1,156.3            0            $    0
                                             Investment Vehicles:
                                               Other Accounts:           19        $  450.6            0            $    0

                                                                                                     # of        Total Assets
                                                                                                   Accounts          with
                                                                                                 Managed with    Performance-
                                                                    Total # of                    Performance       Based
                                                                     Accounts     Total Assets      -Based       Advisory Fee
         Name of Portfolio Manager             Type of Accounts       Managed    (in millions)   Advisory Fee   (in millions)
------------------------------------------   --------------------   ----------   -------------   ------------   -------------
DOUGLAS ROMAN, CFA, CMT                           Registered
   Managing Director, Large Core/Growth           Investment
   Equity Investment Management Team,             Companies:              0        $      0            0            $    0
   Balanced Allocation Management Team
                                                 Other Pooled             2        $   33.2            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          121        $  419.2            0            $    0

MARK BATTY, CFA                                   Registered
   Senior Equity Analyst, Large                   Investment
   Core/Growth Equity Investment                  Companies:              0        $      0            0            $    0
   Management Team
                                                 Other Pooled             2        $   33.2            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          121        $  419.2            0            $    0

RUAIRI O'NEILL, CFA                               Registered              0        $      0            0            $    0
   Senior Equity Analyst, Large Core/             Investment
   Growth Equity Investment Management            Companies:
   Team                                          Other Pooled             2        $   33.2            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          121        $  419.2            0            $    0

EDWARD A. JOHNSON, CFA                            Registered
   Portfolio Manager, Large Cap Value             Investment
   Equity Investment Management Team,             Companies:              0        $      0            0            $    0
   Balanced Allocation Management Team
                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           47        $  362.6            0            $    0

D. ANDREW SHIPMAN, CFA                            Registered
   Portfolio Manager, Large Cap Value             Investment
   Equity Investment Management Team,             Companies:              0        $      0            0            $    0
   Balanced Allocation Management Team
                                                 Other Pooled             0        $                   0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           47        $  362.6            0            $    0

                                                                                                     # of        Total Assets
                                                                                                   Accounts          with
                                                                                                 Managed with    Performance-
                                                                    Total # of                    Performance       Based
                                                                     Accounts     Total Assets      -Based       Advisory Fee
         Name of Portfolio Manager             Type of Accounts       Managed    (in millions)   Advisory Fee   (in millions)
------------------------------------------   --------------------   ----------   -------------   ------------   -------------
MICHAEL E. SANTELLI, CFA, CPA                     Registered
   Managing Director, Mid Cap Value Equity        Investment              0        $      0            0            $    0
   Investment Management Team                     Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:            4        $   14.6            0            $    0

ALEX L. VALLECILLO, CFA                           Registered
   Senior Portfolio Manager, Mid Cap Value        Investment              0        $      0            0            $    0
   Equity Investment Management Team              Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:            4        $   14.6            0            $    0

PAUL W. HAYES, CFA*                               Registered
   Senior Analyst, Mid Cap Value Equity           Investment              0        $      0            0            $    0
   Investment Management Team                     Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:            4        $   14.6            0            $    0

HITESH C. PATEL, PHD                              Registered
   Managing Director, Structured Equity           Investment
   Investment Management Team,                    Companies:              0        $      0            0            $    0
   Quantitative Analysis Management Team
                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           29        $  776.5            0            $    0

PAUL KLEINAITIS, CFA                              Registered
   Senior Portfolio Manager, Structured           Investment              0        $      0            0            $    0
   Equity Investment Management Team              Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           18        $  108.6            0            $    0

CHEN CHEN, PHD                                    Registered
   Senior Analyst,                                Investment              1        $  178.3            0            $    0
   Quantitative Analysis Management Team          Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           11        $  667.9            0            $    0

                                                                                                     # of        Total Assets
                                                                                                   Accounts          with
                                                                                                 Managed with    Performance-
                                                                    Total # of                    Performance       Based
                                                                     Accounts     Total Assets      -Based       Advisory Fee
         Name of Portfolio Manager             Type of Accounts       Managed    (in millions)   Advisory Fee   (in millions)
------------------------------------------   --------------------   ----------   -------------   ------------   -------------
JAMES E. MINEMAN                                  Registered
   Portfolio Manager, Small Cap Core              Investment              0        $      0            0            $    0
   Equity Investment Management Team              Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          168        $   71.6            0            $    0

PETER A. ROY, CFA                                 Registered
   Senior Analyst, Small Cap Core Equity          Investment              0        $      0            0            $    0
   Investment Management Team                     Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          168        $   71.6            0            $    0

LISA A. TETER                                     Registered
   Senior Analyst, Small Cap Core Equity          Investment              0        $      0            0            $    0
   Investment Management Team                     Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          168        $   71.6            0            $    0

M. JED ELLERBROEK, JR., CFA*                      Registered              0        $      0            0            $    0
   Analyst, Small Cap Core Equity                 Investment
   Investment Management Team                     Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          168        $   71.6            0            $    0

MARK A. LOZINA, CFA*                              Registered
   Portfolio Manager, Short Duration,             Investment              0        $      0            0            $    0
   Taxable Fixed Income Management Team           Companies:

                                                 Other Pooled             1        $   12.5            0            $    0

                                             Investment Vehicles:
                                               Other Accounts:          258        $5,801.0            0            $    0

                                                                                                     # of        Total Assets
                                                                                                   Accounts          with
                                                                                                 Managed with    Performance-
                                                                    Total # of                    Performance       Based
                                                                     Accounts     Total Assets      -Based       Advisory Fee
         Name of Portfolio Manager             Type of Accounts       Managed    (in millions)   Advisory Fee   (in millions)
------------------------------------------   --------------------   ----------   -------------   ------------   -------------
KENNETH F. KARWOWSKI, CFA*                        Registered              0        $      0            0            $    0
   Portfolio Manager, High Yield, Taxable         Investment
   Fixed Income Management Team                   Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:            2        $    2.2            0            $    0

TIMOTHY D. COMPAN, JR., CFA                       Registered              0        $      0            0            $    0
   Portfolio Manager, Corporate Bonds,            Investment
   Taxable Fixed Income Management Team           Companies:

                                                 Other Pooled             1        $   13.8            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          295        $8,320.0            0            $    0

SEAN T. RHODERICK, CFA                            Registered
   Portfolio Manager, Senior Credit               Investment
   Analyst, Taxable Fixed Income                  Companies:              1        $  123.4            0            $    0
   Management Team
                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          295        $8,320.0            0            $    0

STEPHEN WINTERSTEIN*                              Registered
   Managing Director, Municipal Bonds, Tax        Investment              3        $    237            0            $    0
   Exempt Fixed Income Management Team            Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          216        $  2,356            0            $    0
ADAM MACKEY*                                      Registered
   Portfolio Manager, Municipal Bonds, Tax        Investment              3        $    237            0            $    0
   Exempt Fixed Income Management Team            Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:          125        $  1,575            0            $    0

REBECCA ROGERS*                                   Registered
   Portfolio Manager, Municipal Bonds, Tax        Investment              3        $    237            0            $    0
   Exempt Fixed Income Management Team            Companies:

                                                 Other Pooled             0        $      0            0            $    0
                                             Investment Vehicles:

                                               Other Accounts:           91        $    781            0            $    0

          PNC Capital compensates its portfolio managers with a combination of a fixed cash base salary and variable incentive compensation, which may be comprised of a cash bonus and a stock compensation award.

          A portfolio manager's base salary is dependent on the manager's level of experience and expertise. The variable incentive compensation for the portfolio managers is determined on a fully discretionary basis as described below, except in specific cases where a contractual agreement would dictate otherwise, for the calendar year ended December 31, 2009. The incentive compensation is awarded based on a combination of performance and discretionary factors. The performance component is linked to the pre-tax one- and three- year period investment performance of the fund and other accounts managed by the portfolio manager measured against a primary peer group. The discretionary component is based on several factors, which primarily include the overall annual profits of the Adviser and management's subjective assessment of the portfolio manager, including but not limited to his or her contribution to the investment team-oriented process; and the portfolio manager's overall performance, client feedback, contributions to the business objectives of the firm, leadership, teamwork and management skills.

          In addition to the compensation described above, portfolio managers may receive compensation in the form of stock of PNC under its stock plan which is a program that awards a portion of discretionary year-end compensation in restricted stock or stock option awards of PNC that are subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the portfolio manager's performance and seniority.

POTENTIAL CONFLICTS OF INTEREST

          Portfolio managers at the Adviser typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts, proprietary accounts and pooled investment vehicles. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. The Adviser has adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

          If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, PNC Funds and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

          The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser for other client accounts. The Adviser will manage the Funds and the other client accounts it manages in accordance with their respective investment objectives and guidelines. However, the Adviser may give advice, and take action, with respect to any current or future other client accounts that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

          Transactions undertaken by the Adviser for other client accounts may adversely impact the Funds. The Adviser on behalf of one or more other client accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Adviser, on behalf of its other client accounts, may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Adviser, on behalf of its other client accounts, may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other client accounts of the Adviser. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) the other client accounts of the Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) the other client accounts of the Adviser.

OWNERSHIP OF SECURITIES

     The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund that he or she manages as of May 31, 2009. An asterisk (*) after the portfolio manager's name indicates that the portfolio manager commenced managing the Fund after May 31, 2009 so that the information is as of a more recent date.

DOLLAR RANGE OF FUND SHARES BENEFICIALLY OWNED

BALANCED ALLOCATION FUND
Edward A. Johnson, CFA                          $      0
Gordon A. Johnson                               $ 10,001 - $50,000
Mark McGlone*                                   $      0
Hitesh C. Patel, PhD                            $      0
Douglas Roman, CFA, CMT                         $      0
Martin C. Schulz, J.D.*                         $      0
D. Andrew Shipman, CFA                          $      0

INTERNATIONAL EQUITY FUND
Martin Schulz*                                  $ 50,001 - $100,000
Ralph R. Layman, CFA*                           $      0
Brian Hopkinson, AIA*                           $      0
Michael J. Solecki, CFA*                        $      0
Jonathan L. Passmore*                           $      0
Paul Nestro, CFA*                               $      0
Bernard R. Horn, Jr.                            $      0
Sumanta Biswas                                  $      0

LARGE CAP CORE EQUITY FUND
Douglas Roman, CFA, CMT                         $      0
Mark Batty, CFA                                 $      0
Ruairi O'Neill, CFA                             $      0

LARGE CAP GROWTH FUND
Douglas Roman, CFA, CMT                         $      0
Mark Batty, CFA                                 $      0
Ruairi O'Neill, CFA                             $      0

LARGE CAP VALUE FUND
Edward A. Johnson, CFA                          $ 50,001 - $100,000
D. Andrew Shipman, CFA                          $100,001 - $500,000

MID CAP VALUE FUND
Michael E. Santelli, CFA, CPA                   $100,001 - $500,000
Alex L. Vallecillo, CFA                         $100,001 - $500,000
Paul W. Hayes, CFA*                             $ 10,001 - $ 50,000

MULTI-FACTOR SMALL CAP CORE FUND
Hitesh C. Patel, PhD                            $      0
Paul Kleinaitis, CFA                            $      0

MULTI-FACTOR SMALL CAP GROWTH FUND
Hitesh C. Patel, PhD                            $      0
Paul Kleinaitis, CFA                            $      1 - $10,000

MULTI-FACTOR SMALL CAP VALUE FUND
Hitesh C. Patel, PhD                            $      0
Paul Kleinaitis, CFA                            $      0

S&P 500 INDEX FUND
Hitesh C. Patel, PhD                            $      0
Chen Chen, PhD                                  $      0

SMALL CAP CORE FUND
Gordon A. Johnson                               $100,001 -  500,000
M. Jed Ellerbroek, Jr., CFA*                    $      0
James E. Mineman                                $ 10,001 - $ 50,000
Peter A. Roy, CFA                               $      0
Lisa A. Teter                                   $      1 - $ 10,000

BOND FUND
Andrew D. Harding                               $      0
Timothy D. Compan, Jr., CFA*                    $      0
Mark A. Lozina, CFA                             $      0
Sean T. Rhoderick, CFA*                         $      0

GOVERNMENT MORTGAGE FUND
Andrew D. Harding                               $      0
Timothy D. Compan, Jr., CFA*                    $      0
Mark A. Lozina, CFA                             $      0
Sean T. Rhoderick, CFA*                         $      0

HIGH YIELD BOND FUND
Andrew D. Harding                               $      0
Timothy D. Compan, Jr., CFA*                    $ 10,001 - $ 50,000
Kenneth F. Karwowski, CFA                       $ 50,001 - $100,000
Mark A. Lozina, CFA                             $      0
Sean T. Rhoderick, CFA*                         $      0

INTERMEDIATE BOND FUND
Andrew D. Harding                               $      0
Timothy D. Compan, Jr., CFA*                    $      0
Mark A. Lozina, CFA                             $      0
Sean T. Rhoderick, CFA*                         $      0

LIMITED MATURITY BOND FUND
Andrew D. Harding                               $      0
Timothy D. Compan, Jr., CFA*                    $      0
Mark A. Lozina, CFA                             $      0
Sean T. Rhoderick, CFA*                         $      0

TOTAL RETURN ADVANTAGE FUND
Andrew D. Harding                               $      0
Timothy D. Compan, Jr., CFA*                    $      0
Mark A. Lozina, CFA                             $      0
Sean T. Rhoderick, CFA*                         $      0

ULTRA SHORT BOND FUND
Andrew D. Harding                               $      0
Timothy D. Compan, Jr., CFA*                    $      0
Mark A. Lozina, CFA                             $      0
Sean T. Rhoderick, CFA*                         $      0

INTERMEDIATE TAX EXEMPT BOND FUND
Stephen Winterstein*                            $      0
Adam Mackey*                                    $      0
Rebecca Rogers                                  $      0

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
Stephen Winterstein*                            $      0
Adam Mackey*                                    $      0
Rebecca Rogers*                                 $      0

OHIO INTERMEDIATE TAX EXEMPT BOND FUND
Stephen Winterstein*                            $      0
Adam Mackey*                                    $      0
Rebecca Rogers*                                 $      0

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
Stephen Winterstein*                            $      0
Adam Mackey*                                    $      0
Rebecca Rogers*                                 $      0

PROXY VOTING POLICIES AND PROCEDURES

          PNC Funds is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by each Fund. The Adviser or the Sub-Advisers, as the case may be, will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by PNC Funds, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and
(2) on the SEC's website at http://www.sec.gov.

ADMINISTRATION AND ACCOUNTING SERVICES

          PNC Funds has entered into a Co-Administration and Accounting Services Agreement dated February 26, 2009 (the "Co-Administration Agreement") with PNC Global Investment Servicing and the Adviser (together with PNC Global Investment Servicing, the "Co-Administrators"), pursuant to which PNC Global Investment Servicing and the Adviser have agreed to serve as Co-Administrators to PNC Funds. This agreement superseded a prior agreement with PNC Global Investment Servicing and National City Bank dated September 1, 2006.

          The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to PNC Funds under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by PNC Funds in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

          PNC Global Investment Servicing is a wholly owned subsidiary of PNC. The Adviser is an indirect wholly owned subsidiary of PNC.

          Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.

          During the fiscal years ended May 31, 2009, 2008 and 2007, PNC Funds paid to the Co-Administrators, administration fees, net of fee waivers, as set forth below.

FUND                                                  2009         2008          2007
----                                               ----------   ----------    ----------
Balanced Allocation Fund .......................   $  103,237   $  112,524    $   96,940
International Equity Fund ......................   $  179,629   $  251,915    $  206,956
Large Cap Core Equity Fund .....................   $   86,028   $  132,687    $  143,965
Large Cap Growth Fund ..........................   $  165,141   $  318,482    $  329,631
Large Cap Value Fund ...........................   $  248,756   $  436,723    $  420,406
Mid Cap Value Fund .............................   $  112,855   $  214,647    $  124,175
Multi-Factor Small Cap Core Fund ...............   $   22,165   $   27,771    $   15,213
Multi-Factor Small Cap Growth Fund .............   $    5,390   $    3,852    $    3,382
Multi-Factor Small Cap Value Fund ..............   $   63,530   $  208,541    $  427,168
S&P 500 Index Fund .............................   $   70,219   $  114,131    $  117,821
Small Cap Core Fund ............................   $   99,390   $  133,613    $  135,065
Bond Fund ......................................   $  162,603   $  213,586    $  216,878
Government Mortgage Fund .......................   $  107,238   $  145,128    $  160,903
High Yield Bond Fund ...........................   $    6,843   $      326(1)          *
Intermediate Bond Fund .........................   $  211,316   $  214,165    $  230,138
Limited Maturity Bond Fund .....................   $   84,220   $   92,065    $   99,608
Total Return Advantage Fund ....................   $  170,180   $  246,363    $  224,920
Ultra Short Bond Fund ..........................   $   43,627   $   40,975    $   50,028
Intermediate Tax Exempt Bond Fund ..............   $   44,671   $   53,440    $   68,452
Michigan Intermediate Municipal Bond Fund ......   $   26,810   $   32,257    $   42,909
Ohio Intermediate Tax Exempt Bond Fund .........   $   70,035   $   77,011    $   86,059
Pennsylvania Intermediate Municipal Bond Fund ..   $   23,805   $   23,318    $   26,041
Government Money Market Fund ...................   $  639,154   $  540,207    $  519,045
Money Market Fund ..............................   $1,770,478   $2,032,888    $1,853,708
Ohio Municipal Money Market Fund ...............   $  306,599   $  272,109    $  221,474
Pennsylvania Tax Exempt Money Market Fund ......   $  122,350   $  114,055    $   95,987
Tax Exempt Money Market Fund ...................   $  601,761   $  552,617    $  386,705
Treasury Money Market Fund .....................   $  535,624   $  191,468    $  107,117

----------
*    Not in operation during the period.

(1)  For the period April 29, 2008 (commencement of operations) to May 31, 2008.

          For the fiscal years ended May 31, 2009, 2008 and 2007, no co-administration fees were waived.

UNDERWRITER

          The Underwriter acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with PNC Funds. The Underwriter has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Underwriter will use all reasonable efforts in connection with distribution of shares of PNC Funds.

          Unless otherwise terminated, the Distribution Agreement between PNC Funds and the Underwriter continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of PNC Funds, or the vote of a majority of the outstanding voting securities of PNC Funds, and (ii) the vote of a majority of those Trustees of PNC Funds who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of PNC Funds upon not less than sixty days prior written notice to the other party.

          The Underwriter was paid the following aggregate combined commissions on sales of Class A, Class B, and Class C shares during the last three fiscal years. Class B Shares liquidated on April 6, 2009.

FUND                                                 2009     2008      2007
----                                                ------   -------   -------
Balanced Allocation Fund.........................   $2,175   $14,572   $12,713
International Equity Fund........................   $1,584   $ 9,594   $13,253
Large Cap Core Equity Fund.......................   $  170   $   348   $   985
Large Cap Growth Fund............................   $1,103   $ 5,527   $ 7,632
Large Cap Value Fund.............................   $2,352   $15,022   $27,348
Mid Cap Value Fund...............................   $3,940   $22,692   $32,305
Multi-Factor Small Cap Core Fund.................   $  199   $   272   $ 1,857
Multi-Factor Small Cap Growth Fund...............   $   10   $    68   $    63
Multi-Factor Small Cap Value Fund................   $  398   $ 4,645   $16,044
S & P 500 Index Fund.............................   $  588   $ 1,706   $ 1,310
Small Cap Core Fund..............................   $  164   $   879   $   736
Bond Fund........................................   $  721   $ 1,108   $ 1,103
Government Mortgage Fund.........................   $7,349   $   853   $ 3,098
High Yield Bond Fund.............................   $    0   $   0(1)        *
Intermediate Bond Fund...........................   $3,896   $ 1,346   $   993
Limited Maturity Bond Fund.......................   $1,931   $   219   $   238
Total Return Advantage Fund......................   $1,331   $12,560   $21,539
Ultra Short Bond Fund............................   $8,375   $     5   $     0
Intermediate Tax Exempt Bond Fund................   $   50   $ 1,090   $ 1,709
Michigan Intermediate Municipal Bond Fund........   $2,159   $ 1,075   $ 3,997
Ohio Intermediate Tax Exempt Bond Fund...........   $7,374   $ 3,362   $ 6,528
Pennsylvania Intermediate Municipal Bond Fund....   $3,302   $ 1,214   $ 1,731
Government Money Market Fund.....................   $    0   $     0   $     0
Money Market Fund................................   $    0   $     0   $     0
Ohio Municipal Money Market Fund.................   $    0   $     0   $     0
Pennsylvania Tax Exempt Money Market Fund........   $    0   $     0   $     0
Tax Exempt Money Market Fund.....................   $    0   $     0   $     0
Treasury Money Market Fund.......................   $    0   $     0   $     0

----------
*    Not in operation during the period.

(1)  For the period April 29, 2008 (commencement of operations) to May 31, 2008.

     The Underwriter retained approximately the following combined commissions on sales of Class A, Class B and Class C shares during the last three fiscal years. Class B Shares liquidated on April 6, 2009.

FUND                                                2009   2008       2007
----                                                ----   ----     -------
Balanced Allocation Fund.........................    $ 1   $ 28     $    65
International Equity Fund........................    $ 9   $ 58     $   524
Large Cap Core Equity Fund.......................    $10   $  5     $    41
Large Cap Growth Fund............................    $ 5   $ 38     $   472
Large Cap Value Fund.............................    $14   $ 20     $   459
Mid Cap Value Fund...............................    $18   $143     $   887
Multi-Factor Small Cap Core Fund ................    $ 0   $  0     $     0
Multi-Factor Small Cap Growth Fund...............    $20   $  0     $     0
Multi-Factor Small Cap Value Fund................    $45   $ 93     $10,249
S & P 500 Index Fund.............................    $34   $ 34     $   175
Small Cap Core Fund..............................    $ 0   $  1     $     4
Bond Fund........................................    $ 0   $  0     $     0
Government Mortgage Fund.........................    $ 6   $  7     $    58
High Yield Bond Fund.............................    $ 0   $  0(1)        *
Intermediate Bond Fund...........................    $ 0   $ 26     $     0
Limited Maturity Bond Fund.......................    $ 0   $  0     $     0
Total Return Advantage Fund......................    $ 1   $  2     $    73
Ultra Short Bond Fund............................    $11   $  0     $     0
Intermediate Tax Exempt Bond Fund................    $ 1   $  0     $     0
Michigan Intermediate Municipal Bond Fund........    $ 0   $  0     $     0
Ohio Intermediate Tax Exempt Bond Fund...........    $28   $  0     $     0

Pennsylvania Intermediate Municipal Bond Fund....    $12   $  0     $     0
Government Money Market Fund.....................    $ 0   $  0     $     0
Money Market Fund................................    $ 0   $  0     $     0
Ohio Municipal Money Market Fund.................    $ 0   $  0     $     0
Pennsylvania Tax Exempt Money Market Fund........    $ 0   $  0     $     0
Tax Exempt Money Market Fund.....................    $ 0   $  0     $     0
Treasury Money Market Fund.......................    $ 0   $  0     $     0


----------
*    Not in operation during the period.

(1)  For the period April 29, 2008 (commencement of operations) to May 31, 2008.


DISTRIBUTION PLANS AND RELATED AGREEMENT

          Pursuant to Rule 12b-1 under the 1940 Act, PNC Funds has adopted a Distribution Plan for Class A Shares (the "A Shares Plan"), and a Distribution Plan for Class C Shares (the "C Shares Plan") (collectively, the "Plans") which permit PNC Funds to bear certain expenses in connection with the distribution of Class A Shares, and Class C Shares respectively. As required by Rule 12b-1, PNC Funds' Plans and any related agreements have been approved, and are subject to annual approval by, a majority of PNC Funds' Board of Trustees, and by a majority of the Trustees who are not interested persons of PNC Funds and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit PNC Funds and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit PNC Funds shareholders through the realization of economies of scale and potentially lower expense levels.

          Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in PNC Funds' case, the Underwriter) provide for the Trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

          Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the Trustees, including a majority of the Disinterested Trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of PNC Funds' Disinterested Trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days' written notice. The selection and nomination of Disinterested Trustees has been committed to the discretion of such Disinterested Trustees as required by the Rule.

          The A Shares Plan provides that each Fund will reimburse the Underwriter for distribution expenses related to the distribution of Class A Shares in an amount not to exceed 0.10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's Class A Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A Shares Plan.

          The C Shares Plan provides that the Funds may compensate the Underwriter from Class C Share assets for distribution of Class C Shares in an amount not to exceed 0.75% per annum of the average daily net assets of such shares. Payments to the Underwriter under the C Shares Plan are to be used by the Underwriter to cover expenses and activities primarily intended to result in the sale of a Fund's Class C Shares. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Underwriter in advertising and marketing Class C Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each a "Distribution Organization") with respect to a Fund's Class C Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class C Shares;
(e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

          PNC Funds had a Rule 12b-1 Plan for Class I Shares that provided that each Fund would reimburse the Underwriter for distribution expenses related to the distribution of Class I Shares in an amount not to exceed 0.10% per annum of the average aggregate net assets of such Shares. That Plan was terminated on June 18, 2009.

          During the fiscal year ended May 31, 2009, PNC Funds paid the Underwriter the following amounts under the A and I Shares Plan:

FUND                                              2009
----                                            --------
Balanced Allocation Fund
   A Shares..................................   $  4,058
   I Shares..................................   $ 42,937
International Equity Fund
   A Shares..................................   $  4,864
   I Shares..................................   $101,016
Large Cap Core Equity Fund
   A Shares..................................   $  1,677
   I Shares..................................   $ 61,906
Large Cap Growth Fund
   A Shares..................................   $ 11,887
   I Shares..................................   $117,878
Large Cap Value Fund
   A Shares..................................   $ 14,915
   I Shares..................................   $165,755
Mid Cap Value Fund
   A Shares..................................   $ 21,966
   I Shares..................................   $ 52,143
Multi-Factor Small Cap Core Fund
   A Shares..................................   $    100
   I Shares..................................   $  9,926
Multi-Factor Small Cap Growth Fund
   A Shares..................................   $     11
   I Shares..................................   $    959
Multi-Factor Small Cap Value Fund
   A Shares..................................   $ 18,221
   I Shares..................................   $ 52,106
S & P 500 Index Fund
   A Shares..................................   $    921
   I Shares..................................   $   5090
Small Cap Core Fund
   A Shares..................................   $    715
   I Shares..................................   $ 65,984
Bond Fund
   A Shares..................................   $  1,427
   I Shares..................................   $ 60,632
Government Mortgage Fund
   A Shares..................................   $  2,869
   I Shares..................................   $ 37,028
High Yield Bond Fund
   A Shares..................................   $     12
   I Shares..................................   $    509

FUND                                              2009
----                                            --------
Intermediate Bond Fund
   A Shares..................................   $  1,854
   I Shares..................................   $ 75,203
Limited Maturity Bond Fund
   A Shares..................................   $    804
   I Shares..................................   $ 29,916
Total Return Advantage Fund
   A Shares..................................   $  2,091
   I Shares..................................   $ 68,288
Ultra Short Bond Fund
   A Shares..................................   $    325
   I Shares..................................   $ 13,597
Intermediate Tax Exempt Bond Fund
   A Shares..................................   $  1,160
   I Shares..................................   $ 15,479
Michigan Intermediate Municipal Bond Fund
   A Shares..................................   $    236
   I Shares..................................   $  6,284
Ohio Intermediate Tax Exempt Bond Fund
   A Shares..................................   $  2,229
   I Shares..................................   $ 23,101
Pennsylvania Intermediate Municipal Bond Fund
   A Shares..................................   $    309
   I Shares..................................   $  5,199
Government Money Market Fund
   A Shares..................................   $ 78,516
   I Shares..................................   $142,438
Money Market Fund
   A Shares..................................   $176,872
   I Shares..................................   $476,348
Ohio Municipal Money Market Fund
   A Shares..................................   $ 19,385
   I Shares..................................   $ 87,034
Pennsylvania Tax Exempt Money Market Fund
   A Shares..................................   $ 12,720
   I Shares..................................   $ 29,745
Tax Exempt Money Market Fund
   A Shares..................................   $ 36,104
   I Shares..................................   $168,215
Treasury Money Market Fund
   A Shares..................................   $ 41,067
   I Shares..................................   $ 79,034

          During the fiscal year ended May 31, 2009, PNC Funds paid the Underwriter the following amounts under the C Shares Plan:

FUND                                                 2009
----                                                ------
Balanced Allocation Fund.........................   $    6
International Equity Fund........................   $  879
Large Cap Core Equity Fund.......................   $  318
Large Cap Growth Fund............................   $  482
Large Cap Value Fund.............................   $  425
Mid Cap Value Fund...............................   $7,700
Multi-Factor Small Cap Core Fund.................   $    0
Multi-Factor Small Cap Growth Fund...............   $    0
Multi-Factor Small Cap Value Fund................   $4,136

S & P 500 Index Fund.............................   $1,785
Small Cap Core Fund..............................   $  866
Bond Fund........................................   $  252
Government Mortgage Fund.........................   $1,313
Intermediate Bond Fund...........................   $  730
Limited Maturity Bond Fund.......................   $  599
Total Return Advantage Fund......................   $  276
Intermediate Tax Exempt Bond Fund................   $    6
Michigan Intermediate Municipal Bond Fund........   $   66
Ohio Intermediate Tax Exempt Bond Fund...........   $  838
Pennsylvania Intermediate Municipal Bond Fund....   $1,070
Money Market Fund................................   $  155

          During the fiscal year ended May 31, 2009, the Underwriter incurred the following expenses in connection with distribution under the A and I Shares
Plan:

                                                               Compensation
                                                                     and                                    Preparation
                                                                  Expenses                  Printing and       and
                                                                   of the      Allocable     Mailing of    Distribution
                                                                Underwriter    Overhead,    Prospectuses     of Sales
                                                                  and its      Telephone   to Other Than    Literature
                                                Compensation       Sales      and Travel      Current          and
FUND                                             to Dealers      Personnel     Expenses     Shareholders    Advertising   Totals
----                                            ------------   ------------   ----------   -------------   ------------  ---------
Balanced Allocation Fund
   Class A ..................................        $0          $  1,859       $   15        $   500       $  1,536     $  3,910
   Class I ..................................        $0          $ 19,664       $  160        $ 5,292       $ 16,251     $ 41,367
International Equity Fund
   Class A ..................................        $0          $  2,228       $   18        $   599       $  1,841     $  4,686
   Class I ..................................        $0          $ 46,263       $  376        $12,449       $ 38,232     $ 97,350
Large Cap Core Equity Fund
   Class A ..................................        $0          $    768       $    6        $   207       $    635     $  1,616
   Class I ..................................        $0          $ 28,352       $  230        $ 7,629       $ 23,430     $ 59,641
Large Cap Growth Fund
   Class A ..................................        $0          $  5,444       $   44        $ 1,465       $  4,499     $ 11,452
   Class I ..................................        $0          $ 53,985       $  438        $14,527       $ 44,613     $113,563
Large Cap Value Fund
   Class A ..................................        $0          $  6,831       $   55        $ 1,838       $  5,645     $ 14,369
   Class I ..................................        $0          $ 75,912       $  616        $20,428       $ 62,733     $159,689
Mid Cap Value Fund
   Class A ..................................        $0          $ 10,060       $   82        $ 2,707       $  8,314     $ 21,163
   Class I ..................................        $0          $ 23,880       $  194        $ 6,426       $ 19,735     $ 50,235
Multi-Factor Small Cap Core Fund
   Class A ..................................        $0          $     46       $    0        $   599       $  1,841     $  2,486
   Class I ..................................        $0          $  4,546       $   37        $12,449       $  3,757     $ 20,789
Multi-Factor Small Cap Growth Fund
   Class A ..................................        $0          $      5       $    0        $     1       $      4     $     10
   Class I ..................................        $0          $    439       $    4        $   118       $    363     $    924
Multi-Factor Small Cap Value Fund
   Class A ..................................        $0          $  8,345       $   68        $ 2,246       $  6,896     $ 17,555
   Class I ..................................        $0          $ 23,863       $  194        $ 6,422       $ 19,720     $ 50,199
S & P 500 Index Fund
   Class A ..................................        $0          $    422       $    3        $   113       $    349     $    887
   Class I ..................................        $0          $  2,331       $   19        $   627       $  1,926     $  4,903
Small Cap Core Fund
   Class A ..................................        $0          $    327       $    3        $    88       $    271     $    689
   Class I ..................................        $0          $ 30,219       $  245        $ 8,132       $ 24,973     $ 63,569

                                                               Compensation
                                                                     and                                    Preparation
                                                                  Expenses                  Printing and       and
                                                                   of the      Allocable     Mailing of    Distribution
                                                                Underwriter    Overhead,    Prospectuses     of Sales
                                                                  and its      Telephone   to Other Than    Literature
                                                Compensation       Sales      and Travel      Current          and
FUND                                             to Dealers      Personnel     Expenses     Shareholders    Advertising   Totals
----                                            ------------   ------------   ----------   -------------   ------------  ---------
Bond Fund
   Class A ..................................        $0          $    653       $    5        $   176       $    510     $  1,344
   Class I ..................................        $0          $ 27,768       $  225        $ 7,472       $ 22,947     $ 58,412
Government Mortgage Fund
   Class A ..................................        $0          $  1,314       $   11        $   354       $  1,086     $  2,765
   Class I ..................................        $0          $ 16,958       $  138        $ 4,563       $ 14,014     $ 35,673
High Yield Bond Fund
   Class A ..................................        $0          $      5       $    0        $     1       $      4     $     10
   Class I ..................................        $0          $    233       $    2        $    63       $    193     $    491
Intermediate Bond Fund
   Class A ..................................        $0          $    849       $    7        $   229       $    702     $  1,786
   Class I ..................................        $0          $ 34,441       $  280        $ 9,268       $ 28,462     $ 72,451
Limited Maturity Bond Fund
   Class A ..................................        $0          $    368       $    3        $    99       $    304     $    772
   Class I ..................................        $0          $ 13,701       $  111        $ 3,687       $ 11,322     $ 28,821
Total Return Advantage Fund
   Class A ..................................        $0          $    958       $    8        $   258       $    791     $  2,015
   Class I ..................................        $0          $ 31,274       $  254        $ 8,416       $ 25,845     $ 65,789
Ultra Short Bond Fund
   Class A ..................................        $0          $    149       $    1        $    40       $    123     $    313
   Class I ..................................        $0          $  6,227       $   51        $ 1,676       $  5,146     $ 13,100
Intermediate Tax Exempt Bond Fund
   Class A ..................................        $0          $  8,531       $    4        $   143       $    439     $  9,117
   Class I ..................................        $0          $  7,089       $   58        $ 1,908       $  5,858     $ 14,913
Michigan Intermediate Municipal Bond Fund
   Class A ..................................        $0          $    932       $    8        $   251       $    770     $  1,961
   Class I ..................................        $0          $  2,878       $   23        $   774       $  2,378     $  6,053
Ohio Intermediate Tax Exempt Bond Fund
   Class A ..................................        $0          $  1,021       $    8        $   275       $    844     $  2,148
   Class I ..................................        $0          $ 10,580       $   86        $ 2,847       $  8,743     $ 22,256
Pennsylvania Intermediate Municipal Bond Fund
   Class A ..................................        $0          $    142       $    1        $    38       $    117     $    298
   Class I ..................................        $0          $  2,381       $   19        $   641       $  1,968     $  5,009
Government Money Market Fund
   Class A ..................................        $0          $ 35,959       $  292        $ 9,676       $ 29,716     $ 75,643
   Class I ..................................        $0          $ 65,233       $  530        $17,554       $ 53,908     $137,225
Money Market Fund
   Class A ..................................        $0          $ 81,003       $  658        $21,798       $ 66,941     $170,391
   Class I ..................................        $0          $218,157       $1,771        $58,705       $180,283     $458,916
Ohio Municipal Money Market Fund
   Class A ..................................        $0          $  8,878       $   72        $ 2,389       $  7,337     $ 18,676
   Class I ..................................        $0          $ 39,860       $  324        $10,726       $ 32,940     $ 83,850
Pennsylvania Tax Exempt Money Market Fund
   Class A ..................................        $0          $  5,826       $   47        $ 1,568       $  4,814     $ 12,255
   Class I ..................................        $0          $ 13,623       $  111        $ 3,666       $ 11,258     $ 28,658
Tax Exempt Money Market Fund
   Class A ..................................        $0          $ 16,535       $  134        $ 4,449       $ 13,664     $ 34,782
   Class I ..................................        $0          $ 77,039       $  625        $20,731       $ 63,664     $162,059

                                                               Compensation
                                                                     and                                    Preparation
                                                                  Expenses                  Printing and       and
                                                                   of the      Allocable     Mailing of    Distribution
                                                                Underwriter    Overhead,    Prospectuses     of Sales
                                                                  and its      Telephone   to Other Than    Literature
                                                Compensation       Sales      and Travel      Current          and
FUND                                             to Dealers      Personnel     Expenses     Shareholders    Advertising    Totals
----                                            ------------   ------------   ----------   -------------   ------------   --------
Treasury Money Market Fund
   Class A ..................................        $0          $ 18,808       $  153        $ 5,061       $ 15,543     $ 39,565
   Class I ..................................        $0          $ 36,196       $  294        $ 9,740       $ 29,912     $ 76,142

          During the fiscal year ended May 31, 2009, the Underwriter incurred the following expenses in connection with distribution under the C Shares Plan:

                                                               Compensation
                                                                     and                                    Preparation
                                                                  Expenses                  Printing and       and
                                                                   of the      Allocable     Mailing of    Distribution
                                                                Underwriter    Overhead,    Prospectuses     of Sales
                                                                  and Its      Telephone   to Other Than    Literature
                                                Compensation       Sales      and Travel      Current          and
FUND                                             to Dealers      Personnel     Expenses     Shareholders    Advertising    Totals
----                                            ------------   ------------   ----------   -------------   ------------   --------
Balanced Allocation Fund ....................      $ 9,364        $  914         $ 7            $246          $  756       $11,287
International Equity Fund ...................      $ 3,526        $  403         $ 3            $108          $  333       $ 4,373
Large Cap Core Equity Fund ..................      $ 1,453        $  146         $ 1            $ 39          $  120       $ 1,759
Large Cap Growth Fund .......................      $ 2,141        $  221         $ 2            $ 59          $  183       $ 2,606
Large Cap Value Fund ........................      $ 1,956        $  194         $ 2            $ 52          $  161       $ 2,365
Mid Cap Value Fund ..........................      $35,507        $3,527         $29            $949          $2,914       $65,474
Multi-Factor Small Cap Core Fund ............      $     0        $    0         $ 0            $  0          $    0       $     0
Multi-Factor Small Cap Growth Fund ..........      $     0        $    0         $ 0            $  0          $    0       $     0
Multi-Factor Small Cap Value Fund ...........      $18,564        $1,894         $15            $510          $1,565       $22,548
S & P 500 Index Fund ........................      $ 8,630        $  817         $ 7            $220          $  676       $10,350
Small Cap Core Fund .........................      $ 4,091        $  397         $ 3            $107          $  328       $ 4,926
Bond Fund ...................................      $ 1,539        $  115         $ 1            $ 31          $   95       $ 1,781
Government Mortgage Fund ....................      $ 8,872        $  601         $ 5            $162          $  497       $10,137
Intermediate Bond Fund ......................      $ 4,418        $  334         $ 3            $ 90          $  276       $ 5,257
Limited Maturity Bond Fund ..................      $ 4,509        $  274         $ 2            $ 74          $  227       $ 5,086
Total Return Advantage Fund .................      $ 1,383        $  126         $ 1            $ 34          $  104       $ 1,648
Intermediate Tax Exempt Bond Fund ...........      $    38        $    3         $ 0            $  1          $    2       $    44
Michigan Intermediate Municipal Bond Fund ...      $   429        $   30         $ 0            $  8          $   25       $   492
Ohio Intermediate Tax Exempt Bond Fund ......      $ 4,819        $  384         $ 3            $103          $  317       $ 5,626
Pennsylvania Intermediate Municipal
   Bond Fund ................................      $ 7,935        $  490         $ 4            $132          $  405       $ 8,966
Money Market Fund ...........................      $ 1,270        $   71         $ 1            $ 19          $   59       $ 1,420

          The Adviser, its affiliates or the Funds' Underwriter may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and National Association of Securities Dealers. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds' shares or the provision of services to the Funds.

          From time to time, the Adviser or the Funds' Underwriter also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

          PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, with offices at, 301 Bellevue Parkway, Wilmington, DE 19809, serves as custodian (the "Custodian") to PNC Funds pursuant to a Custodian Services Agreement dated February 21, 2006. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Prior to February 21, 2006, National City Bank served as PNC Funds' custodian with respect to the Funds.

          PNC Global Investment Servicing, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds pursuant to a Transfer Agency and Service Agreement dated June 10, 2006. As part of these services, PNC Global Investment Servicing maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund's cash distributions to shareholders. Prior to June 10, 2006, State Street Bank and Trust Company served as PNC Funds' transfer agent and dividend disbursing agent with respect to the Funds.

                           SHAREHOLDER SERVICES PLAN

          PNC Funds has implemented a Shareholder Services Plan with respect to Class A Shares, Class C Shares, and Class T Shares (the "Services Plan") pursuant to which PNC Funds may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class A Shares, Class C Shares or Class T Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund's Class A Shares or Class C Shares held by a financial institution's customers and the payment (on an annualized basis) of up to 0.10% of the NAV attributable to each Fund's Class T Shares held by a financial institution's customers.

          Services under the Services Plan may include:

          (i) aggregating and processing purchase and redemption requests from customers;

          (ii) providing customers with a service that invests the assets of their accounts in Class A Shares, Class C Shares or Class T Shares;

          (iii)  processing dividend payments from the Funds;

          (iv) providing information periodically to customers showing their position in Class A Shares, Class C Shares or Class T Shares;

          (v)    arranging for bank wires;

          (vi) responding to customer inquiries relating to the services performed with respect to Class A Shares, Class C Shares or Class T Shares beneficially owned by customers;

          (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;

          (viii) forwarding shareholder communications; and

          (ix)   other similar services requested by PNC Funds.

          Agreements between PNC Funds and financial institutions will be terminable, without penalty, at any time by PNC Funds.

                             PORTFOLIO TRANSACTIONS

          Pursuant to the Advisory Agreements and the Sub-Advisory Agreement, the Adviser and Sub-Advisers are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser and Sub-Advisers purchase portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

          For the last three fiscal years, the Funds paid brokerage commissions in the aggregate as follows:

FUND                                                 2009        2008             2007
----                                                 ----        ----             ----
Balanced Allocation Fund .......................   $230,672   $  231,047       $  179,928
International Equity Fund ......................   $312,749   $  563,570       $  430,299
Large Cap Core Equity Fund .....................   $250,164   $  323,712       $  325,837
Large Cap Growth Fund ..........................   $603,172   $  852,551       $1,020,898
Large Cap Value Fund ...........................   $945,740   $1,833,062       $1,286,727
Mid Cap Value Fund .............................   $455,818   $  534,608       $  589,571
Multi-Factor Small Cap Core Fund ...............   $216,171   $   99,130       $   96,955
Multi-Factor Small Cap Growth Fund .............   $ 22,483   $   17,453       $   14,704
Multi-Factor Small Cap Value Fund ..............   $292,429   $1,325,996       $1,272,730
S&P 500 Index Fund .............................   $ 31,300   $   25,055       $   35,177
Small Cap Core Fund ............................   $400,910   $  267,428       $  247,270
Bond Fund ......................................   $  2,027   $        0       $        0
Government Mortgage Fund .......................   $      0   $        0       $        0
High Yield Bond Fund ...........................   $    648   $      345(1)             *
Intermediate Bond Fund .........................   $      0   $        0       $        0
Limited Maturity Bond Fund .....................   $      0   $        0       $        0
Total Return Advantage Fund ....................   $  1,850   $        0       $        0
Ultra Short Bond Fund ..........................   $      0   $        0       $        0
Intermediate Tax Exempt Bond Fund ..............   $      0   $        0       $        0
Michigan Intermediate Municipal Bond Fund ......   $      0   $        0       $        0
Ohio Intermediate Tax Exempt Bond Fund .........   $      0   $        0       $        0
Pennsylvania Intermediate Municipal Bond Fund ..   $      0   $        0       $        0

----------
*    Not in operation during the period.

(1)  For the period April 29, 2008 (commencement of operations) to May 31, 2008.

          While the Adviser and Sub-Advisers generally seek competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser and Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement and the Sub-Advisory Agreements, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-Advisers are authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser and Sub-Advisers may receive orders for transactions by the Funds. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and Sub-Advisers and does not reduce the fees payable to the Adviser by the Funds or to the Sub-Advisers by the Adviser. Such information may be useful to the Adviser and Sub-Advisers in serving both the Funds and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser and Sub-Advisers in carrying out their obligations to the Funds.

          Portfolio securities will not be purchased from or sold to PNC Funds' Adviser, Sub-Advisers, Underwriter, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's or Sub-Advisers' affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

          Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The value of each Fund's aggregate holdings of securities of its regular broker-dealers as of May 31, 2009 is as follows:

                                                                      VALUE OF FUND'S
                                                                    AGGREGATE HOLDINGS
FUND NAME                                       ISSUER                   OF ISSUER
---------                            ----------------------------   ------------------
Balanced Allocation Fund             Bank of America                    $   333,011
                                     UBS AG                             $    38,777
                                     Credit Suisse Group AG             $   748,174
                                     Morgan Stanley & Co., Inc.         $   747,392
                                     JP Morgan Chase                    $ 5,422,080
                                     Goldman Sachs & Co.                $   970,423

Large Cap Core Equity Fund           JP Morgan Chase                    $ 8,427,787
                                     Goldman Sachs & Co.                $ 3,141,506

Large Cap Growth Fund                JP Morgan Chase                    $ 2,819,350

Large Cap Value Fund                 JP Morgan Chase                    $23,792,368
                                     Goldman Sachs & Co.                $ 8,010,190
                                     Morgan Stanley & Co., Inc.         $ 4,535,569

S&P 500 Index Fund                   Bank of America                    $ 1,125,569
                                     JP Morgan Chase                    $ 4,338,386
                                     Goldman Sachs & Co.                $   946,500
                                     Morgan Stanley & Co., Inc.         $   483,998
                                     PNC Financial Services Group       $   254,078

Total Return Advantage Fund          Credit Suisse Group AG             $   983,507
                                     Bank of America                    $ 1,362,358
                                     JP Morgan Chase                    $ 5,648,708
                                     Morgan Stanley & Co., Inc.         $ 1,681,829
                                     Goldman Sachs & Co.                $ 1,326,011

Mid Cap Value Fund                   JP Morgan Chase                    $ 4,467,505

Multi-Factor Small Cap Core Fund     Investment Tech Group3             $    80,080
                                     JP Morgan Chase                    $   377,205

Multi-Factor Small Cap Growth Fund   JP Morgan Chase                    $   158,342

Small Cap Core Fund                  JP Morgan Chase                    $ 4,820,915

Bond Fund                            Credit Suisse Group AG             $   555,499
                                     Bank of America                    $ 1,692,118
                                     JP Morgan Chase                    $10,625,767
                                     Morgan Stanley & Co., Inc.         $ 2,050,312
                                     Goldman Sachs & Co.                $ 1,858,685

Intermediate Bond Fund               Credit Suisse Group AG             $ 1,165,275
                                     Bank of America                    $ 6,300,035
                                     Barclays Bank                      $ 1,016,268
                                     UBS AG                             $   829,783
                                     Deutsche Bank                      $ 1,516,031
                                     Morgan Stanley & Co., Inc.         $ 3,178,336
                                     Goldman Sachs & Co.                $ 4,162,743
                                     JP Morgan Chase                    $20,046,048

                                                                      VALUE OF FUND'S
                                                                    AGGREGATE HOLDINGS
FUND NAME                                       ISSUER                   OF ISSUER
---------                            ----------------------------   ------------------
Ultra Short Bond Fund                Bank of America                    $ 1,575,006
                                     Goldman Sachs & Co.                $   595,775
                                     JP Morgan Chase                    $ 3,498,079
                                     Morgan Stanley & Co., Inc.         $   453,094

Limited Maturity Bond Fund           Bank of America                    $ 3,500,013
                                     JP Morgan Chase                    $ 3,520,295
                                     Morgan Stanley & Co., Inc.         $   900,844
                                     Goldman Sachs & Co.                $ 1,680,890

High Yield Bond Fund                 Bank of America                    $   153,920
                                     JP Morgan Chase                    $   143,765


          The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Funds, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' accounts are customers of the commercial departments of any of the Adviser's affiliates.

          Investment decisions for a Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the Adviser or Sub-Advisers. Such other Funds, investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser or Sub-Advisers believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law, and by the Advisory Agreement and the Sub-Advisory Agreements, the Adviser or Sub-Advisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Deloitte & Touche LLP, with offices at 111 South Wacker Drive, Chicago, IL 60606, serves as the Independent Registered Public Accounting Firm for the Funds. The financial highlights for the Funds included in the Prospectuses and the financial statements for the Funds contained in the PNC Funds' 2009 Annual Report (their "Report"), and the Report itself, are incorporated by reference into this SAI and were audited by Deloitte & Touche LLP for the fiscal year ended May 31, 2009 and by Ernst & Young LLP, the Funds' prior independent registered public accounting firm, for all prior fiscal periods.

                                     COUNSEL

          Drinker Biddle & Reath LLP (of which Ms. Talley, Secretary of PNC Funds, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to PNC Funds and will pass upon the legality of the shares offered hereby. Squire, Sanders & Dempsey L.L.P., 4900 Key Center, 127 Public Square, Cleveland, Ohio 44114-1304, acts as special Ohio counsel for PNC Funds with respect to certain matters under Ohio law. Dickinson Wright PLLC, 38525 Woodward Avenue, Suite 2000, Bloomfield Hills, Michigan 48304-2970, acts as special Michigan counsel for PNC Funds with respect to certain matters under Michigan law.

                             PERFORMANCE INFORMATION

YIELD FOR THE FIXED INCOME FUNDS AND TAX EXEMPT BOND FUNDS

          A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                    Yield = 2 [([(a-b)/cd] + 1)6 - 1]

     Where:   a =   dividends and interest earned during the period.

              b =   expenses accrued for the period (net of reimbursements).

              c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

              d = maximum offering price per share on the last day of the period.

          The Fixed Income Funds and Tax Exempt Bond Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          Interest earned on tax exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares" and "Sales Charges - Contingent Deferred Sales Charges -Class C Shares" in the Prospectuses.

          The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

YIELDS FOR THE MONEY MARKET FUNDS

          Yields for the Money Market Funds are computed by: (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Money Market Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted; (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the value of the account in each Money Market Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Money Market Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Money Market Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Money Market Fund is computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          The Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax exempt.

TOTAL RETURN

          Each Fund (other than the Money Market Funds) computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T = [(ERV / P)1/n - 1]

     Where:   T =   average annual total return

              ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

              P =   hypothetical initial payment of $1,000

              n = period covered by the computation, expressed in terms of years

          Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

          "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund (other than the Money Market Funds) are included in the Prospectuses.

          "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

          "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels; (ii) the impact of the federal alternative minimum tax; and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

          From time to time the performance of the Funds may be quoted in advertisements and various financial publications.

          The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                                  MISCELLANEOUS

          PNC Funds bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

          As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of PNC Funds or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of PNC Funds or such fund or
(b) 67% or more of the shares of PNC Funds or such fund present at a meeting if more than 50% of the outstanding shares of PNC Funds or such fund are represented at the meeting in person or by proxy.

          The assets belonging to a Fund include the consideration received by PNC Funds upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of PNC Funds not belonging to the Fund. In determining a Fund's NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.

          As of September 4, 2009, the following persons owned of record 5 percent or more of the outstanding shares of the Funds of PNC Funds:

FUND NAME AND CLASS/ SHAREHOLDER                                     SHARES OUTSTANDING   PERCENTAGE
--------------------------------                                     ------------------   ----------
BALANCED ALLOCATION FUND CLASS C

FIRST CLEARING, LLC
SANDRA L BUTTS (IRA)
FCC AS CUSTODIAN
SPENCER IN 47460-6618                                                        34,374.064      23.87%

FIRST CLEARING, LLC
WALLACE N CHASE (IRA)
FCC AS CUSTODIAN
INDIANAPOLIS IN 46236-9735                                                   12,395.785       8.61%

FIRST CLEARING, LLC
DORTHEA M DUMDIE (IRA)
AURORA IL 60505-5152                                                          8,217.221       5.71%

BALANCED ALLOCATION FUND CLASS I

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                  6,533,409.981      38.94%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                   6,069,831.110      36.17%

PATTERSON & CO FBO ALLEGIANT
TTEE PLUMBERS STEAMFITTERS LOC 440
CHARLOTTE NC 28288-1076                                                   2,534,988.521      15.11%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     981,862.326       5.85%

BOND FUND CLASS C

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                                   10,751.273      27.49%

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                                    4,263.498      10.90%

PFPC TRUST CO CUST SEP IRA FBO
DARREL L. TAYLOR
LOVINGTON IL 61937-9333                                                       2,946.725       7.53%

UBS FINANCIAL SERVICES INC.
UBS-FINSVC CDN FBO
MRS PATRICIA MATTERA
WEEHAWKIN NJ 07086-8154                                                        2,770.20       7.08%

FIRST CLEARING CORPORATION
GINGER L COLLEY (IRA)
FCC AS CUSTODIAN
ASHLEY OH 43003-9733                                                          2,679.805       6.85%

RAYMOND JAMES & ASSOC INC
FBO CARL L CULP & MARIE CULP JT/WROS
FORD CITY PA 16226-1406741                                                    2,324.279       5.94%

PERSHING LLC
JERSEY CITY, NJ 07303-9998                                                    2,131.752       5.45%

BOND FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                  11,052,583.654      47.27%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                  4,848,365.903      20.74%

PATTERSON & CO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                   3,753,320.534      16.05%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,543,964.481      10.88%

GOVERNMENT MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVLAND OH 44135-1389                                                  198,943,937.090      73.68%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                 64,457,109.010      23.87%

GOVERNMENT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                                 537,973,744.700      72.51%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1389                                                  89,977,462.640      12.13%

WACHOVIA BANK
CHARLOTTE NC 28262-8522                                                  40,475,823.260       5.46%

GOVERNMENT MORTGAGE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                                      204,490.308      12.34%

GOVERNMENT MORTGAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                                  217,326.479      61.39%

GOVERNMENT MORTGAGE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   8,639,390.717      53.88%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,715,481.829      16.94%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                                  2,144,058.403      13.37%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   1,468,959.401       9.16%

HIGH YIELD BOND FUND CLASS A

FIRST CLEARING, LLC
GORDON & DORIS JOHNSON TRUST
GORDON JOHNSON TTEE
SAINT LOUIS MO 63110-3731                                                    11,898.937      40.43%

FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS MO 63110-3731                                                    10,217.592      34.71%

FIRST CLEARING, LLC
VERA M REID (IRA)
FCC AS CUSTODIAN
WHITEHOUSE OH 43571-9244                                                      6,331.848      21.51%

HIGH-YIELD BOND FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     620,444.687      44.05%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                     361,815.078      25.69%

PNC HOLDING LLC
WILMINGTON DE 19801                                                         286,199.098      20.32%

PATTERSON & CO FBO ALLEGIANT
VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                     107,200.234       7.61%

INTERMEDIATE BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL  32246-6486                                                  71,298.268      57.68%

RBC CAPITAL MARKETS CORP FBO
SAMUEL E TAYLOR
SAMUEL E TAYLOR REV TRUST
MARCO ISLAND FL 34145-5224                                                   10,928.881       8.84%

INTERMEDIATE BOND FUND CLASS I

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                  14,502,700.509      44.44%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                  8,804,730.263      26.98%

SHELDON & CO.
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   6,268,187.927      19.21%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

NFS LLC FEBO
GEETA ARORA
NEW YORK NY 10010                                                           100,020.370      17.89%

CAREN M PETERSON
ROCKFORD IL 61107-1354                                                       31,347.968       5.61%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                                    3,437.482      68.25%

MS&CO FBO
ELIZABETH BECK CAMERON
WATHA NC 28478-8646                                                           1,537.923      30.53%

INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                   4,998,572.793      86.62%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     456,227.133       7.91%

INTERNATIONAL EQUITY FUND CLASS C

FIRST CLEARING, LLC
JAMES LEVIN AND JILL LEVIN
CLEVELAND OH 44113-2948                                                        3,962.05      16.76%

FIRST CLEARING, LLC
RICHARD H WETHERILL
AMA ACCOUNT
PEORIA IL 61615-6607                                                          2,950.488      12.48%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                                    2,124.360       8.99%

FIRST CLEARING, LLC
HELENE M SIEGEL (ROTH IRA)
FCC AS CUSTODIAN
HIGHLANDS NC 28741                                                            1,363.400       5.77%

INTERNATIONAL EQUITY FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   9,439,381.253      42.92%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   6,315,962.399      28.72%

KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
CLEVELAND OH 44101-4871                                                   2,930,271.635      13.32%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,010,204.948       9.14%

LARGE CAP CORE EQUITY FUND CLASS C

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE OH 43150-9641                                                       4,369.408      19.88%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
DARYL H WILL
OVIEDO FL 32765-8999                                                          3,620.719      16.47%

PFPC TRUST COMPANY
CUST FOR SEP IRA OF
STEPHEN M ANDRASSY
PARMA HEIGHTS OH 44130-3001                                                   2,603.579      11.84%

RAYMOND JAMES & ASSOC INC
FBO RAYMOND E SPARKS IRA
BELLEVILLE OH 44813-9290910                                                   2,054.494       9.35%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
SUZANNE B GAYDA
TACOMA WA 98499-1266                                                          1,480.783       6.74%

LARGE CAP CORE EQUITY FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     804,525.646      46.96%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                     367,087.192      21.43%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     240,889.638      14.06%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                     208,716.828      12.18%

LARGE CAP GROWTH FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,994,254.454      36.03%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,617,595.728      31.50%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   1,488,644.536      17.91%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                     432,235.835       5.20%

LARGE CAP GROWTH FUND CLASS C

RAYMOND JAMES & ASSOC INC
FBO KATHLEEN A LORENZ IRA
MANSFIELD OH 44904-1621559                                                    1,866.971       8.82%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
WILLIAM J LEMMON
NORTH CANTON OH 44720-3583                                                    1,726.250       8.15%

FIRST CLEARING, LLC
STEVEN R SEPE SR (IRA)
FCC AS CUSTODIAN
YORKVILLE IL 60560-4587                                                       1,711.526       8.08%

FIRST CLEARING, LLC
ANN B CUNNINGHAM
APOPKA FL 32712-2008                                                          1,468.993       6.94%

FIRST CLEARING, LLC
GLENN A BUTLER &
KYLE L BUTLER JR TEN
ALTAMONTE SPG FL 32701-6234                                                   1,451.496       6.85%

LARGE CAP VALUE FUND CLASS C

NFS LLC FEBO
NFS/FMTC IRA
FBO SHELLEY E PLYMALE JR
OVERLAND PARK KS 66213-2038                                                   2,372.376       9.57%

FIRST CLEARING, LLC
LYSSA BUTLER IRA
FCC AS CUSTODIAN
WALNUT CREEK CA 94598-3413                                                    2,191.303       8.84%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                                    2,047.975       8.26%

PERSHING LLC
JERSEY CITY NJ 07303-9998                                                     1,679.028       6.77%

FIRST CLEARING, LLC
RICHARD E WETHERILL
AMA ACCOUNT
PERORIA IL 61615-6607                                                         1,607.164       6.48%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
NANCY R CRANE
KIRKLAND WA 98037-4122                                                        1,266.961       5.11%

FIRST CLEARING, LLC
ALICIA TIBBALS
PLANO TX 75024-3036                                                           1,242.059       5.01%

LARGE CAP VALUE FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   6,652,711.334      25.64%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   5,727,609.152      22.07%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   5,526,833.281      21.30%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                   3,457,805.963      13.33%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,004,128.239       7.72%

LIMITED MATURITY BOND FUND CLASS A

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO CA 94104-4151                                                 125,116.834      14.47%

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICE FBO MUTUAL FUND CLIENTS
ATTN: PRUCHOICE UNIT
ISELIN NJ 08830-2710                                                         79,170.878       9.16%

LIMITED MATURITY BOND FUND CLASS C

PFPC TRUST COMPANY
CUST FOR THE IRA OF
ALAN G YOUNG
BLAIRVILLE GA 30512-0000                                                     29,205.687      10.35%

FIRST CLEARING, LLC
NORTHERN ITASCA HOSPITAL DIST
DEPRECIATION ACCOUNT
ATTN DAN ODEGAARD                                                            15,179.247       5.38%

LIMITED MATURITY BOND FUND CLASS I

SHELDON & CO (REINV)
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   6,286,108.779      44.84%

SHELDON & CO.
FUTURE QUEST-C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   4,526,796.644      32.29%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                   1,966,266.380      14.03%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS A

FIRST CLEARING, LLC
PATRICK F OWENS
ELEANOR KRETZ
BIRCH RUN MI  48415-8728                                                    225,179.299      20.82%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS C

PERSHING LLC
JERSEY CITY NJ 07303-9998                                                     2,477.462      29.90%

FIRST CLEARING, LLC
RAIMONDS T ZIEMELIS
MUSKEGON MI 49445-2630                                                        2,426.487      29.29%

MS & CO FBO
JAMES MCCUE TOD S NICHOLSON, K LOGAN, B CROCKETT, J MCCUE, M MCCUE
SUBJ TO STA RULES
LANSING MI 48912-3303                                                         2,075.065      25.04%

ARMOND W MOORE
THREE RIVERS MI 49093-1492                                                    1,170.323      14.12%

MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,362,115.407      89.20%

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     140,098.321       5.29%

MID CAP VALUE FUND CLASS A

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO CA 94104-4151                                               1,878,821.499      38.70%

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                                      244,077.813       5.03%

MID CAP VALUE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                                   23,859.392       5.03%

MID CAP VALUE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   3,226,410.755      29.51%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,835,785.907      25.93%

WHITELAW & CO
FBO NC S & I PLAN I
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                  1,678,727.031      15.35%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   1,249,090.490      11.42%

MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH  44135-1389                                                266,063,821.940      47.30%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                240,183,252.780      42.70%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND OH  44135-1396                                                 30,027,424.090       5.34%

MONEY MARKET FUND CLASS C

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RITA SUE MILLER
WINTER PARK FL 32789-5736                                                     46,535.65      26.23%

SUSAN A MUZZONE
OVIEDO FL 32765-9395                                                         34,636.370      19.52%

RBC CAPITAL MARKETS CORP FBO
JAY BLUMENTHAL
ANDREA BLUMENTHAL
JT TEN/WROS
CHATHAM NJ 07928-1305                                                        28,654.780      16.15%

FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH PA 15226-1836                                                     20,000.000      11.27%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
STEPHEN A GORDON
BROOKLINE MA 02446-4602                                                      15,928.430       8.98%

FIRST CLEARING, LLC
HELEN V DAVIS
INDIANAPOLIS IN 46219-5555                                                    9,664.820       5.45%

MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                               1,341,460,344.710      80.37%

WACHOVIA BANK
CHARLOTTE NC 28262-8522                                                 153,370,339.080       9.19%

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                                 129,099,542.900       7.74%

MULTI-FACTOR SMALL CAP CORE FUND CLASS A

FIRST CLEARING, LLC
WILLARD R BRINEGAR
FCC AS CUSTODIAN
CHAMPAIGN IL 61820-3436                                                       6,069.212      18.45%

FIRST CLEARING, LLC
MICHAEL R GRAHAM (IRA)
FCC AS CUSTODIAN
LIBERTYVILLE IL 60048-2501                                                    2,946.818       8.96%

FIRST CLEARING, LLC
DIANE S KRUTO
LISLE IL 60532-1717                                                           1,962.614       5.97%

FIRST CLEARING CORPORATION
J JOSEPH WALSH (IRA)
FCC AS CUSTODIAN
DAYTON OH 45415-2129                                                          1,931.156       5.87%

FIRST CLEARING, LLC
J STYLE CUSTOM HOMES LLC
INDIANAPOLIS IN 46226-4715                                                    1,655.715       5.03%

MULTI-FACTOR SMALL CAP CORE FUND CLASS C

PFPC DISTRIBUTORS INC
ATTN BRUNO DISTEFANO
KING OF PRUSSIA PA 19406-1212                                                     1.016     100.00%

MULTI-FACTOR SMALL CAP CORE FUND CLASS I

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,418,092.224      70.17%

THE NORTHERN TRUST COMPANY
CUSTODIAN FBO LOCAL 513
CHICAGO IL 60675                                                            554,362.800      16.09%

SAXON & CO
PHILADELPHIA PA  19153-1888                                                 324,507.933       9.41%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS C

CHARLES SCHWAB &CO INC
SPECIAL CUSTODY ACCT (FBO)
CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4122                                                  34,280.689      15.40%

MULTI-FACTOR SMALL CAP GROWTH CLASS C

ROBERT W BAIRD & CO. INC.
MILWAUKEE WI 53202-5391                                                       2,059.491      12.68%

PFPC TRUST COMPANY
ROTH CONTRIBUTION IRA
C DAVID MILLER
WINTER PARK FL 32789-5736                                                     1,281.466       7.89%

RAYMOND JAMES & ASSOC INC
FBO CARL L CULP & MARIE CULP JT/WROS
FORD CITY PA 16226-1406741                                                    1,037.812       6.39%

FIRST CLEARING, LLC
TIMOTHY PRESBREY
AURORA IL 60505-5308                                                            902.476       5.56%

MULTI-FACTOR SMALL CAP GROWTH CLASS I

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     963,741.798      46.97%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     528,242.813      25.74%

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                     222,609.851      10.85%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                                      521,621.096      23.26%

MULTI-FACTOR SMALL CAP VALUE FUND CLASS I

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE, NC 28288-1076                                                  1,140,225.027      38.61%

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     845,303.154      28.62%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     526,023.412      17.81%

CHARLES SCHWAB & CO INC
ATTN MUTUAL FUNDS
SPECIAL CUSTODY ACCOUNT
SAN FRANCISCO CA 94104-4151                                                 148,172.614       5.02%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS A

NFS LLC FEBO
CENTRAL OHIO PAPER & PACKAGING
SANDUSKY OH 44870                                                            82,413.177       7.17%

Ohio Intermediate Tax Exempt Bond Fund Class C

UBS FINANCIAL SERVICES INC. FBO
GILDA E COHEN TTEE
GILDA E COHEN TRUST
SHAKER HTS OH 44122-4012                                                     18,005.791      23.39%

FIRST CLEARING, LLC
DOROTHY L ACKERS
ROBERT J HENDERSON JTWROS
RUSHVILLE OH 43150-9641                                                      10,990.489      14.28%

FIRST CLEARING, LLC
VIRGILENE K ROLLINGS
TOD REGISTRATION
DAYTON OH 45426                                                               7,897.273      10.26%

FIRST CLEARING, LLC
J DAVID STEIN
CENTERVILLE OH 45458-2419                                                     5,370.830       6.98%

FIRST CLEARING, LLC
JOYCE E MATTHEWS
COLUMBUS OH 43235-3431                                                        5,355.257       6.96%

FIRST CLEARING, LLC
DONALD RICHARDS
CHAGRIN FALLS OH 44023-1800                                                   4,457.552       5.79%

FIRST CLEARING, LLC
ROSALIA H STOJOVIC
TOD REGISTRATION
CLEVELAND OH 44114                                                            4,438.211       5.77%

OHIO INTERMEDIATE TAX EXEMPT BOND FUND CLASS I

SHELDON & CO
ATTN:TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   7,474,193.749      83.43%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   1,123,552.628      12.54%

OHIO MUNICIPAL MONEY MARKET FUND CLASS A

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND OH 44135-1396                                                  45,968,890.970      58.22%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND OH 44135-1396                                                  17,442,847.830      22.09%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                 13,556,257.790      17.17%

OHIO MUNICIPAL MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                                 299,727,932.300      79.46%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
COLUMBUS OH 44135-1389                                                   56,037,950.150      14.86%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS C

FIRST CLEARING, LLC
MARTHA BAIRD
GREENVILLE PA 16125-7804                                                     30,740.866      14.93%

FIRST CLEARING, LLC
WILLIAM J HORVATH
PHOENIXVILLE PA 19460-1885                                                   23,870.740      11.59%

FIRST CLEARING, LLC
VIOLA DUGAN
AUDUBON PA 19403                                                             16,947.066       8.23%

FIRST CLEARING, LLC
EDITH S MILLER
AUDUBON PA 19403                                                             16,904.121       8.21%

FIRST CLEARING, LLC
GIULIO PERILLO
MALVERN PA 19335-3357                                                        12,814.989       6.22%

FIRST CLEARING, LLC
EMILE H SAVARD &
PATRICIA A SAVARD JT WROS
YORK PA 17402-2611                                                           10,769.951       5.23%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS A

FIRST CLEARING, LLC
JOAN A WICKERHAM
SHARPSVILLE PA 16150-1814                                                    34,653.399      12.81%

FIRST CLEARING, LLC
CAROLE G CARROLL
BETHEL PARK PA 15102-2365                                                    30,087.309      11.12%

FIRST CLEARING, LLC
RONALD MOLINARI
SHARPSVILLE PA 16150-2034                                                    27,160.626      10.04%

FIRST CLEARING, LLC
FRANCES E KIMMEL REV TRUST
RANDALL KIMMEL TRUSTEE
ERIE PA 16509                                                                22,871.752       8.45%

FIRST CLEARING, LLC
HAROLD A LEWIS
BETTY L LEWIS
HERMITAGE PA 16148-2903                                                      14,394.237       5.32%

PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND CLASS I

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                  2,694,768.386      88.53%

SHELDON & CO. (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     239,100.206       7.86%

PENNSYLVANIA TAX EXEMPT MONEY MARKET FUND CLASS A

REICH & TANG SERVICES INC
FBO VARIOUS CUSTOMERS
ATTN CHRIS GILL
NEW YORK NY 10020-2302                                                   10,075,097.550      36.89%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                  5,309,497.780      19.44%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMERS
CLEVELAND OH 44135-1396                                                   4,913,501.420      17.99%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMER
CLEVELAND OH 44135-1396                                                   4,371,342.550      16.00%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1396                                                   1,617,564.730       5.92%

PENNSYLVANIAN TAX EXEMPT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
TRUST OPERATIONS
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                                  115,873,465.82      99.00%

SMALL CAP CORE FUND CLASS A

FIRST CLEARING, LLC
GORDON A JOHNSON (SEP IRA)
FCC AS CUSTODIAN
SAINT LOUIS MO 63110-3731                                                    21,260.555      10.82%

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICE FBO MUTUAL FUND CLIENTS
ATTN:  PRUCHOICE UNIT
ISELIN, NJ 08830-2710                                                        18,395.678       9.36%

SMALL CAP CORE FUND CLASS C

NFS LLC FEBO
NFS/FMTC IRA
FBO ROBERT J HOLMES JR
WINTER SPRINGS FL 32708-5928                                                 11,648.976      13.68%

PFPC TRUST COMPANY
CUST FOR THE IRA OF
RICHARD T KOLAR
OVIEDO FL 32765-6470                                                          8,043.295       9.45%

NFS LLC FEBO
NFS/FMTC IRA
FBO NATHAN A HARRELL
OVERLAND PARK   KS 66223                                                      7,506.534       8.82%

RBC CAPITAL MARKETS CORP FBO
MATTHEW GENNARI
INDIVIDUAL RETIREMENT ACCOUNT
HUNT VALLEY MD 21030-2225                                                     4,418.695       5.19%

SMALL CAP CORE FUND CLASS I

SHELDON & CO (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   9,347,809.568      48.26%

SHELDON & CO.
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   4,810,023.794      24.83%

SHELDON & CO
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   3,296,789.140      17.02%

KEYBANK NA
FBO CLE FDN-NCB-BALANCED CHAR CUS
CLEVELAND OH 44101-4871                                                   1,222,868.650       6.31%

S&P 500 INDEX FUND CLASS A

NATIONWIDE TRUST COMPANY FSB
C/O IPO PORTFOLIO ACCOUNTING
COLUMBUS OH 43218-2029                                                    1,585,753.619      67.57%

S&P 500 INDEX FUND CLASS C

WELLS FARGO INVESTMENTS LLC
MINNEAPOLIS, MN 55402                                                        11,475.263       7.46%

UBS FINANCIAL SERVICES INC. FBO
UBS-FINSVC CDN FBO
MR LYMAN F NARTEN
WEEHAWKEN NJ 07086-8154                                                       9,158.231       5.95%

FIRST CLEARING, LLC
JODY L BERNAM TRUST
JODY L BERNAM TTEE
FARMINGTON HILLS MI 48331-1910                                                7,681.710       5.00%

S&P 500 INDEX FUND CLASS I

PATTERSON & CO FBO ALLEGIANT
FOR VARIOUS RETIREMENT PLANS
CHARLOTTE NC 28288-1076                                                   5,139,399.347      44.43%

WILMINGTON TRUST COMPANY TTEE (FBO)
NATIONAL CITY CORPORATION
DEFERRED COMPENSATION PLAN TRUST
C/O MUTUAL FUNDS
WILMINGTON DE 19899-8971                                                  2,594,443.478      22.43%

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   1,473,768.591      12.74%

SHELDON & CO. TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4777                                                     878,970.049       7.60%

NFS LLC FEBO
HUNTINGTON NATIONAL PARK
COLUMBUS OH 43219-6010                                                      714,194.930       6.17%

SHELDON & CO (CASH/REINV)
C/O NATIONAL CITY BANK
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                     588,093.562       5.08%

TAX EXEMPT MONEY MARKET FUND CLASS A

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                  78,004,393.84      57.13%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND OH 44135-1396                                                  20,519,652.240      15.03%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1396                                                  20,277,020.950      14.85%

NATIONAL CITY BANK
FBO PCG/RETAIL SWEEP CUSTOMER
CLEVELAND OH 44135-1396                                                  17,707,366.440      12.97%

TAX EXEMPT MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
OPERATIONS CENTER
CLEVELAND OH 44135-1389                                                 664,827,460.420      87.63%

TOTAL RETURN ADVANTAGE FUND CLASS A

CITIGROUP GLOBAL MARKETS INC.
NEW YORK NEW YORK 10001                                                      73,934.974       7.54%

TOTAL RETURN ADVANTAGE FUND CLASS C

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                                    3,101.907      18.43%

FIRST CLEARING, LLC
BARBARA BEBOUT
PITTSBURGH PA 15226-1836                                                      2,616.140      15.54%

FIRST CLEARING CORPORATION
THOMAS M PARKINSON &
HELEN PARKINSON
GRAYSLAKE IL 60030-2023                                                       2,016.581      11.98%

FIRST CLEARING, LLC
SOUTH SUBURBAN MONTESSORI
CAPITAL IMPROVEMENT FUND
BRECKSVILLE OH 44141-2590                                                     1,533.966       9.11%

FIRST CLEARING, LLC
VIRGINIA M GILLESPIE
PROSPECT OH 43342-9553                                                        1,379.482       8.20%

SCOTTRADE INC (FBO)
ROBERT B HERICH
ST LOUIS MO 63131-0759                                                        1,055.359       6.27%

FIRST CLEARING, LLC
HENDGA LIU
XIAOFAN YANG
WARSAW IN 46580-6123                                                            858.541       5.10%

TOTAL RETURN ADVANTAGE FUND CLASS I

SHELDON & CO. (REINV)
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   7,563,383.756      51.18%

SHELDON & CO
ATTN: TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   4,224,639.950      28.59%

TREASURY MONEY MARKET FUND CLASS A

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1389                                                  70,469,824.250      65.67%

WHEAT FIRST SECURITIES
GLEN ALLEN VA 23058-6629                                                 30,083,456.650      28.04%

NATIONAL CITY BANK OHIO
FBO AMA SWEEP CUSTOMERS
CLEVELAND OH 44135-1389                                                   6,434,652.690       6.00%

TREASURY MONEY MARKET FUND CLASS I

NATIONAL CITY BANK
CLEVELAND OH 44135-1389                                                 203,171,254.500      59.59%

NATIONAL CITY BANK
FBO CORPORATE AUTOSWEEP
CLEVELAND OH 44135-1389                                                 110,213,123.900      32.33%

ULTRA SHORT BOND CLASS I

SHELDON & CO
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                                                   2,850,075.496      17.41%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH  44101-4984                                                  2,052,177.503      12.53%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                                                1,849,266.123      11.29%
PNC HOLDING LLC
WILMINGTON DE 19801                                                       1,835,585.660      11.21%

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

     "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

     "F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

     "B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

     "C" - Securities possess high short-term default risk. Default is a real possibility.

     "R" - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

     "D" - Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

     "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

     "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

     "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

     "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

     "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest issuer credit rating assigned by Standard & Poor's.

     "AA" - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

     "A" - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

     "BBB" - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

     Obligations rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "c" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

     "B" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

     "CCC" - An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

     "CC" - An obligor rated "CC" is currently highly vulnerable.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     "SD" and "D" - An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

     "NR" - An issuer rated "NR" is not rated.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit or default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

     "BB" - Securities considered to be speculative. "BB" ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

     "B" - Securities considered to be highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

     "CCC," "CC" and "C" - A "CCC" rating indicates substantial credit risk, with default a real possibility. A "CC" rating indicates very high levels of credit risk. Default of some kind appears probable. "C" ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

     "D" - indicates an issuer that in Fitch ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

     Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

     "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

     In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

     "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

     "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS

     A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     - Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                                   APPENDIX B

                        DESCRIPTION OF FUTURES CONTRACTS

          Each Equity Fund and Fixed Income Fund (the "Funds") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information ("SAI"), to seek to increase total return. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

          USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

          DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser (or Sub-Advisers) wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser (or Sub-Advisers) believes that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of 98. If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The Adviser (or Sub-Advisers) could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser (or Sub-Advisers) wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser (or Sub-Advisers) believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

          The Adviser (or Sub-Advisers) could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS

          GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").

          Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

          The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

          As described in the SAI, a Fund may use futures for non-hedging (speculative) purposes to increase total return.

MARGIN PAYMENTS

          Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

          There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser (or Sub-Advisers). Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser (or Sub-Advisers).

          Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser (or Sub-Advisers) may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by the Fund is also subject to the Adviser's (or Sub-Advisers') ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

          The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C

                            PNC CAPITAL ADVISORS, LLC

                 SECTION 407: PROXY VOTING POLICY AND PROCEDURES

                               September 30, 2009

The purpose of these proxy voting policy and procedures is to ensure that PNC Capital Advisors, LLC ("PNC Capital") fulfills its responsibility to clients in connection with the voting of proxies. PNC Capital views the voting of proxies as an integral part of its investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in securities prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors, and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES

When the client has delegated proxy-voting authority to PNC Capital under the investment agreement (or other written agreement), PNC Capital will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that PNC Capital vote in accordance with such client's proxy voting policy and provides this proxy voting policy to PNC Capital, PNC Capital will vote as instructed. In the event a contract is silent on the matter, PNC Capital should get written confirmation from such client as to its preference, where possible. PNC Capital will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES

With respect to proxies for which PNC Capital has authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). The Committee will meet periodically to discuss the proxy votes for upcoming shareholders meetings. So long as a majority of the voting members are present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material and record the minutes of the Committee meeting. PNC Capital is authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement that are addressed in the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines") with a specific recommendation as to how to vote (e.g., "for", "against" or as "recommended by management"). "Refer Items" are those issues in the proxy statement for which the Guidelines are silent, or for where the Guidelines state that the item is to be decided on a case-by-case basis.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

(1) AUTHORITY TO VOTE PROXIES

The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Refer Items will be voted in accordance with the instructions of the Committee. The Committee will decide Refer Items by majority vote of the Committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that PNC Capital has agreed in writing to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Refer Items. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Refer Items, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

-    Publicly available information

-    Research and recommendation provided by the Service

-    Industry practices

-    Any special circumstances relating to the company

-    Advice from portfolio managers or investment professionals

-    Advice from legal counsel

-    Market conditions

-    Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the issuer's shareholders. In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

- the proxy is written in a language other than English and no translation has been provided;

-    the proxy require overseas travel in order to vote; or

- securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.

(2) CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of PNC Capital, its affiliates and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee seeks to avoid all situations that might lead to a real or apparent material conflict between (i) the interests of PNC Capital, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the PNC Capital, including Committee members, responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. PNC Capital and the Committee members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies. Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of PNC Capital provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

IDENTIFICATION OF CONFLICTS OF INTEREST: Proxies required to be voted with respect to PNC Capital's publicly-traded affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to PNC Capital's investment company clients, conflicts may arise involving the investment adviser. In such cases PNC Capital will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Refer Item, the Committee may vote such matter in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of PNC Capital or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of PNC Capital Code of Ethics and shall be reported by the Committee to The PNC Financial Services Group, Inc. Corporate Ethics Office.

In the event that a Committee member has a conflict of interest that would impair his or her independence or judgment in deciding how to vote, such member should recuse himself or herself from the Committee's consideration of a particular proxy issue. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of PNC Capital, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of PNC Capital and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

(3) REVIEW OF POLICY

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with PNC Capital's fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission.

(4) PROCEDURE FOR VERIFYING INDEPENDENCE OF PROXY VOTING SERVICE

     1. The Committee shall annually review the services provided by the Service and any other proxy voting and recording service providers ("proxy service providers") retained by PNC Capital. The Committee shall conduct such review with a view to determining whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PNC Capital's clients. Among the actions which the Committee may undertake in making such an assessment are:

     a. Review of a proxy service provider's conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

     b. Review of a proxy service provider's Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

     c. Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

On an annual basis, the Proxy Voting Administrators shall request from the proxy voting service engaged by PNC Capital (the "Service") the following items:

     - A copy of the Service's written policies and procedures in place to guard against any conflicts of interest;

     - A copy of the SAS 70(2) prepared by an independent public accounting firm regarding the Service.

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(1) A SAS 70 examination signifies that a service organization has had its controls and security procedures objectives and control activities examined by an independent accounting and auditing firm.

In cases where the Committee has concerns that a proxy service provider's relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Committee may request from the proxy service provider information concerning the proxy service provider's relationship with the issuer.

(5) Recordkeeping

PNC Capital shall retain records relating to the voting of proxies, including:

     a. A copy of this Proxy Voting Policy and Procedures.

     b. A copy of each proxy statement received by PNC Capital regarding portfolio securities in PNC Capital client accounts.

     c. A record of each vote cast by PNC Capital on behalf of a client.

     d. A copy of each written client request for information on how PNC Capital voted proxies on behalf of the client account, and

     e. a copy of any written response by PNC Capital to the client account.

     f. All minutes of the Committee setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of the Committee material to a proxy voting decision.

PNC Capital shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies of proxy statements. PNC Capital shall also maintain at the Service records of proxy votes cast on behalf of PNC Capital's clients provided that the Service provides an undertaking to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of PNC Capital.

                                    EXHIBIT A
                            PNC CAPITAL ADVISORS, LLC
                         SUMMARY PROXY VOTING GUIDELINES
                           Amended September 30, 2009

1. OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

     -    Election of Directors in a non-contested election

     -    Ratifying Auditors

     -    Increasing or decreasing amounts of authorized stock

     -    Changing terms of authorized stock

     -    Company name changes

     -    Stock splits

     -    Changing size of board

     -    Opting into or out of optional provisions of state corporation laws

     -    Changing annual meeting date or location

     -    Changing state of incorporation

     - Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

     - Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

     - Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason

     - Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

     - Approving "other business" when it appears as voting item, when no further details are provided

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

     -    Confidential voting

     -    Independent Audit Committees

     -    Independent Nominating Committees

     -    Independent Compensation Committees

     -    Auditors at annual meetings

     -    Requiring information on proponents of shareholder resolutions

     -    Fixing the board size or designating a range for the board size

     -    Repealing classified boards and electing all directors annually

     - Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

     - Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     - Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

     -    Reduction of the par value of common stock

     - Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

     -    Implementing a reverse stock split to avoid delisting

     - Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

     - Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

     - Proposals requiring shareholder approval before extinguishing poison pills

     - Shareholder proposals asking that any future poison pill be put to a shareholder vote*

     -    Proposals to lower supermajority voting requirements

     -    Management proposals requiring a majority for election of directors**

* Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.

** Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.

The Committee recommends a vote AGAINST:

     -    Blank check preferred stock

     -    Classifying the board

     - "Fair Price" provisions requiring greater than a majority vote of all shares

     -    Greenmail

     -    Preemptive rights

     -    Proposals requiring supermajority voting

     -    Proposals to eliminate cumulative voting*

     - Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)

     -    Limiting shareholders' right to act by written consent

     -    Proposals giving shareholders the right to call special meetings

     -    Requiring inclusion of abstentions in voting results

     -    Repricing of "underwater" options

     - Shareholder proposals to impose a mandatory retirement age for outside directors

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

     - Required representation of specific gender, race, or interest groups on board

     -    Age or term limits for directors

     - Proposals for the same person to hold both Chairman and CEO positions and proposals to separate the Chairman and CEO positions

     - Shareholder requests for changes in voting requirements not otherwise covered in these guidelines

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR

     - Restoring shareholder ability to remove directors with or without cause

     -    Permitting shareholders to elect directors to fill board vacancies

     -    Requiring that a majority or more of directors be independent

The Committee recommends voting AGAINST:

     - Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care

     -    Shareholder proposals requiring two candidates per board seat

     - Allowing only continuing directors may elect replacements to fill board vacancies

     -    Proposals that directors may be removed only for cause

     -    Shareholder proposals to limit the tenure of outside directors

     - Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

DISGORGEMENT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

     -    Stock option plans

     -    Restricted stock bonus plans

     -    Director stock ownership proposals

     -    Executive compensation proposals

CLAW-BACK PROVISION (COMPENSATION RECOVERY POLICIES)

The Committee generally favors voting AGAINST shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS

The Committee recommends voting AGAINST retirement plans for nonemployee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

     1.   Purchase price is at least 85 percent of fair market value

     2.   Offering period is 27 months or less, and

     3.   Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting AGAINST shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting AGAINST shareholder proposals seeking to add specific performance goals for executives.

GOLDEN AND TIN PARACHUTES

The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

The Committee recommends voting FOR executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive's annual compensation (salary and bonus), and the benefit has been approved by the company's compensation committee.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

     -    Requiring reports that go beyond standard industry practice

     - Restricting the company's ability to do business in any location or with any particular group

     - Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7. ENVIRONMENTAL AND ENERGY

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     -    The company's level of disclosure lags that of its competitors, or

     - The company has a poor environmental track record, such as violations of federal and state regulations.

8. GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

9. LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

The Committee recommends voting AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10. MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

11. WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     1. The board composition is reasonably inclusive in relation to companies of similar size and business or

     2. The board already reports on its nominating procedures and diversity initiatives.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     1.   The company has well-documented equal opportunity programs

     2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     3.   The company has no recent EEO-related violations or litigation.

The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     1.   The composition of senior management and the board is fairly inclusive

     2. The company has well-documented programs addressing diversity initiatives and leadership development

     3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     4. The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES

The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new agreement and declaration of trust

     - Removal of shareholder approval requirement to make material changes to the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

     - Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

                                    PNC FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 OCTOBER 1, 2009
                           AS AMENDED FEBRUARY 8, 2010

                              TAX EXEMPT BOND FUNDS
                        PNC MARYLAND TAX EXEMPT BOND FUND
                    PNC TAX EXEMPT LIMITED MATURITY BOND FUND

This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the current Prospectuses listed below for the above investment portfolios (each, a "Fund," collectively, the "Funds") of PNC Funds, formerly known as "Allegiant Funds," as may be amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectuses. The Prospectuses and PNC Funds' annual and semi-annual reports to shareholders will be available without charge, upon request, by calling or writing PNC Funds at 1-800-622-FUND (3863), 760 Moore Road, King of Prussia, Pennsylvania 19406.

Current Prospectuses

- Prospectus dated October 1, 2009, as amended February 8, 2010, for A and C Shares of the Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund.

- Prospectus dated October 1, 2009, as amended February 8, 2010, for I Shares of the Maryland Tax Exempt Bond Fund and Tax Exempt Limited Maturity Bond Fund.

                              FINANCIAL STATEMENTS

The Tax Exempt Bond Funds' audited financial statements and the report thereon of Deloitte & Touche LLP, the predecessor Tax Exempt Bond Funds' Independent Registered Public Accounting Firm, included in the 2009 Annual Report are incorporated by reference into this SAI. No other parts of the 2009 Annual Report are incorporated by reference.

STATEMENT OF ADDITIONAL INFORMATION.......................................     1
INVESTMENT OBJECTIVE AND POLICIES.........................................     2
INVESTMENT LIMITATIONS AND RESTRICTIONS...................................    20
NET ASSET VALUE...........................................................    22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................    23
DESCRIPTION OF SHARES.....................................................    25
ADDITIONAL INFORMATION CONCERNING TAXES...................................    26
TRUSTEES AND OFFICERS.....................................................    29
ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN SERVICES AND TRANSFER
   AGENCY AGREEMENTS......................................................    36
SHAREHOLDER SERVICES PLAN.................................................    43
PORTFOLIO TRANSACTIONS....................................................    44
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................    44
COUNSEL...................................................................    45
PERFORMANCE INFORMATION...................................................    45
MISCELLANEOUS.............................................................    47
APPENDIX A: DESCRIPTION OF SECURITIES RATINGS.............................   A-1
APPENDIX B: DESCRIPTION OF FUTURES CONTRACTS..............................   B-1
APPENDIX C: PNC CAPITAL ADVISORS, LLC PROXY VOTING POLICY AND PROCEDURES..   C-1

                       STATEMENT OF ADDITIONAL INFORMATION

          This SAI should be read in conjunction with the Prospectuses for the Funds listed on the cover page of this SAI. The information contained in this SAI expands upon matters discussed in the Prospectuses. No investment in shares of a Fund should be made without first reading the Prospectus for such Fund.

          PNC Funds, formerly known as "Allegiant Funds," is a Delaware statutory trust that is the successor in interest to a Massachusetts business trust also known as "Allegiant Funds" that was organized on January 28, 1986. PNC Funds is a series fund authorized to issue separate classes or series of shares of beneficial interest. The Funds are registered as open-end management investment companies. The Tax Exempt Limited Maturity Bond Fund is a diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Maryland Tax Exempt Bond Fund is a non-diversified investment company under the 1940 Act.

          The Funds commenced operations on February 8, 2010 upon the closing of the reorganization between PNC Funds and PNC Funds, Inc. This SAI includes information for the Predecessor PNC Maryland Tax-Exempt Bond Fund and Predecessor PNC Tax-Exempt Limited Maturity Bond Fund (each a "Predecessor Fund" and together, the "Predecessor Funds").

INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON FUND MANAGEMENT

          Further information on the management strategies, techniques, policies and related matters concerning PNC Capital Advisors, LLC, the investment adviser to the Funds (the "Adviser"), may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See "Performance Information".

          Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Standard & Poor's ("S&P") Rating Group, Fitch Ratings, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Dominion Bond Rating Service Limited ("DBRS") for securities which may be held by the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

          The following information supplements, and should be read in conjunction with, the principal strategies and risk disclosures for the Funds in the Prospectuses.

PNC MARYLAND TAX EXEMPT BOND FUND

          The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (which includes borrowings for investment purposes) in investment-grade municipal bonds and other municipal obligations issued by the State of Maryland, its counties, municipalities and other taxing districts, and other issuers located outside of Maryland that are exempt from both federal income taxes, federal alternative minimum tax and Maryland state and local income taxes ("Maryland Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

          Dividends paid by the Fund which are derived from interest properly attributable to Maryland Municipal Securities will be exempt from regular federal income tax and Maryland personal income tax. Dividends derived from interest on municipal securities of other governmental issuers will be exempt from regular federal income tax but may be subject to Maryland personal income tax. See "Additional Information Concerning Taxes."

          The Fund will invest in securities of varying maturity. The Fund will generally purchase investment grade debt municipal obligations in one of the four highest rating categories of credit quality rated by at least one NRSRO or, if unrated, determined by the Adviser to be of comparable quality. However, the Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its total assets in interest rate swaps.

          See "Special Considerations Regarding Investment in Maryland Municipal Securities" below.

PNC TAX EXEMPT LIMITED MATURITY BOND FUND

          The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (which includes borrowings for investment purposes) in municipal bonds and other municipal obligations that pay interest that is exempt from both regular federal income tax and federal alternative minimum tax ("Municipal Securities"). This policy is fundamental and may not be changed without the affirmative vote of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

          The Fund will invest in securities of varying maturity, but generally will favor those with short to medium maturities. The Fund will generally purchase investment grade debt municipal obligations in one of the four highest rating categories of credit quality rated by at least one nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Adviser to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade securities, also known as high yield "junk" bonds (generally rated below the BBB category). The Fund may also invest up to 20% of its total assets in interest rate swaps.

SPECIAL CONSIDERATIONS - PNC MARYLAND TAX EXEMPT BOND FUND AND PNC TAX EXEMPT LIMITED MATURITY BOND FUND (TOGETHER, THE "FUNDS")

          Although each Fund's average weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors, the Funds anticipate that they will generally maintain a dollar-weighted average portfolio maturity of one to five years.

          For temporary defensive or liquidity purposes when, in the opinion of the Funds' Adviser, Maryland Municipal Securities of sufficient quality, as the case may be, are not readily available, the Maryland Tax Exempt Bond Fund may invest up to 100% of its assets in other Municipal Securities and in taxable securities.

          Each Fund may hold up to 100% of its assets in uninvested cash reserves, pending investment, during temporary defensive periods. Uninvested cash reserves will not earn income.

          Each Fund may invest in other investments as described below under "Additional Information About Portfolio Investments" including stand-by commitments, variable and floating rate obligations, certificates of participation, other investment companies, illiquid securities, Taxable Money Market Instruments (as defined below), zero coupon obligations and repurchase agreements and engage in when-issued transactions.

          The Maryland Tax Exempt Bond Fund is classified as a "non-diversified" portfolio, which means that the amount of assets of the Fund that may be invested in the securities of a single issuer is not limited by the 1940 Act. Nevertheless, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a Fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based NAV per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

          Although the Funds may invest 25% or more of their respective net assets in Municipal Securities, the interest on which is paid solely from revenues of similar projects, the Funds do not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. To the extent that a Fund's assets are invested in such investments, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

          See "Municipal Securities," "Special Considerations Regarding Investment in Maryland Municipal Securities" below.

ADDITIONAL INFORMATION ABOUT PORTFOLIO INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS

          In accordance with PNC Funds' policies and procedures, PNC Global Investment Servicing (U.S.) Inc. ("PNC Global Investment Servicing") is responsible for dissemination of information about PNC Funds' portfolio securities. PNC Funds, its co-administrators (the Adviser and PNC Global Investment Servicing, together the "Co-Administrators") and Adviser (together, the "Service Providers") may only disclose information concerning securities held in PNC Funds' portfolios under the following circumstances:

    (i) Within fifteen business days following the end of each calendar month, PNC Global Investment Servicing shall post all securities held by each of the Funds, together with each security's percentage of total net assets of the portfolio, on PNC Funds' website.

    (ii) PNC Funds or a Service Provider may disclose PNC Funds' portfolio securities holdings to selected third parties when PNC Funds has a legitimate business purpose for doing so; or

          (a) Examples of instances in which selective disclosure of PNC Funds' portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to PNC Funds; disclosure to a rating or ranking organization; or disclosure of investment models that mirror a portfolio's holdings to investment professionals in a one-on-one context if such model disclosure is subject to trade rotation with the applicable portfolio mirrors.

    (iii) As required by the federal securities laws, including the 1940 Act, PNC Funds shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

          Each of PNC Funds' Service Providers is required to keep the Funds' portfolio information confidential either pursuant to its agreement with PNC Funds or because of the nature of its relationship to PNC Funds. In the event that PNC Funds or a Service Provider discloses PNC Funds' portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required pursuant to an agreement with PNC Funds to keep the information confidential and shall not trade on such information.

          Neither PNC Funds, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about PNC Funds' portfolio securities.

          With respect to the monthly disclosure of portfolio holdings on PNC Funds' website, PNC Global Investment Servicing is authorized to prepare and post to PNC Funds' website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to PNC Funds, or disclosure to a rating or ranking organization. With respect to any other disclosure of PNC Funds' portfolio holdings, PNC Funds' President and Treasurer, or the Adviser's President shall be authorized to disclose such information.

          In order to ensure that the disclosure of PNC Funds' portfolio securities is in the best interests of PNC Funds' shareholders and to avoid any potential or actual conflicts of interest with PNC Global Investment Servicing, the Adviser, PNC Funds' principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of PNC Funds' portfolio securities for legitimate business purposes shall be approved by PNC Funds' Board of Trustees in advance of such disclosure. This requirement shall not apply to the disclosure of PNC Funds' portfolio securities to PNC Funds' existing service providers of auditing, custody, proxy voting and other services to PNC Funds in connection with the provision of their services to PNC Funds, or as otherwise provided herein.

          The Board shall receive quarterly reports stating whether disclosures were made concerning PNC Funds' portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

RATINGS CRITERIA

          Investment grade debt securities in which the Funds invest are those securities rated at the time of purchase by a Fund within the four highest ratings groups assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and
BBB), Fitch (AAA, AA, A and BBB) or, if unrated, which are determined by the Adviser to be of comparable quality pursuant to guidelines approved by PNC Funds' Board of Trustees. Debt securities rated in the lowest investment grade debt category (Baa by Moody's or BBB by S&P, Fitch or DBRS) have speculative characteristics; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

          The Funds may invest in junk bonds. While any investment carries some risk, certain risks associated with lower rated securities are different than those for investment grade securities. The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Fund's NAV per share.

          In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for lower rated securities (resulting in a greater number of bond defaults) and the value of lower rated securities held by a Fund. Current laws, such as those requiring federally insured savings and loan associations to remove investments in lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

          The economy and interest rates may affect lower rated securities differently than other securities. For example, the prices of lower rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

          If an issuer of a security held by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower rated securities as well as the Fund's NAV. In general, both the prices and yields of lower rated securities will fluctuate.

          In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

          The ratings of Moody's, S&P and Fitch evaluate the safety of a lower rated security's principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, in addition to using recognized Rating Agencies and other sources, the Adviser performs its own analysis of the issuers of lower rated securities purchased by a Fund. Because of this, a Fund's performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

          The Adviser continuously monitors the issuers of lower rated securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.

VARIABLE AND FLOATING RATE INSTRUMENTS

          Each Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between a Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the Adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

          In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable and floating rate obligations will be deemed to have a maturity equal to the longer or shorter of the periods remaining to the next interest rate adjustment or the demand notice period in accordance with applicable regulations or PNC Funds procedures.

          The Funds may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

          Each of the Funds also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

GUARANTEED INVESTMENT CONTRACTS

          Each Fund may make limited investments in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs a Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to that Fund monthly a guaranteed minimum interest payment which may be based on a fixed rate or a fixed spread over an index, such as the London Interbank Offered Rate ("LIBOR"). The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. GICs may provide a lower rate of return than may be available to a Fund through other types of investments the Fund is permitted to make. A GIC is backed only by the insurance company that issued the GIC and, therefore, payments on the GIC are subject to the insurance company's capacity to pay. Failure of the issuing company could result in a default on a GIC. A Fund will purchase a GIC only when the Adviser has determined, under guidelines established by the Board of Trustees that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies. In addition, because each Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund which are not readily marketable, will not exceed 15% of the Fund's net assets.

          The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

REPURCHASE AGREEMENTS

          Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities.

          The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or Trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of PNC Funds believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of PNC Funds if presented with the question. Securities subject to repurchase agreements will be held by PNC Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

          Each of the Funds may enter into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities, generally rated in one of the three highest ratings categories, consistent with the Fund's investment restrictions having a value at least equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act. A Fund will not engage in reverse repurchase transactions if such transactions, combined with any other borrowings, exceed one-third of the Fund's assets.

ILLIQUID SECURITIES

          Each of the Funds will not invest more than 15% of their respective net assets in securities that are illiquid. Illiquid securities would generally include repurchase agreements and GICs with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act").

          Each Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (also known as private placements). Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

TAXABLE MONEY MARKET INSTRUMENTS

          Each of the Funds may invest, from time to time, a portion of its assets for temporary defensive or liquidity purposes in short-term money market instruments, the income from which is subject to federal income tax ("Taxable Money Market Instruments"). Taxable Money Market Instruments may include: obligations of the U.S. government and its agencies and instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category of S&P, Fitch or Moody's; certificates of deposit; bankers' acceptances; and repurchase agreements with respect to such obligations.

CORPORATE DEBT OBLIGATIONS

          Each Fund may invest in corporate debt obligations. In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations.

OTHER DEBT SECURITIES

          Each Fund may also invest in other debt securities which may include: equipment lease and trust certificates; collateralized mortgage obligations; state, municipal and private activity bonds; obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities of supranational organizations such as the World Bank; participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities such as mortgage backed securities, Certificates of Automobile Receivables (CARS) and Certificates of Amortizing Revolving Debts (CARDS); private placements; and income participation loans. Some of the securities in which a Fund invests may have warrants or options attached.

          Appreciation in the value of a debt security may result from an improvement in the credit standing of the issuer of the security or a general decline in the level of interest rates or a combination of both. An increase in the level of interest rates generally reduces the value of the fixed rate debt instruments held by a Fund; conversely, a decline in the level of interest rates generally increases the value of such investments. An increase in the level of interest rates may temporarily reduce the value of the floating rate debt instruments held by a Fund; conversely, a decline in the level of interest rates may temporarily increase the value of those investments.

          In the event that subsequent to its purchase by the Fund, a rated security ceases to be rated or its rating is reduced below investment grade, the Adviser will consider whether the Fund should continue to hold the security.

          As new fixed income products and securities are developed, the Adviser may invest the Funds' assets in those opportunities as well.

FUTURES AND RELATED OPTIONS

          The Tax Exempt Limited Maturity Bond Fund may invest in stock index futures contracts and options on futures contracts in attempting to hedge against changes in the value of securities that it holds or intends to purchase. Futures contracts may also be based on financial instruments such as stock index option prices. The Fund may also invest in futures contracts based on the Chicago Board of Exchange Volatility Index ("VIX Futures"). VIX Futures are an index of market sentiment derived from S&P 500 Index option prices, and are designed to reflect investors' consensus view of expected stock market volatility over future periods.

          Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of an index or the cash value of a stated amount of a foreign currency. When interest rates are rising, futures contracts can offset a decline in value of the securities held by the Fund. When rates are falling or prices of securities are rising, these contracts can secure higher yields for securities the Fund intends to purchase.

          The Fund and its Trustees and officers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under such Act. In connection with the Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

          CALL AND PUT OPTIONS. The Tax Exempt Limited Maturity Bond Fund may purchase and sell call and put options on futures contracts traded on an exchange, board of trade or other trading facility. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's securities is expected to decline, it might purchase put options or sell call options on futures contracts rather than sell futures contracts.

          The Fund may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of the Fund's net assets. Such options may relate to particular securities, stock or bond indices, financial instruments or foreign currencies. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

          A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to or only at the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

          The Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. The Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by the Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

          In addition, the Fund may write covered call and secured put options. A covered call option means that the Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that the Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

          The Fund may employ access vehicles such as low exercise price options (which may be known as certificates or notes) in order to gain an exposure to a particular security or markets. Low exercise price options held by the Fund may be cash settled, listed on an exchange and shall be exercisable at any time over the life of the option. In addition, the underlying investment of a low exercise price option shall be one in which the Fund could invest in directly in accordance with its investment objective and policy.

          In order to close out put or call option positions, the Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

          The aggregate value of the securities subject to options written by the Fund will not exceed 33-1/3% of the value of its net assets. In order to close out an option position prior to maturity, the Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

          Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, the Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or the Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund. For a detailed description of these investments and related risks, see Appendix B attached to this SAI.

     RISK FACTORS ASSOCIATED WITH FUTURES AND RELATED OPTIONS

          To the extent that the Tax Exempt Limited Maturity Bond Fund engages in a futures transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the portfolio securities that were the subject of the hedge. In futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

          Successful use of futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of securities prices, interest rates and other economic factors. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in their funds and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          Although the Fund intends to enter into futures contracts and options transactions only if there is an active market for such investments, no assurance can be given that a liquid market will exist for any particular contract or transaction at any particular time. See "Illiquid Securities." Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Fund being hedged, if any, may offset partially or completely losses on the futures contract.

          The primary risks associated with the use of futures contracts and options are:

          1. the imperfect correlation between the change in market value of the securities held by the Fund and the price of the futures contract or option;

          2. possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

          3. losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

          4. the Adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

DOLLAR ROLLS

          The Funds may enter into Dollar Roll Agreements, which are similar to reverse repurchase agreements. Dollar Rolls are transactions in which securities are sold by a Fund for delivery in the current month and the Fund simultaneously contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar Rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to which a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. At the time a Fund enters into a Dollar Roll, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

SHORT SALES

          Each Fund may engage in short sales of its securities. Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

          Each Fund may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short. If a Fund sells securities short against the box, it may protect itself from a loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

          The Funds may enter into swap agreements for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall strategies. These Funds may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. A Fund may also enter into options on swap agreements for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will typically use interest rate total return and credit default swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its investments. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index.

          The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Tax Exempt Limited Maturity Bond Fund will not enter into any interest rate swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either "A" or "A-1" or better by S&P or Fitch, or "A" or "P-1" or better by Moody's or is otherwise deemed equally creditworthy by the Adviser.

          The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default by a selected entity (or entities) has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to risks such as but not limited to illiquidity risk, counterparty risk and credit risks.

          Most swap agreements are entered into on a net basis, (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and their Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. government securities or other liquid high grade debt securities, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian.

          If there is a default by the other party to a swap transaction, the Fund involved will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

          A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swap options.

          Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

ZERO COUPON OBLIGATIONS

          The Funds may invest in zero coupon obligations. See "Money Market Instruments" below. Zero coupon obligations are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Adviser will consider the liquidity needs of the Fund when any investment in zero coupon obligations is made.

CERTIFICATES OF PARTICIPATION

          The Funds may purchase Municipal Securities in the form of "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The municipal leases underlying the certificates of participation in which the Funds invest will be subject to the same quality rating standards applicable to Municipal Securities. Certificates of participation may be purchased from a bank, broker-dealer or other financial institution. The lease payments and other rights under the lease provide for and secure the payments on the certificates.

          Lease obligations may be limited by law, municipal charter or the duration or nature of the appropriation for the lease and may be subject to periodic appropriation. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate Trustee cannot accelerate lease obligations upon default; in such event, the Trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the Trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations.

WHEN-ISSUED SECURITIES

          Each Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be attractive. One form of when-issued or delayed delivery securities that a Fund may purchase is a "to be announced" (TBA) mortgage-backed security. A TBA transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with the specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

          When a Fund agrees to purchase when-issued securities, the custodian segregates cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 25% of the value of its total assets.

          When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. A Fund receives no income from when-issued or delayed settlement securities prior to delivery of such securities.

MONEY MARKET INSTRUMENTS

          Each Fund may invest in various short-term obligations such as domestic and foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, U.S. government securities, repurchase agreements, reverse repurchase agreements and GICs. Each Fund may hold temporary cash balances pending investment in such instruments or may invest up to 100% of its assets in such instruments for temporary defensive purposes.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar-denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. These bank obligations are not issued by the Federal Deposit Insurance Corporation. The Funds may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of their total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

          Each Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's, "F2" or better by Fitch or, if not rated, determined by the Adviser to be of comparable quality pursuant to guidelines approved by PNC Funds' Board of Trustees. In addition, each Fund may invest in Canadian Commercial Paper which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Each Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

          Investments in the obligations of foreign branches of U.S. banks, foreign banks and other foreign issuers may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. A Fund will invest in the obligations of foreign banks or foreign branches of U.S. banks only when the Adviser believes that the credit risk with respect to the instrument is minimal.

GOVERNMENT SECURITIES

          Each of the Funds may invest in U.S. government agency obligations, examples of which include the obligations of Federal Home Loan Banks ("FHLBs"), Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal Intermediate Credit Banks and Maritime Administration. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the GNMA. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Some of these investments may be variable or floating rate instruments. See "Variable and Floating Rate Instruments."

U.S. TREASURY OBLIGATIONS AND RECEIPTS

          Each Fund may invest in U.S. Treasury obligations consisting of bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS (Separately Traded Registered Interest and Principal Securities).

          The Funds may invest in separately traded interest and principal component parts of the U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs"), Liquid Yield Option Notes ("LYONs"), and Certificates of Accrual on Treasury Securities ("CATS"). TIGRs, LYONs and CATS are interests in private proprietary accounts while TR's are interests in accounts sponsored by the U.S. Treasury. The private proprietary accounts underlying TIGRs, LYONs and CATS are not government guaranteed.

          Securities denominated as TRs, TIGRs, LYONs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

STAND-BY COMMITMENTS

          The Funds may acquire stand-by commitments. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by a Fund must be of high quality as determined by any Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser. A Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

DERIVATIVE INSTRUMENTS

          Each of the Funds may, to the extent permitted by their investment objectives and policies, purchase certain "derivative" instruments for hedging and non-hedging purposes, usually as a substitute for taking a position in an underlying asset, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. Derivative instruments are instruments that derive value from the performance of underlying securities, interest or currency exchange rates, or indices, and include (but are not limited to) futures contracts, options, forward currency contracts and structured debt obligations (including CMOs, various floating rate instruments and other types of securities).

          Like all investments, derivative instruments involve several basic types of risks which must be managed in order to meet investment objectives. The specific risks presented by derivatives include, to varying degrees, market risk in the form of underperformance of the underlying securities, exchange rates or indices; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the securities, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying securities, rates or indices on which it is based; extension risk that the expected duration of an instrument may increase or decrease; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise.

          The Funds might not employ any derivative strategies, and no assurance can be given that any strategy used will succeed. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. To the extent a Fund invests in derivative instruments for non-hedging purposes (i.e., to seek to increase total return), such practice is considered to be speculative and presents an even greater risk of loss.

TAX EXEMPT DERIVATIVES AND OTHER MUNICIPAL SECURITIES

          The Funds may invest in tax exempt derivative securities relating to Municipal Securities, including tender option bonds, participations, beneficial interests in trusts and partnership interests. (See generally "Derivative Instruments" above.) A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the municipal obligation to the third party and receive the face value thereof. The Funds may also enter into interest rate swaps for hedging purposes and not for speculation. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or the total return of a predefined "index," such as an exchange of fixed rate payments for floating rate payments or an exchange of a floating rate payment for the total return on an index. The Funds may invest in interest rate and bond index futures contracts and options on futures contracts in order to offset an expected decrease in the value of their respective portfolios that might otherwise result from a market decline.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax exempt status of payments received by a Fund from tax exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax exempt derivative securities, or the bases for such opinions.

SECURITIES OF OTHER INVESTMENT COMPANIES

          Subject to 1940 Act limitations and pursuant to applicable SEC requirements, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their NAV per share based on the amortized cost or penny-rounding method, i.e., money market funds.

          The Funds may invest in SPDRs, iShares Trust ("iShares") and similar index tracking stocks as is consistent with their investment objectives and policies. The SPDR Trust, DIAMONDS Trust and MidCap SPDR Trust are unit investment trusts that hold shares of companies in certain indices and seek to provide investment results that closely track, respectively, the S&P 500 Index, DJIA and S&P MidCap 400 Index. PDR Services LLC is the sponsor of each trust. Other index tracking stocks are structured similarly to SPDRs but track the price performance and dividend yield of different indices. iShares is a family of approximately 90 different exchange-traded index funds that seek to provide investment results that correspond generally to the performance of specified market indices and that are listed on various exchanges. Barclays Global Fund Advisors serves as investment adviser to the iShares Funds. SPDRs, iShares and other index tracking stocks can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. For example, stocks that track an index comprised of Nasdaq traded stocks, or stocks that track an index comprised of stocks of foreign companies (such as iShares which are described below), may be expected to fluctuate in value more widely than the SPDRs (which track the S&P 500 Index) or stocks that track other less volatile indices. Index tracking stocks are traded similarly to stocks of individual companies. Although an index tracking stock is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance because of trust expenses and other factors. The SPDR Trust and trusts underlying other index tracking stocks are structured to be regulated investment companies and may make distributions to a Fund that may not be characterized entirely as ordinary income for tax purposes. Such distributions will be passed through to Fund investors in the character as received by a Fund. Because investments in SPDRs and other index tracking stocks represent interests in unit investment trusts, such investments are subject to the 1940 Act's limitations on investments in other investment companies.

          As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Funds may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by a Fund and, therefore, will be borne indirectly by its shareholders.

          Each Fund currently intends to limit its investments in securities issued by other investment companies (except iShares, SPDRs and the related exchange-traded funds governed by the SEC order referenced below) so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by PNC Funds as a whole; and (iv) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds and other investment companies advised by the Adviser. iShares and SPDRs have each obtained an order from the SEC that permits other SEC registered funds to acquire iShares and SPDRs beyond the limitations set forth in the 1940 Act if certain conditions are met. The Fund will not invest in exchange-traded funds beyond the limits permitted by the 1940 Act.

          Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by PNC Funds and the PNC Advantage Funds, a separate investment company affiliated with PNC Funds.

MUNICIPAL SECURITIES

          The Funds may invest in Municipal Securities. The two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, and the extension of loans to public institutions and facilities.

          Municipal Securities that are payable only from the revenues derived from a particular facility may be adversely affected by federal or state laws, regulations or court decisions which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws, decisions and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Municipal Securities, the payment of interest and principal on which is insured in whole or in part by a governmentally created fund, may be adversely affected by laws or regulations which restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such Municipal Securities. Similarly, the payment of interest and principal on Municipal Securities may be adversely affected by respective state laws which limit the availability of remedies or the scope of remedies available in the event of a default on such Municipal Securities. Because of the diverse nature of such laws and regulations and the impossibility of either predicting in which specific Municipal Securities the Funds will invest from time to time or predicting the nature or extent of future judicial interpretations or changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws, regulations and judicial interpretations on the securities in which the Funds may invest and, therefore, on the shares of the Fund.

          There are, of course, variations in the quality of Municipal Securities both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Adviser will consider such an event in determining whether the Funds should continue to hold the obligation.

          The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or the principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

          Certain Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer or original purchaser of the Municipal Securities at the time of their original issuance. In the event that the issuer defaults on interest or principal payments, the insurer of the obligation is required to make payment to the bondholders upon proper notification. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

          Municipal notes in which the Funds may invest include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital or capital facilities needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

          Municipal Securities also may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally, such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

          The Funds invest in Municipal Securities which at the time of purchase are rated in one of the four highest rating categories by a Rating Agency for bonds and in one of the two highest rating categories by a Rating Agency for money market securities.

          Securities that are unrated at the time of purchase will be determined to be of comparable quality by the Adviser pursuant to guidelines approved by PNC Funds' Board of Trustees. If the rating of an obligation held by a Fund is reduced below its rating requirements, the Fund will sell the obligation when the Adviser believes that it is in the best interests of the Fund to do so. The applicable ratings are more fully described in Appendix A.

          Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal and state income taxes are rendered by qualified legal counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

          SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MARYLAND MUNICIPAL SECURITIES.

          The Maryland Tax Exempt Bond Fund is classified as a "non-diversified" portfolio. The investment return on a non-diversified portfolio is typically dependent upon the performance of a smaller number of securities than a diversified portfolio and the change in value of any one security may have a greater impact on the value of a non-diversified portfolio. A non-diversified portfolio may therefore be subject to greater fluctuations in net asset value ("NAV"). In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective.

          The Maryland Tax Exempt Bond Fund usually invests at least 80% of its net assets (which includes any borrowings for investment purposes) among the principal types of investment grade municipal obligations issued by the State of Maryland, its agencies, counties, municipalities, taxing districts and other political subdivisions. Risks associated with such municipal obligations vary by type. For example, factors affecting the local economy of a particular county or city may affect the investment quality of that county's or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State of Maryland. Limited obligation revenue bonds may fluctuate in investment quality due to economic factors affecting only the particular revenue stream. For example, a downturn in the Maryland healthcare sector or a downturn for a specific healthcare borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific healthcare revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured. Following is a general overview of the types of municipal bonds held by the Maryland Tax Exempt Bond Fund, together with a discussion of some economic risks affecting such bonds.

          As of August 31, 2009, the Predecessor PNC Maryland Tax Exempt Bond Fund had significant holdings in:



     - General obligation bonds issued by the State of Maryland, its counties, its cities and certain other agencies;

     - Revenue bonds backed by certain public facility, transportation or special tax revenue;

     - Revenue bonds issued on behalf of private charitable hospital or healthcare corporations;

     - Revenue bonds issued by or on behalf of state and private colleges and universities; and

     -    Housing revenue bonds.

          State and local economic conditions may affect the investment quality and value of bonds held by the Maryland Tax Exempt Bond Fund. Following is a brief description of state-wide economic conditions derived from information released on August 5, 2009, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

          The State of Maryland has a population of approximately 5.6 million, with employment based largely in services, trade, and government. Those sectors, along with financial activities are the largest contributors to the gross state product, according to the U.S. Department of Commerce, Bureau of Economic Analysis. Population is concentrated around the Baltimore and Washington, D.C. primary metropolitan statistical areas and proximity to Washington D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years. The unemployment figure for 2008 was 4.4% compared to a national rate for the same period of 5.8%. In June 2009, the rates had increased to 7.3% in Maryland and 9.5% in the United States. Total employment increased by 6.7% between 1999 and 2008. The State's per capita personal income was the sixth highest in the country in 2008, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 121% of the national average.

     Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds currently held by the Maryland Tax Exempt Bond Fund. Water and sewer revenues are affected by trends in population, new construction and weather. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private healthcare corporations and hospitals are subject to federal and state regulatory changes and restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

     To reduce risk, the Maryland Tax Exempt Bond Fund allocates its investments among the various types of Maryland state and municipal obligations, evaluates the potential risks and rewards of all securities purchased, does not invest in below-investment grade bonds, and includes some insured and pre-refunded bonds in its portfolio.

OTHER TAX EXEMPT INSTRUMENTS

          Investments by the Funds in tax exempt commercial paper will be limited to investments in obligations which are rated at least A-2 or SP-2 by S&P, F2 by Fitch or Prime-2, MIG-2 or VMIG-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser. Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the investing Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. A Fund must use the shorter of the period required before it is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the opinion of the Adviser be equivalent to the commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. Other types of tax exempt instruments may also be purchased as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

PORTFOLIO TURNOVER

          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable PNC Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making decisions. High portfolio turnover may result in increased taxable gains to shareholders (see "Additional Information Concerning Taxes" below) and higher expenses and other transaction costs, which are ultimately borne by a Fund's shareholders.

CONFLICT OF INTEREST

          A Fund may purchase in the secondary market (i) certain mortgage pass-through securities packaged and/or master serviced by PNC Bank ( "PNC Bank") or Midland Loan Services, Inc. ("Midland") a wholly-owned subsidiary of PNC Bank, or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, Midland, PNC Bank or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Bank, Midland, or their affiliates. PNC Bank or its affiliates may make certain representations and warranties relating to the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is inaccurate, then the holders of the mortgage-backed securities could trigger an obligation of PNC Bank or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Bank or its affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

                     INVESTMENT LIMITATIONS AND RESTRICTIONS

          Each Fund is subject to a number of investment limitations and restrictions. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous").

          No Fund may:

          1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

               (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the U.S., the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

               (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents;

               (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

               (d) personal credit and business credit businesses will be considered separate industries.

          2. Make loans, except that (a) each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies, (b) each Fund may lend portfolio securities in an amount not exceeding one-third of its total assets and (c) each Fund may invest in debt obligations and private placements in accordance with their investment objectives and policies.

          3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

          4. Purchase or sell real estate, except that (a) each Fund may purchase securities of issuers which deal in real estate, and (b) each Fund may purchase securities which are secured by interests in real estate.

          5. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

          6. Act as an underwriter of securities within the meaning of the 1933 Act except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

          7. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that (i) up to 25% of the value of the Tax Exempt Limited Maturity Bond Fund's total assets may be invested without regard to such limitations and (ii) up to 50% of the value of the Maryland Tax Exempt Bond Fund's total assets may be invested without regard to these limitations, provided that no more than 25% of the Maryland Tax Exempt Bond Fund's total assets may be invested in the securities of any one issuer.

               With respect to investment limitation No. 3 above, the 1940 Act prohibits a Fund from issuing senior securities, except that a Fund may borrow from banks and enter into reverse repurchase agreements, and may mortgage, pledge or hypothecate its assets in connection with such borrowings, provided that immediately after any such borrowing the Fund has 300% asset coverage for all borrowings. Should a Fund's asset average fall below the required 300%, within three days thereafter (not including Sundays and holidays) the Fund must reduce the amount of its borrowings to an extent that the asset coverage will be at least 300%.

               For purposes of the above investment limitations, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a nongovernmental user, a security is considered to be issued by such nongovernmental user.

               Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

               In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

     No Fund may:

          1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act (including by order of the SEC) in operating as funds of funds, as permitted by the 1940 Act, may invest its total assets in securities of investment companies in the PNC Funds group of investment companies.

          2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

          3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) a Fund may make short sales against-the-box (defined as the extent to which a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short).

          4. Purchase securities of companies for the purpose of exercising control.

          5. Invest more than 15% of its net assets in illiquid securities.

          6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with a Fund's investment practices described in its Prospectuses or SAI are not deemed to be pledged for purposes of this limitation.

          With respect to investment limitation No. 1 above, see "Securities of Other Investment Companies" above for the limitations applicable to each Fund's investments in other investment companies. With respect to investment limitation No. 3(c), see "Short Sales" above.

          The Funds do not intend to acquire securities issued by the Adviser, Underwriter (as defined in "Additional Purchase and Redemption Information" below) or their affiliates.

                                 NET ASSET VALUE

VALUATION OF DEBT SECURITIES

          Assets of the Funds invested in debt securities are valued by an independent pricing service ("Service") approved by the Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the quoted bid prices (as obtained by the Service from dealers in such securities). The Funds, under supervision of the Board of Trustees, reserve the right to alternatively utilize the mean between the most recent bid and asked prices, should such prices be determined to more accurately represent valuation. See "Net Asset Value - Other" below. Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF EQUITY SECURITIES

          In determining market value for equity securities, the assets of the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are valued at the official closing price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the bid price.

VALUATION OF SHARES OF OTHER MUTUAL FUNDS

          Investments by a Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

OTHER

          Securities for which market quotations are not readily available are valued at fair value using methods determined by or under the supervision of the Board of Trustees. A Fund may also use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by a Service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The Service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. When fair value pricing is employed, the prices of securities used by a Fund to calculate the NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

          An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          The sale of the Funds' shares is facilitated by Professional Funds Distributor, LLC (the "Underwriter"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of PNC Funds. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office or directly to PNC Funds at PNC Funds, c/o PNC Global Investment Servicing, P.O. Box 9795, Providence, RI 02940-9795. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, Trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

          PNC Funds may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          Payment for shares of a Fund may, in the discretion of PNC Funds, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

          PNC Funds normally pays redemption proceeds in cash but reserves the right to make redemptions in-kind. A shareholder receiving an in-kind redemption would likely have to pay transaction costs to sell the distributed securities and may be subject to capital gains taxes as well.

          The applicable Prospectuses describe the risks to the Funds of excessive trading in Fund shares (sometimes referred to as market timing) and each Fund's procedures to limit this activity. These risks include possible dilution in the value of Fund shares held by long-term shareholders and the risk of time-zone arbitrage for Funds that invest in securities that trade in foreign markets. Time-zone arbitrage might work as follows: A market timer may purchase shares of a Fund that invests in overseas markets based on events occurring after foreign market closing prices are established, but before the Fund's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders. The Funds do not have any arrangements with any person or group of individuals to permit frequent purchases and redemptions of Fund shares.

          As described in the applicable Prospectuses, Class I Shares of the Funds are sold to financial institutions investing for their own or their customers' accounts, directly to corporate investors and, employees, directors, officers and retirees of PNC Funds, The PNC Financial Services Group, Inc. ("PNC") or any of its affiliates, the Funds' Co-Administrator, Underwriter, or any investment sub-adviser to the Funds and their immediate families (spouse, parents, siblings, children and grandchildren) subject to a $1,000 minimum initial investment, whether purchasing shares directly or through a Planned Investment Program. There is no subsequent minimum investment. Class A Shares of the Funds are sold to individuals, corporate investors and retirement plans at the public offering price based on a Fund's NAV plus a front-end load or sales charge as described in the Prospectuses for Class A and Class C Shares. Class C Shares of the Funds are sold to individuals, corporate investors and retirement plans at NAV but are subject to a 1.00% contingent deferred sales charge which is payable upon redemption of such shares within the first eighteen months after purchase, as described in the Prospectuses for Class A and Class C Shares.

          PNC Funds has authorized one or more brokers to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or the broker's authorized designee receives the order. Orders will be priced at the NAV next computed after they are received by an authorized broker or the broker's authorized designee and accepted by a Fund.

          The Adviser or its affiliates will pay finder's fees to dealers on new investments in Class A Shares as follows:

          0.50% on amounts between $1 million and $5 million; plus 0.25% on amounts over $5 million

          From time to time, shares may be offered as an award in promotions sponsored by the Underwriter or other parties. The Underwriter or a third party will purchase shares awarded in such promotions at NAV. The promotions may be limited to certain classes of shareholders such as the employees of the Adviser or its affiliates. As stated in the applicable Prospectuses, the Underwriter may institute certain promotional incentive programs for dealers. Such incentive programs may include cash incentive programs specific to NatCity Investments, Inc. under which NatCity Investments, Inc. or its associated persons may receive cash incentives in connection with the sale of the Funds.

          Automatic investment programs such as the Planned Investment Program ("Program") described in the Prospectuses permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his or her shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials, PNC Funds may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500 Index or Barclays Capital U.S. Intermediate Government Bond Index.

OFFERING PRICE PER CLASS A SHARES OF THE PREDECESSOR FUNDS

          An illustration of the computation of the offering price per Class A Share of the Predecessor Funds, based on the value of each Predecessor Fund's net assets and number of outstanding shares on May 31, 2009 is shown below:

PREDECESSOR MARYLAND TAX-EXEMPT BOND FUND
Net Assets of A Shares: $612,649.45
Outstanding A Shares: 55,468
Net Asset Value Per Shares: $11.05
Sales Charge, 4.25% of Offering Price: 0.49
Offering Price to Public: $11.54

PREDECESSOR TAX-EXEMPT LIMITED MATURITY BOND FUND
Net Assets of A Shares: $926,242.52
Outstanding A Shares: 90,205
Net Asset Value Per Shares: $10.27
Sales Charge, 4.25% of Offering Price: 0.46
Offering Price to Public: $10.73

EXCHANGE PRIVILEGE

          Investors may exchange all or part of their Class A Shares or Class C Shares as described in the applicable Prospectuses. Any rights an investor may have (or have waived) to reduce the sales load applicable to an exchange, as may be provided in a Prospectus, will apply in connection with any such exchange. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

          By use of the exchange privilege, the investor authorizes the Transfer Agent's financial institution or his or her financial institution to act on telephonic, website or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The investor or his or her financial institution must notify the Transfer Agent of his or her prior ownership of Class A Shares or Class C Shares and the account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES

          PNC Funds is a Delaware statutory trust. PNC Funds' Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any issued or unissued shares of PNC Funds into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Any such classification or reclassification will comply with the provisions of the 1940 Act. Pursuant to such authority, the Board of Trustees has authorized the issuance of the classes or series of shares set forth in the Prospectuses, including classes or series which represent interests in the Funds as follows, and as further described in this SAI and the related Prospectuses:

Maryland Tax Exempt Bond Fund
   Class JJJ                            Class I Shares
   Class JJJ Special Series 1           Class A Shares
   Class JJJ Special Series 3           Class C Shares
Tax Exempt Limited Maturity Bond Fund
   Class KKK                            Class I Shares
   Class KKK Special Series 1           Class A Shares
   Class KKK Special Series 3           Class C Shares

          Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in their discretion. When issued for payment as described in the Prospectuses, a Fund's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of PNC Funds or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to the particular Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of PNC Funds not belonging to any particular Fund which are available for distribution.

          Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as PNC Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of PNC Funds voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Class I Shares and Class A Shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to a distribution plan for such shares, and only Class C Shares of a Fund will be entitled to vote on matters relating to a distribution plan with respect to Class C Shares.

          Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances: (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their NAV and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, cause all outstanding shares of such fund involved to be redeemed at their NAV; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of PNC Funds, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, cause all outstanding shares of any fund to be redeemed at their NAV or converted into shares of another class of PNC Funds at NAV. In the event that shares are redeemed in cash at their NAV, a shareholder may receive in payment for such shares an amount that is more or less than his or her original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following summarizes certain additional tax considerations generally affecting the Funds of PNC Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

          The discussions of the federal tax consequences in the Prospectuses and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretation, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

GENERAL - FEDERAL

          Each Fund of PNC Funds is treated as a separate corporate entity and intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, each Fund must meet three important tests each year.

          First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in qualified publicly traded partnerships.

          Second, generally, at the close of each quarter of the taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

          Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

          Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits (including, but not limited to, all tax-exempt interest), and corporate shareholders could be eligible for the dividends-received deduction. Thus, the main consequence of a failure by a Fund to qualify as a regulated investment company would be that the Fund's shareholders would no longer enjoy the benefit of tax-free distributions attributable to exempt-interest earned by the Fund.

          The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain, if any, net income each calendar year to avoid liability for this excise tax.

STATE AND LOCAL TAXES

          Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS

          As described above and in the Prospectuses, the Funds are designed to provide investors with tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

          In order for a Fund to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

          In purchasing tax-exempt obligations, the Funds intend to rely on opinions of bond counsel or counsel to the issuers of the tax-exempt obligations as to the excludability of interest on those obligations from gross income for federal income tax purposes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

          Corporate taxpayers will be required to take into account all exempt-interest dividends from the Funds in determining certain adjustments for alternative minimum tax purposes.

          The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

ADDITIONAL TAX INFORMATION CONCERNING THE MARYLAND TAX EXEMPT BOND FUND

          Shareholders of the Maryland Tax Exempt Bond Fund who are individuals, corporations, estates or trusts and subject to Maryland state and local taxes will not be subject to such taxes on dividends paid by the Fund to the extent they qualify as exempt-interest dividends and are attributable to any of the following:

     - interest on tax-exempt obligations issued by the State of Maryland or its political subdivisions and authorities;

     - interest on obligations issued by the U.S. Government and its agencies, instrumentalities, authorities and possessions or territories;

     - gain realized by the Fund on the sale or exchange of tax-exempt obligations issued by the State of Maryland or its political subdivisions, agencies, instrumentalities and authorities; or

     - gain realized by the Fund on the sale or exchange of obligations issued by the U.S. Government and its agencies, instrumentalities and authorities.

          Distributions attributable to sources other than those described above will not be exempt from Maryland state and local taxes. In addition, any gain realized by a shareholder upon a redemption or exchange of Shares will be subject to Maryland taxation.

                                    * * * * *

                              TRUSTEES AND OFFICERS

          The business and affairs of PNC Funds are managed under the direction of PNC Funds' Board of Trustees in accordance with Delaware law and PNC Funds' Agreement and Declaration of Trust. Information pertaining to the Trustees and officers of PNC Funds is set forth below. Trustees who are not deemed to be "interested persons" of PNC Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of PNC Funds are referred to as "Interested Trustees."

                                                                                               Number of
                                                                                              Portfolios
                                                                                                  in
                                                    Length of                                    Fund
                                  Position(s)          Time                                   Complex(3)
      Name, Address(1),            Held with        Served in      Principal Occupation(s)    Overseen by      Other Directorships
    Date of Birth and Age          PNC Funds       Position(2)       During Past 5 Years        Trustee        Held by Trustee(4)
----------------------------  ------------------  -------------  ---------------------------  -----------  -------------------------

INDEPENDENT TRUSTEES

John R. Murphy                Co-Chairman of          Since      Vice-Chairman, National         36        Director, Omnicom Group,
Date of Birth: 1/7/34         the Board and       February 2010  Geographic Society, March                 Inc. (media and
Age: 76                       Trustee                            1998 to present.                          marketing); Director,
                                                                                                           Sirsi Dynix (technology).

Robert D. Neary               Co-Chairman of          Since      Retired; Co-Chairman of         36        Director, Commercial
Date of Birth: 9/30/33        the Board and       February 1996  Ernst & Young LLP (an                     Metals Company;
Age: 76                       Trustee                            accounting firm), 1984 -                  Co-Chairman
                                                                 1993.

Dorothy A. Berry              Trustee              Since April   President, Talon                36        Chairman and Director,
Date of Birth: 9/12/43                                2006       Industries, Inc.                          Professionally Managed
Age: 66                                                          (administrative,                          Portfolios
                                                                 management and business
                                                                 consulting), since 1986.

                                                                                               Number of
                                                                                              Portfolios
                                                                                                  in
                                                    Length of                                    Fund
                                  Position(s)          Time                                   Complex(3)
      Name, Address(1),            Held with        Served in      Principal Occupation(s)    Overseen by      Other Directorships
    Date of Birth and Age          PNC Funds       Position(2)       During Past 5 Years        Trustee        Held by Trustee(4)
----------------------------  ------------------  -------------  ---------------------------  -----------  -------------------------
Kelley J. Brennan             Trustee and            Trustee     Retired; Partner,               36        None
Date of Birth: 7/7/42         Chairman of the      since April   PricewaterhouseCoopers LLP
Age: 67                       Audit Committee         2006;      (an accounting firm), 1981
                                                   Chairman of   - 2002.
                                                    the Audit
                                                    Committee
                                                  since August
                                                      2007

Richard W. Furst              Trustee                 Since      Dean Emeritus and Garvice       36        Director, Central Bank &
Date of Birth: 9/13/38                              June 1990    D. Kincaid Professor of                   Trust Co.; Director,
Age: 71                                                          Finance (Emeritus), since                 Central Bancshares
                                                                 2003, Garvice D.
                                                                 Kincaid Professor of
                                                                 Finance, 2000 - 2003,
                                                                 Dean and Professor of
                                                                 Finance, 1981 - 2003,
                                                                 Gatton College of
                                                                 Business and Economics,
                                                                 University of Kentucky.

Dale C. LaPorte               Trustee and            Trustee     Retired; Senior Vice            36        Director; Invacare
Date of Birth: 1/04/42        Chairman of the      since April   President and General                     Corporation
Age: 68                       Legal Compliance        2005;      Counsel, Invacare
                              Committee            Chairman of   Corporation (manufacturer
                                                    the Legal    of healthcare products),
                                                   Compliance    December 2005 - 2008;
                                                    Committee    Partner, 1974 - 2005 and
                                                    since May    Chairman of Executive
                                                      2009       Committee, 2000 - 2004, of
                                                                 Calfee, Halter & Griswold
                                                                 LLP (law firm).

L. White Matthews, III        Trustee                 Since      Retired since 2001;             36        Matrixx Initiatives, Inc.
Date of Birth: 10/5/45                            February 2010  Chairman, Cerdian                         (pharmaceuticals);
Age: 64                                                          Corporation, 2006 to                      Imation Corp. (data
                                                                 present.                                  storage products);
                                                                                                           Director and Chairman of
                                                                                                           the Board of Constar
                                                                                                           International Inc.

Edward D. Miller, Jr.         Trustee                 Since      Dean and Chief Executive        36        None.
Date of Birth: 2/1/43                             February 2010  Officer, Johns Hopkins
Age: 67                                                          Medicine, January 1997 to
                                                                 present.

                                                                                               Number of
                                                                                              Portfolios
                                                                                                  in
                                                    Length of                                    Fund
                                  Position(s)          Time                                   Complex(3)
      Name, Address(1),            Held with        Served in      Principal Occupation(s)    Overseen by      Other Directorships
    Date of Birth and Age          PNC Funds       Position(2)       During Past 5 Years        Trustee        Held by Trustee(4)
----------------------------  ------------------  -------------  ---------------------------  -----------  -------------------------
OFFICERS

Kathleen T. Barr(5)           Senior Vice             Since      Senior Vice President,          N/A       N/A
200 Public Square, 5th Floor  President, Chief    February 2003  National City Bank, June
Cleveland, OH 44114           Administrative                     1999 - September 2009;
Date of Birth: 5/2/55         Officer and Chief                  Managing Director, PNC
Age: 54                       Compliance Officer                 Capital Advisors, LLC
                                                                 (formerly Allegiant Asset
                                                                 Management Company), since
                                                                 May 1996.

John F. Durkott(6)            President and           Since      President and Chief             N/A       N/A
Date of Birth: 7/11/44        Chief Executive       November     Executive Officer,
Age: 65                       Officer                 1993       Kittle's Home Furnishings
                                                                 Center, Inc. ("Kittles"),
                                                                 since January 2002;
                                                                 Partner, Kittle's
                                                                 Bloomington Properties
                                                                 LLC, 1981 - 2003; KK&D
                                                                 LLC, 1989 - 2003; KK&D
                                                                 II LLC, 1998 - 2003
                                                                 (affiliated real estate
                                                                 companies of Kittle's).

Audrey C. Talley(7)           Secretary               Since      Partner, Drinker Biddle &       N/A       N/A
One Logan Square                                  February 2005  Reath LLP, (law firm).
18th and Cherry Streets
Philadelphia, PA 19103-6996
Date of Birth: 11/20/53
Age: 56

John Kernan(7)                Treasurer             Treasurer    Senior Vice President,          N/A       N/A
200 Public Square, 5th Floor  (formerly               since      National City Bank, July
Cleveland, OH 44114           Assistant             May 2008;    2004 - September 2009,
Date of Birth: 9/17/65        Treasurer)            Assistant    Managing Director, PNC
Age: 44                                             Treasurer    Capital Advisors, LLC
                                                      from       (formerly Allegiant Asset
                                                    February     Management Company), since
                                                   2005 to May   July 2004; Senior Director
                                                      2008       of Fund Administration,
                                                                 State Street Bank and
                                                                 Trust Company, 1998 - 2004.

                                                                                               Number of
                                                                                              Portfolios
                                                                                                  in
                                                    Length of                                    Fund
                                  Position(s)          Time                                   Complex(3)
      Name, Address(1),            Held with        Served in      Principal Occupation(s)    Overseen by      Other Directorships
    Date of Birth and Age          PNC Funds       Position(2)       During Past 5 Years        Trustee        Held by Trustee(4)
----------------------------  ------------------  -------------  ---------------------------  -----------  ------------------------
Patrick Glazar(7)             Assistant             Assistant    Vice President and Senior       N/A       N/A
103 Bellevue Parkway          Treasurer             Treasurer    Director, Accounting and
Wilmington, DE 19809          (formerly               since      Administration, PNC Global
Date of Birth: 7/8/67         Treasurer)            May 2008;    Investment Servicing
Age: 42                                             Treasurer    (formerly PFPC Inc.),
                                                      from       since September 2002.
                                                    February
                                                   2006 to May
                                                      2008

David C. Lebisky(7)           Assistant               Since      Vice President and Senior       N/A       N/A
760 Moore Road                Secretary           February 2007  Director, Regulatory
King of Prussia, PA 19406                                        Administration, PNC Global
Date of Birth: 5/19/72                                           Investment Servicing
Age: 37                                                          (formerly PFPC Inc.),
                                                                 since January 2007; Vice
                                                                 President and Director,
                                                                 PFPC Inc., 2002 - 2007.

(1) Each Trustee can be contacted by writing to PNC Funds, c/o PNC Capital Advisors, LLC, 200 Public Square, 5th Floor, Cleveland, OH 44114,
     Attention: John Kernan.

(2) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected following his or her election or appointment and until his or her successor has been elected and qualified.

(3) The "Fund Complex" is comprised of eleven registered investment companies for which the Adviser or any of its affiliates serves as investment adviser. The number of portfolios overseen by the Trustees includes the PNC Alternative Investment Funds (three portfolios), PNC Funds (thirty portfolios) and PNC Advantage Funds (three portfolios).

(4) Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies"), or other investment companies registered under the 1940 Act. In addition to PNC Funds, each Trustee serves as a Trustee of PNC Advantage Funds and a Director of the PNC Alternative Investment Fund complex. Messrs. Murphy and Neary serve as Co-Chairmen of PNC Advantage Funds and the PNC Alternative Investment Fund complex.

(5) Ms. Barr also serves as Senior Vice President, Chief Administrative Officer and Chief Compliance Officer of PNC Advantage Funds. She previously served as Chief Legal Officer from January 5, 2009 until May 14, 2009 and Assistant Treasurer and Chief Compliance Officer of PNC Funds and PNC Advantage Funds from August 2002 until February 2003.

(6) Mr. Durkott also serves as President and Chief Executive Officer of PNC Advantage Funds.

(7) Ms. Talley, Mr. Glazar, Mr. Kernan and Mr. Lebisky also serve as Officers of PNC Advantage Funds in their same capacities.

          Ms. Talley is a partner of the law firm Drinker Biddle & Reath LLP, which serves as counsel to PNC Funds.

BOARD COMMITTEES

          The Board of Trustees has established three committees, the Audit Committee, the Nominating Committee and the Legal Compliance Committee.

          The Audit Committee consists of all Trustees who are not "interested persons" of PNC Funds as defined in the 1940 Act. The Audit Committee generally oversees PNC Funds' accounting and financial reporting process. Among its responsibilities, the Audit Committee annually determines the engagement and compensation of PNC Funds' Independent Registered Public Accounting Firm, reviews and approves the audit and non-audit services performed by the Independent Registered Public Accounting Firm, evaluates the adequacy of PNC Funds' internal financial and disclosure controls, oversees the audit process and reviews with the auditors the scope and results of the audit of PNC Funds' financial statements. The Audit Committee was established on May 22, 2003 and held five formal meetings during the last fiscal year.

          The Nominating Committee includes all Trustees who are not "interested persons" of PNC Funds as defined in the 1940 Act. The Nominating Committee is responsible for nominating individuals who are not "interested persons" of PNC Funds to fill any vacancies on the Board. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee's procedures provide that PNC Funds' security holders can submit nominees for consideration for Board vacancies by sending the nomination to PNC Funds' Secretary, who will submit all nominations to the Committee.

          The Legal Compliance Committee includes all Trustees who are not "interested persons" of PNC Funds as defined in the 1940 Act. The Legal Compliance Committee is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Funds or Adviser. The Legal Compliance Committee was established on May 14, 2009 and did not meet during the last fiscal year.

TRUSTEE OWNERSHIP OF FUND SHARES

          The following table shows the dollar range of shares beneficially owned by each Trustee in the Funds and the PNC Funds fund family in the aggregate as of December 31, 2008. Messrs. Matthews, Miller and Murphy became Trustees of PNC Funds effective February 8, 2010. Accordingly, no information is provided for them as of December 31, 2008.

INDEPENDENT TRUSTEES

                                                               AGGREGATE DOLLAR RANGE OF
                                                               EQUITY SECURITIES IN ALL
                                 DOLLAR RANGE OF            PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND       EQUITY SECURITIES IN THE FUNDS         OVERSEEN BY TRUSTEE
--------------------       ------------------------------   ------------------------------
ROBERT D. NEARY                          N/A                         Over $100,000
DOROTHY A. BERRY                         N/A                      $50,001 - $100,000
KELLEY J. BRENNAN                        N/A                      $50,001 - $100,000
RICHARD W. FURST                         N/A                         Over $100,000
DALE C. LAPORTE                          N/A                         Over $100,000
KATHLEEN CUPPER OBERT(1)                 N/A                        $10,001-$50,000

INTERESTED TRUSTEES

                                                               AGGREGATE DOLLAR RANGE OF
                                                               EQUITY SECURITIES IN ALL
                                   DOLLAR RANGE OF          PORTFOLIOS OF THE FUND COMPLEX
NAME OF TRUSTEE/FUND       EQUITY SECURITIES IN THE FUNDS         OVERSEEN BY TRUSTEE
--------------------       ------------------------------   ------------------------------
JOHN F. DURKOTT(1)                       N/A                       $50,001-$100,000
GERALD L. GHERLEIN(1)                    N/A                         Over $100,000

(1)  Resigned as a Trustee of PNC Funds effective February 8, 2010.

CERTAIN INTERESTS OF INDEPENDENT TRUSTEES

          Ms. Obert serves as Chairman and Chief Executive Officer and owns approximately 20% of the outstanding shares of privately held Edward Howard & Co. ("EH&C"). EH&C undertakes occasional media training, employee communications, crisis planning, marketing, publicity and corporate communications consulting services for PNC. From January 1, 2007 through December 31, 2007, EH&C earned approximately $4,000 in fees for these services. From January 1, 2008 through December 31, 2008, EH&C earned approximately $31,000 in fees for these services. EH&C expects to be engaged for similar projects by PNC from time to time at comparable fee levels.

          Mr. LaPorte, served as Senior Vice President of business development and General Counsel of Invacare Corporation ("Invacare") until his retirement as of January 1, 2009. Mr. LaPorte serves on the Board of Invacare. Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is PNC Bank, which is the parent company of the Adviser. PNC Bank's total obligation as part of the syndicate is limited to 19.375% of the total value of the line of credit, or US $77.5 million. The line of credit is used for working capital and general corporate purposes. A portion of the obligation as part of the syndicate is a result of the PNC Bank's acquisition of National City Bank ("NCB") on November 7, 2009. NCB's portion was limited to 15% of the total value of the line of credit, or US $60 million. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2006 to December 31, 2007, based on month end balances, was $25,657,000. The NCB portion of the balance outstanding as of December 31, 2007 was $4,280,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2006 through December 31, 2006, NCB earned approximately $221,133 in fees for these services, which represented approximately 0.0025% of NCB's revenues for the period. From January 1, 2007 through December 31, 2007, NCB earned approximately $57,609 in fees for these services, which represented approximately 0.0008% of NCB's revenues for the period.

          Prior to the acquisition of NCB, PNC Bank's obligation as part of the syndicate was limited to 4.375% of the total value of the line of credit, or US $17.5 million. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 to December 31, 2008, based on month end balances, was $12,306,487.82. The PNC Bank portion of the balance outstanding as of December 31, 2008 was $603,362.82. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare's Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages PNC Bank or affiliates for certain treasury management and capital markets services. From January 1, 2007 through December 31, 2007, PNC Bank or affiliates earned approximately $185,000 in fees for these services, which represented approximately 0.0008% of PNC Bank's revenues for the period. From January 1, 2008 through December 31, 2008, PNC Bank or affiliates earned approximately $236,000 in fees for these services, which represented approximately .0000328% of PNC Bank's revenues for the period.

          Mr. Murphy, serves as a director of Omnicom Group, Inc. ("Omnicom"). PNC Bank is one of thirty-three banks that together provide a $2.5 billion credit facility to affiliates of Omincom. PNC Bank is responsible for $50 million under the credit facility, which will expire on June 23, 2011. Omnicom uses the credit facility, together with uncommitted lines of credit and certain commercial paper programs, to manage its short-term cash requirements and to provide back-up liquidity on its outstanding notes and commercial paper. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 through December 31, 2008, based on month-end balances, was $18 million. As of December 31, 2008, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $18 million. Interest is charged quarterly in arrears at an adjustable rate of LIBOR plus an additional margin. A utilization fee is charged if the usage exceeds 50% of the total line. An annual facility fee also is charged. The interest rate, utilization fee and annual facility fee are adjustable quarterly based on the rating established by S&P and Moody's of Omnicom's senior unsecured public debt. As of June 30, 2009, the total interest charged was LIBOR plus 17 basis points.

BOARD COMPENSATION

          Each Trustee receives an annual fee of $45,000 plus either $4,500 for each combined Board meeting attended in person, or such amount as may be determined for each Board meeting attended telephonically, and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities.

          The Trustees may elect to defer payment of 25% to 100% of the fees they receive in accordance with a Trustee Deferred Compensation Plan (the "Plan"). Under the Plan, a Trustee may elect to have his or her deferred fees treated as if they had been invested by PNC Funds in the shares of one or more portfolios of PNC Funds and the amount paid to the Trustee under the Plan will be determined based on the performance of such investments. Distributions are generally of equal installments over a period of 2 to 15 years. The Plan will remain unfunded for federal income tax purposes under the Code. Deferral of Trustee fees in accordance with the Plan will have a negligible impact on portfolio assets and liabilities and will not obligate PNC Funds to retain any Trustee or pay any particular level of compensation.

          The table below summarizes the compensation for each of the Trustees of PNC Funds for the fiscal year ended May 31, 2009. Messrs. Matthews, Miller and Murphy became Trustees of PNC Funds effective February 8, 2010. Accordingly, no information is provided for them as of May 31, 2009.

                                                     Pension or                             Total
                                     Aggregate       Retirement                         Compensation
                                   Compensation   Benefits Accrued   Estimated Annual     from PNC
Name of                                from        as Part of PNC      Benefits Upon      Funds and
Person, Position                    PNC Funds      Funds' Expense       Retirement      Fund Complex
----------------                   -----------    ----------------   ----------------   ------------
INDEPENDENT TRUSTEES
Robert D. Neary,
Chairman and Trustee*                $109,492            $0                 $0            $113,000
Dorothy A. Berry, Trustee*           $ 77,514            $0                 $0            $ 80,000
Kelley J. Brennan, Chairman of
the Audit Committee and Trustee*     $ 94,952            $0                 $0            $ 98,000
Richard W. Furst, Trustee*           $ 76,544            $0                 $0            $ 79,000
Dale C. LaPorte, Trustee*            $ 76,459(1)         $0                 $0            $ 79,000
Kathleen Cupper Obert,
Trustee(2)                           $ 76,544            $0                 $0            $ 79,000

INTERESTED TRUSTEES
John G. Abunassar, President,
CEO and Trustee(3)                   $      0            $0                 $0            $      0
John F. Durkott, Trustee(2)          $ 76,544            $0                 $0            $ 79,000
Gerald L. Gherlein, Trustee(2)       $ 76,544            $0                 $0            $ 79,000

(1) Dale C. LaPorte's aggregated compensation includes Deferred Compensation in the amount of $41,600 accrued during PNC Funds' fiscal year ended May 31, 2009.

(2)  Resigned as a Trustee of PNC Funds effective February 8, 2010.

(3) Mr. Abunassar resigned as Trustee of PNC Funds effective August 13, 2009 and as President and CEO on September 18, 2009.

* Each Trustee also serves as a Trustee of PNC Advantage Funds. Effective February 8, 2010, each Trustee also began serving as a Director of the PNC Alternative Investment Fund complex.

CODE OF ETHICS

          PNC Funds and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that: (i) establishes procedures for personnel with respect to personal investing, (ii) prohibits or restricts certain transactions that may be deemed to create a conflict of interest between personnel and the Funds, and (iii) permits personnel to invest in securities, including securities that may be purchased or held by the Funds.

SHAREHOLDER AND TRUSTEE LIABILITY

          Consistent with the Delaware Statutory Trust Act, PNC Funds' Agreement and Declaration of Trust provides that shareholders of the Funds will not be subject in such capacity to any personal liability whatsoever to any person in connection with property of the Funds or the acts, obligations or affairs of the Funds. Shareholders of the Funds will have the same limitation of personal liability as is extended to stockholders of corporations organized under Delaware law. The Agreement and Declaration of Trust provide that no Trustee or officer of PNC Funds shall be subject in such capacity to any personal liability whatsoever to any person, save only liability to the Funds or their shareholders for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing for such Trustee's or officer's own willful misfeasance, bad faith, gross negligence or reckless disregard for such Trustee's or officer's duty to such person; and, subject to the foregoing exception, all such persons shall look solely to the property of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds. If any shareholder, Trustee or officer of PNC Funds is made party to any suit or proceeding to enforce any such liability, subject to the foregoing exception in the case of Trustees and officers, such shareholder, Trustee or officer shall not, on account thereof, be held to any personal liability.

                ADVISORY, ADMINISTRATION, UNDERWRITING, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS

ADVISORY AGREEMENTS

          PNC Capital Advisors, LLC ("PNC Capital Advisors" or the "Adviser") serves as investment adviser to the Funds under an Advisory Agreement dated September 30, 2009 (the "Advisory Agreement"). On September 29, 2009, Allegiant Asset Management Company, the predecessor investment advisor to Allegiant Funds, and PNC Capital Advisors, Inc. merged into the Adviser. As of December 31, 2009, the Adviser managed approximately $34.1 billion in assets. The Adviser is located at Two Hopkins Plaza, Baltimore, Maryland 21201.

          For services performed under the Advisory Agreement, the Adviser receives fees as an annual percentage rate, based on average daily net assets, computed daily and paid monthly, at the percentage rates as stated in the Prospectuses. From time to time, the Adviser may voluntarily waive fees or reimburse PNC Funds for expenses.

          Subject to the supervision of PNC Funds' Board of Trustees, the Adviser provides a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in each Fund. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold by each Fund. The Adviser provides the services under the Advisory Agreement in accordance with each Fund's investment objective, policies, and restrictions as stated in the Prospectuses and resolutions of PNC Funds' Board of Trustees applicable to such Fund.

          The investment adviser for the Predecessor Funds was PNC Capital Advisors, LLC, a subsidiary of PNC Bank and an indirect wholly-owned subsidiary of PNC. During the last three fiscal years, the Adviser and its predecessor, PNC Capital Advisors, Inc. was paid advisory fees, after waivers, as follows:

Predecessor Fund                    2009       2008      2007
----------------                  --------   -------   --------
Predecessor Maryland Tax-Exempt   $ 62,651   $35,057   $ 89,050
Bond Fund
Predecessor Tax-Exempt Limited    $111,139   $77,118   $167,598
Maturity Bond Fund

          During the last three years, the Adviser waived the following fees for the Predecessor Fund:

Predecessor Fund                    2009       2008       2007
----------------                  --------   --------   --------
Predecessor Maryland Tax-Exempt   $234,457   $217,852   $163,073
Bond Fund
Predecessor Tax-Exempt Limited    $232,423   $217,963   $193,296
Maturity Bond Fund

          As discussed in the Prospectuses, the Funds and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, with the approval of the Board, to appoint, terminate and replace sub-advisers and materially amend existing sub-advisory agreements without shareholder approval.

          The Adviser places orders pursuant to their investment determinations for the respective Funds either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Adviser uses their best efforts to seek on behalf of PNC Funds and the respective Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the respective Funds and/or other accounts over which the Adviser or any affiliate of any of them exercises investment discretion. The Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser with respect to the accounts as to which it exercises investment discretion.

          In no instance will Fund securities be purchased from or sold to the Adviser, the Underwriter (or any other principal underwriter to PNC Funds) or an affiliated person of either PNC Funds, the Adviser, or the Underwriter (or such other principal underwriter) unless permitted by an order of the SEC or applicable rules. In executing portfolio transactions for the Fund, the Adviser may, but is not obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other investment portfolios of PNC Funds and/or its other clients where such aggregation is not inconsistent with the policies set forth in PNC Funds' registration statement. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and/or such other clients. The Adviser will maintain all books and records with respect to the securities transactions for the Funds and furnish to PNC Funds' Board of Trustees such periodic and special reports as the Board may request.

          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by PNC Funds in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties and obligations thereunder.

          Unless sooner terminated, the Advisory Agreement remains in effect for an initial period of up to two years after its approval and will continue in effect with respect to the Fund to which it relates from year to year thereafter, subject to annual approval by PNC Funds' Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund (as defined by the 1940 Act) and a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the agreement by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by PNC Funds or the Adviser on 60 days' written notice without penalty, and will terminate immediately in the event of its assignment, as defined in the 1940 Act.

APPROVAL OF ADVISORY AGREEMENT

          A discussion of the Board's deliberations in connection with the approval of the Advisory Agreement will be included in PNC Funds' Annual Report to Shareholders dated May 31, 2010.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

The following tables provide information about funds and accounts, other than the Funds, for which the Funds' portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2009:

                                                   Total #                      # of Accounts
                                                     of                          Managed with     Total Assets with
  Name of Portfolio                               Accounts                    Performance-Based   Performance-Based
       Manager              Type of Accounts       Managed    Total Assets       Advisory Fee        Advisory Fee
---------------------   -----------------------   --------   --------------   -----------------   -----------------
MARYLAND TAX EXEMPT
BOND AND TAX EXEMPT
LIMITED MATURITY BOND
FUNDS
Stephen Winterstein      Registered Investment         1      $90.2 million           0                   0
                               Companies:
                        Other Pooled Investment        0           $0                 0                   0
                               Vehicles:
                            Other Accounts:            0           $0                 0                   0
Adam Mackey              Registered Investment         1      $90.2 million           0                   0
                               Companies:
                        Other Pooled Investment        0           $0                 0                   0
                               Vehicles:
                            Other Accounts:          125     $1.575 billion           0                   0
Rebecca Rogers           Registered Investment         1      $90.2 million           0                   0
                               Companies:
                        Other Pooled Investment        0           $0                 0                   0
                               Vehicles:
                            Other Accounts:           91      $781 million            0                   0

DESCRIPTION OF COMPENSATION

          The Adviser compensates its portfolio managers with a combination of a fixed cash base salary and variable incentive compensation, which may be comprised of a cash bonus and a stock compensation award.

          A portfolio manager's base salary is dependent on the manager's level of experience and expertise. The variable incentive compensation for the portfolio managers is determined on a fully discretionary basis as described below, except in specific cases where a contractual agreement would dictate otherwise, for the calendar year ended December 31, 2009. The incentive compensation is awarded based on a combination of performance and discretionary factors. The performance component is linked to the pre-tax one- and three- year period investment performance of the fund and other accounts managed by the portfolio manager measured against a primary peer group. The discretionary component is based on several factors, which primarily include the overall annual profits of the Adviser and management's subjective assessment of the portfolio manager, including but not limited to his or her contribution to the investment team-oriented process; and the portfolio manager's overall performance, client feedback, contributions to the business objectives of the firm, leadership, teamwork and management skills.

          In addition to the compensation described above, portfolio managers may receive compensation in the form of stock of PNC under its stock plan which is a program that awards a portion of discretionary year-end compensation in restricted stock or stock option awards of PNC that are subject to vesting and other conditions. Eligibility for participation in this incentive program depends on the portfolio manager's performance and seniority.

POTENTIAL CONFLICTS OF INTEREST

          Portfolio managers at the Adviser typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts, proprietary accounts and pooled investment vehicles. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. The Adviser has adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

          If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, PNC Funds and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security.

          The results of the investment activities of the Funds may differ significantly from the results achieved by the Adviser for other client accounts. The Adviser will manage the Funds and the other client accounts it manages in accordance with their respective investment objectives and guidelines. However, the Adviser may give advice, and take action, with respect to any current or future other client accounts that may compete or conflict with the advice the Adviser may give to the Funds, or may involve a different timing or nature of action than with respect to the Funds.

          Transactions undertaken by the Adviser for other client accounts may adversely impact the Funds. The Adviser on behalf of one or more other client accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may buy a security and the Adviser, on behalf of its other client accounts, may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conversely, the Fund may establish a short position in a security and the Adviser, on behalf of its other client accounts, may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other client accounts of the Adviser. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) the other client accounts of the Adviser, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) the other client accounts of the Adviser.

OWNERSHIP OF SECURITIES

          The Funds have not offered shares to the public as of the date of this SAI and, accordingly, the Funds' portfolio managers do not own shares of the Funds as of that date. The dollar range of equity ownership by the portfolio managers of the Predecessor Funds' shares as of May 31, 2009 was as follows:

MARYLAND TAX EXEMPT BOND FUND
Stephen Winterstein                     $0
Adam Mackey                             $0
Rebecca Rogers                          $0
TAX EXEMPT LIMITED MATURITY BOND FUND
Stephen Winterstein                     $0
Adam Mackey                             $0
Rebecca Rogers                          $0

PROXY VOTING POLICIES AND PROCEDURES

          PNC Funds is required to disclose information concerning the Funds' proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for implementing decisions regarding proxy voting for securities held by each Fund. The Adviser will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by PNC Funds, and which are found in Appendix C. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Predecessor Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC's website at http://www.sec.gov.

ADMINISTRATION AND ACCOUNTING SERVICES

          PNC Funds has entered into a Co-Administration and Accounting Services Agreement dated February 26, 2009 (the "Co-Administration Agreement") with PNC Global Investment Servicing and the Adviser (together with PNC Global Investment Servicing, the "Co-Administrators"), pursuant to which PNC Global Investment Servicing and the Adviser have agreed to serve as Co-Administrators to PNC Funds. This agreement superseded a prior agreement with PNC Global Investment Servicing and National City Bank dated September 1, 2006.

          The Co-Administrators provide a wide variety of accounting, shareholder and administrative services to PNC Funds under the Co-Administration Agreement. The Co-Administration Agreement provides that the Co-Administrators shall not be liable for any error of judgment or mistake of law or for any loss suffered by PNC Funds in connection with the matters to which the Co-Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Co-Administrators in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. The Co-Administration Agreement also provides that it creates no joint and/or several liability among the Co-Administrators with respect to any loss arising out of services provided by a specific Co-Administrator.

          PNC Global Investment Servicing is a wholly owned subsidiary of PNC. The Adviser is an indirect wholly owned subsidiary of PNC.

          Under the Co-Administration Agreement, the Co-Administrators are entitled to receive administration fees with respect to each Fund, computed daily and paid monthly, at annual rates based on the average daily net assets of each Fund.

          Effective March 1, 2009, the Co-Administration fee was 0.0558% based on average daily net assets of PNC Funds' mutual funds.

          The Adviser also was the Predecessor Funds' investment adviser, provided administration services to the Predecessor Funds. For its services, the Adviser and its predecessor, PNC Capital Advisors, Inc. received an administration fee computed daily and payable monthly at an annual rate of 0.125% of the average daily net assets of each Predecessor Fund. Effective February 11, 2008, the Adviser paid sub-administration fees to PNC Global Investment Servicing based on the aggregate net assets of the Predecessor Funds and other funds managed by the Adviser as follows: 0.01% of the first $3 billion, 0.0075% of the next $2 billion and 0.0050% of the aggregate net assets in excess of $5 billion plus out-of pocket. PNC Global Investment Servicing also received a fee for its services as accounting and blue sky servicing agent, excluding out of pocket expenses, based on the aggregate net assets of the Predecessor Funds and other funds managed by the Adviser as follows: 0.02% of the first $3 billion, 0.0175% of the next $2 billion, and 0.0150% of the aggregate net assets in excess of $5 billion.

UNDERWRITER

          The Underwriter acts as principal underwriter for the Funds' shares pursuant to its Distribution Agreement with PNC Funds. The Underwriter has its principal business office at 760 Moore Road, King of Prussia, Pennsylvania, 19406. Shares are sold on a continuous basis. The Underwriter will use all reasonable efforts in connection with distribution of shares of PNC Funds.

          Unless otherwise terminated, the Distribution Agreement between PNC Funds and the Underwriter continues in force and renews annually, provided that such annual renewal is approved by (i) either the vote of a majority of the Trustees of PNC Funds, or the vote of a majority of the outstanding voting securities of PNC Funds, and (ii) the vote of a majority of those Trustees of PNC Funds who are not parties to the Distribution Agreement or interested persons of any such party ("Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the approval. The Distribution Agreement shall automatically terminate in the event of its assignment. In addition, the Distribution Agreement may at any time be terminated by the Underwriter, by a vote of a majority of Qualified Trustees or by vote of a majority of the outstanding voting securities of PNC Funds upon not less than sixty days prior written notice to the other party.

          The Funds had not commenced operations prior to the date of this SAI, and therefore the Underwriter did not receive any commissions on sales of Class A and Class C Shares of the Funds.

DISTRIBUTION PLANS AND RELATED AGREEMENT

          Pursuant to Rule 12b-1 under the 1940 Act, PNC Funds has adopted a Distribution Plan for Class A Shares (the "A Shares Plan") and a Distribution Plan for Class C Shares (the "C Shares Plan") (collectively, the "Plans") which permit PNC Funds to bear certain expenses in connection with the distribution of Class A Shares and Class C Shares respectively. As required by Rule 12b-1, PNC Funds' Plans and any related agreements have been approved, and are subject to annual approval by, a majority of PNC Funds' Board of Trustees, and by a majority of the Trustees who are not interested persons of PNC Funds and have no direct or indirect interest in the operation of the Plans or any agreement relating to the Plans (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on the Plans and related agreements. In compliance with the Rule, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plans and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plans and related agreements will benefit PNC Funds and its shareholders. For instance, asset growth resulting from the Plan can be expected to benefit PNC Funds shareholders through the realization of economies of scale and potentially lower expense levels.

          Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a Fund (in PNC Funds' case, the Underwriter) provide for the Trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

          Any change in the Plans that would materially increase the distribution expenses of a class would require approval by the shareholders of such class, but otherwise, the Plans may be amended by the Trustees, including a majority of the Disinterested Trustees who do not have any direct or indirect financial interest in the Plans or related agreements. The Plans and related agreements may be terminated as to a particular Fund or class by a vote of PNC Funds' Disinterested Trustees or by vote of the shareholders of the Fund or class in question, on not more than 60 days' written notice. The selection and nomination of Disinterested Trustees has been committed to the discretion of such Disinterested Trustees as required by the Rule.

          The A Shares Plan provides that each Fund will reimburse the Underwriter for distribution expenses related to the distribution of Class A Shares in an amount not to exceed 0.10% per annum of the average aggregate net assets of such shares. Costs and expenses reimbursable under the A Shares Plan are (a) direct and indirect costs and expenses incurred in connection with the advertising and marketing of a Fund's Class A Shares, including but not limited to any advertising or marketing via radio, television, newspapers, magazines, or direct mail solicitation, and (b) direct and indirect costs and expenses incurred in preparing, printing and distributing a Fund's prospectus for such shares (except those used for regulatory purposes or for distribution to existing shareholders) and in implementing and operating the A Shares Plan.

          The C Shares Plan provides that the Funds may compensate the Underwriter from Class C Share assets for distribution of Class C Shares in an amount not to exceed 0.75% per annum of the average daily net assets of such shares. Payments to the Underwriter under the C Shares Plan are to be used by the Underwriter to cover expenses and activities primarily intended to result in the sale of a Fund's Class C Shares. Such expenses and activities may include but are not limited to: (a) direct out-of-pocket promotional expenses incurred by the Underwriter in advertising and marketing Class C Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisers, accountants, and estate planning firms (each a "Distribution Organization") with respect to a Fund's Class C Shares beneficially owned by customers for whom the Distribution Organization is the dealer of record or holder of record of such Class C Shares;
(e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder. The Funds had not commenced operations prior to the date of this SAI, and therefore the Underwriter did not receive any commissions on sales of Class A and Class C Shares of the Funds.

          The Adviser, its affiliates or the Funds' Underwriter may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees and/or shareholder services fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs, as consistent with applicable rules of the SEC and National Association of Securities Dealers. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you, subject to their suitability as an investment option. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of the Funds' shares or the provision of services to the Funds.

          From time to time, the Adviser or the Funds' Underwriter also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts, occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

          The Predecessor Funds had adopted a Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act with respect to Class A and Class C Shares. The following table shows the payments that the Predecessor Funds made pursuant to the Plans, for the last fiscal year.

Predecessor Fund - Class A Shares            2009
---------------------------------           ------
Predecessor Maryland Tax-Exempt Bond Fund   $3,004
Predecessor Tax-Exempt Limited
   Maturity Bond Fund                       $4,326

Predecessor Fund - Class C Shares           2009
---------------------------------           ----
Predecessor Maryland Tax-Exempt Bond Fund   $333
Predecessor Tax-Exempt Limited
   Maturity Bond Fund                       $482

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

          PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, with offices at, 301 Bellevue Parkway, Wilmington, DE 19809, serves as custodian (the "Custodian") to PNC Funds pursuant to a Custodian Services Agreement dated February 21, 2006. The Custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

          PNC Global Investment Servicing, in its role as transfer agent, is located at 760 Moore Road, King of Prussia, PA 19406 and provides transfer agency and dividend disbursing agent services for the Funds pursuant to a Transfer Agency and Service Agreement dated June 10, 2006. As part of these services, PNC Global Investment Servicing maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes each Fund's cash distributions to shareholders.

                           SHAREHOLDER SERVICES PLAN

          PNC Funds has implemented a Shareholder Services Plan with respect to Class A Shares and Class C Shares (the "Services Plan") pursuant to which PNC Funds may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of a Fund's Class A Shares or Class C Shares in consideration for payments for such services. The Services Plan provides for the payment (on an annualized basis) of up to 0.25% of the NAV attributable to each Fund's Class A Shares or Class C Shares held by a financial institution's customers.

          Services under the Services Plan may include:

          (i) aggregating and processing purchase and redemption requests from customers;

          (ii) providing customers with a service that invests the assets of their accounts in Class A Shares or Class C Shares;

          (iii)  processing dividend payments from the Funds;

          (iv) providing information periodically to customers showing their position in Class A Shares or Class C Shares;

          (v)    arranging for bank wires;

          (vi) responding to customer inquiries relating to the services performed with respect to Class A Shares or Class C Shares beneficially owned by customers;

          (vii) providing subaccounting for customers or providing information to the transfer agent for subaccounting;

          (viii) forwarding shareholder communications; and

          (ix)   other similar services requested by PNC Funds.

          Agreements between PNC Funds and financial institutions will be terminable, without penalty, at any time by PNC Funds.

                             PORTFOLIO TRANSACTIONS

          Pursuant to the Advisory Agreement, the Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Funds. The Adviser purchases portfolio securities either directly from the issuer or from an underwriter or broker and/or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

          While the Adviser generally seeks competitive spreads or commissions, they may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. Under the Advisory Agreement, pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser is authorized to negotiate and pay higher brokerage commissions in exchange for research services rendered by broker-dealers. Subject to this consideration, broker-dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Funds. Such research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer databases; quotation equipment and services; and research oriented computer hardware, software and other services. Nevertheless, research services are only one of many factors considered in selecting broker-dealers. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

          Portfolio securities will not be purchased from or sold to PNC Funds' Adviser, Underwriter, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, a Fund will not give preference to the Adviser's affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

          The Funds may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers.

          The Adviser has agreed to maintain a policy and practice of conducting its investment management activities independently of the respective commercial departments of all of the Adviser's affiliates. In making investment decisions for the Funds, the Adviser's personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds' accounts are customers of the commercial departments of any of the Adviser's affiliates.

          Investment decisions for a Fund are made independently from those for the other Fund and for other investment companies and accounts advised or managed by the Adviser. Such other Fund, investment companies and accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. In connection therewith, and to the extent permitted by law and by the Advisory Agreement, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or advisory clients.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Deloitte & Touche LLP ("Deloitte"), with offices at 111 South Wacker Drive, Chicago, Illinois, 60606, serves as the Independent Registered Public Accounting Firm for the Funds. The financial highlights for the Predecessor Funds included in the Prospectuses and the financial statements for the Predecessor Funds contained in the May 31, 2009 Annual Report (their "Report"), and the Report itself, are incorporated by reference into this SAI and were audited by Deloitte.

                                     COUNSEL

          Drinker Biddle & Reath LLP (of which Ms. Talley, Secretary of PNC Funds, is a partner), with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to PNC Funds and will pass upon the legality of the shares offered hereby.

          Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, MD, 21202, acts as special Maryland counsel for PNC Funds with respect to certain matters under Maryland law.

                             PERFORMANCE INFORMATION

YIELD FOR THE FUNDS

          A Fund's "yield" is calculated by dividing the Fund's net investment income per share earned during a 30-day period (or another period permitted by the rules of the SEC) by the NAV per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                       Yield = 2 [([(a-b)/cd] + 1)6) - 1]

     Where: a = dividends and interest earned during the period.

            b = expenses accrued for the period (net of reimbursements).

            c = the average daily number of shares  outstanding during the period that were entitled to receive dividends.

            d = maximum offering price per share on the last day of the period.

          The Funds calculate interest earned on debt obligations held in their portfolios by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30-day period, or, with respect to obligations purchased during the 30-day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30-day period that the obligation is in the Fund. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

          Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter. For applicable sales charges, see "Sales Charges - Front-End Sales Charges - Class A Shares" and "Sales Charges - Contingent Deferred Sales Charges -Class C Shares" in the Prospectus.

          The "tax-equivalent yield" is computed by dividing the portion of a Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Fund's yield that is not exempt from federal income tax.

TOTAL RETURN

          Each Fund computes its "average annual total return (before taxes)" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                             T = [(ERV / P)1/n - 1]

     Where: T =   average annual total return

            ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

            P =   hypothetical initial payment of $1,000

            n =   period covered by the computation, expressed in terms of years

          Each Fund computes its aggregate total returns (before taxes) by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                 T = (ERV/P) - 1

          The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of any contingent deferred sales charges and other nonrecurring charges at the end of the measuring period covered by the computation.

          "Average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

          "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

          "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at NAV on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards: (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels; (ii) the impact of the federal alternative minimum tax; and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

PERFORMANCE REPORTING

          From time to time the performance of the Funds may be quoted in advertisements and various financial publications.

          The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

                                  MISCELLANEOUS

          PNC Funds bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations.

          As used in this SAI, a "vote of the holders of a majority of the outstanding shares" of PNC Funds or a particular investment fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of PNC Funds or such fund or
(b) 67% or more of the shares of PNC Funds or such fund present at a meeting if more than 50% of the outstanding shares of PNC Funds or such fund are represented at the meeting in person or by proxy.

          The assets belonging to a Fund include the consideration received by PNC Funds upon the issuance of shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of PNC Funds not belonging to the Fund. In determining a Fund's NAV, assets belonging to a Fund are charged with the liabilities with respect to that Fund.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

     "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

     "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

     "F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

     "B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

     "C" - Securities possess high short-term default risk. Default is a real possibility.

     "R" - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

     "D" - Default. Indicates a broad-based default for an entity, or the default of a specific short-term obligation.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

     "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

     "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

     "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

     "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

     "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

     "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

     "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

     "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

LONG-TERM CREDIT RATINGS

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest issuer credit rating assigned by Standard & Poor's.

     "AA" - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

     "A" - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

     "BBB" - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

     Obligations rated "BB," "B," "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "c" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

     "B" - An obligor rated "BB" is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

     "CCC" - An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial and economic conditions to meet its financial commitments.

     "CC" - An obligor rated "CC" is currently highly vulnerable.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     "SD" and "D" - An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A selective default includes the completion of a distressed exchange offer, whereby one or more financial obligation is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

     "NR" - An issuer rated "NR" is not rated.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

     "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

     "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

     "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

     "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

     "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

     "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit or default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

     "BB" - Securities considered to be speculative. "BB" ratings indicate that there is an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

     "B" - Securities considered to be highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

     "CCC," "CC" and "C" - A "CCC" rating indicates substantial credit risk, with default a real possibility. A "CC" rating indicates very high levels of credit risk. Default of some kind appears probable. "C" ratings signal exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

     "D" - indicates an issuer that in Fitch ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

     Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

     "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

     In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

     Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

     "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

     The following summarizes the ratings used by DBRS for long-term debt:

     "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

     "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

     "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

     "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

     "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

     "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

     "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

     ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS

     A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     - Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

     "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

     In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

     When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

     VMIG rating expirations are a function of each issue's specific structural or credit features.

     "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a statement of fact or recommendation to purchase, sell, or hold a financial obligation or make any investment decisions. Nor is it a comment regarding an issue's market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed them in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                                   APPENDIX B

                        DESCRIPTION OF FUTURES CONTRACTS

          The Tax Exempt Limited Maturity Bond Fund (the "Fund") may enter into certain futures transactions and options for hedging purposes or, as described in the Statement of Additional Information ("SAI"), to seek to increase total return. Such transactions are described in this Appendix.

INTEREST RATE FUTURES CONTRACTS

          USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

          DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. These exchanges may be either designated by the Commodity Futures Trading Commission ("CFTC") as a contract market or registered with the CFTC as a derivatives transaction execution facility ("DTEF"). The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Interest rate futures also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

          A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

          EXAMPLE OF FUTURES CONTRACT SALE. The Fund may engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wants to fix the current market value of this Fund security until some point in the future. Assume the Fund security has a market value of 100, and the Adviser believes that because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for a equivalent of
98. If the market value of the Fund security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

          In that case, the five point loss in the market value of the Fund security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

          The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the Fund securities, including the Fund security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

          If interest rate levels did not change, the Fund in the above example might incur a loss (which might be reduced by a offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

          EXAMPLE OF FUTURES CONTRACT PURCHASE. The Fund may engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

          For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

          The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

          If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the Fund, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

INDEX AND SECURITY FUTURES CONTRACTS

          GENERAL. A bond or stock index assigns relative values to the bonds or stocks included in the index which fluctuates with changes in the market values of the bonds or stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together "security futures;" broader-based index futures are referred to as "index futures").

          Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a DTEF. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated to varying degrees by the CFTC.

          The Fund may sell index futures and security futures contracts in order to offset a decrease in market value of its fund securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund may purchase index futures and security futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, the Fund may utilize index futures and security futures contracts in anticipation of changes in the composition of its fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the fund will decline prior to the time of sale.

          As described in the SAI, the Fund may use futures for non-hedging (speculative) purposes to increase total return.

MARGIN PAYMENTS

          Unlike purchase or sales of fund securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian or a subcustodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

          There are several risks in connection with the use of futures by the Fund, even if the futures are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

          Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

          Positions in futures may be closed out only on a board of trade or other trading facility which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge fund securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

          Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Successful use of futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

          The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

OTHER MATTERS

          Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                   APPENDIX C

                            PNC CAPITAL ADVISORS, LLC

                 SECTION 407: PROXY VOTING POLICY AND PROCEDURES

                               September 30, 2009

The purpose of these proxy voting policy and procedures is to ensure that PNC Capital Advisors, LLC ("PNC Capital") fulfills its responsibility to clients in connection with the voting of proxies. PNC Capital views the voting of proxies as an integral part of its investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in securities prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors, and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

NEW ACCOUNT PROCEDURES

When the client has delegated proxy-voting authority to PNC Capital under the investment agreement (or other written agreement), PNC Capital will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that PNC Capital vote in accordance with such client's proxy voting policy and provides this proxy voting policy to PNC Capital, PNC Capital will vote as instructed. In the event a contract is silent on the matter, PNC Capital should get written confirmation from such client as to its preference, where possible. PNC Capital will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

PROXY HANDLING PROCEDURES

With respect to proxies for which PNC Capital has authority to vote, such votes will be determined by a proxy voting committee (the "Committee"). The Committee will meet periodically to discuss the proxy votes for upcoming shareholders meetings. So long as a majority of the voting members are present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of all members.

The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material and record the minutes of the Committee meeting. PNC Capital is authorized to engage the services of a proxy voting service (the "Service") to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service's recommendations with respect to such issues. "Routine Matters" are those issues in the proxy statement that are addressed in the proxy voting guidelines attached hereto as EXHIBIT A (the "Guidelines") with a specific recommendation as to how to vote (e.g., "for", "against" or as "recommended by management"). "Refer Items" are those issues in the proxy statement for which the Guidelines are silent, or for where the Guidelines state that the item is to be decided on a case-by-case basis.

The Proxy Administrators are responsible for reviewing each proxy issue prior to the Committee's monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee's instructions.

(1) AUTHORITY TO VOTE PROXIES

The Committee adopts the Guidelines, attached hereto as EXHIBIT A, and authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Refer Items will be voted in accordance with the instructions of the Committee. The Committee will decide Refer Items by majority vote of the Committee members present, but only in the event a quorum is in attendance. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that PNC Capital has agreed in writing to vote proxies on behalf of a client in accordance with the client's proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Refer Items. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Refer Items, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

-    Publicly available information

-    Research and recommendation provided by the Service

-    Industry practices

-    Any special circumstances relating to the company

-    Advice from portfolio managers or investment professionals

-    Advice from legal counsel

-    Market conditions

-    Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the issuer's shareholders. In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

- the proxy is written in a language other than English and no translation has been provided;

-    the proxy require overseas travel in order to vote; or

- securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are DE MINIMUS when compared to the company's total outstanding shares.

(2) CONFLICTS OF INTEREST

A conflict of interest occurs when the interests of PNC Capital, its affiliates and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee seeks to avoid all situations that might lead to a real or apparent material conflict between (i) the interests of PNC Capital, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee's proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with the PNC Capital, including Committee members, responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee's independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. PNC Capital and the Committee members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. This policy and procedures are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies. Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of PNC Capital provides services, the affiliate's relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate's annual revenue.

IDENTIFICATION OF CONFLICTS OF INTEREST: Proxies required to be voted with respect to PNC Capital's publicly-traded affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to PNC Capital's investment company clients, conflicts may arise involving the investment adviser. In such cases PNC Capital will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Refer Item, the Committee may vote such matter in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of PNC Capital or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of PNC Capital Code of Ethics and shall be reported by the Committee to The PNC Financial Services Group, Inc. Corporate Ethics Office.

In the event that a Committee member has a conflict of interest that would impair his or her independence or judgment in deciding how to vote, such member should recuse himself or herself from the Committee's consideration of a particular proxy issue. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of PNC Capital, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee's proxy-voting responsibilities. This may include requesting that employees and officers of PNC Capital and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

(3) REVIEW OF POLICY

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with PNC Capital's fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission.

(4) PROCEDURE FOR VERIFYING INDEPENDENCE OF PROXY VOTING SERVICE

     1. The Committee shall annually review the services provided by the Service and any other proxy voting and recording service providers ("proxy service providers") retained by PNC Capital. The Committee shall conduct such review with a view to determining whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PNC Capital's clients. Among the actions which the Committee may undertake in making such an assessment are:

     a. Review of a proxy service provider's conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

     b. Review of a proxy service provider's Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

     c. Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

On an annual basis, the Proxy Voting Administrators shall request from the proxy voting service engaged by PNC Capital (the "Service") the following items:

     - A copy of the Service's written policies and procedures in place to guard against any conflicts of interest;

     - A copy of the SAS 70(1) prepared by an independent public accounting firm regarding the Service.

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(1) A SAS 70 examination signifies that a service organization has had its controls and security procedures objectives and control activities examined by an independent accounting and auditing firm.

In cases where the Committee has concerns that a proxy service provider's relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Committee may request from the proxy service provider information concerning the proxy service provider's relationship with the issuer.

(5) Recordkeeping

PNC Capital shall retain records relating to the voting of proxies, including:

     a. A copy of this Proxy Voting Policy and Procedures.

     b. A copy of each proxy statement received by PNC Capital regarding portfolio securities in PNC Capital client accounts.

     c. A record of each vote cast by PNC Capital on behalf of a client.

     d. A copy of each written client request for information on how PNC Capital voted proxies on behalf of the client account, and

     e. a copy of any written response by PNC Capital to the client account.

     f. All minutes of the Committee setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of the Committee material to a proxy voting decision.

PNC Capital shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies of proxy statements. PNC Capital shall also maintain at the Service records of proxy votes cast on behalf of PNC Capital's clients provided that the Service provides an undertaking to provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of PNC Capital.

                                    EXHIBIT A
                            PNC CAPITAL ADVISORS, LLC
                         SUMMARY PROXY VOTING GUIDELINES
                           Amended September 30, 2009

1. OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

     -    Election of Directors in a non-contested election

     -    Ratifying Auditors

     -    Increasing or decreasing amounts of authorized stock

     -    Changing terms of authorized stock

     -    Company name changes

     -    Stock splits

     -    Changing size of board

     -    Opting into or out of optional provisions of state corporation laws

     -    Changing annual meeting date or location

     -    Changing state of incorporation

     - Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

     - Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

     - Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason

     - Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

     - Approving "other business" when it appears as voting item, when no further details are provided

2. BOARD OF DIRECTORS

VOTING, BOARD COMPOSITION AND CONTROL ISSUES

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or
(iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

     -    Confidential voting

     -    Independent Audit Committees

     -    Independent Nominating Committees

     -    Independent Compensation Committees

     -    Auditors at annual meetings

     -    Requiring information on proponents of shareholder resolutions

     -    Fixing the board size or designating a range for the board size

     -    Repealing classified boards and electing all directors annually

     - Creation of "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

     - Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

     - Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

     -    Reduction of the par value of common stock

     - Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

     -    Implementing a reverse stock split to avoid delisting

     - Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

     - Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

     - Proposals requiring shareholder approval before extinguishing poison pills

     - Shareholder proposals asking that any future poison pill be put to a shareholder vote*

     -    Proposals to lower supermajority voting requirements

     -    Management proposals requiring a majority for election of directors**

* Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.

** Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.

The Committee recommends a vote AGAINST:

     -    Blank check preferred stock

     -    Classifying the board

     - "Fair Price" provisions requiring greater than a majority vote of all shares

     -    Greenmail

     -    Preemptive rights

     -    Proposals requiring supermajority voting

     -    Proposals to eliminate cumulative voting*

     - Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (PLACING BLOCKS OF SECURITIES WITH FRIENDLY THIRD PARTIES)

     -    Limiting shareholders' right to act by written consent

     -    Proposals giving shareholders the right to call special meetings

     -    Requiring inclusion of abstentions in voting results

     -    Repricing of "underwater" options

     - Shareholder proposals to impose a mandatory retirement age for outside directors

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

     - Required representation of specific gender, race, or interest groups on board

     -    Age or term limits for directors

     - Proposals for the same person to hold both Chairman and CEO positions and proposals to separate the Chairman and CEO positions

     - Shareholder requests for changes in voting requirements not otherwise covered in these guidelines

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR

     - Restoring shareholder ability to remove directors with or without cause

     -    Permitting shareholders to elect directors to fill board vacancies

     -    Requiring that a majority or more of directors be independent

The Committee recommends voting AGAINST:

     - Eliminating entirely directors' and officers' liability for monetary damages for violating the duty of care

     -    Shareholder proposals requiring two candidates per board seat

     - Allowing only continuing directors may elect replacements to fill board vacancies

     -    Proposals that directors may be removed only for cause

     -    Shareholder proposals to limit the tenure of outside directors

     - Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

3. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

4. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

CONTROL SHARE CASHOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

DISGORGEMENT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Generally, the Committee recommends voting AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

STAKEHOLDER PROVISIONS

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5. EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting AS RECOMMENDED BY MANAGEMENT on:

     -    Stock option plans

     -    Restricted stock bonus plans

     -    Director stock ownership proposals

     -    Executive compensation proposals

CLAW-BACK PROVISION (COMPENSATION RECOVERY POLICIES)

The Committee generally favors voting AGAINST shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

STOCK PLANS IN LIEU OF CASH

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

DIRECTOR RETIREMENT PLANS

The Committee recommends voting AGAINST retirement plans for nonemployee directors. The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

EMPLOYEE STOCK PURCHASE PLANS

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

     1.   Purchase price is at least 85 percent of fair market value

     2.   Offering period is 27 months or less, and

     3.   Potential voting power dilution (VPD) is ten percent or less.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS) The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting AGAINST shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

The Committee recommends voting AGAINST shareholder proposals seeking to add specific performance goals for executives.

GOLDEN AND TIN PARACHUTES

The Committee recommends voting FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

The Committee recommends voting FOR executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive's annual compensation (salary and bonus), and the benefit has been approved by the company's compensation committee.

6. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

     -    Requiring reports that go beyond standard industry practice

     - Restricting the company's ability to do business in any location or with any particular group

     - Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7. ENVIRONMENTAL AND ENERGY

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     -    The company's level of disclosure lags that of its competitors, or

     - The company has a poor environmental track record, such as violations of federal and state regulations.

8. GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

9. LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

The Committee recommends voting AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10. MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

NUCLEAR WEAPONS

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: the information is already publicly available or the disclosures sought could compromise proprietary information.

11. WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     1. The board composition is reasonably inclusive in relation to companies of similar size and business or

     2. The board already reports on its nominating procedures and diversity initiatives.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     1.   The company has well-documented equal opportunity programs

     2. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     3.   The company has no recent EEO-related violations or litigation.

The Committee recommends voting AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     1.   The composition of senior management and the board is fairly inclusive

     2. The company has well-documented programs addressing diversity initiatives and leadership development

     3. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     4. The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

The Committee recommends voting AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12. MUTUAL FUND PROXIES

APPROVE NEW CLASSES OR SERIES OF SHARES

The Committee recommends voting FOR the establishment of new classes or series of shares.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

The Committee recommends voting AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new agreement and declaration of trust

     - Removal of shareholder approval requirement to make material changes to the fund's management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

     - Removal of shareholder approval requirement to change the domicile of the fund

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.